As filed with the Securities and Exchange Commission on January 5, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2015

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Floating Rate Income Fund	5
High Income Bond Fund	8
Municipal High Income Fund	11
Municipal Intermediate Bond Fund	14
New York Municipal Income Fund	17
Short Duration Bond Fund	20
Short Duration High Income Fund	23
Strategic Income Fund	26
Unconstrained Bond Fund	29
FUND EXPENSE INFORMATION	37

SCHEDULE OF INVESTMENTS

Core Bond Fund	40
Floating Rate Income Fund	47
High Income Bond Fund	55
Municipal High Income Fund	67
Municipal Intermediate Bond Fund	71
New York Municipal Income Fund	77
Short Duration Bond Fund	80
Short Duration High Income Fund	84
Strategic Income Fund	95
Unconstrained Bond Fund	118
FINANCIAL STATEMENTS	138

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	190
Floating Rate Income Fund	192
High Income Bond Fund	192
Municipal High Income Fund	194
Municipal Intermediate Bond Fund	196
New York Municipal Income Fund	198
Short Duration Bond Fund	198
Short Duration High Income Fund	200
Strategic Income Fund	200
Unconstrained Bond Fund	202
Reports of Independent Registered Public Accounting Firms	207
Directory	209
Trustees and Officers	210
Proxy Voting Policies and Procedures	218
Quarterly Portfolio Schedule	218
Board Consideration of the Management and Sub-Advisory Agreements	218
Notice to Shareholders	223

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

The U.S. economy expanded in fits and starts during the reporting period. Weak growth during the beginning of 2015 was partially attributed to severe winter weather in parts of the country. After gathering some momentum during the second quarter, economic growth again moderated as the period progressed. Mixed economic data in the U.S., along with concerns regarding slowing growth in China and its potential impact on the world markets, triggered several flights to quality and declining intermediate- and long-term Treasury yields. While the U.S. Federal Reserve (Fed) maintained its accommodative monetary policy, short-term Treasury yields moved higher in anticipation of an interest rate "liftoff."

All told, the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96% during the 12 months ended October 31, 2015. Most non-Treasury securities produced modest gains but generated mixed results versus equal-duration Treasuries. Among the best absolute performers were less interest rate-sensitive securities, such as asset-backed securities.

Looking ahead, we believe the U.S. economy will continue to expand in 2016. However, growth could remain relatively muted, while inflation could edge somewhat higher as the year progresses. Against this backdrop, we anticipate the Fed will move toward policy normalization. In our view, the Fed will be gradual in its tightening cycle and we anticipate two to three rate hikes over the next 12 months, with a federal funds rate of approximately 0.75% – 1.0% by the end of 2016.

We believe our fixed income funds are appropriately positioned given our economic and interest rate outlook. We anticipate maintaining overweight positions in non-Treasuries relative to the funds' benchmarks. We also have a generally constructive outlook for the municipal market. As always, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given changing economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 1.69% total return for the 12 months ended October 31, 2015 but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 1.96% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the overall fixed income market posted a positive return over the 12-month reporting period. Short-term Treasury yields rose in anticipation of the first U.S. Federal Reserve (Fed) rate hike in nearly a decade. In contrast, longer-term rates declined given several flights to quality triggered by signs of moderating global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.35% and fell to as low as 1.68% in late January 2015, before ending the period at 2.16%. Most non-Treasury securities produced modest gains but generated mixed results versus equal-duration Treasuries during the reporting period.

The Fund's underperformance was partially driven by its defensive duration position. Given our belief that rates would move somewhat higher, we maintained a duration that was shorter than the benchmark. This position was not rewarded as intermediate- and longer-term rates declined during the period. An allocation to Treasury Inflation-Indexed Bonds also detracted from results as inflation remained muted during the period. Additionally, the Fund used financial futures contracts to assist in managing its duration positioning, which contributed to results.

On the upside, the Fund's allocation to non-Treasury securities was generally additive for results. Among the largest contributors to performance were the Fund's exposures to commercial mortgage-backed securities and non-agency mortgage-backed securities, along with security selection of investment grade corporate bonds. Elsewhere, our positioning among global developed market sovereigns was beneficial for returns.

Looking ahead, we anticipate that growth in the U.S. will continue to be driven by solid consumer spending, supported by stronger corporate balance sheets, lower energy costs and subdued inflation. In our view, the U.S. economy could expand in 2016. In terms of the Fed, we have long felt that the timing of its initial rate hike was not as important as the pace and magnitude of future rate hikes. While we believe a decision on a rate hike will be data dependent, we see this as being a very slow and moderate process, likely taking several years before normalization ultimately occurs. Against this backdrop, we anticipate maintaining our defensive duration positioning and overweight to the spread sectors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	4.3%
Corporate Debt Securities	25.6
Government Securities	3.2
Mortgage-Backed Securities	37.3
U.S. Government Agency Securities	3.0
U.S. Treasury Securities	26.8
Short-Term Investments	6.6
Liabilities, less cash, receivables and other assets	(6.8)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	1.28%	2.77%	4.57%	5.04%
Institutional Class[3]	10/01/1995	1.69%	3.18%	4.98%	5.44%
Class A4	12/20/2007	1.18%	2.75%	4.62%	5.26%
Class C4	12/20/2007	0.43%	1.98%	4.02%	4.96%
With Sales Charge
Class A4		-3.16%	1.86%	4.17%	5.04%
Class C4		-0.56%	1.98%	4.02%	4.96%
Index
Barclays U.S. Aggregate Bond Index[1,14]		1.96%	3.03%	4.72%	5.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 2.05%, 2.45%, 1.96% and 1.30% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.62%, 2.31%, 1.86% and 1.23% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.15%, 0.65%, 1.04% and 1.79% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 1.48% total return for the 12 months ended October 31, 2015 and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 0.48% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted a positive return during the reporting period and modestly outperformed equal-duration Treasuries. Supporting the market were overall solid fundamentals and relatively low defaults. Retail demand for the asset class was challenged, but this was offset by strong demand from collateralized loan obligation issuance. For the 12 months ended October 31, 2015, securities rated B in the index gained 0.68%, whereas securities rated BB and securities rated CCC and lower returned 3.08% and -16.42%, respectively.

We tactically adjusted the Fund's position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, and we have usually invested in fixed-rate senior secured bonds as our non-floating rate allocation. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in market volatility. Against this backdrop, the Fund's allocation to non-floating rate securities, which began the period at approximately 4.8% of the portfolio, was reduced to approximately 2.6% toward the middle of the period, and ended the period at approximately 4.8%.

We continued to actively participate in the new issuance market by emphasizing securities in the primary versus the secondary bank loan market due to the former's higher current yields. We also held the view that securities in the new issue market provided better opportunities on a total return basis. Throughout the period, we emphasized loans in the primary market from issuers that we believed had appropriate capital structures, positive operating momentum and relatively low leverage.

The Fund's higher quality bias largely benefited results during the reporting period. Relative to the benchmark, the Fund's overweight to securities rated BB and securities rated B, along with an underweight to securities rated CCC, were the largest positives for performance. Security selection of BB-rated and CCC-rated loans was also additive for performance. Conversely, the Fund's modest cash position was a drag on results given the positive return of the overall senior floating rate bank loan market.

From a sector perspective, security selection in utilities, lodging & casinos and publishing were the largest contributors to performance during the reporting period. In contrast, security selection in radio & television, oil & gas and financial intermediaries detracted the most from results.

We continue to have a positive outlook for the senior floating rate bank loan market. Our view is driven overall by what we believe to be solid fundamentals, relatively low leverage and continued growth in the U.S. economy. As has been the case thus far in 2015, we believe total returns in 2016 will be largely driven by coupons. We believe senior floating rate bank loans offer attractive relative value compared to other fixed income instruments, particularly if monetary policy normalization occurs. On an issuer-basis, we think the senior floating rate bank loan default rate for the full-year 2015 will end below its historical average, but we anticipate an uptick in 2016. However, it is our opinion that this should be somewhat tempered as there is very little in the way of near-term maturities and we believe issuers will continue to retain strong cash balances.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments (excluding Short-Term Investments*))
One to less than Five Years	44.4%
Five to less than Ten Years	55.6
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	1.48%	4.03%	4.52%
Class A	12/29/2009	1.00%	3.63%	4.10%
Class C5	12/30/2009	0.35%	2.87%	3.37%
With Sales Charge
Class A		-3.30%	2.73%	3.34%
Class C5		-0.63%	2.87%	3.37%
Index
S&P/LSTA Leveraged Loan Index[1,14]		0.48%	4.14%	5.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 3.96%, 3.44% and 2.84% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.86%, 3.33% and 2.75% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.79%, 1.17% and 1.92% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a -2.61% total return for the 12 months ended October 31, 2015 and underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a -2.03% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times but posted a positive return over the 12-month reporting period. Short-term Treasury yields rose in anticipation of the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined amid several flights to quality. Despite a strong finish, the high yield market generated weak results during the period. In particular, the energy and metals & mining sectors performed poorly given signs of moderating global growth. Within the benchmark, securities rated CCC (a relatively low rating) and securities rated BB (a higher rating) returned -10.22% and 1.16%, respectively.1

From a sector perspective, security selection in energy and telecommunication services, along with an underweight to banking, detracted the most from performance. Conversely, underweights to metals & mining and energy, an overweight to gaming and security selection in technology & electronics contributed the most to results.

In terms of the Fund's quality bias, security selection of securities rated CCC was generally positive for performance. Elsewhere, selection of securities rated BB and higher rated issues detracted from results.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocation to bonds rated BB, moving from an underweight to a slight overweight versus the benchmark. Elsewhere, our allocation to bonds rated CCC moved from an overweight to an underweight versus the benchmark. From a sector perspective, the Fund increased its allocations to technology & electronics, retailers and gas distribution. Conversely, it reduced its exposures to energy, telecommunication services and packaging.

Looking ahead, we believe high yield valuations are attractive versus their default risk. We anticipate U.S. GDP growth of about 2% in 2016, which should be supportive for the overall high yield market.Within the market, leverage remains moderate at 4.1 times debt to cash flow, while near-term bond/loan maturities have been significantly reduced through refinancing. That said, we believe volatility could remain elevated. Defaults in the U.S. high yield market are currently estimated at around 1.5% for 2015, and we believe they could move up to 3% in 2016. Another uncertainty is the Fed's transition to less accommodative monetary policy. While we anticipate several rate hikes in 2016, our view is the Fed will take a gradual approach and move slower than many previously expected. It's important to point out that interest rates have not historically been the primary driver of high yield performance. Rather, this has been largely a function of GDP growth and defaults, both of which we feel will be supportive in 2016. Furthermore, an environment of gradual interest rate hikes has historically been constructive for high yield bonds, as it usually indicates the economy is on solid footing.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

1  The performance of certain rated bonds within the benchmark noted above represent issues that are rated BB1/BB+ through BB3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments (excluding Short-Term Investments*))
Less than One Year	0.1%
One to less than Five Years	32.0
Five to less than Ten Years	63.1
Ten Years or Greater	4.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS6,19

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	-2.61%	5.07%	7.13%	7.59%
Institutional Class[8]	05/27/2009	-2.46%	5.22%	7.26%	7.65%
Class A8	05/27/2009	-2.86%	4.81%	6.97%	7.53%
Class C8	05/27/2009	-3.55%	4.03%	6.47%	7.31%
Class R3[8]	05/27/2009	-3.08%	4.56%	6.81%	7.46%
Class R6[8]	03/15/2013	-2.39%	5.17%	7.18%	7.61%
With Sales Charge
Class A8		-6.97%	3.91%	6.51%	7.33%
Class C8		-4.47%	4.03%	6.47%	7.31%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		-2.03%	6.00%	7.52%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 5.79%, 5.93%, 5.41%, 4.81%, 5.28% and 6.00% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.83%, 0.69%, 1.08%, 1.82%, 1.32% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Municipal High Income Fund, which was launched on June 22, 2015. The Fund seeks high current income exempt from federal income tax by investing in a diversified mix of investment grade and non-investment grade municipal bonds.

For the period since its inception through October 31, 2015, the Fund's Institutional Class generated a 2.27% total return and outperformed its benchmark, a custom 65%/35% combination of the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index, which provided a 1.41% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the reporting period. Fundamentals in the municipal market generally improved along with the U.S. economy. This, coupled with declining long-term interest rates, was supportive for the tax-free market. While new supply was robust during the period, it was well absorbed by strong investor demand. All told, the Barclays Municipal Bond Index gained 2.12% for the period from June 22, 2015 through October 31, 2015. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.96%.

During the reporting period, we actively invested the Fund's assets in a diversified mix of investment grade and non-investment grade municipal bonds. Given the steepness of the municipal yield curve and our aim to generate incremental income, we maintained a long duration for the Fund. This benefited performance as rates generally declined during the period.

From a sector perspective, an overweight to tobacco securitization bonds was additive for results. Finally, the Fund's overall quality bias was similar to that of the benchmark and was neutral for results.

Looking ahead, we have a generally positive outlook for the municipal market. Fundamentally, we believe the U.S. economy could continue to expand, with modest inflation. Moving forward, we believe two major factors will drive market performance. First, we believe the U.S. Federal Reserve is likely to pressure absolute returns as it moves off its zero-rate target. This could have an uneven impact on the yield curve, highlighting the potential benefits of active yield curve management. Second, we think the municipal market should benefit from what we believe are still attractive valuations relative to taxable alternatives. This, in turn, could drive overall solid investor demand. At the same time, supply could moderate as municipalities have already aggressively taken advantage of low rates to refinance existing debt and lower borrowing costs. Finally, while we anticipate an overall favorable environment for the municipal market, investment sentiment could be challenged at times by headlines surrounding the lingering effect of Puerto Rico's debt restructuring and other one-off credit events.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.7%
American Samoa	0.7
California	13.3
District of Columbia	1.8
Florida	4.2
Georgia	2.6
Illinois	11.7
Indiana	1.9
Iowa	1.4
Kentucky	2.9
Maine	2.6
Maryland	1.4
Michigan	1.4
Minnesota	1.1
Missouri	1.0
New Jersey	6.7
New Mexico	1.8
New York	8.6
North Carolina	0.9
Ohio	5.4
Oklahoma	1.4
Pennsylvania	7.9
Texas	7.1
Utah	1.8
Vermont	1.4
Virgin Islands	0.8
Virginia	2.2
Washington	1.9
Wisconsin	3.3
Liabilities, less cash, receivables and other assets	(0.9)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception Date	Cumulative Total Return Ended 10/31/2015 Life of Fund
At NAV
Institutional Class	06/22/2015	2.27%
Class A	06/22/2015	2.24%
Class C	06/22/2015	1.87%
With Sales Charge
Class A		-2.07%
Class C		0.87%
Index
Blended Benchmark*[1,14]		1.41%

*  Blended benchmark is composed of 65% Barclays Municipal Bond Index and 35% Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 3.72%, 3.22% and 2.60% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.57%, 5.69% and 4.59% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 2.44% for Class A shares. Absent repayment, the 30-day SEC yields would have been 4.53% and 3.38% for Institutional Class and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 were 1.00%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from June 22, 2015 to October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Barclays Municipal Bond Index and 35% Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 1.82% total return for the 12 months ended October 31, 2015 but underperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 2.63% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the 12-month reporting period. Fundamentals in the municipal market generally improved along with the U.S. economy. This, coupled with declining long-term interest rates, was supportive for the tax-free market. While new supply was robust during the period, it was well absorbed by strong investor demand. All told, the Barclays Municipal Bond Index gained 2.87% for the 12 months ended October 31, 2015. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 1.96%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning detracted from results as the intermediate portion of the municipal curve outperformed its shorter- and longer-term counterparts. The Fund's duration positioning did not meaningfully impact performance.

The Fund's quality biases were additive for results. In particular, having overweights to securities rated BBB and A benefited performance. From a sector perspective, overweights to hospitals and housing added to results as these higher yielding sectors outperformed the benchmark.

A number of changes were made to the Fund during the reporting period. We shortened the duration of the portfolio and moved closer to that of the benchmark. Given our expectation for continued market volatility, we increased the overall quality of the portfolio by adding to its AAA-rated exposure and paring its allocation to A-rated securities. Finally, we increased our allocations to the long and short ends of the municipal yield curve and pared our exposure to the intermediate segment of the curve. This was done given our anticipation of a flattening of the municipal yield curve.

Looking ahead, we have a generally positive outlook for the municipal market. Fundamentally, we believe the U.S. economy could continue to expand, with modest inflation. Moving forward, we believe two major factors will drive market performance. First, we believe the U.S. Federal Reserve is likely to pressure absolute returns as it moves off its zero-rate target. This could have an uneven impact on the yield curve, highlighting the potential benefits of active yield curve management. Second, we think the municipal market should benefit from what we believe are still attractive valuations relative to taxable alternatives. This, in turn, could drive overall solid investor demand. At the same time, supply could moderate as municipalities have already aggressively taken advantage of low rates to refinance existing debt and lower borrowing costs. Finally, while we anticipate an overall favorable environment for the municipal market, investment sentiment could be challenged at times by headlines surrounding the lingering effect of Puerto Rico's debt restructuring and other one-off credit events.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alaska	1.6%
Arizona	0.4
Arkansas	0.8
California	11.2
Colorado	0.8
District of Columbia	3.7
Florida	11.2
Georgia	4.5
Illinois	8.0
Indiana	4.9
Kansas	0.5
Louisiana	1.5
Maryland	1.6
Massachusetts	1.1
Michigan	0.9
Minnesota	2.1
Mississippi	2.7
Montana	1.2
Nevada	0.5
New Jersey	4.1
New York	10.9
North Carolina	1.1
Ohio	0.9
Pennsylvania	4.0
Rhode Island	3.3
South Carolina	2.0
Tennessee	2.0
Texas	7.7
Utah	1.1
Vermont	0.4
Virginia	1.3
Washington	0.9
Wisconsin	0.1
Cash, receivables and other assets, less liabilities	1.0 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	1.82%	3.46%	3.82%	4.93%
Institutional Class[11]	06/21/2010	1.97%	3.60%	3.89%	4.95%
Class A11	06/21/2010	1.51%	3.18%	3.68%	4.88%
Class C11	06/21/2010	0.76%	2.43%	3.26%	4.73%
With Sales Charge
Class A11		-2.81%	2.29%	3.23%	4.71%
Class C11		-0.24%	2.43%	3.26%	4.73%
Index
Barclays 7-Year G.O. Index[1,14]		2.63%	3.67%	4.80%	5.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 1.39%, 1.53%, 1.12% and 0.43% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.46%, 2.70%, 1.98% and 0.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.11%, 1.40%, 0.82% and 0.00% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.85%, 0.67%, 1.07% and 1.88% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

New York Municipal Income Fund Commentary (Unaudited)

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 1.99% total return for the 12 months ended October 31, 2015 but underperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 2.63% return for the same period.

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the 12-month reporting period. Fundamentals in the municipal market generally improved along with the U.S. economy. This, coupled with declining long-term interest rates, was supportive for the tax-free market. While new supply was robust during the period, it was well absorbed by strong investor demand. All told, the Barclays Municipal Bond Index gained 2.87% for the 12 months ended October 31, 2015. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 1.96%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning detracted from results as the intermediate portion of the municipal curve outperformed its shorter- and longer-term counterparts. The Fund's duration positioning did not meaningfully impact performance.

The Fund's quality biases were additive for results. In particular, having overweights to securities rated BBB and A benefited performance. From a sector perspective, overweights to hospitals and housing added to results as these higher yielding sectors outperformed the benchmark.

A number of changes were made to the Fund during the reporting period. Primarily, we shortened the duration of the portfolio and moved closer to that of the benchmark. Additionally, we maintained our allocation to the long end of the municipal yield curve and pared our exposure to the intermediate segment of the curve. This was done given our anticipation of a flattening of the municipal yield curve.

Looking ahead, we have a generally positive outlook for the municipal market. Fundamentally, we believe the U.S. economy could continue to expand, with modest inflation. Moving forward, we believe two major factors will drive market performance. First, we believe the U.S. Federal Reserve is likely to pressure absolute returns as it moves off its zero-rate target. This could have an uneven impact on the yield curve, highlighting the potential benefits of active yield curve management. Second, we think the municipal market should benefit from what we believe are still attractive valuations relative to taxable alternatives. This, in turn, could drive overall solid investor demand. At the same time, supply could moderate as municipalities have already aggressively taken advantage of low rates to refinance existing debt and lower borrowing costs. Finally, while we anticipate an overall favorable environment for the municipal market, investment sentiment could be challenged at times by headlines surrounding the lingering effect of Puerto Rico's debt restructuring and other one-off credit events.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	95.2%
Cash, receivables and other assets, less liabilities	4.8 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	1.99%	2.41%
Index
Barclays 7-Year G.O. Index[1,14]		2.63%	2.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yield was 1.24% for Institutional Class. The tax-equivalent yield was 2.19% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 0.87% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

New York Municipal Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT16

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.44% total return for the 12 months ended October 31, 2015 but underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index, which provided a 0.87% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the overall fixed income market posted a positive return over the 12-month reporting period. Short-term Treasury yields rose in anticipation of the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined given several flights to quality triggered by signs of moderating global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.35% and fell to as low as 1.68% in late January 2015, before ending the period at 2.16%. Most non-Treasury securities produced modest gains but generated mixed results versus equal-duration Treasuries during the period.

The Fund's overweight to agency mortgage-backed securities (MBS) detracted from results during the period as they underperformed the benchmark. Conversely the Fund's allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds were beneficial for performance. Duration and yield curve positioning did not meaningfully impact results over the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and an underweight to Treasuries. However, we increased the Fund's Treasury exposure, while paring its allocations to investment grade corporate bonds and CMBS. We actively participated in the investment grade corporate bond new issuance market where we found what we believed were attractive valuations; we sold certain positions that we felt were fully valued and where we believed there were potential event risks, such as merger and acquisition activity and share buybacks.

At the end of the reporting period, the Fund's largest overweight positions, when compared to the benchmark, were in the CMBS, asset-backed securities and agency MBS sectors. We also had an overweight to investment grade corporate bonds. Our largest underweight was to Treasury securities.

Looking ahead, we believe that growth in the U.S. will continue to be driven by solid consumer spending, supported by stronger corporate balance sheets, lower energy costs and subdued inflation. In our view, the U.S. economy could expand in 2016. In terms of the Fed, we have long felt that the timing of its initial rate hike was not as important as the pace and magnitude of future rate hikes. While we believe a decision on rate hikes will be data dependent, we see this as being a very slow and moderate process, likely taking multiple years before normalization ultimately occurs. Against this backdrop, we anticipate maintaining our defensive duration positioning and overweight to the spread sectors.

Sincerely,

THOMAS SONTAG AND MICHAEL FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.0%
Corporate Debt Securities	28.9
Mortgage-Backed Securities	21.6
U.S. Treasury Securities	28.2
Short-Term Investments	11.5
Liabilities, less cash, receivables and other assets	(8.2)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.44%	1.25%	1.75%	4.34%
Trust Class[12]	08/30/1993	0.30%	1.14%	1.65%	4.27%
Institutional Class[12]	06/21/2010	0.64%	1.45%	1.86%	4.38%
Class A12	06/21/2010	0.10%	1.02%	1.64%	4.31%
Class C12	06/21/2010	-0.49%	0.30%	1.24%	4.17%
With Sales Charge
Class A12		-2.36%	0.51%	1.38%	4.22%
Class C12		-1.49%	0.30%	1.24%	4.17%
Index
Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		0.87%	0.98%	2.85%	5.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were -1.29%, -1.38%, -1.09%, -1.42% and -2.19% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -1.95%, -2.26%, -1.67%, -1.99% and -2.76% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.20%, 1.36%, 1.00%, 1.37% and 2.13% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a -0.22% total return for the 12 months ended October 31, 2015 but outperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a -0.57% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times but posted a positive return over the 12-month reporting period. Short-term Treasury yields rose in anticipation of the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined amid several flights to quality. Despite a strong finish, the high yield market generated weak results during the period. In particular, the energy and metals & mining sectors performed poorly given signs of moderating global growth. Within the benchmark, securities rated CCC (a relatively low rating) and securities rated BB (a higher rating) returned -1.83% and 2.33%, respectively.1

The sectors that were the most beneficial to the Fund's absolute performance during the reporting period were gaming, diversified financial services and telecommunication services. Detracting the most from absolute performance were the energy, support services and media/broadcasters sectors.

From a quality perspective, approximately 95% of the portfolio was held in cash or securities rated B and higher. If we had allocated a smaller portion of the portfolio to securities rated CCC, we would have likely further enhanced the Fund's absolute performance, as this portion of the market underperformed both B and BB securities.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund's allocations to health care, theaters & entertainment, media/broadcasters, hotels and recreation & travel. We reduced the Fund's allocations to energy, gaming and automobile-related industries.

Looking ahead, we believe high yield valuations are attractive versus their default risk. Supporting this from a fundamental perspective would be continued GDP growth in the U.S., of perhaps around 2%.Within the high yield market, leverage remains moderate at 4.1 times debt to cash flow, while near-term bond/loan maturities have been significantly reduced through refinancing. That said, we believe volatility could remain elevated. Defaults in the U.S. high yield market are currently estimated at around 1.5% for 2015 and we believe they could move up in 2016. Another uncertainty is the Fed's transition to less accommodative monetary policy. While we anticipate several rate hikes in 2016, our view is the Fed will take a gradual approach and move slower than many previously expected. It's important to point out that interest rates have not historically been the primary driver of high yield performance. Rather, this has been largely a function of GDP growth and defaults, both of which we feel will be supportive in 2016. Furthermore, an environment of gradual interest rate hikes has historically been constructive for high yield bonds, as it usually indicates the economy is on solid footing.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

1  The performance of certain rated bonds within the benchmark noted above represent issues that are rated BB1/BB+ through BB3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Bank Loan Obligations	6.5%
Corporate Debt Securities	89.6
Short-Term Investments	2.8
Cash, receivables and other assets	1.1 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	-0.22%	3.03%
Class A	09/28/2012	-0.59%	2.66%
Class C	09/28/2012	-1.33%	1.90%
With Sales Charge
Class A		-4.85%	1.24%
Class C		-2.29%	1.90%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		-0.57%	3.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 4.65%, 4.10% and 3.53% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 4.05% for Class A shares. Absent repayment, the 30-day SEC yields would have been 4.65% and 3.67% for Institutional Class and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.85%, 1.24% and 2.03% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a -0.69% total return for the 12 months ended October 31, 2015 and underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 1.96% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the overall fixed income market posted a positive return over the 12-month reporting period. Short-term Treasury yields moved higher as the market anticipated the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined given several flights to quality triggered by signs of moderating global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.35% and fell to as low as 1.68% in late January 2015, before ending the period at 2.16%. Most non-Treasury securities produced positive returns but generated mixed results versus equal-duration Treasuries during the period.

The Fund's underperformance was partially driven by its allocations to high yield corporate bonds and emerging markets debt as their spreads widened during the period. Elsewhere, an allocation to Treasury Inflation-Indexed Bonds detracted from results as inflation remained muted during the period. The Fund's defensive duration position was also negative for results. Given our belief that rates would move somewhat higher, we maintained a duration that was shorter than the benchmark. This was not rewarded as intermediate- and longer-term rates declined during the period. The Fund also used financial futures contracts to assist in managing its duration positioning, which was a further drag on results.

On the upside, the Fund's allocation to certain non-Treasury securities was generally additive for results. Among the largest contributors to performance were the Fund's exposures to commercial mortgage-backed securities, non-agency mortgage-backed securities and senior floating rate loans. However, security selection of investment grade corporate bonds detracted from results. Elsewhere, our positioning among global developed market sovereigns was beneficial for returns.

Looking ahead, we believe that growth in the U.S. will continue to be driven by solid consumer spending, supported by stronger corporate balance sheets, lower energy costs and subdued inflation. In our view, the U.S. economy could expand in 2016. In terms of the Fed, we have long felt that the timing of its initial rate hike was not as important as the pace and magnitude of future rate hikes. While we believe a decision on rate hikes will be data dependent, we see this as being a very slow and moderate process, likely taking several years before normalization ultimately occurs. Against this backdrop, we anticipate maintaining our defensive duration positioning and overweight to the spread sectors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.9%
Bank Loan Obligations	7.9
Corporate Debt Securities	34.1
Exchange Traded Funds	8.7
Government Securities	5.4
Mortgage-Backed Securities	36.2
Mutual Funds	5.4
U.S. Government Agency Securities	1.4
U.S. Treasury Securities	8.6
Short-Term Investments	3.7
Liabilities, less cash, receivables and other assets	(29.3)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	-1.03%	3.92%	6.46%	6.81%
Institutional Class	07/11/2003	-0.69%	4.29%	6.77%	7.06%
Class A13	12/20/2007	-1.08%	3.87%	6.44%	6.79%
Class C13	12/20/2007	-1.77%	3.15%	5.84%	6.30%
Class R6[13]	03/15/2013	-0.62%	4.33%	6.79%	7.07%
With Sales Charge
Class A13		-5.26%	2.97%	5.98%	6.41%
Class C13		-2.73%	3.15%	5.84%	6.30%
Index
Barclays U.S. Aggregate Bond Index[1,14]		1.96%	3.03%	4.72%	4.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 3.36%, 3.71%, 3.17%, 2.61% and 3.78% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.34%, 3.70%, 3.16%, 2.57% and 3.76% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.25%, 0.89%, 1.29%, 2.02% and 0.82% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.14%, 0.79%, 1.19%, 1.89% and 0.72% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a -2.28% total return for the 12 months ended October 31, 2015 and underperformed its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which provided a 0.02% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Key drivers of the global bond market during the 12-month reporting period were inconsistent trends for growth and inflation, lower commodity prices and geopolitical issues. Collectively, these factors led to periods of increased market volatility, oscillating but ultimately declining government bond yields, and credit spread widening. Adding to uncertainty, global monetary policy showed signs of diverging. The European Central Bank, Bank of Japan and People's Bank of China pursued or escalated their quantitative easing measures in an attempt to stimulate growth and ward off deflation. In contrast, the U.S. Federal Reserve (Fed) appeared closer to its first interest rate increase in nearly a decade. Against this backdrop, the U.S. dollar appreciated against other developed market currencies and emerging markets currencies during the period. Toward the end of the period, we saw a reversal in terms of investor sentiment as risk appetites reemerged, credit spreads narrowed and government yields moved higher.

With respect to Fund performance, the portfolio's allocation to emerging markets hard currency debt detracted from results. The global investment grade corporate bond allocation was also a headwind for performance as spreads widened. Performance resulting from duration positioning was mixed — the portfolio's short positioning in the U.S., Germany and Japan detracted from results but was offset by contributions from long duration positions in the U.K., New Zealand and emerging markets local currency debt. On the upside, the portfolio's active currency positioning contributed to performance. Additionally, an allocation to non-agency mortgage-backed securities contributed to results. During the reporting period, the portfolio's aggregate use of financial futures contracts, forward contracts, credit default swaps and options on bond futures detracted from performance.

Looking forward, we anticipate turbulence in the global markets will continue due to Chinese growth concerns and shifting Fed monetary policy. We believe that developed market resilience can weather weakness in the emerging markets as the effects of recent fiscal and monetary stimulus should begin to feed through to the global economy. In China, we believe benefits of recent stimulus measures are still working their way through the economy and should lead to stabilization. We anticipate that this, in turn, will support market sentiment.

We believe that solid U.S. growth will need to be accompanied by a stronger eurozone expansion for our global forecast to be realized. Relative to expectations, the eurozone is the region where we anticipate the biggest acceleration in growth in the coming quarters. If this scenario plays out, we think conditions are likely to be negative for government bonds. Although inflation expectations have remained subdued, we believe inflation will increase starting later this year as the headwinds from lower oil prices fade. In our opinion, this, in turn, should allow the Fed to pursue a less accommodative monetary policy. Finally, we think currency valuations have the potential to remain a key macroeconomic variable going forward.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER, JON JONSSON AND UGO LANCIONI
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	15.1%
Corporate Debt Securities	39.5
Exchange Traded Funds	4.8
Government Securities	21.6
Mortgage-Backed Securities	2.7
Municipal Notes	1.7
U.S. Treasury Securities	10.1
Short-Term Investments	2.5
Cash, receivables and other assets, less liabilities	2.0*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Average Annual Total Return Ended 10/31/2015
		1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	-2.28%	-0.83%
Class A	02/13/2014	-2.74%	-1.25%
Class C	02/13/2014	-3.36%	-1.92%
Class R6	02/13/2014	-2.21%	-0.76%
With Sales Charge
Class A		-6.88%	-3.70%
Class C		-4.31%	-1.92%
Index
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index[1,14]		0.02%	0.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 3.30%, 2.80%, 2.18% and 3.36% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.86%, 1.98% and 3.26% for Institutional Class, Class A and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 2.18% for Class C shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.86%, 2.25%, 3.18% and 1.81% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.68%, 1.05%, 1.80% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 35 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA).

NBM currently serves as each Fund's investment manager and administrator and NBFI currently serves as each Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBFI who currently provide services to the Funds under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Barclays G.O. Index. The Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Blended benchmark is composed of 65% Barclays Municipal Bond Index and 35% Barclays Municipal High Yield Index:

Barclays Municipal Bond Index:

The Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB- or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/15 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$996.00	$4.28	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class	$1,000.00	$998.00	$2.27	0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Class A	$1,000.00	$996.00	$4.28	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class C	$1,000.00	$992.20	$8.03	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Floating Rate Income Fund
Institutional Class	$1,000.00	$990.00	$3.51	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$987.10	$5.36	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$984.40	$9.10	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$962.00	$4.10	0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Institutional Class	$1,000.00	$961.70	$3.36	0.68%	$1,000.00	$1,021.78	$3.47	0.68%
Class A	$1,000.00	$960.70	$5.39	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$956.30	$8.93	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R3	$1,000.00	$958.60	$6.52	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$962.10	$3.02	0.61%	$1,000.00	$1,022.13	$3.11	0.61%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,022.70	$1.83(2)	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,022.40	$3.14(2)	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class C	$1,000.00	$1,018.70	$5.77(2)	1.58%	$1,000.00	$1,017.24	$8.03	1.58%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,011.80	$3.30	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class	$1,000.00	$1,012.50	$2.54	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,009.80	$4.41	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,006.00	$8.19	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
New York Municipal Income Fund
Institutional Class	$1,000.00	$1,013.90	$4.67	0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,000.30	$3.53	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Trust Class	$1,000.00	$999.50	$4.03	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class	$1,000.00	$1,001.30	$2.52	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$997.80	$4.38	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$995.60	$8.15	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Short Duration High Income Fund
Institutional Class	$1,000.00	$981.80	$3.75	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$979.90	$5.59	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$976.20	$9.31	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Strategic Income Fund
Trust Class	$1,000.00	$978.60	$5.34	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Institutional Class	$1,000.00	$980.40	$3.59	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$978.40	$5.59	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$974.90	$9.06	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R6	$1,000.00	$981.60	$3.25	0.65%	$1,000.00	$1,021.93	$3.31	0.65%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Unconstrained Bond Fund
Institutional Class	$1,000.00	$985.40	$3.25	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Class A	$1,000.00	$982.50	$5.10	1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$979.80	$8.83	1.77%	$1,000.00	$1,016.28	$9.00	1.77%
Class R6	$1,000.00	$985.70	$2.90	0.58%	$1,000.00	$1,022.28	$2.96	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 132/365 (to reflect the period June 22, 2015 (Commencement of Operations) to October 31, 2015).

(3)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments Core Bond Fund 10/31/15

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (26.8%)
$8,325	U.S. Treasury Bonds, 6.25%, due 8/15/23	$10,913	@
11,885	U.S. Treasury Bonds, 5.50%, due 8/15/28	16,026	@
4,145	U.S. Treasury Bonds, 4.50%, due 2/15/36	5,392
1,790	U.S. Treasury Bonds, 3.88%, due 8/15/40	2,121
5,016	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	4,824
6,022	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	6,769
700	U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	777
3,131	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	4,339
1,266	U.S. Treasury Inflation-Indexed Bonds, 0.75%, due 2/15/42	1,134
3,000	U.S. Treasury Notes, 0.38%, due 3/31/16	3,002
2,000	U.S. Treasury Notes, 0.50%, due 2/28/17	1,998
325	U.S. Treasury Notes, 3.25%, due 3/31/17	337
125	U.S. Treasury Notes, 0.63%, due 11/30/17	125
95	U.S. Treasury Notes, 0.75%, due 2/28/18	95
7,390	U.S. Treasury Notes, 3.63%, due 8/15/19	8,022
4,965	U.S. Treasury Notes, 2.13%, due 12/31/21	5,061
5,010	U.S. Treasury Notes, 2.75%, due 2/15/24	5,284
405	U.S. Treasury Notes, 6.25%, due 5/15/30	595

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $76,148)		76,814
U.S. Government Agency Securities (3.0%)
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	720
1,360	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,814
3,244	Federal Home Loan Mortgage Corp., Unsecured Discount Notes, 0.00%, due 12/14/15	3,244
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,183
1,855	Residual Funding Corp., Principal Strip Bonds, 0.00%, due 4/15/30	1,191
250	Tennessee Valley Authority, Senior Unsecured Notes, 5.25%, due 9/15/39	310
	Total U.S. Government Agency Securities (Cost $8,445)	8,462
Mortgage-Backed Securities (37.3%)
Collateralized Mortgage Obligations (0.0%)
28	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.41%, due 7/20/36	26	µ
15	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.44%, due 5/25/32	15	µ
		41
Commercial Mortgage-Backed (7.3%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	397
472	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	480
420	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	435
399	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	420	[i]
3,535	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.25%, due 9/10/46	201	µg
4,970	Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class XA, 1.09%, due 10/10/47	362	µg
2,637	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.45%, due 2/10/48	255	µg
550	Citigroup Commercial Mortgage Trust, Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	574
400	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	410
507	COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	529	[i]
6,954	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.19%, due 5/10/47	449	µg
896	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.03%, due 12/10/49	929	µ

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$5,494	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.40%, due 10/10/46	$408	µg
7,140	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.25%, due 4/10/47	473	µg
4,528	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.40%, due 4/10/47	329	µg
3,983	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.35%, due 6/10/47	299	µg
4,982	Commercial Mortgage Trust, Ser. 2014-UBS6, Class XA, 1.08%, due 12/10/47	320	µg
335	Commercial Mortgage Trust, Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	348
59	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.70%, due 6/15/39	61	µ
159	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	162
531	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.95%, due 9/15/39	559	µ
78	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	80
966	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,008	[i]
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.07%, due 2/15/41	266	µ
718	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	744
468	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	474
1,345	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	1,407	µ
3,268	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.07%, due 1/10/45	297	ñµg
335	GS Mortgage Securities Trust, Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	350
1,814	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,875
630	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.77%, due 6/15/49	652	µ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,275	[i]
446	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	459
4,748	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.24%, due 6/15/47	319	µg
710	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	739
94	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	94
457	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	482
2,884	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.82%, due 12/10/45	258	ñµg
1,797	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.10%, due 8/10/49	171	ñµg
500	Wells Fargo Commercial Mortgage Trust, Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	517
3,944	Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC16, Class XA, 1.47%, due 8/15/50	304	µg
7,311	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.47%, due 3/15/45	451	ñµg
6,470	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 0.95%, due 11/15/47	393	µg
		21,015
Fannie Mae (20.9%)
866	Pass-Through Certificates, 2.50%, due 4/1/30 – 7/1/30	882	Ø
3,558	Pass-Through Certificates, 3.00%, due 8/1/29 – 5/1/45	3,669
7,793	Pass-Through Certificates, 3.50%, due 12/1/41 – 10/1/45	8,137	Ø
11,358	Pass-Through Certificates, 4.00%, due 2/1/41 – 10/1/45	12,130
10,687	Pass-Through Certificates, 4.50%, due 11/1/39 – 10/1/44	11,602
4,542	Pass-Through Certificates, 5.00%, due 1/1/17 – 9/1/43	5,000
2,405	Pass-Through Certificates, 5.50%, due 5/1/30 – 3/1/41	2,690
1,333	Pass-Through Certificates, 6.00%, due 3/1/33 – 11/1/38	1,513
38	Pass-Through Certificates, 8.50%, due 4/1/34	45
365	Pass-Through Certificates, 2.50%, TBA, 15 Year Maturity	372	Ø
1,660	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	1,727	Ø
680	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	687	Ø
1,960	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	2,040	Ø
8,735	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	9,298	Ø
		59,792

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Freddie Mac (8.2%)
$141	Pass-Through Certificates, 2.21%, due 2/1/37	$149	µ
225	Pass-Through Certificates, 2.34%, due 4/1/37	240	µ
4,376	Pass-Through Certificates, 3.50%, due 7/1/42 – 11/1/45	4,555	Ø
7,520	Pass-Through Certificates, 4.00%, due 11/1/40 – 11/1/45	8,005	Ø
4,264	Pass-Through Certificates, 4.50%, due 6/1/39 – 2/1/45	4,626
562	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	617
1,052	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	1,171
27	Pass-Through Certificates, 6.00%, due 12/1/37	31
6	Pass-Through Certificates, 6.50%, due 11/1/25	7
925	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	960	Ø
3,070	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	3,261	Ø
		23,622
Government National Mortgage Association (0.9%)
1,620	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	1,698	Ø
750	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	798	Ø
		2,496
	Total Mortgage-Backed Securities (Cost $107,042)	106,966
Corporate Debt Securities (25.6%)
Aerospace & Defense (0.4%)
1,005	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	1,025
Agriculture (0.8%)
385	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	420
755	Reynolds American, Inc., Guaranteed Notes, 4.45%, due 6/12/25	791
1,220	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	1,173	@
		2,384
Airlines (0.4%)
1,090	American Airlines, Inc., Pass-Through Certificates, Ser. 2015-2, Class AA, 3.60%, due 9/22/27	1,104
Auto Manufacturers (0.9%)
800	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.55%, due 10/5/18	803
830	General Motors Financial Co., Inc., Guaranteed Notes, 3.10%, due 1/15/19	833
840	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, due 7/13/25	855
		2,491
Banks (7.1%)
640	Bank of America Corp., Subordinated Medium-Term Notes, 4.00%, due 1/22/25	631
750	Bank of America Corp., Subordinated Notes, Ser. L, 3.95%, due 4/21/25	738
1,100	Bank of America Corp., Subordinated Medium-Term Notes, 4.25%, due 10/22/26	1,104	@
820	Barclays PLC, Senior Unsecured Notes, 2.00%, due 3/16/18	818
1,149	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	1,155	@
805	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	805	@
575	Citigroup, Inc., Subordinated Notes, 4.40%, due 6/10/25	584
1,115	Citigroup, Inc., Subordinated Notes, 4.45%, due 9/29/27	1,118

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$295	Citigroup, Inc., Subordinated Notes, 5.30%, due 5/6/44	$313
705	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	697	µ@
980	Credit Suisse Group Funding Ltd., Guaranteed Notes, 3.80%, due 9/15/22	989	ñ
485	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, due 7/27/20	489
950	Goldman Sachs Group, Inc., Subordinated Notes, 4.25%, due 10/21/25	954
1,350	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	1,369	µ
1,245	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,247	@
540	JPMorgan Chase & Co., Subordinated Notes, 4.13%, due 12/15/26	544
705	JPMorgan Chase & Co., Subordinated Notes, 4.95%, due 6/1/45	714
585	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	594	µ
1,415	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	1,395	µ
820	Morgan Stanley, Subordinated Global Medium-Term Notes, 4.35%, due 9/8/26	834	@
1,405	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	1,382	µ
525	MUFG Union Bank N.A., Senior Unsecured Bank Notes, 2.25%, due 5/6/19	527
1,115	UBS Group Funding Ltd., Guaranteed Notes, 4.13%, due 9/24/25	1,120	ñ
380	Wells Fargo & Co., Subordinated Medium-Term Notes, 4.65%, due 11/4/44	376
		20,497
Biotechnology (0.5%)
560	Amgen, Inc., Senior Unsecured Notes, 2.20%, due 5/22/19	563
740	Biogen, Inc., Senior Unsecured Notes, 5.20%, due 9/15/45	747
		1,310
Commercial Services (0.2%)
700	ERAC USA Finance LLC, Guaranteed Notes, 2.35%, due 10/15/19	696	ñ
Computers (1.5%)
1,395	HP Enterprise Co., Guaranteed Notes, 3.60%, due 10/15/20	1,405	ñ
2,080	HP Enterprise Co., Guaranteed Notes, 4.90%, due 10/15/25	2,056	ñ
830	Seagate HDD Cayman, Guaranteed Notes, 4.88%, due 6/1/27	722	ñ
		4,183
Diversified Financial Services (0.1%)
400	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	405
Electric (1.4%)
775	Dominion Resources, Inc., Senior Unsecured Notes, 3.90%, due 10/1/25	786
824	Electricite de France SA, Senior Unsecured Notes, 2.35%, due 10/13/20	815	ñ
620	NextEra Energy Capital Holdings, Inc., Guaranteed Notes, 1.59%, due 6/1/17	620
725	South Carolina Electric & Gas Co., First Mortgage, 5.10%, due 6/1/65	767
980	Southern Power Co., Senior Unsecured Notes, Ser. 15B, 2.38%, due 6/1/20	956
		3,944
Food (0.6%)
645	Kraft Heinz Foods Co., Guaranteed Notes, 2.80%, due 7/2/20	648	ñ
930	Kraft Heinz Foods Co., Guaranteed Notes, 5.20%, due 7/15/45	981	ñ
		1,629

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Healthcare - Services (0.1%)
$390	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.50%, due 3/30/20	$387
Insurance (0.7%)
605	ACE INA Holdings, Inc., Guaranteed Notes, 3.35%, due 5/3/26	607	Ø
650	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	677	µ
870	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	863	µ
		2,147
Media (1.4%)
850	CCO Safari II LLC, Senior Secured Notes, 3.58%, due 7/23/20	856	ñ
345	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	351	ñ
520	CCO Safari II LLC, Senior Secured Notes, 6.48%, due 10/23/45	539	ñ
640	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, due 6/15/20	627
375	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	375
460	Viacom, Inc., Senior Unsecured Notes, 2.75%, due 12/15/19	459
1,055	Viacom, Inc., Senior Unsecured Notes, 4.38%, due 3/15/43	793
		4,000
Mining (0.3%)
680	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	544	@
320	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	248	ñ
		792
Miscellaneous Manufacturers (0.1%)
365	General Electric Co., Senior Unsecured Notes, 4.50%, due 3/11/44	380
Office - Business Equipment (0.1%)
450	Xerox Corp., Senior Unsecured Notes, 2.75%, due 9/1/20	425
Oil & Gas (0.9%)
560	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	518
810	ConocoPhillips Co., Guaranteed Notes, 2.20%, due 5/15/20	809
855	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, due 6/1/25	769
475	Shell Int'l Finance BV, Guaranteed Notes, 4.38%, due 5/11/45	475
		2,571
Pharmaceuticals (2.0%)
1,215	AbbVie, Inc., Senior Unsecured Notes, 2.50%, due 5/14/20	1,202	@
1,780	Actavis Funding SCS, Guaranteed Notes, 3.45%, due 3/15/22	1,769	@
1,045	Baxalta, Inc., Senior Unsecured Notes, 4.00%, due 6/23/25	1,051	ñ@
1,080	Bayer US Finance LLC, Guaranteed Notes, 2.38%, due 10/8/19	1,091	ñ@
565	Express Scripts Holding Co., Guaranteed Notes, 2.25%, due 6/15/19	565
		5,678

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Pipelines (1.4%)
$650	Energy Transfer Partners L.P., Senior Unsecured Notes, 4.15%, due 10/1/20	$652
690	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	642
460	Enterprise Products Operating LLC, Guaranteed Notes, 2.55%, due 10/15/19	457
715	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	667
1,115	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	940	@
740	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	668
		4,026
Real Estate (0.6%)
685	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	683	ñ
945	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 2.70%, due 9/17/19	942	ñ
		1,625
Real Estate Investment Trusts (0.3%)
915	Omega Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	896
Software (0.5%)
990	Microsoft Corp., Senior Unsecured Notes, 4.45%, due 11/3/45	1,007
445	Oracle Corp., Senior Unsecured Notes, 4.13%, due 5/15/45	419
		1,426
Telecommunications (3.0%)
1,350	AT&T, Inc., Senior Unsecured Notes, 3.40%, due 5/15/25	1,311	@
1,700	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	1,696	@
1,155	AT&T, Inc., Senior Unsecured Notes, 4.75%, due 5/15/46	1,067	@
1,220	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,311	@
570	Verizon Communications, Inc., Senior Unsecured Notes, 5.05%, due 3/15/34	575
1,640	Verizon Communications, Inc., Senior Unsecured Notes, 4.27%, due 1/15/36	1,495
335	Verizon Communications, Inc., Senior Unsecured Notes, 5.01%, due 8/21/54	309
863	Verizon Communications, Inc., Senior Unsecured Notes, 4.67%, due 3/15/55	759
		8,523
Transportation (0.3%)
845	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.70%, due 9/1/45	862
	Total Corporate Debt Securities (Cost $74,273)	73,406
Asset-Backed Securities (4.3%)
1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 0.76%, due 4/25/36	1,231	µ
1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 0.90%, due 5/25/35	1,109	µ
530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.70%, due 9/25/35	473	µ
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.68%, due 10/25/35	970	µ
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.66%, due 12/25/33	14	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.57%, due 1/25/36	102	µ
250	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, 0.70%, due 10/25/34	229	µ
302	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.40%, due 4/25/36	290	µ
24	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.42%, due 4/25/33	23	µ

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

	$775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.17%, due 4/25/35	$685	µ
	1,410	IndyMac Mortgage Asset-Backed Trust, Ser. 2005-D, Class AII4, 0.55%, due 3/25/36	1,235	µ
	720	Morgan Stanley ABS Capital I, Inc., Ser. 2006-NC1, Class M1, 0.58%, due 12/25/35	605	µ
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.66%, due 1/25/36	1,148	µ
	7	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.88%, due 3/25/33	6	µ
	750	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.68%, due 4/25/35	693	µ
	770	Residential Asset Mortgage Products, Inc., Ser. 2005-RS7, Class M1, 0.70%, due 7/25/35	709	µ
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.74%, due 3/25/35	8	µ
	1,560	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 0.87%, due 6/25/35	1,377	µ
	900	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.67%, due 11/25/35	752	µ
	775	Soundview Home Equity Loan Trust, Ser. 2005-DO1, Class M5, 1.16%, due 5/25/35	679	µ
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.88%, due 1/25/34	4	µ
		Total Asset-Backed Securities (Cost $12,218)	12,342
Government Securities (3.2%)
Sovereign (3.2%)
EUR	470	Ireland Government Bond, Bonds, 2.40%, due 5/15/30	569
EUR	536	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	748
MXN	32,520	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	2,209
NZD	280	New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	221
NZD	4,495	New Zealand Government Bond, Senior Unsecured Notes, Ser. 427, 4.50%, due 4/15/27	3,382
ZAR	37,490	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	2,033
		Total Government Securities (Cost $9,937)	9,162
NUMBER OF SHARES
Short-Term Investments (6.6%)
	19,044,762	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $19,045)	19,045	@h
		Total Investments (106.8%) (Cost $307,108)	306,197	##
		Liabilities, less cash, receivables and other assets [(6.8%)]	(19,601)[b]
		Total Net Assets (100.0%)	$286,596

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Bank Loan Obligationsµ (89.3%)

Aerospace & Defense (0.9%)
$1,196	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 12/16/21	$1,202
575	Silver II/Hamilton Sundstrand Corporation, First Lien Term Loan, 4.00%, due 12/13/19	525
1,210	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	1,191
		2,918
Air Transport (0.7%)
70	American Airlines Inc., First Lien Term Loan B-1, 3.25%, due 6/26/20	69
1,518	American Airlines Inc., Term Loan B-1, 3.50%, due 10/10/21	1,514
554	United Air Lines, Inc., First Lien Term Loan B, 3.25%, due 4/1/19	551
351	United Air Lines, Inc., First Lien Term Loan B, 3.50%, due 9/15/21	350
		2,484
All Telecom (3.2%)
995	Block Communications, First Lien Term Loan B, 5.50%, due 11/7/21	995
1,723	Consolidated Communications Inc., First Lien Term Loan, 4.25%, due 12/23/20	1,715
2,433	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	2,355
1,610	Level 3 Financing, Inc., First Lien Term Loan B-3, 4.00%, due 8/1/19	1,614
940	Level 3 Financing, Inc., First Lien Term Loan B2, 4.00%, due 1/15/20	942
2,493	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	2,253
1,124	Zayo Group, First Lien Term Loan B-1, 3.75%, due 5/6/21	1,122
		10,996
Automotive (0.7%)
619	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	615
700	ABRA Auto, Second Lien Term Loan, 8.25%, due 9/19/22	674	Ñ
752	Allison Transmission, First Lien Term Loan B3, 3.50%, due 8/23/19	752
524	Cooper Standard Automotive Inc., First Lien Term Loan B, 4.00%, due 4/4/21	519
		2,560
Building & Development (3.8%)
373	American Builders & Co., Inc., First Lien Term Loan B, 3.50%, due 4/16/20	371
565	Beacon Roofing Supply, First Lien Term Loan B, 4.00%, due 10/1/22	564
2,243	Capital Automotive LP, First Lien Term Loan B1, 4.00%, due 4/10/19	2,245
2,021	DTZ, Term Loan B, 4.25%, due 11/4/21	1,999
595	DTZ, Second Lien Term Loan, 9.25%, due 11/4/22	591
702	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/5/21	658
760	HDS Holding Corp., First Lien Term Loan, 3.75%, due 8/13/21	757
2,466	Jeld-Wen, Inc., First Lien Term Loan B, 5.00%, due 6/18/22	2,466
591	Mueller Water Products Inc., First Lien Term Loan B, 4.00%, due 11/26/21	592	Ñ
1,193	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	1,175
1,535	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	1,534
		12,952
Business Equipment & Services (11.0%)
3,084	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	3,005
2,759	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	2,696
See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$990	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	$910
1,747	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	1,613
1,637	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	1,597
972	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/17/21	914
1,637	Brock Holdings III, First Lien Term Loan B, 6.00%, due 3/16/17	1,588
932	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	876	Ñ
1,864	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	1,840
1,037	CPA Global, First Lien Term Loan, 4.50%, due 12/3/20	1,038
849	Emdeon Business Services, First Lien Term Loan B2, 3.75%, due 11/2/18	839
124	Emdeon Business Services, First Lien Term Loan B-3, 3.75%, due 11/2/18	122	Ñ
505	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	503	Ñ
1,448	Garda World Security, First Lien Term Loan B, 4.00%, due 11/6/20	1,408
230	Garda World Security, First Lien Term Loan B-DD, 4.00%, due 11/6/20	224
2,043	Genesys, First Lien Term Loan B-2, 4.50%, due 11/13/20	2,035	Ñ
798	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	795
2,099	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	2,093
860	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	869
1,358	Mitchell International, Inc., First Lien Term Loan, 4.50%, due 10/13/20	1,356
1,000	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	994
950	Monitronics International, Inc., First Lien Term Loan B, 4.50%, due 4/11/22	943
762	On Assignment, First Lien Term Loan B1, 3.75%, due 6/5/22	762
1,812	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	1,798	¢^^
3,539	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	3,536
1,970	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	1,973
1,223	TRANS UNION LLC, First Lien Term Loan B2, 3.50%, due 4/9/21	1,205
		37,532
Cable & Satellite Television (4.9%)
3,640	Cablevision Systems Corp., First Lien Term Loan B, 5.00%, due 10/9/22	3,651
347	Casema Holdings BV, First Lien Term Loan B-1, 3.50%, due 1/15/22	341
223	Casema Holdings BV, First Lien Term Loan B-2, 3.50%, due 1/15/22	220
367	Casema Holdings BV, First Lien Term Loan B-3, 3.50%, due 1/15/22	362
1,910	Cequel Communications, LLC, First Lien Term Loan B, 3.50%, due 12/14/22	1,872
1,860	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	1,857
990	Mediacom Broadband LLC, First Lien Term Loan G, 4.00%, due 1/20/20	986	Ñ
2,534	Numericable_Altice, First Lien Term Loan B-2, 4.50%, due 5/21/20	2,498
2,928	Numericable_Altice, First Lien Term Loan B-1, 4.50%, due 5/21/20	2,888
310	Numericable_Altice, First Lien Term Loan B, 4.00%, due 7/31/22	305
1,678	Wide Open West, First Lien Term Loan B, 4.50%, due 4/1/19	1,648
		16,628
Chemicals & Plastics (3.3%)
893	Chemours Company, First Lien Term Loan B-1, 3.75%, due 5/12/22	816
1,449	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	1,447
382	Georgia Gulf Corporation, First Lien Term Loan, 4.00%, due 2/28/22	382
1,300	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	1,287
1,175	Ineos Finance PLC, First Lien Term Loan B, 3.75%, due 5/4/18	1,159
970	Ineos Finance PLC, First Lien Term Loan B1, 4.25%, due 3/31/22	956
1,646	MacDermid Inc., First Lien Term Loan, 4.50%, due 6/7/20	1,594
1,821	PQ Corporation, First Lien Term Loan, 4.00%, due 8/7/17	1,815
1,308	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	1,284
188	Solenis, Second Lien Term Loan L2, 7.75%, due 7/31/22	175	Ñ
415	Univar Inc., First Lien Term Loan B, 4.25%, due 7/1/22	409
		11,324

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Conglomerates (0.3%)
$1,058	Spectrum Brands, Inc., First Lien Term Loan, 3.75%, due 6/23/22	$1,061
Containers & Glass Products (5.4%)
1,245	Ardagh Packaging, First Lien Term Loan B2, 4.00%, due 12/17/19	1,242
1,515	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	1,511
1,120	Berlin Packaging, Second Lien Term Loan, 7.75%, due 10/1/22	1,098	Ñ
539	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	539
1,860	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	1,863
2,833	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	2,839
131	Constantia Flexibles Group, First Lien Term Loan B, 4.75%, due 4/29/22	131
670	Constantia Flexibles Group, First Lien Term Loan B-2, 4.75%, due 4/29/22	674	Ñ
467	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	468
200	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	200
802	Mauser, First Lien Term Loan, 4.50%, due 7/15/21	791
900	Mauser, Second Lien Term Loan, 8.75%, due 7/31/22	844	Ñ
1,850	Reynolds Group, First Lien Term Loan B1, 4.50%, due 12/1/18	1,853
2,234	SIG Combibloc Group, First Lien Term Loan, 4.25%, due 3/13/22	2,233
1,108	Tekni-Plex Inc., First Lien Term Loan 1, 4.50%, due 6/1/22	1,099
1,000	Tekni-Plex Inc., Second Lien Term Loan 2, 8.75%, due 6/1/23	982	Ñ
		18,367
Cosmetics - Toiletries (0.3%)
888	Prestige Brands, Inc., First Lien Term Loan B3, 3.50%, due 9/3/21	888
Drugs (2.7%)
2,735	Endo Pharma, First Lien Term Loan B-1, 3.75%, due 9/26/22	2,685
707	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	705
6,308	Valeant Pharmaceuticals, First Lien Term Loan F1, 4.00%, due 4/1/22	5,856
		9,246
Ecological Services & Equipment (0.8%)
1,657	ADS Waste Holdings, Inc., First Lien Term Loan B2, 3.75%, due 10/9/19	1,635
1,011	Waste Industries USA Inc., First Lien Term Loan B-1, 4.25%, due 2/27/20	1,013
		2,648
Electronics - Electrical (5.0%)
668	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	668
1,689	BMC Software, First Lien Term Loan, 5.00%, due 9/10/20	1,518
660	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	658
1,246	CPI ACQUISITION INC., First Lien Term Loan, 6.75%, due 8/17/22	1,240	Ñ
936	CST, First Lien Term Loan, 4.50%, due 9/30/21	932
1,965	Datatel-Sophia LP, First Lien Term Loan B, 4.75%, due 9/10/22	1,961
1,656	Dell, First Lien Term Loan B2, 4.00%, due 4/29/20	1,655
613	Go Daddy, Term Loan, 4.25%, due 5/13/21	614
1,387	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	1,349
1,275	Riverbed Technology, First Lien Term Loan B, 6.00%, due 4/24/22	1,275
2,210	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	1,867
935	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	706

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$762	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	$763
1,990	Zebra Technologies, First Lien Term Loan B, 4.75%, due 10/27/21	2,001
		17,207
Financial Intermediaries (4.3%)
1,524	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	1,523
3,489	First Data Corporation, First Lien Term Loan, 4.20%, due 3/24/21	3,489
1,480	First Data Corporation, First Lien Term Loan B, 3.95%, due 7/8/22	1,476
939	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/4/21	932	Ñ
1,270	Guggenheim Partners, First Lien Term Loan, 4.25%, due 7/22/20	1,266
1,069	Ocwen Financial, First Lien Term Loan, 5.50%, due 2/15/18	1,069
491	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	489
1,190	SAM Finance, First Lien Term Loan, 4.25%, due 12/17/20	1,192
3,590	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/19/20	3,267	Ñ
		14,703
Food & Drug Retailers (0.8%)
2,719	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	2,723	Ñ
Food Products (0.9%)
249	DE Master Blenders 1753 NV, First Lien Term Loan B, 4.25%, due 7/2/22	249
1,920	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	1,877	¢^^
1,155	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	1,047	Ñ
		3,173
Food Service (0.8%)
2,781	Burger King Corporation, First Lien Term Loan B, 3.75%, due 12/10/21	2,786
Health Care (5.3%)
1,157	Air Medical Group Holding, First Lien Term Loan B1, 4.50%, due 4/28/22	1,136
569	Alere Inc., First Lien Term Loan B-1, 4.25%, due 6/18/22	569
445	AmSurg Corp., First Lien Term Loan, 3.50%, due 7/16/21	442
976	CHS/Community Health, First Lien Term Loan G1, 3.75%, due 12/31/19	971
2,442	CHS/Community Health, First Lien Term Loan H1, 4.00%, due 1/27/21	2,433
554	Concentra Operating Company, First Lien Term Loan 1, 4.00%, due 6/1/22	551	Ñ
450	Convatec Inc., First Lien Term Loan B1, 4.25%, due 6/15/20	448
1,773	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	1,757
1,396	EMS-Emergency Medical Services, First Lien Term Loan B, 4.00%, due 5/25/18	1,391
2,056	IASIS Healthcare Corporation, First Lien Term Loan B-2, 4.50%, due 5/3/18	2,058
852	Immucor, First Lien Term Loan B2, 5.00%, due 8/17/18	834
1,651	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	1,628
2,937	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	2,892
755	Sage Products Holdings III, LLC, First Lien Term Loan, 4.25%, due 12/13/19	754
175	Sage Products Holdings III, LLC, Second Lien Term Loan, 9.25%, due 6/13/20	175	Ñ
222	Select Medical, First Lien Term Loan B, 3.75%, due 6/1/18	221
		18,260
Home Furnishings (0.4%)
1,531	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	1,530

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Industrial Equipment (4.6%)
$352	AECOM Technology Corp., First Lien Term Loan B, 3.75%, due 10/15/21	$353
1,933	Crosby Worldwide, First Lien Term Loan, 4.00%, due 11/23/20	1,624	Ñ
1,005	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	809	Ñ
1,578	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	1,577
2,223	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	2,218
424	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	421	Ñ
350	Gardner Denver, First Lien Term Loan, 4.25%, due 7/30/20	328
2,325	Husky Injection Molding, First Lien Term Loan, 4.25%, due 6/30/21	2,278
594	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	585	Ñ
568	Milacron LLC, First Lien Term Loan B-1, 4.50%, due 9/28/20	569
1,523	Minimax Viking, First Lien Term Loan B1, 4.00%, due 8/14/20	1,521
2,371	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	2,341
375	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	367
713	VAT Holding, First Lien Term Loan B1, 4.25%, due 2/11/21	711
		15,702
Insurance (0.8%)
1,787	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	1,753
900	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	839	Ñ
		2,592
Leisure Goods - Activities - Movies (3.2%)
1,740	Bombardier Recreational Products Inc., Term Loan B2, 3.75%, due 1/30/19	1,737
995	Bright Horizons, First Lien Term Loan B, 3.75%, due 1/30/20	996
3,013	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	2,998
2,163	Formula One, First Lien Term Loan B-3, 4.75%, due 7/30/21	2,119
422	NCL CORP., First Lien Term Loan B, 4.00%, due 11/19/21	421	Ñ
1,558	SRAM, First Lien Term Loan, 4.02%, due 4/10/20	1,464
1,081	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	1,051
		10,786
Lodging & Casinos (9.4%)
2,266	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	2,270
1,685	Boyd Gaming Corporation, First Lien Term Loan B, 4.00%, due 8/14/20	1,686
3,025	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	3,027
648	Eldorado Resort LLC, First Lien Term Loan B, 4.25%, due 7/23/22	648
1,691	Extended Stay, First Lien Term Loan, 5.00%, due 6/24/19	1,707	Ñ
528	Four Seasons Holdings Inc., First Lien Term Loan, 3.50%, due 6/27/20	523
1,055	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,051	Ñ
481	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	480	Ñ
1,464	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	1,466
935	MGM Resorts, First Lien Term Loan B, 3.50%, due 12/20/19	933
4,004	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	3,956
1,753	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	1,749
206	Pinnacle Entertainment, First Lien Term Loan B-2, 3.75%, due 8/13/20	206
358	Scientific Games Corp., First Lien Term Loan B, 6.00%, due 10/18/20	349
5,099	Scientific Games Corp., First Lien Term Loan B2, 6.00%, due 10/1/21	4,975
1,532	SHINGLE SPRINGS, First Lien Term Loan B, 6.25%, due 8/29/19	1,532	Ñ
2,967	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	2,967
2,715	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	2,716
		32,241

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Nonferrous Metals - Minerals (0.2%)
$758	Novelis, Inc., First Lien Term Loan B1, 4.00%, due 6/2/22	$743
Oil & Gas (0.6%)
1,412	Energy Transfer Equity, First Lien Term Loan C, 4.00%, due 12/2/19	1,366
380	Everest Acquisition LLC, Second Lien Term Loan B-2, 4.50%, due 4/30/19	341	Ñ
2,450	NFR Energy, Second Lien Term Loan B, 7.50%, due 12/31/18	250	‡
790	Samson Investment Company, Second Lien Term Loan, 4.00%, due 9/25/18	59	‡
		2,016
Publishing (2.1%)
1,567	EMI Publishing, First Lien Term Loan, 4.00%, due 7/30/22	1,564
1,771	Interactive Data Corporation, First Lien Term Loan, 4.75%, due 5/2/21	1,770
2,244	Springer Science+Business Media S.A., First Lien Term Loan B9, 4.75%, due 8/14/20	2,222
1,664	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	1,659
		7,215
Radio & Television (2.9%)
2,813	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	2,386
432	Gray Television Inc., First Lien Term Loan, 3.75%, due 6/13/21	430
2,249	iHeartCommunications Inc., First Lien Term Loan D, 6.94%, due 1/30/19	1,880
640	iHeartCommunications Inc., First Lien Term Loan, 7.69%, due 7/30/19	539
925	Media General, First Lien Term Loan B, 4.00%, due 7/31/20	924
2,165	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	2,149
1,588	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	1,576
		9,884
Retailers (except food & drug) (4.8%)
3,304	99¢ Only Stores, First Lien Term Loan B-2, 4.50%, due 1/11/19	2,621
2,335	Amscan Holdings, Inc., First Lien Term Loan B, 4.25%, due 8/19/22	2,334
557	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	550
1,019	Burlington Coat, First Lien Term Loan B, 4.25%, due 8/13/21	1,019
2,456	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	2,424
515	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	515
1,771	Michaels Stores Inc., First Lien Term Loan B-2, 4.00%, due 1/28/20	1,773
1,123	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	1,096
4,198	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	4,196
		16,528
Steel (1.3%)
2,097	FMG Resources, First Lien Term Loan, 4.25%, due 6/30/19	1,770
1,541	McJunkin Red Man Corporation, First Lien Term Loan, 4.75%, due 11/8/19	1,498
1,217	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	1,150	Ñ
		4,418
Surface Transport (0.6%)
906	Hertz Corporation, First Lien Term Loan B1, 3.75%, due 3/11/18	905
124	Kenan Advantage Group, First Lien Term Loan, 3.27%, due 1/23/17	123	††

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$884	Kenan Advantage Group, First Lien Term Loan B-1, 4.00%, due 7/31/22	$881
282	Kenan Advantage Group, First Lien Term Loan B-2, 4.00%, due 7/31/22	281
		2,190
Theaters & Entertainment (0.2%)
617	Regal Cinemas Corporation, First Lien Term Loan B1, 3.75%, due 4/1/22	617
Utilities (3.1%)
1,205	Calpine Corp., First Lien Term Loan, 4.00%, due 10/30/20	1,204
1,705	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	1,692
2,236	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	2,217
2,255	La Frontera Generation, First Lien Term Loan B, 4.50%, due 9/30/20	1,764	Ñ
1,800	TPF II, First Lien Term Loan B, 5.50%, due 10/2/21	1,793
1,930	TXU Energy, First Lien Term Loan, 4.25%, due 6/19/16	1,929
		10,599
Total Bank Loan Obligations (Cost $314,566)		305,517
Corporate Debt Securities (2.0%)

Advertising (0.2%)
564	WMG Acquisition Corp., Senior Secured Notes, 5.63%, due 4/15/22	558	ñ@
Cable & Satellite Television (0.2%)
615	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	652	@
Chemicals (0.1%)
585	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	0	‡
585	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	468	@
		468
Electric - Generation (0.2%)
635	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	665	@
Electric - Integrated (0.3%)
1,150	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,052	ñ**@
Energy - Exploration & Production (0.2%)
1,285	Chesapeake Energy Corp., Guaranteed Notes, 3.57%, due 4/15/19	829	µ@
Health Facilities (0.3%)
975	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	953	@
Media Content (0.1%)
690	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	459	@
Packaging (0.2%)
695	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	699	ñ@

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Telecom - Satellite (0.2%)
$690	Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	$612	@
Total Corporate Debt Securities (Cost $7,969)		6,947
Asset-Backed Securities (2.7%)
640	ACAS CLO Ltd., Ser. 2015-2A, Class E, 6.20%, due 10/28/27	574	ñµ
785	Apidos CLO, Ser. 2015-22A, Class D, 6.34%, due 10/20/27	706	ñµ
315	Apidos CLO, Ser. 2015-22A, Class E, 7.59%, due 10/20/27	262	ñµ
800	Atrium CDO Corp., Ser. 12A, Class E, 5.95%, due 10/22/26	730	ñµ
815	Babson CLO Ltd., Ser. 2015-2A, Class E, 5.84%, due 7/20/27	710	ñµ
325	Babson CLO Ltd., Ser. 2015-2A, Class F, 7.04%, due 7/20/27	269	ñµ
1,125	Benefit Street Partners CLO Ltd., Ser. 2015-VIIA, Class D, 5.64%, due 7/18/27	919	ñµ
320	Carlyle Global Market Strategies CLO Ltd., Ser. 2015-3A, Class E, 7.81%, due 7/28/28	300	ñµ
650	Cumberland Park CLO Ltd., Ser. 2015-2A, Class E, 5.27%, due 7/20/26	544	ñµ
485	Cumberland Park CLO Ltd., Ser. 2015-2A, Class F, 6.82%, due 7/20/26	399	ñµ
800	Highbridge Loan Management Ltd., Ser. 2015-7A, Class E, 6.07%, due 11/15/26	687	ñfµØ
1,450	LCM Ltd. Partnership, Ser. 19A, Class E2, 6.02%, due 7/15/27	1,273	ñµ
775	Magnetite CLO Ltd., Ser. 2015-15A, Class E, 6.77%, due 10/25/27	712	ñfµØ
550	Mountain View CLO Ltd., Ser. 2015-10A, Class E, 5.27%, due 10/13/27	459	ñµ
810	Voya CLO Ltd., Ser. 2015-3A, Class D2, 5.77%, due 10/20/27	691	ñµ
	Total Asset-Backed Securities (Cost $9,728)	9,235
NUMBER OF SHARES
Short-Term Investments (3.5%)
34	State Street Institutional Government Money Market Fund Premier Class, 0.00%	0	h@
12,034,534	State Street Institutional Treasury Money Market Fund Premier Class, 0.00%	12,035	[h]
Total Short-Term Investments (Cost $12,035)		12,035
Total Investments (97.5%) (Cost $344,298)		333,734	##
Cash, receivables and other assets, less liabilities (2.5%)		8,561
Total Net Assets (100.0%)		$342,295

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Bank Loan Obligationsµ (5.3%)

Aerospace & Defense (0.4%)
$1,672	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	$1,647
11,237	Transdigm Inc., Term Loan E, 3.50%, due 5/16/22	10,995
		12,642
All Telecom (0.3%)
9,551	Level 3 Financing, Inc., First Lien Term Loan B2, 4.00%, due 1/15/20	9,567
Automotive (0.1%)
1,638	Chrysler Automotive, First Lien Term Loan B, 3.50%, due 5/24/17	1,636
Building & Development (0.1%)
3,130	HDS Holding Corp., First Lien Term Loan, due 8/13/21	3,118	¢^^
Business Equipment & Services (0.6%)
1,672	Acosta Inc., First Lien Term Loan B-1, 4.25%, due 9/26/21	1,629
1,672	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	1,633
12,134	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	11,155
4,873	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	4,836
		19,253
Cable & Satellite Television (0.2%)
7,255	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/23/23	7,245
Conglomerates (0.2%)
6,854	Spectrum Brands, Inc., First Lien Term Loan, 3.75%, due 6/23/22	6,874
Containers & Glass Products (0.4%)
6,670	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	6,662
5,180	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	5,187
		11,849
Electronics - Electrical (0.6%)
8,188	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	8,186
2,420	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	2,415	Ñ
4,325	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	4,320
4,015	Riverbed Technology, First Lien Term Loan B, 6.00%, due 4/24/22	4,015
		18,936
Financial Intermediaries (0.4%)
5,945	First Data Corporation, First Lien Term Loan B, 3.95%, due 7/8/22	5,928
6,909	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/19/20	6,287	Ñ
		12,215

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Food Service (0.2%)
$4,975	Aramark Corporation, First Lien Term Loan F, 2.50%, due 2/24/21	$4,961
Health Care (0.3%)
6,519	Alere Inc., First Lien Term Loan B-1, 4.25%, due 6/18/22	6,519
1,685	dj Orthopedics LLC, First Lien Term Loan B-1, 4.25%, due 6/8/20	1,669
2,323	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	2,287
		10,475
Lodging & Casinos (0.4%)
3,207	Eldorado Resorts LLC, First Lien Term Loan B, 4.25%, due 7/23/22	3,203
8,448	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	8,346
1,671	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,672
		13,221
Oil & Gas (0.4%)
17,397	Exco Resources Inc., Term Loan B, 12.50%, due 10/26/20	13,482	Ñ
Publishing (0.1%)
4,287	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	4,274
Radio & Television (0.2%)
836	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	829
5,809	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	5,769
		6,598
Retailers (except food & drug) (0.3%)
10,296	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	10,290
Steel (0.1%)
2,675	FMG Resources, First Lien Term Loan, due 6/30/19	2,258	¢^^
	Total Bank Loan Obligations (Cost $173,899)	168,894
Corporate Debt Securities (88.8%)
Advertising (1.6%)
17,095	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	17,736
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,274
8,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	8,564
19,295	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	19,609	ñ
		50,183

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Aerospace & Defense (0.0%)
$1,182	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	$884
Auto Parts & Equipment (0.4%)
1,735	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	1,815
11,940	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	12,059	ñ
		13,874
Automakers (1.0%)
28,760	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	30,845
Banking (3.7%)
2,370	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	2,447
12,195	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	13,018
9,855	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	9,978
21,230	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	25,105
2,550	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, due 9/30/24	2,687
8,085	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	9,884
2,665	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	2,746
2,150	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	2,255
14,185	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	15,284	ñ
23,205	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	23,550
11,450	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	12,352
		119,306
Beverages (0.3%)
1,985	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	2,065
4,980	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	5,098
3,050	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	3,195
		10,358
Building & Construction (2.2%)
3,065	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 1/15/21	3,636
4,430	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	4,519
4,880	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	5,026
5,540	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	5,651
9,470	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	10,346
6,165	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	6,381
10,670	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	10,670
1,585	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	1,629
2,075	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	2,059
14,455	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	14,563	ñ
2,683	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	2,643	ñ
1,655	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	1,721
675	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	671
		69,515

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Building Materials (1.0%)
$1,735	Allegion PLC, Guaranteed Notes, 5.88%, due 9/15/23	$1,817
6,355	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	6,673	ñ
3,430	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	3,799
14,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	16,298	@
2,950	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	3,035	ñ
		31,622
Cable & Satellite Television (5.6%)
26,320	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	25,333	ñ
5,375	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	4,942	ñ
1,607	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	1,651
6,100	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 9/30/22	6,179
1,870	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.13%, due 5/1/23	1,879	ñ
11,037	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	11,051	ñ
7,117	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	6,832	ñ
5,075	CSC Holdings, LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	5,386
9,850	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	9,813
14,239	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	14,809
1,645	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	1,522
16,840	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	16,107
5,562	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	5,840	ñ
11,210	Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	11,939	ñ
10,015	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	10,090	ñ
26,280	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	26,346	ñ
4,265	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	4,265	ñ
10,405	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	10,483	ñ
4,420	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	4,414
		178,881
Chemicals (1.7%)
6,360	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding Bank, Guaranteed Notes, 7.38%, due 5/1/21	6,725	ñ
12,725	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	11,970
3,565	Huntsman Int'l LLC, Guaranteed Notes, 5.13%, due 11/15/22	3,315	ñ
5,525	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	1	‡
5,525	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	4,420
5,740	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	5,740	ñ
21,595	PQ Corp., Secured Notes, 8.75%, due 11/1/18	21,784	ñ
		53,955
Consumer - Commercial Lease Financing (4.6%)
15,820	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	16,010
19,575	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	20,113
4,195	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	4,352
2,140	Aircastle Ltd., Senior Unsecured Notes, 6.25%, due 12/1/19	2,338
9,805	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	10,884

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$4,910	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	$4,984
15,525	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	16,883
8,260	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	10,160
1,365	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	1,498
29,905	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	28,933
7,575	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	7,163
3,150	SLM Corp., Senior Unsecured Medium-Term Notes, 6.25%, due 1/25/16	3,178
3,900	SLM Corp., Senior Unsecured Medium-Term Notes, 4.63%, due 9/25/17	3,944
10,345	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	10,280
8,585	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	7,748
		148,468
Discount Stores (0.3%)
9,995	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	10,532	ñ
Electric - Generation (2.1%)
3,680	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	3,867	ñ
4,890	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	4,658
3,940	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	3,930
10,910	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	11,428
3,191	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	3,271
23,460	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	23,343
13,350	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	12,349
4,930	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	4,585
		67,431
Electric - Integrated (0.7%)
3,050	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	3,218
15,815	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	14,468	ñ**
4,280	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	3,798	ñ
		21,484
Electronics (1.0%)
7,355	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	7,143
3,120	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	3,237
8,485	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	8,665
9,760	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	10,394	ñ
1,613	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	1,617	ñ
485	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.63%, due 6/15/22	495	ñ
		31,551
Energy - Exploration & Production (3.7%)
7,055	Antero Resources Corp., Guaranteed Notes, 5.63%, due 6/1/23	6,491	ñ
4,195	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	2,884
3,080	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	2,094
2,325	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	1,872
1,725	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,177
1,240	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	812
17,045	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	10,568
5,580	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	5,608

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$13,825	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	$9,228
5,135	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	4,467
2,690	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 6.38%, due 6/15/23	2,031
8,715	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	2,266
22,035	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	5,068
9,793	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	9,940
150	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	129
12,345	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	10,555
2,540	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	2,254
2,720	Range Resources Corp., Guaranteed Notes, 4.88%, due 5/15/25	2,445	ñ
6,575	SandRidge Energy, Inc., Secured Notes, 8.75%, due 6/1/20	4,019	ñ
17,700	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	4,160
17,285	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	4,019
7,055	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	6,702
4,680	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	4,352
8,315	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	7,359
7,480	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	6,208
		116,708
Food & Drug Retailers (0.7%)
6,195	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	6,652
10,775	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	11,569
4,850	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	5,226	ñ
		23,447
Food - Wholesale (0.9%)
20,430	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	20,532	ñ
4,580	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	4,895	ñ
2,850	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	3,092	ñ
		28,519
Gaming (6.8%)
6,143	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	6,473
3,395	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	3,514
34,375	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	35,406
5,255	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	5,306
7,080	Int'l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	6,655	ñ
6,340	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	6,815
10,430	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	10,978
12,505	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	14,193
1,565	MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	1,604
2,711	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	2,711	ñ
25,830	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	26,605
12,055	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	12,537	ñ
9,510	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	10,128
6,315	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	6,994
6,927	Scientific Games Int'l, Inc., Guaranteed Notes, 6.25%, due 9/1/20	4,814
7,850	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	5,456
4,265	Scientific Games Int'l, Inc., Senior Secured Notes, 7.00%, due 1/1/22	4,308	ñ
35,690	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	31,853
15,510	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	16,557
1,520	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 4.25%, due 5/30/23	1,353	ñ
1,520	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 5.50%, due 3/1/25	1,427	ñ
		215,687

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Gas Distribution (6.2%)
$3,055	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	$3,166
7,581	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	7,998
6,674	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	6,833
11,190	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	9,512	ñ
2,125	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	1,977	ñ
2,660	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	2,355	ñ
13,630	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	12,707
5,035	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	3,912
2,360	Duke Energy Corp., Senior Unsecured Notes, 8.13%, due 8/16/30	2,345
7,760	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	8,344
8,280	Energy Transfer Equity L.P., Senior Secured Notes, 5.88%, due 1/15/24	8,022
13,185	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	12,231
1,990	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 5.50%, due 2/15/23	1,960
6,998	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	6,578
11,680	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.88%, due 12/1/24	11,038
5,495	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	5,329
2,905	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	3,006	ñ
2,600	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	2,633	ñ
6,425	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	6,497	ñ
4,395	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	4,263	ñ
5,450	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	5,205	ñ
5,040	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	4,385	ñ
1,485	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	1,474
2,960	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	2,880
10,285	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	9,899
27,020	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	25,905	ñ
4,397	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	4,617
1,935	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.75%, due 3/1/25	1,862
2,075	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.00%, due 1/15/18	2,044	ñ
6,465	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	6,013
8,405	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	7,354
6,685	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	6,952	ñ
		199,296
Health Facilities (5.1%)
4,910	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	4,824
4,720	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	4,873
9,180	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	9,249
8,400	Columbia/HCA Corp., Guaranteed Notes, 7.69%, due 6/15/25	9,282
1,370	Columbia/HCA Corp., Guaranteed Unsecured Notes, 7.05%, due 12/1/27	1,452
5,340	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	5,430
4,525	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	4,492
11,975	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	12,182
3,465	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	3,569

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$11,105	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	$12,424
1,140	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,254
1,710	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	1,753
10,715	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	11,036
4,230	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	4,373
22,460	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	22,965
11,760	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	11,995
8,775	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	9,159
6,590	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	6,885
8,490	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	9,042
5,860	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	6,329
6,285	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	6,646
3,873	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	3,486
		162,700
Health Services (0.5%)
3,455	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	3,352	ñ
11,190	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 5/15/24	11,931
		15,283
Investments & Misc. Financial Services (0.9%)
6,575	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	6,652
6,965	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	7,124
18,580	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	15,050
		28,826
Machinery (1.1%)
15,290	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	16,475
5,335	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,375
6,800	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	6,732
6,760	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	7,039
		35,621
Media - Diversified (0.5%)
11,730	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	12,052
4,775	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	5,002
		17,054
Media Content (3.8%)
5,581	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	5,986
17,840	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	11,864
11,695	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	11,939
12,430	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	12,958
4,540	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	4,733
1,460	Gannett Co., Inc., Guaranteed Notes, 4.88%, due 9/15/21	1,445	ñ
945	Gannett Co., Inc., Guaranteed Notes, 5.50%, due 9/15/24	959	ñ
3,905	iHeartCommunications, Inc., Senior Unsecured Notes, 10.00%, due 1/15/18	2,070
3,478	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	2,991
840	iHeartCommunications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	711

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$24,658	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	$21,083
5,535	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	3,653
1,355	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	1,372	ñ
7,475	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	7,946	ñ
15,645	Tribune Media Co., Guaranteed Notes, 5.88%, due 7/15/22	16,075	ñ
10,349	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	10,931	ñ
5,460	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	5,405	ñ
		122,121
Medical Products (2.8%)
5,190	Alere, Inc., Guaranteed Notes, 6.50%, due 6/15/20	5,359
9,105	Alere, Inc., Guaranteed Notes, 6.38%, due 7/1/23	9,469	ñ
12,430	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	12,337	ñ
10,480	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 6.50%, due 9/15/18	11,502	ñ
4,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	4,921	ñ
3,680	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	3,758	ñ
2,825	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	3,079	ñ
7,565	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	7,659	ñ
4,385	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	4,577	ñ
4,315	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	4,137	ñ
5,605	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	5,269	ñ
20,135	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	18,323	ñ
		90,390
Metals - Mining Excluding Steel (0.6%)
3,960	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	3,925
315	Alcoa, Inc., Senior Unsecured Notes, 5.95%, due 2/1/37	296
6,700	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	4,355
3,635	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	3,617	ñ
11,145	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	6,186
		18,379
Oil Field Equipment & Services (0.1%)
2,000	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	1,836
Packaging (1.6%)
3,730	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	3,851
825	Berry Plastics Corp., Secured Notes, 5.13%, due 7/15/23	817
3,075	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	3,075	ñ
7,160	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	7,196	ñ
5,605	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	5,714	ñ
10,464	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	11,013
4,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	4,721
5,875	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	6,139
8,885	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	9,374	ñ
		51,900

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Personal & Household Products (0.4%)
$3,935	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	$4,044
7,725	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	7,913
		11,957
Pharmaceuticals (3.0%)
18,085	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	17,736	ñ
7,510	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	7,510	ñ
4,530	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Guaranteed Notes, 6.38%, due 8/1/23	4,536	ñ
3,370	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	3,218	ñ
6,770	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.50%, due 3/1/23	5,687	ñ
24,560	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.88%, due 5/15/23	20,630	ñ
14,845	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.13%, due 4/15/25	12,451	ñ
25,827	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	23,180	ñ
		94,948
Printing & Publishing (2.1%)
2,516	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	2,695
21,035	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	23,559
18,755	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	19,458
10,620	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	11,079
705	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	693
4,775	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	4,477
3,960	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	3,629
		65,590
Real Estate Dev. & Mgt. (0.2%)
5,310	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	5,579	ñ
Recreation & Travel (0.8%)
5,845	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	6,094
6,645	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	6,832	ñ
11,715	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	12,154	ñ
		25,080
Software - Services (4.6%)
11,469	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	12,690
41,612	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	47,698
4,910	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	5,481
4,316	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	4,920
7,765	First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	7,920	ñØ
10,300	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes, 7.13% Cash/7.88% PIK, due 5/1/21	8,916	ñc
12,490	Infor US, Inc., Guaranteed Notes, 6.50%, due 5/15/22	11,834	ñ
9,080	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	9,557	ñ
9,250	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	9,754	ñ
9,435	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	9,624	ñ
1,887	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	1,932

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$8,145	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	$8,492
11,115	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	9,336
		148,154
Specialty Retail (1.0%)
14,300	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	15,051	ñ
5,000	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	5,400
8,133	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	9,597
3,890	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	3,469
		33,517
Steel Producers - Products (0.5%)
18,965	ArcelorMittal, Senior Unsecured Notes, 7.75%, due 10/15/39	16,168
Support - Services (3.5%)
6,325	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	4,839
7,755	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	8,007	ñ
21,645	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	20,942	ñ
25,285	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	20,860
6,090	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	6,303
16,008	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	16,168
21,639	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	21,747
3,997	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	4,207
5,860	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	6,219
2,365	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	2,400
		111,692
Technology Hardware & Equipment (0.5%)
5,730	CommScope Technologies Finance LLC, Senior Secured Notes, 6.00%, due 6/15/25	5,816	ñ
1,315	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	1,323	ñ
2,895	NCR Corp., Guaranteed Notes, 4.63%, due 2/15/21	2,859
1,805	NCR Corp., Guaranteed Notes, 5.88%, due 12/15/21	1,823
4,110	Riverbed Technology, Inc., Guaranteed Notes, 8.88%, due 3/1/23	3,863	ñ
		15,684
Telecom - Satellite (1.1%)
6,629	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	7,297
9,035	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	8,967	ñ
3,880	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	3,220
13,030	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	7,688
13,575	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	8,043
		35,215
Telecom - Wireless (5.5%)
9,305	Communications Sales & Leasing, Inc./CSL Capital LLC, Guaranteed Notes, 8.25%, due 10/15/23	8,602
10,735	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	11,366
5,340	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	5,500
3,910	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,081

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$10,395	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	$8,628
24,143	Sprint Capital Corp., Guaranteed Unsecured Notes, 8.75%, due 3/15/32	21,729	@
17,650	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	16,216
20,400	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	18,819
4,620	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	4,060
2,010	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	1,717
8,195	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	8,400
6,750	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	6,986
3,740	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	3,805
3,680	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	3,800
11,745	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	11,708
5,125	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	5,292
2,235	T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	2,269
4,830	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	4,842
21,785	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	22,275	ñ
4,790	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	4,826	ñ
		174,921
Telecom - Wireline Integrated & Services (3.0%)
10,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,011
2,760	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	2,781
3,795	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	3,766
1,785	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	1,526
16,642	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	15,053
10,215	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	10,745
4,460	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	4,675	ñ
12,320	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	13,013
3,655	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	3,701	ñØ
4,665	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 5/1/25	4,677	ñ
8,340	Telecom Italia Capital SA, Guaranteed Notes, 6.00%, due 9/30/34	7,839
5,375	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	5,402	ñ
5,104	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	5,068
10,985	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	9,131
		97,388
Theaters & Entertainment (1.1%)
19,691	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	20,827	ñ
4,710	AMC Entertainment, Inc., Guaranteed Notes, 5.75%, due 6/15/25	4,746
8,991	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	9,283
		34,856
	Total Corporate Debt Securities (Cost $2,948,785)	2,837,405
NUMBER OF SHARES
Short-Term Investments (3.4%)
110,048,766	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $110,049)	110,049	@h
Total Investments (97.5%) (Cost $3,232,733)		3,116,348	##
Cash, receivables and other assets, less liabilities (2.5%)		78,367
Total Net Assets (100.0%)		$3,194,715

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Municipal Notes (100.9%)

Alabama (1.7%)
$500	Phenix City IDB Env. Imp. Rev. Ref. (Meadwestvaco Coated Board Proj.), Ser. 2012-A, 4.13%, due 5/15/35	$476	ß
American Samoa (0.7%)
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	200
California (13.3%)
500	California Muni. Fin. Au. Charter Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	503	ß
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	254	ñß
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	402	ñß
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	239
500	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%, due 12/1/29	543	ß
130	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.25%, due 9/1/21	137
145	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/25	153
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	407	ñ
400	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2007-A-1, 4.50%, due 6/1/27	390
700	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2007-A-1, 5.00%, due 6/1/33	623
250	Murrieta Valley Unified Sch. Dist. G.O. (Election 2014), Ser. 2015-A, (AGM Insured), 0.00%, due 9/1/31	124
		3,775
District of Columbia (1.8%)
500	Dist. of Columbia Hosp. Rev., Ser. 2010, (Assured Guaranty Insured), 0.21%, due 7/15/17	500	ñµ
Florida (4.2%)
500	Brevard Co. Hlth. Care Facs. Au. Rev. Ref. (Hlth. First, Inc.), Ser. 2014, 5.00%, due 4/1/39	543	ß
250	Cap. Trust Agcy. Rev. (First Mtge. - Stuart Lodge Proj.), Ser. 2013-A, 7.38%, due 1/1/48	244	ß
400	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (Jetblue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	409	ß
		1,196
Georgia (2.6%)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	300	#ß
445	Private Colleges & Univ. Au. Rev. (Mercer Univ. Proj.), Ser. 2015, 4.25%, due 10/1/35	447	ß
		747
Illinois (11.7%)
200	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/28	224
100	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/34	108
500	Chicago Ref. G.O., Ser. 2002-B, 5.25%, due 1/1/28	510
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	171
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	526

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$250	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2010-A, 4.00%, due 1/1/19	$265
250	Illinois Fin. Au. Rev. Ref. (Plymouth Place), Ser. 2015, 5.00%, due 5/15/37	249	ß
25	Illinois St. G.O., Ser. 2005, (AMBAC Insured), 5.00%, due 4/1/25	25
115	Illinois St. G.O., Ser. 2004-A, 5.00%, due 3/1/34	115
170	Illinois St. G.O., Ser. 2006, 5.50%, due 1/1/30	189
250	Illinois St. G.O., Ser. 2009, 5.25%, due 4/1/28	257
40	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	44
450	Illinois St. G.O., Ser. 2014, 5.00%, due 2/1/39	458
190	Illinois St. Unrefunded G.O., Ser. 2003, 5.00%, due 6/1/28	190
		3,331
Indiana (1.9%)
500	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	548	ß
Iowa (1.4%)
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	404	ß
Kentucky (2.9%)
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	407	ß
400	Ohio Co. PCR Ref. (Big Rivers Elec. Corp.), Ser. 2010-A, 6.00%, due 7/15/31	404	ß
		811
Maine (2.6%)
500	Maine Hlth. & Higher Ed. Facs. Au. Rev. (Eastern Maine Med. Ctr. Obligated Group), Ser. 2013, 5.00%, due 7/1/33	538	ß
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casalla Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	200	ñµß
		738
Maryland (1.4%)
400	Howard Co. Retirement Comm. Rev. Ref. (Vantage House Fac.), Ser. 2007-A, 5.25%, due 4/1/33	389	ß
Michigan (1.4%)
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
Minnesota (1.1%)
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	301	ß
Missouri (1.0%)
290	Bridgeton Ind. Dev. Au. Ref. Rev. (Hilltop Comm. Imp. Dist. Proj.), Ser. 2015-A, 4.25%, due 5/1/35	288
New Jersey (6.7%)
200	Casino Reinvestment Dev. Au. Luxury Tax Rev. Ref., Ser. 2014, 5.00%, due 11/1/23	212
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	204	ñß
870	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	951	@
500	Salem Co. Poll. Ctrl. Fin. Au. Rev. (Chambers Proj.), Ser. 2014-A, 5.00%, due 12/1/23	540	ß
		1,907

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

New Mexico (1.8%)
$500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	$510	#
New York (8.6%)
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	213	ß
400	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics), Ser. 2006-B, 5.25%, due 12/1/36	409	ß
250	New York City IDA Spec. Fac. Rev. (British Airways PLC Proj.), Ser. 1998, 5.25%, due 12/1/32	251	ß
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-1, 5.00%, due 11/15/44	505	ñß
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	413	ß
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	252	ñß
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	402	ñß
		2,445
North Carolina (0.9%)
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	259	ß
Ohio (5.4%)
1,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	855
250	Ohio St. Air Quality Dev. Au. Poll. Ctrl. Ref. Rev. (First Energy Nuclear Generation LLC), Ser. 2010-A, 3.13%, due 7/1/33 Putable 7/2/18	252	µß
400	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.), Ser. 2010-A, 3.75%, due 7/1/33 Putable 7/1/20	410	µß
		1,517
Oklahoma (1.4%)
400	Oklahoma St. Dev. Fin. Au. First Mtge. Rev. (Sommerset Proj.), Ser. 2015, 5.00%, due 7/1/35	405	ß
Pennsylvania (7.9%)
250	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2015, 5.25%, due 7/1/35	250	ß
150	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2015, 5.50%, due 7/1/45	150	ß
350	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	362	ß
250	Montgomery Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Albert Einstein Heath Care Network), Ser. 2015-A, 5.25%, due 1/15/36	270	ß
400	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (People Energy Supply), Ser. 2009-A, 6.40%, due 12/1/38	418	ß
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2015, 5.00%, due 12/31/38	801	ß
		2,251
Texas (7.1%)
250	Dallas Co. Flood Ctrl. Dist. Ref. G.O., 5.00%, due 4/1/28	254	ñØ
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	397	ß
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	427	ß
See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	$511	ß
400	Tarrant Co. Cultural Ed. Fac. Rev. (Buckingham Sr. Living Comm. Proj.), Ser. 2015-B-1, 4.50%, due 11/15/21	409	ß
		1,998
Utah (1.8%)
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	520	ñß
Vermont (1.4%)
400	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2015-A, 4.13%, due 6/15/28	406
Virgin Islands (0.8%)
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	216
Virginia (2.2%)
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., 5.30%, due 3/1/35	400	Ø
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	207	ñß
		607
Washington (1.9%)
550	Bellingham Wtr. & Swr. Rev., Ser. 2011-R-11981X, 0.21%, due 8/1/19	550	ñµ
Wisconsin (3.3%)
400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	401	ñß
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	297	ñß
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	247	ß
		945
	Total Investments (100.9%) (Cost $28,365)	28,640	##
	Liabilities, less cash, receivables and other assets [(0.9%)]	(261	)@
	Total Net Assets (100.0%)	$28,379

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Municipal Notes (99.0%)

Alaska (1.6%)
$2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	$2,524
Arizona (0.4%)
575	Tucson Cert. of Participation Ref., Ser. 2014, (AGM Insured), 4.00%, due 7/1/21	645
Arkansas (0.8%)
1,145	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,211
California (11.2%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	781
2,000	California G.O. Ref., Ser. 2013, 5.00%, due 11/1/25	2,428
1,375	California G.O. Ref., Ser. 2015, 5.00%, due 8/1/26	1,683
1,040	California St. Hlth. Facs. Fin. Au. Ref. Rev. (NCROC - Paradise Valley Estates Proj.), Ser. 2013, 3.00%, due 1/1/21	1,109	ß
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,095	µß
500	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	575	ß
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	285	ß
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	819
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,523
200	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/27	219
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	325
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,113
1,500	San Francisco City & Co. G.O. Ref., Ser. 2015-R1, 4.00%, due 6/15/30	1,617
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,802
740	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	534
645	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	449
440	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 2.63%, due 6/1/21	456
		17,813
Colorado (0.8%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	751
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	541
		1,292
District of Columbia (3.7%)
3,750	Dist. of Columbia Hosp. Rev., Ser. 2010, (Assured Guaranty Insured), 0.21%, due 7/15/17	3,750	ñµ
460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	529	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	412	ß
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,156	ß
		5,847

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Florida (11.2%)
$700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	$728
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,088
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,361
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,480
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,442	µ
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,052
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,041
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,178
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,325	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,655	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,073
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,378
		17,801
Georgia (4.5%)
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,022	µß
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,929	ß
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,231
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,249
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	507	µß
500	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/22	570	ß
540	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/25	618	ß
		7,126
Illinois (8.0%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,053
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,663
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.35%, due 12/1/29	1,095
1,195	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.63%, due 12/1/32	1,299
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,211
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	525
1,000	Illinois St. G.O., Ser. 2013, 5.50%, due 7/1/25	1,107
1,000	Illinois St. G.O., Ser. 2014, 4.00%, due 2/1/23	1,029
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	513
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	545
950	Springfield G.O., Ser. 2014, 4.25%, due 12/1/27	1,022
1,415	Springfield G.O., Ser. 2014, 5.00%, due 12/1/28	1,605
		12,667

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Indiana (4.9%)
$500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A,	$527	ß
	5.00%, due 6/1/32
865	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	906	µß
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,259	µß
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,822
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,085
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,207	µß
		7,806
Kansas (0.5%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	735	ß
Louisiana (1.5%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,400
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	426
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	586
		2,412
Maryland (1.6%)
2,540	Maryland St. Trans. Au. Facs. Proj. Rev. Ref., Ser. 2012, 3.00%, due 7/1/16	2,584
Massachusetts (1.1%)
1,280	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	1,390
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	333
		1,723
Michigan (0.9%)
425	L'Anse Creuse Pub. Schs. G.O. Ref., Ser. 2015, 5.00%, due 5/1/21	499
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F4, 1.95%, due 11/15/47 Putable 4/1/20	920	µß
		1,419
Minnesota (2.1%)
1,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	1,214
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,320
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	850
		3,384

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Mississippi (2.7%)
$1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	$1,202
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,514
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,622
		4,338
Montana (1.2%)
2,000	Livingston Rev. RANS (Livingston Healthcare Proj.), Ser. 2013, 2.00%, due 12/1/15	2,000	ß
Nevada (0.5%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	843
New Jersey (4.1%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	335
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	164
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,070
1,500	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey Issue), Ser. 2015-G, 5.00%, due 7/1/22	1,728
1,000	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	1,081
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,093
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	385
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	398
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	333
		6,587
New York (10.9%)
250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/24	291	ß
365	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/25	420	ß
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	446	ß
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	988
485	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	534
500	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	548
520	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	572
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,057
100	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3B, 0.01%, due 6/15/43	100	µ
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,312
1,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	1,212
1,125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	1,371
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	2,319
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,179
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	847
1,000	Rockland Co. G.O., Ser. 2014-A, (AGM Insured), 5.00%, due 3/1/16	1,015
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,194
850	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	919	ß
		17,324

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

North Carolina (1.1%)
$600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	$701
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	740
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	325	ß
		1,766
Ohio (0.9%)
450	Lorain G.O., Ser. 2013, (AGM Insured), 3.63%, due 12/1/25	469
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	940
		1,409
Pennsylvania (4.0%)
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	1,038
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,292
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	2,003
2,000	Pocono Mountain Sch. Dist. G.O. Ref., Ser. 2015, (BAM Insured), 4.00%, due 10/1/16	2,062
		6,395
Rhode Island (3.3%)
1,250	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,271
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	564
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,273	ß
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	964
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,268
		5,340
South Carolina (2.0%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	978
2,150	South Carolina St. Ed. Facs. Au. Rev. (Furman Univ.), Ser. 2006-B, (LOC: Wells Fargo Bank N.A.), 0.01%, due 10/1/39	2,150	µß
		3,128
Tennessee (2.0%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,044
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,109	ß
		3,153
Texas (7.7%)
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	802
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	496
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	246	ß
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	2,005	µ
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,260

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	$1,487
1,500	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,738
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	724
160	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	174	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	217	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	216	ß
225	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	241	ß
220	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	235	ß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	390
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	588
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,120
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	269
		12,208
Utah (1.1%)
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	511	ß
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,186
		1,697
Vermont (0.4%)
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	689
Virginia (1.3%)
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,142
Washington (0.9%)
545	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	583
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	862
		1,445
Wisconsin (0.1%)
100	Pub. Fin. Au. Multi-Family Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	99	ß
	Total Investments (99.0%) (Cost $151,792)	157,552	##
	Cash, receivables and other assets, less liabilities (1.0%)	1,609
	Total Net Assets (100.0%)	$159,161

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Municipal Notes (95.2%)

New York (95.2%)
$250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/20	$273	ß
100	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/21	109	ß
225	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/22	244	ß
175	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/23	202	ß
425	Build NYC Res. Corp. Ref. Rev., Ser. 2015, 5.00%, due 6/1/22	499	ß
475	Build NYC Res. Corp. Ref. Rev., Ser. 2015, 5.00%, due 6/1/24	569	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	271	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/21	117	ß
200	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/22	235	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/24	111	ß
175	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/25	194	ß
225	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/21	260	ß
150	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/22	174	ß
135	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 4.00%, due 7/1/23	148	ß
115	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/25	134	ß
300	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/18	328	ß
575	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/19	639	ß
605	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/20	665	ß
1,000	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	1,137
400	Long Beach, NY G.O., Ser. 2014-A, 2.00%, due 11/15/15	400
825	Long Beach, NY G.O., Ser. 2014-A, (BAM Insured), 2.50%, due 11/15/16	839
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	573
1,500	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,750
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,458
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	419	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/16	101	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/17	105	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/18	107	ß
115	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/20	130	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/21	111	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/22	112	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/23	114	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/24	115	ß
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	530	ß
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	349	ß
700	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 4.00%, due 9/1/28	757
415	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 4.00%, due 7/1/18	444	ß
300	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/27	339	ß
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	367
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	511
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	385
1,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	1,002
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,098
1,125	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2012-GG, 5.00%, due 6/15/17	1,131
1,110	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2014-C, 5.00%, due 11/1/21	1,327
325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	329	µß

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$200	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3B, 0.01%, due 6/15/43	$200	µ
500	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	598
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,266
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	492	ß
1,505	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	1,510
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	803	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	591	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	577	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	583	ß
1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	1,299	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,182
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	233	ß
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	332
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,436
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	580
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19 Pre-Refunded 1/1/17	1,053	ß
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	577
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,031
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,715
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,358
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	486	µß
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,755
1,915	New York St. G.O. (Prerefunded), Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	2,218
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	98
450	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured), 4.00%, due 6/15/26	485
465	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.13%, due 9/15/26	481
760	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.25%, due 9/15/27	782
710	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	807	ß
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	791	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	741	ß
400	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	428
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	387
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,731
580	Schenectady Co. Ref. G.O. (Public Impt.), Ser. 2015, 4.00%, due 6/15/28	641
500	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/21	600
670	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	820
1,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/26	1,153	ß
500	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	533
680	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	708

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	$1,764
1,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,194
350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	378	ß
Total Investments (95.2%) (Cost $57,988)		60,609	##
Cash, receivables and other assets, less liabilities (4.8%)		3,023
Total Net Assets (100.0%)		$63,632

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (28.2%)
$725	U.S. Treasury Notes, 0.38%, due 2/15/16 & 10/31/16	$725
3,000	U.S. Treasury Notes, 0.25%, due 2/29/16	3,001
3,885	U.S. Treasury Notes, 0.50%, due 9/30/16 – 3/31/17	3,885
9,055	U.S. Treasury Notes, 0.63%, due 10/15/16 – 9/30/17	9,046
765	U.S. Treasury Notes, 1.00%, due 9/15/18	765
2,100	U.S. Treasury Notes, 0.88%, due 10/15/18	2,090
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $19,509)	19,512
Mortgage-Backed Securities (21.6%)

Adjustable Mixed Balance (0.1%)
96	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.32%, due 6/19/34	93	µ
Commercial Mortgage-Backed (12.7%)
434	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	434
1,277	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	1,270
292	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	293
523	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	521
774	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	770
426	Commercial Mortgage Pass-Through Certificates, Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	428
660	Commercial Mortgage Pass-Through Certificates, Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	660
546	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.82%, due 6/15/38	550	µ
4	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	4	[i]
349	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	350	ñ
334	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	346
34	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	34	µi
1,017	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	1,017
67	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	67	[i]
930	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	932
32	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	32	[i]
1,088	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	1,085
		8,793
Mortgage-Backed Non-Agency (2.2%)
271	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	286	ñ
927	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,029	ñ
183	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	206	ñ
		1,521
Fannie Mae (3.9%)
556	Pass-Through Certificates, 3.50%, due 10/1/25	588
1,023	Pass-Through Certificates, 3.00%, due 9/1/27	1,068
963	Pass-Through Certificates, 4.50%, due 4/1/39 – 5/1/44	1,044
		2,700

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Freddie Mac (2.7%)
$1	ARM Certificates, 1.63%, due 1/1/17	$1	µ
596	Pass-Through Certificates, 3.50%, due 5/1/26	629
701	Pass-Through Certificates, 3.00%, due 1/1/27	730
459	Pass-Through Certificates, 4.50%, due 11/1/39	499
		1,859
	Total Mortgage-Backed Securities (Cost $15,043)	14,966
Corporate Debt Securities (28.9%)
Agriculture (0.4%)
230	BAT Int'l Finance PLC, Guaranteed Notes, 1.85%, due 6/15/18	231	ñ
80	Reynolds American, Inc., Guaranteed Notes, 2.30%, due 6/12/18	81
		312
Auto Manufacturers (1.5%)
430	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	442
290	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	289	ñ
285	Toyota Motor Credit Corp., Senior Unsecured Global Medium-Term Notes, 1.55%, due 7/13/18	286
		1,017
Banks (10.2%)
305	American Express Centurion Bank, Senior Unsecured Bank Notes, 0.88%, due 11/13/15	305
700	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	708
385	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	387
965	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	964
950	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	976
555	HSBC USA, Inc., Senior Unsecured Notes, 1.50%, due 11/13/17	554
1,700	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,703
230	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	229	ñ
755	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	758
470	Sumitomo Mitsui Banking Corp., Guaranteed Notes, 0.90%, due 1/18/16	470
		7,054
Beverages (0.3%)
225	Suntory Holdings Ltd., Senior Unsecured Notes, 1.65%, due 9/29/17	224	ñ
Biotechnology (0.7%)
245	Celgene Corp., Senior Unsecured Notes, 2.13%, due 8/15/18	247
220	Gilead Sciences, Inc., Senior Unsecured Notes, 1.85%, due 9/4/18	222
		469
Commercial Services (0.9%)
535	ERAC USA Finance LLC, Guaranteed Notes, 5.90%, due 11/15/15	536	ñ**
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	90	ñ
		626

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Computers (1.2%)
$340	Apple, Inc., Senior Unsecured Notes, 0.90%, due 5/12/17	$341
515	HP Enterprise Co., Guaranteed Notes, 2.85%, due 10/5/18	516	ñ
		857
Diversified Financial Services (1.5%)
394	GE Capital Int'l Funding Co., Guaranteed Notes, 0.96%, due 4/15/16	394	ñ
530	General Electric Capital Corp., Guaranteed Medium-Term Notes, 1.00%, due 1/8/16	531
140	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	140
		1,065
Electric (0.4%)
260	Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	260
Electronics (0.4%)
285	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	285
Food (0.3%)
205	HJ Heinz Co., Guaranteed Notes, 2.00%, due 7/2/18	206	ñ
Healthcare - Products (0.8%)
300	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	302
220	Zimmer Holdings, Inc., Senior Unsecured Notes, 2.00%, due 4/1/18	220
		522
Healthcare - Services (0.4%)
260	UnitedHealth Group, Inc., Senior Unsecured Notes, 1.45%, due 7/17/17	261
Holding Companies - Diversified (0.3%)
230	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	230
Media (1.4%)
695	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.86%, due 4/15/16	696	ñµ
100	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	100
145	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	145
		941
Oil & Gas (1.1%)
520	ConocoPhillips Canada Funding Co. I, Guaranteed Notes, 5.63%, due 10/15/16	543
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	190
		733
Pharmaceuticals (0.9%)
205	AbbVie, Inc., Senior Unsecured Notes, 1.80%, due 5/14/18	205
275	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	276	ñ
155	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	155
		636

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Pipelines (0.9%)
$215	Energy Transfer Partners L.P., Senior Unsecured Notes, 2.50%, due 6/15/18	$213
145	Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	144
230	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	225
65	TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.88%, due 1/12/18	65
		647
Real Estate (0.3%)
225	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	224	ñ
Real Estate Investment Trusts (0.2%)
140	Ventas Realty LP, Guaranteed Notes, 1.25%, due 4/17/17	139
Retail (1.2%)
830	CVS Health Corp., Senior Unsecured Notes, 1.90%, due 7/20/18	836
Telecommunications (3.6%)
680	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	680
325	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	325
590	Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	595
885	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	898
		2,498
	Total Corporate Debt Securities (Cost $19,950)	20,042
Asset-Backed Securities (18.0%)
1,700	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,699
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.44%, due 5/15/20	2,068	µ
675	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.47%, due 9/16/19	674	µ
1,437	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.28%, due 12/16/19	1,431	µ
838	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	836
1,300	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.47%, due 5/15/19	1,299	µ
1,319	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	1,319
1,500	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	1,496
620	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	619
42	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.42%, due 11/23/22	41	µ
116	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.40%, due 4/25/23	115	µ
875	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	875
	Total Asset-Backed Securities (Cost $12,493)	12,472
NUMBER OF SHARES
Short-Term Investments (11.5%)
7,939,024	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $7,939)	$7,939	[h]
Total Investments (108.2%) (Cost $74,934)		74,931	##
Liabilities, less cash, receivables and other assets [(8.2%)]		(5,684)
Total Net Assets (100.0%)		$69,247

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Bank Loan Obligationsµ (6.5%)
All Telecom (0.5%)
$905	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	$876
255	Level 3 Financing, Inc., First Lien Term Loan B2, 4.00%, due 1/15/20	255
		1,131
Automotive (0.1%)
185	Chrysler Automotive, First Lien Term Loan B, 3.50%, due 5/24/17	185
Building & Development (0.4%)
440	Jeld-Wen, Inc., First Lien Term Loan B, 5.00%, due 6/18/22	440
590	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	590
		1,030
Business Equipment & Services (0.5%)
134	Acosta Inc., First Lien Term Loan B-1, 4.25%, due 9/26/21	131
208	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	204
208	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	203
208	Genesys, First Lien Term Loan B-2, 4.00%, due 2/8/20	206
421	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	421
		1,165
Chemicals & Plastics (0.1%)
178	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	178
Containers & Glass Products (0.1%)
318	SIG Combibloc Group, First Lien Term Loan, 4.25%, due 3/13/22	318
Electronics - Electrical (0.7%)
594	Dell, First Lien Term Loan B2, 4.00%, due 4/29/20	593
389	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	389
593	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	577
209	Riverbed Technology, First Lien Term Loan B, 6.00%, due 4/24/22	209
		1,768
Equipment Leasing (0.1%)
235	AER/Int'l Lease Finance Corp., Term Loan B, 3.50%, due 3/6/21	235
Financial Intermediaries (0.5%)
255	First Data Corporation, Term Loan, 3.69%, due 3/24/17	254
620	First Data Corporation, First Lien Term Loan, 3.69%, due 3/23/18	615
460	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/19/20	419	Ñ
		1,288

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Food & Drug Retailers (0.2%)
$55	Rite Aid Corp., Term Loan, 5.75%, due 8/21/20	$55
380	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	381	Ñ
		436
Food Products (0.1%)
208	Del Monte Foods, First Lien Term Loan, 4.26%, due 2/18/21	204
Health Care (0.4%)
269	Air Medical Group Holding, First Lien Term Loan B1, 4.50%, due 4/28/22	264
100	Alere Inc., First Lien Term Loan B-1, 4.25%, due 6/18/22	100
341	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	336
159	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	157
		857
Leisure Goods - Activities - Movies (0.1%)
260	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	253
Lodging & Casinos (1.8%)
568	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	569
439	Eldorado Resorts LLC, First Lien Term Loan B, 4.25%, due 7/23/22	438
486	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	485	Ñ
992	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	980
819	Scientific Games Corp., First Lien Term Loan B2, 6.00%, due 10/1/21	799
935	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	935
205	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	205
		4,411
Oil & Gas (0.2%)
564	Exco Resources Inc., Term Loan B, 12.50%, due 10/26/20	437	Ñ
Publishing (0.2%)
503	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	502
Radio & Television (0.1%)
200	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	198
Retailers (except food & drug) (0.4%)
208	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	206
642	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	641
		847
	Total Bank Loan Obligations (Cost $15,714)	15,443

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Corporate Debt Securities (89.6%)

Advertising (1.6%)
$1,750	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	$1,816
1,735	Nielsen Co. Luxembourg S.a.r.l, Guaranteed Notes, 5.50%, due 10/1/21	1,800	ñ
215	Nielsen Finance LLC/Nielsen Finance Co., Guaranteed Notes, 4.50%, due 10/1/20	221
		3,837
Aerospace & Defense (0.3%)
95	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	71
575	TransDigm, Inc., Guaranteed Notes, 5.50%, due 10/15/20	578
		649
Air Transportation (0.1%)
132	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	141
Auto Parts & Equipment (1.1%)
200	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	209
1,105	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,173
200	Schaeffler Holding Finance BV, Senior Secured Notes, 6.25% Cash/7.00% PIK, due 11/15/19	211	ñc
1,120	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	1,131	ñ
		2,724
Automakers (0.5%)
1,085	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	1,164
Banking (3.4%)
745	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	749
1,180	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,218
855	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	913
610	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	618
575	Ally Financial, Inc., Senior Unsecured Notes, 3.75%, due 11/18/19	582
610	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	628
1,945	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,989	@
1,465	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	1,487
		8,184
Beverages (0.3%)
180	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	195
445	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	463
		658
Building & Construction (4.2%)
280	CalAtlantic Group, Inc., Guaranteed Notes, 10.75%, due 9/15/16	300
1,000	CalAtlantic Group, Inc., Guaranteed Notes, 8.40%, due 5/15/17	1,087
800	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 5/15/18	920
535	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, due 5/1/20	592
2,125	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	2,152	@
220	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	227

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$1,215	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	$1,258
155	Lennar Corp., Guaranteed Notes, 4.13%, due 12/1/18	158
200	Lennar Corp., Guaranteed Notes, 4.50%, due 6/15/19	207
505	Lennar Corp., Guaranteed Notes, 4.50%, due 11/15/19	523
130	Meritage Homes Corp., Guaranteed Notes, 4.50%, due 3/1/18	132
540	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	589
1,230	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	1,239	ñ
600	Toll Brothers Finance Corp., Guaranteed Notes, 8.91%, due 10/15/17	675
		10,059
Building Materials (2.3%)
95	Allegion US Holding Co. Inc., Guaranteed Notes, 5.75%, due 10/1/21	100
330	Hanson Ltd., Guaranteed Notes, 6.13%, due 8/15/16	341
1,035	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	1,087	ñ
330	Lafarge SA, Senior Unsecured Notes, 6.50%, due 7/15/16	341
605	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	630
490	Masco Corp., Senior Unsecured Notes, 7.13%, due 3/15/20	569
230	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	237
1,320	USG Corp., Guaranteed Notes, 5.88%, due 11/1/21	1,391	ñ
190	Vulcan Materials Co., Senior Unsecured Notes, 7.00%, due 6/15/18	212
410	Vulcan Materials Co., Senior Unsecured Notes, 7.50%, due 6/15/21	486
		5,394
Cable & Satellite Television (5.9%)
1,245	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 7.38%, due 6/1/20	1,292
575	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 3/15/21	594
665	CCO Safari II LLC, Senior Secured Notes, 3.58%, due 7/23/20	669	ñ
1,770	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	1,772	ñ
1,295	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	1,373
520	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	552
1,000	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	1,027
990	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	989
995	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	1,007
1,040	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	1,091	ñ
2,900	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	2,922	ñ@
790	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	789
		14,077
Chemicals (1.9%)
1,245	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	1,287
825	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding Bank, Guaranteed Notes, 7.38%, due 5/1/21	872	ñ
1,775	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	1,670
665	PQ Corp., Secured Notes, 8.75%, due 11/1/18	671	ñ
		4,500
Consumer - Commercial Lease Financing (3.8%)
700	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	697
285	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	289

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$1,045	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.25%, due 7/1/20	$1,070
2,695	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,796	@
545	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	588
290	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	322
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	954
130	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	126
1,440	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	1,544
800	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	795
		9,181
Discount Stores (0.6%)
1,290	Dollar Tree, Inc., Guaranteed Notes, 5.25%, due 3/1/20	1,345	ñ
Diversified Capital Goods (0.3%)
650	SPX FLOW, Inc., Guaranteed Notes, 6.88%, due 9/1/17	689
Electric - Generation (1.7%)
855	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	899	ñ
390	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	389
1,250	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,309
1,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,025
550	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	547
		4,169
Electric - Integrated (1.6%)
1,220	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,287
2,670	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	2,443	ñ**@
		3,730
Electronics (1.5%)
1,339	Amkor Technology, Inc., Senior Unsecured Notes, 6.63%, due 6/1/21	1,319
210	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	218
575	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.50%, due 9/15/16	578	ñ
820	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.13%, due 6/15/20	836	ñ
640	NXP BV/NXP Funding LLC, Guaranteed Notes, 5.75%, due 2/15/21	669	ñ
		3,620
Energy - Exploration & Production (4.4%)
410	Antero Resources Finance Corp., Guaranteed Notes, 6.00%, due 12/1/20	394
1,235	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	898
220	Chesapeake Energy Corp., Guaranteed Notes, 3.25%, due 3/15/16	216
915	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	737
215	Chesapeake Energy Corp., Guaranteed Notes, 3.57%, due 4/15/19	139	µ
815	Concho Resources, Inc., Guaranteed Notes, 7.00%, due 1/15/21	841
495	Denbury Resources, Inc., Guaranteed Notes, 6.38%, due 8/15/21	361
165	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	116
1,605	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	1,396	@
1,220	Legacy Reserves L.P./Legacy Reserves Finance Corp., Guaranteed Notes, 6.63%, due 12/1/21	805
560	Linn Energy LLC, Guaranteed Notes, 6.50%, due 5/15/19	146
905	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	235

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$180	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	$41
135	Oasis Petroleum, Inc., Guaranteed Notes, 7.25%, due 2/1/19	129
875	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	753
2,150	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	521
895	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	215
2,110	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	2,005
580	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	586
		10,534
Environmental (0.2%)
450	ADS Waste Holdings, Inc., Guaranteed Notes, 8.25%, due 10/1/20	472
Food & Drug Retailers (0.5%)
550	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	590
570	Tesco PLC, Senior Unsecured Notes, 5.50%, due 11/15/17	603	ñ
		1,193
Food - Wholesale (0.2%)
570	Post Holdings, Inc., Guaranteed Notes, 6.75%, due 12/1/21	590	ñ
Gaming (3.9%)
335	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	353
2,425	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	2,510	@
575	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	592
240	Int'l Game Technology PLC, Senior Secured Notes, 5.63%, due 2/15/20	243	ñ
435	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	468
215	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	226
1,470	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	1,668	@
495	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	510
800	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	832	ñ
360	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	383
470	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	327
440	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	393
475	Shingle Springs Tribal Gaming Authority, Senior Unsecured Notes, 9.75%, due 9/1/21	499	ñ
225	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	240
		9,244
Gas Distribution (5.1%)
1,710	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	1,749	@
570	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.00%, due 12/15/20	504
575	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	536
1,235	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,328
860	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	798
830	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	859
1,220	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	1,263	ñ
505	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	511	ñ
1,790	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	1,777
425	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	446

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$1,705	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.00%, due 1/15/18	$1,679	ñ
80	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	74
505	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	523	ñ
		12,047
Health Facilities (7.8%)
1,030	Amsurg Corp., Guaranteed Notes, 5.63%, due 11/30/20	1,048
450	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	458
1,525	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,586
530	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	534
1,065	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,118
855	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	870
110	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	113
2,275	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	2,545
890	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	910
195	LifePoint Hospitals, Inc., Guaranteed Notes, 6.63%, due 10/1/20	202
580	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	589
2,045	MPT Operating Partnership L.P., Guaranteed Notes, 6.88%, due 5/1/21	2,140	@
1,390	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	1,452
2,215	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	2,359
1,315	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	1,285
895	Tenet Healthcare Corp., Senior Secured Notes, 3.84%, due 6/15/20	891	ñµ
475	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	482	ñ
		18,582
Health Services (0.7%)
480	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	497	ñ
1,125	Service Corp. Int'l, Senior Unsecured Notes, 7.00%, due 6/15/17	1,213
		1,710
Hotels (0.5%)
1,100	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	1,155
Investments & Misc. Financial Services (0.5%)
1,265	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	1,280
Machinery (1.8%)
2,355	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,538	@
70	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	70
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	206
1,260	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	1,269
300	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	312
		4,395
Media - Diversified (1.0%)
2,259	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	2,321

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Media Content (3.5%)
$905	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	$971
1,235	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	821
740	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	756
710	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	740
945	Gray Television, Inc., Guaranteed Notes, 7.50%, due 10/1/20	986
1,850	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	1,873	ñ
185	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	197	ñ
1,540	Tribune Media Co., Guaranteed Notes, 5.88%, due 7/15/22	1,582	ñ
355	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	375	ñ
		8,301
Medical Products (2.7%)
1,315	Alere, Inc., Guaranteed Notes, 7.25%, due 7/1/18	1,371
650	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	645	ñ
1,625	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,784	ñ
250	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	255	ñ
575	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	618
270	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	282	ñ
1,170	Mallinckrodt Int'l Finance SA, Guaranteed Notes, 3.50%, due 4/15/18	1,133
260	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	249	ñ
		6,337
Metals - Mining Excluding Steel (0.5%)
1,120	Alcoa, Inc., Senior Unsecured Notes, 5.72%, due 2/23/19	1,198
Oil Field Equipment & Services (0.3%)
855	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	785
Packaging (1.8%)
555	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Senior Secured Notes, 3.34%, due 12/15/19	547	ñµ
580	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	597
360	Berry Plastics Corp., Secured Notes, 6.00%, due 10/15/22	376	ñ
130	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	130	ñ
530	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	533	ñ
910	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	946
455	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	476
540	Sealed Air Corp., Guaranteed Notes, 6.50%, due 12/1/20	603	ñ
		4,208
Personal & Household Products (0.8%)
320	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	329
180	Jarden Corp., Guaranteed Notes, 7.50%, due 5/1/17	194
665	Prestige Brands, Inc., Guaranteed Notes, 8.13%, due 2/1/20	696
575	Spectrum Brands, Inc., Guaranteed Notes, 6.38%, due 11/15/20	614
		1,833

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Pharmaceuticals (2.0%)
$1,085	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.75%, due 1/15/22	$1,126	ñ
1,330	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	1,270	ñ
1,770	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.38%, due 3/15/20	1,540	ñ
1,070	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	960	ñ
		4,896
Printing & Publishing (1.1%)
578	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	619
1,680	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,881	@
20	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	21
		2,521
Recreation & Travel (1.0%)
195	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	204
1,215	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	1,249	ñ
360	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	371
485	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	503	ñ
		2,327
Software - Services (0.9%)
1,082	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	1,104	ñ
153	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	157
405	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	422
516	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	433
		2,116
Specialty Retail (1.7%)
545	Dufry Finance SCA, Guaranteed Notes, 5.50%, due 10/15/20	567	ñ
205	Hanesbrands, Inc., Guaranteed Notes, 6.38%, due 12/15/20	212
695	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	751
675	Michaels Stores, Inc., Guaranteed Notes, 5.88%, due 12/15/20	712	ñ
445	Petco Holdings, Inc., Senior Unsecured Notes, 8.50% Cash/9.25% PIK, due 10/15/17	453	ñc
325	QVC, Inc., Senior Secured Notes, 3.13%, due 4/1/19	323
955	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	988
		4,006
Steel Producers - Products (0.7%)
740	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 2/25/17	746	**
850	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	852
155	ArcelorMittal, Senior Unsecured Notes, 5.13%, due 6/1/20	149
		1,747
Support - Services (3.8%)
560	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	557
585	ADT Corp., Senior Unsecured Notes, 4.13%, due 4/15/19	598
660	AECOM, Guaranteed Notes, 5.75%, due 10/15/22	686	ñ

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

$230	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	$223	ñ
965	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	939
450	Aramark Services, Inc., Guaranteed Notes, 5.75%, due 3/15/20	470
1,315	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 3.07%, due 12/1/17	1,322	µ
570	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	577
370	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	378
575	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	595
1,245	Iron Mountain, Inc., Guaranteed Notes, 6.00%, due 10/1/20	1,320	ñ
135	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	142
1,080	United Rentals N.A., Inc., Guaranteed Notes, 7.63%, due 4/15/22	1,172
		8,979
Technology Hardware & Equipment (1.0%)
475	CommScope, Inc., Senior Secured Notes, 4.38%, due 6/15/20	484	ñ
795	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	800	ñ
510	Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes, 5.63%, due 10/15/20	543	ñ
285	NCR Corp., Guaranteed Notes, 4.63%, due 2/15/21	281
290	NCR Corp., Guaranteed Notes, 5.88%, due 12/15/21	293
		2,401
Telecom - Satellite (1.1%)
1,193	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	1,313
85	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	77
1,160	Telesat Canada/Telesat LLC, Guaranteed Notes, 6.00%, due 5/15/17	1,178	ñ
		2,568
Telecom - Wireless (3.7%)
645	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	673
2,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,920
1,600	Sprint Communications, Inc., Senior Unsecured Notes, 8.38%, due 8/15/17	1,638
185	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	190
1,550	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	1,589
1,130	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	1,167
1,530	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	1,564	ñ
		8,741
Telecom - Wireline Integrated & Services (3.3%)
1,200	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,201
460	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	491
475	Frontier Communications Corp., Senior Unsecured Notes, 8.13%, due 10/1/18	501
1,060	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 3/15/19	1,079
240	Frontier Communications Corp., Senior Unsecured Notes, 8.88%, due 9/15/20	249	ñ
475	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	502
2,110	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	2,224
1,550	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	1,644
		7,891

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]

Theaters & Entertainment (2.0%)
$2,575	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	$2,724	ñ
1,155	AMC Entertainment, Inc., Guaranteed Notes, 5.88%, due 2/15/22	1,195
910	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	940
		4,859
	Total Corporate Debt Securities (Cost $221,566)	213,358
NUMBER OF SHARES
Short-Term Investments (2.8%)
6,727,412	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $6,727)	6,727	[h]

Total Investments (98.9%) (Cost $244,007)		235,528	##
Cash, receivables and other assets (1.1%)		2,552
Total Net Assets (100.0%)		$238,080

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund 10/31/15

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (7.9%)

Aerospace & Defense (0.1%)
$479	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 12/16/21	$481
271	Silver II/Hamilton Sundstrand Corporation, First Lien Term Loan, 4.00%, due 12/13/19	247
441	Transdigm Inc., First Lien Term Loan C, 3.75%, due 2/28/20	435
301	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	296
		1,459
Air Transport (0.1%)
837	American Airlines Inc., First Lien Term Loan B-1, 3.25%, due 6/26/20	829
723	American Airlines Inc., First Lien Term Loan B1, 3.50%, due 10/10/21	721
425	United Air Lines, Inc., First Lien Term Loan B, 3.50%, due 9/15/21	423
		1,973
All Telecom (0.3%)
1,290	Block Communications, First Lien Term Loan B, 5.50%, due 11/7/21	1,291
742	Consolidated Communications Inc., First Lien Term Loan, 4.25%, due 12/23/20	739
1,121	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	1,085
810	Level 3 Financing, Inc., First Lien Term Loan B-3, 4.00%, due 8/1/19	812
1,375	Level 3 Financing, Inc., First Lien Term Loan B2, 4.00%, due 1/15/20	1,377
160	SBA Communications Inc., First Lien Term Loan B, 3.25%, due 6/10/22	158
1,165	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	1,053
550	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	549
		7,064
Automotive (0.1%)
208	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	207
280	ABRA Auto, Second Lien Term Loan, 8.25%, due 9/19/22	270	Ñ
366	Allison Transmission, First Lien Term Loan B3, 3.50%, due 8/23/19	366
1,064	Chrysler Automotive, First Lien Term Loan B, 3.25%, due 12/31/18	1,060
705	Cooper Standard Automotive Inc., First Lien Term Loan B, 4.00%, due 4/4/21	699
		2,602
Building & Development (0.3%)
327	American Builders & Co., Inc., First Lien Term Loan B, 3.50%, due 4/16/20	325
285	Beacon Roofing Supply, First Lien Term Loan B, 4.00%, due 10/1/22	285
610	Capital Automotive LP, First Lien Term Loan B1, 4.00%, due 4/10/19	611
940	Capital Automotive LP, Second Lien Term Loan, 6.00%, due 4/30/20	944	Ñ
1,038	DTZ, Term Loan B, 4.25%, due 11/4/21	1,027
230	DTZ, Second Lien Term Loan, 9.25%, due 11/4/22	228
346	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/5/21	324
370	HDS Holding Corp., First Lien Term Loan, 3.75%, due 8/13/21	368
839	Jeld-Wen, Inc., First Lien Term Loan B, 5.00%, due 6/18/22	839
238	Mueller Water Products Inc., First Lien Term Loan B, 4.00%, due 11/26/21	239	Ñ
508	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	499
1,156	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	1,155
		6,844
See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Business Equipment & Services (0.9%)
$1,719	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	$1,675
1,371	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	1,339
395	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	363
882	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	814
1,020	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	994
392	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/17/21	369	Ñ
350	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	329	Ñ
922	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	910
566	Ceridian Corp., First Lien Term Loan B-2, 4.50%, due 9/15/20	520
494	CPA Global, First Lien Term Loan, 4.50%, due 12/3/20	494
89	Emdeon Business Services, First Lien Term Loan B-3, 3.75%, due 11/2/18	88	Ñ
378	Emdeon Business Services, First Lien Term Loan B2, 3.75%, due 11/2/18	373
174	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	173	Ñ
689	Garda World Security, First Lien Term Loan B, 4.00%, due 11/6/20	670
121	Garda World Security, First Lien Term Loan B-DD, 4.00%, due 11/6/20	118
248	Genesys, First Lien Term Loan, 4.00%, due 2/8/20	246
988	Genesys, First Lien Term Loan B-2, 4.50%, due 11/13/20	985	Ñ
426	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	424
976	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	973
382	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	387
1,093	Mitchell International, Inc., First Lien Term Loan, 4.50%, due 10/13/20	1,092
390	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	388
224	Monitronics International, Inc., First Lien Term Loan B, 4.25%, due 3/23/18	223
420	Monitronics International, Inc., First Lien Term Loan B, 4.50%, due 4/11/22	417
370	On Assignment, First Lien Term Loan B1, 3.75%, due 6/5/22	370
924	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	917	¢^^
1,711	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	1,709
1,210	SunGard Data Systems, First Lien Term Loan E, 4.00%, due 3/8/20	1,209
957	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	959
473	TRANS UNION LLC, First Lien Term Loan B2, 3.50%, due 4/9/21	466
		19,994
Cable & Satellite Television (0.4%)
1,830	Cablevision Systems Corp., First Lien Term Loan B, 5.00%, due 10/9/22	1,835
176	Casema Holdings BV, First Lien Term Loan B-1, 3.50%, due 1/15/22	174
106	Casema Holdings BV, First Lien Term Loan B-2, 3.50%, due 1/15/22	104
174	Casema Holdings BV, First Lien Term Loan B-3, 3.50%, due 1/15/22	171
918	Cequel Communications, LLC, First Lien Term Loan B, 3.50%, due 12/14/22	900
895	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	894
495	Mediacom Broadband LLC, First Lien Term Loan G, 4.00%, due 1/20/20	493	Ñ
1,460	Numericable_Altice, First Lien Term Loan B-1, 4.50%, due 5/21/20	1,440
1,264	Numericable_Altice, First Lien Term Loan B-2, 4.50%, due 5/21/20	1,246
50	Numericable_Altice, First Lien Term Loan B, 4.00%, due 7/31/22	49
817	Wide Open West, First Lien Term Loan B, 4.50%, due 4/1/19	802
		8,108
Chemicals & Plastics (0.3%)
434	Chemours Company, First Lien Term Loan B-1, 3.75%, due 5/12/22	397
708	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	707
643	Georgia Gulf Corporation, First Lien Term Loan, 4.00%, due 2/28/22	643
496	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	491
461	Ineos Finance PLC, First Lien Term Loan B, 3.75%, due 5/4/18	455
582	Ineos Finance PLC, First Lien Term Loan B1, 4.25%, due 3/31/22	573

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$1,244	MacDermid Inc., First Lien Term Loan, 4.50%, due 6/7/20	$1,205
1,266	PQ Corporation, First Lien Term Loan, 4.00%, due 8/7/17	1,261
639	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	627
91	Solenis, Second Lien Term Loan L2, 7.75%, due 7/31/22	85	Ñ
210	Univar Inc., First Lien Term Loan B, 4.25%, due 7/1/22	207
		6,651
Conglomerates (0.0%)
520	Spectrum Brands, Inc., First Lien Term Loan, 3.75%, due 6/23/22	522
Containers & Glass Products (0.5%)
810	Ardagh Packaging, First Lien Term Loan B2, 4.00%, due 12/17/19	808
683	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	682
425	Berlin Packaging, Second Lien Term Loan, 7.75%, due 10/1/22	417	Ñ
315	Berry Plastics, First Lien Term Loan D, 3.50%, due 2/8/20	312
617	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	616
1,145	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	1,147
1,622	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	1,625
63	Constantia Flexibles Group, First Lien Term Loan B, 4.75%, due 4/29/22	64
325	Constantia Flexibles Group, First Lien Term Loan B-2, 4.75%, due 4/29/22	326	Ñ
226	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	226
97	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	97
262	Mauser, First Lien Term Loan, 4.50%, due 7/15/21	259
425	Mauser, Second Lien Term Loan, 8.75%, due 7/31/22	399	Ñ
261	Owens Illinois Inc., First Lien Term Loan B, 3.50%, due 9/1/22	262
2,047	Reynolds Group, First Lien Term Loan B1, 4.50%, due 12/1/18	2,050
1,089	SIG Combibloc Group, First Lien Term Loan, 4.25%, due 3/13/22	1,089
553	Tekni-Plex Inc., First Lien Term Loan 1, 4.50%, due 6/1/22	548
319	Tekni-Plex Inc., Second Lien Term Loan 2, 8.75%, due 6/1/23	313	Ñ
		11,240
Cosmetics - Toiletries (0.0%)
437	Prestige Brands, Inc., First Lien Term Loan B3, 3.50%, due 9/3/21	436
Drugs (0.2%)
482	Capsugel Inc., First Lien Term Loan B, 3.50%, due 8/1/18	480
1,810	Endo Pharma, First Lien Term Loan B-1, 3.75%, due 9/26/22	1,777
495	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	494
350	Valeant Pharmaceuticals, First Lien Term Loan D, 3.50%, due 2/13/19	326
2,627	Valeant Pharmaceuticals, First Lien Term Loan F1, 4.00%, due 4/1/22	2,438
		5,515
Ecological Services & Equipment (0.1%)
756	ADS Waste Holdings, Inc., First Lien Term Loan B2, 3.75%, due 10/9/19	747
490	Waste Industries USA Inc., First Lien Term Loan B-1, 4.25%, due 2/27/20	490
		1,237
Electronics - Electrical (0.5%)
861	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	860
1,233	BMC Software, First Lien Term Loan, 5.00%, due 9/10/20	1,108

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$319	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	$319
601	CPI ACQUISITION INC., First Lien Term Loan, 6.75%, due 8/17/22	598	Ñ
366	CST, First Lien Term Loan, 4.50%, due 9/30/21	365
995	Datatel-Sophia LP, First Lien Term Loan B, 4.75%, due 9/10/22	993
1,010	Dell, First Lien Term Loan B2, 4.00%, due 4/29/20	1,010
1,442	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	1,440
292	Go Daddy, Term Loan, 4.25%, due 5/13/21	293
737	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	717
613	Riverbed Technology, First Lien Term Loan B, 6.00%, due 4/24/22	613
1,027	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	868
525	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	396
220	TTM Technologies Inc., First Lien Term Loan B-1, 6.00%, due 5/31/21	206
443	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	444
1,186	Zebra Technologies, First Lien Term Loan B, 4.75%, due 10/27/21	1,192
		11,422
Financial Intermediaries (0.3%)
791	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	790
320	First Data Corporation, First Lien Term Loan 2, 3.70%, due 3/23/18	317
1,530	First Data Corporation, First Lien Term Loan B, 3.70%, due 9/24/18	1,519
725	First Data Corporation, First Lien Term Loan, 4.20%, due 3/24/21	725
476	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/4/21	472	Ñ
499	Guggenheim Partners, First Lien Term Loan, 4.25%, due 7/22/20	497
652	Ocwen Financial, First Lien Term Loan, 5.50%, due 2/15/18	653
203	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	203
557	SAM Finance, First Lien Term Loan, 4.25%, due 12/17/20	558
1,683	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/19/20	1,531	Ñ
		7,265
Food & Drug Retailers (0.1%)
1,408	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	1,410	Ñ
Food Products (0.1%)
524	DE Master Blenders 1753 NV, First Lien Term Loan B, 4.25%, due 7/2/22	526
1,201	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	1,174
395	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	358	Ñ
434	Pinnacle Foods Finance LLC, First Lien Term Loan G, 3.00%, due 4/29/20	433
		2,491
Food Service (0.1%)
429	Aramark Corporation, First Lien Term Loan F, 2.50%, due 2/24/21	428
1,280	Burger King Corporation, First Lien Term Loan B, 3.75%, due 12/10/21	1,281
919	US Foodservice Inc., First Lien Term Loan B, 4.50%, due 3/31/19	919
		2,628
Health Care (0.5%)
559	Air Medical Group Holding, First Lien Term Loan B1, 4.50%, due 4/28/22	548
364	Alere Inc., First Lien Term Loan B-1, 4.25%, due 6/18/22	364
495	AmSurg Corp., First Lien Term Loan, 3.50%, due 7/16/21	491
503	CHS/Community Health, First Lien Term Loan G1, 3.75%, due 12/31/19	501

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$1,664	CHS/Community Health, First Lien Term Loan H1, 4.00%, due 1/27/21	$1,659
274	Concentra Operating Company, First Lien Term Loan 1, 4.00%, due 6/1/22	273	Ñ
230	Convatec Inc., First Lien Term Loan B1, 4.25%, due 6/15/20	229
1,109	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	1,099
530	EMS-Emergency Medical Services, First Lien Term Loan B, 4.00%, due 5/25/18	528
1,017	IASIS Healthcare Corporation, First Lien Term Loan B-2, 4.50%, due 5/3/18	1,018
963	Immucor, First Lien Term Loan B2, 5.00%, due 8/17/18	942
374	Kindred Healthcare, First Lien Term Loan, 4.25%, due 4/9/21	371
803	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	792
1,417	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	1,395
369	Sage Products Holdings III, LLC, First Lien Term Loan, 4.25%, due 12/13/19	368
85	Sage Products Holdings III, LLC, Second Lien Term Loan, 9.25%, due 6/13/20	85	Ñ
101	Select Medical, First Lien Term Loan B, 3.75%, due 6/1/18	101
		10,764
Home Furnishings (0.1%)
1,208	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	1,208
212	Mattress Holdings Corp., First Lien Term Loan B, 4.19%, due 10/20/21	212
		1,420
Industrial Equipment (0.3%)
119	AECOM Technology Corp., First Lien Term Loan B, 3.75%, due 10/15/21	119
961	Crosby Worldwide, First Lien Term Loan, 4.00%, due 11/23/20	807	Ñ
400	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	322	Ñ
633	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	632
1,083	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	1,081
214	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	213	Ñ
171	Gardner Denver, First Lien Term Loan, 4.25%, due 7/30/20	160
990	Husky Injection Molding, First Lien Term Loan, 4.25%, due 6/30/21	970
259	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	255	Ñ
274	Milacron LLC, First Lien Term Loan B-1, 4.50%, due 9/28/20	274
617	Minimax Viking, First Lien Term Loan B1, 4.00%, due 8/14/20	616
1,093	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	1,079
130	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	128
392	VAT Holding, First Lien Term Loan B1, 4.25%, due 2/11/21	391
		7,047
Insurance (0.1%)
827	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	812
215	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	201	Ñ
450	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	419	Ñ
		1,432
Leisure Goods - Activities - Movies (0.3%)
740	Bombardier Recreational Products Inc., First Lien Term Loan B2, 3.75%, due 1/30/19	739
846	Bright Horizons, First Lien Term Loan B, 3.75%, due 1/30/20	847
1,505	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	1,498
966	Formula One, First Lien Term Loan B-3, 4.75%, due 7/30/21	946
169	NCL CORP., First Lien Term Loan B, 4.00%, due 11/19/21	168	Ñ
998	Six Flags Theme Parks Inc., First Lien Term Loan B, 3.50%, due 6/30/22	997

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$954	SRAM, First Lien Term Loan, 4.02%, due 4/10/20	$897
754	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	732
		6,824
Lodging & Casinos (0.7%)
918	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	920
753	Boyd Gaming Corporation, First Lien Term Loan B, 4.00%, due 8/14/20	753
1,650	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	1,651
319	Eldorado Resorts LLC, First Lien Term Loan B, 4.25%, due 7/23/22	319
758	Extended Stay, First Lien Term Loan, 5.00%, due 6/24/19	766	Ñ
454	Four Seasons Holdings Inc., First Lien Term Loan, 3.50%, due 6/27/20	450
503	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	501	Ñ
234	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	233	Ñ
719	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	720
426	MGM Resorts, First Lien Term Loan B, 3.50%, due 12/20/19	425
1,927	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	1,904
808	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	806
90	Pinnacle Entertainment, First Lien Term Loan B-2, 3.75%, due 8/13/20	89
1,426	Scientific Games Corp., First Lien Term Loan B, 6.00%, due 10/18/20	1,392
1,385	Scientific Games Corp., First Lien Term Loan B2, 6.00%, due 10/1/21	1,351
768	SHINGLE SPRINGS, First Lien Term Loan B, 6.25%, due 8/29/19	768	Ñ
1,576	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	1,576
1,366	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,366
		15,990
Nonferrous Metals - Minerals (0.0%)
368	Novelis, Inc., First Lien Term Loan B1, 4.00%, due 6/2/22	361
Oil & Gas (0.1%)
682	Energy Transfer Equity, First Lien Term Loan C, 4.00%, due 12/2/19	660
350	Everest Acquisition LLC, Second Lien Term Loan B-2, 4.50%, due 4/30/19	314	Ñ
111	Fieldwood Energy, First Lien Term Loan, 3.88%, due 10/1/18	97
704	NFR Energy, Second Lien Term Loan B, 7.50%, due 12/31/18	72	‡
385	Samson Investment Company, Second Lien Term Loan, 4.00%, due 9/25/18	29	‡
136	Targa Resources Inc., First Lien Term Loan B, 5.75%, due 2/27/22	135	Ñ
		1,307
Publishing (0.2%)
756	EMI Publishing, First Lien Term Loan, 4.00%, due 7/30/22	754
1,300	Interactive Data Corporation, First Lien Term Loan, 4.75%, due 5/2/21	1,300
1,386	Springer Science+Business Media S.A., First Lien Term Loan B9, 4.75%, due 8/14/20	1,373
1,003	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	999
		4,426
Radio & Television (0.3%)
1,607	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	1,363
259	Gray Television Inc., First Lien Term Loan, 3.75%, due 6/13/21	258
1,334	iHeartCommunications Inc., First Lien Term Loan D, 6.94%, due 1/30/19	1,115
95	iHeartCommunications Inc., First Lien Term Loan, 7.69%, due 7/30/19	80
711	Media General, First Lien Term Loan B, 4.00%, due 7/31/20	710

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$156	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	$154
663	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	658
1,784	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	1,771
		6,109
Retailers (except food & drug) (0.4%)
1,704	99¢ Only Stores, First Lien Term Loan B-2, 4.50%, due 1/11/19	1,352
1,125	Amscan Holdings, Inc., First Lien Term Loan B, 4.25%, due 8/19/22	1,124
274	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	270
566	Burlington Coat, First Lien Term Loan B, 4.25%, due 8/13/21	566
173	CDW Corp., First Lien Term Loan, 3.25%, due 4/29/20	173
1,082	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	1,068
992	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	992
544	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	531
510	PETCO Animal Supply Inc., First Lien Term Loan, 4.00%, due 11/24/17	509
2,463	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	2,461
		9,046
Steel (0.1%)
1,414	FMG Resources, First Lien Term Loan, 4.25%, due 6/30/19	1,193
760	McJunkin Red Man Corporation, First Lien Term Loan, 4.75%, due 11/8/19	739
637	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	602	Ñ
		2,534
Surface Transport (0.1%)
495	Hertz Corporation, First Lien Term Loan B1, 3.75%, due 3/11/18	494
99	Kenan Advantage Group, First Lien Term Loan, 3.27%, due 1/23/17	99	††
710	Kenan Advantage Group, First Lien Term Loan B-1, 4.00%, due 7/31/22	707
226	Kenan Advantage Group, First Lien Term Loan B-2, 4.00%, due 7/31/22	225
		1,525
Theaters & Entertainment (0.0%)
304	Regal Cinemas Corporation, First Lien Term Loan B1, 3.75%, due 4/1/22	304
Utilities (0.3%)
1,084	Calpine Corp., First Lien Term Loan B-3, 4.00%, due 10/9/19	1,085
1,415	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	1,404
1,478	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	1,466
1,102	La Frontera Generation, First Lien Term Loan B, 4.50%, due 9/30/20	862	Ñ
833	TPF II, First Lien Term Loan B, 5.50%, due 10/2/21	830
1,370	TXU Energy, First Lien Term Loan, 4.25%, due 6/19/16	1,369
		7,016
	Total Bank Loan Obligations (Cost $179,364)	174,966
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.5%)
4,160	U.S. Treasury Bonds, 6.25%, due 8/15/23	5,453
29,205	U.S. Treasury Bonds, 4.50%, due 2/15/36	37,994
34,348	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	33,032

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$26,645	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	$29,953
15,210	U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	16,904
32,206	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	44,622
9,693	U.S. Treasury Inflation-Indexed Bonds, 0.75%, due 2/15/42	8,683
11,020	U.S. Treasury Notes, 2.75%, due 2/15/24	11,623
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $192,835)		188,264
U.S. Government Agency Securities (1.4%)
12,740	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	16,989	@
14,433	Residual Funding Corp., Principal Strip Bonds, 0.00%, due 4/15/30	9,271
2,395	Tennessee Valley Authority, Senior Unsecured Notes, 5.25%, due 9/15/39	2,969
2,030	Tennessee Valley Authority, Senior Unsecured Notes, 4.63%, due 9/15/60	2,190
	Total U.S. Government Agency Securities (Cost $32,566)	31,419
Mortgage-Backed Securities (36.2%)
Collateralized Mortgage Obligations (0.4%)
904	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.41%, due 7/20/36	843	µ
892	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.36%, due 10/25/36	725	µ
5,321	JP Morgan Alternative Loan Trust, Ser. 2007-A2, Class 12A3, 0.39%, due 6/25/37	4,906	µ
1,620	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A8, Class A3A3, 0.57%, due 8/25/36	1,392	µ
		7,866
Commercial Mortgage-Backed (6.1%)
3,780	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	3,846
3,222	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,280
1,702	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,763
549	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	577	[i]
15,772	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.25%, due 9/10/46	896	µg
32,924	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.45%, due 2/10/48	3,183	µg
100	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	102
40,526	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.19%, due 5/10/47	2,619	µg
2,919	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.03%, due 12/10/49	3,024	µ
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.36%, due 1/10/46	799	ñµg
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.77%, due 3/10/46	1,287	µg
27,470	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.40%, due 10/10/46	2,042	µg
45,103	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.25%, due 4/10/47	2,987	µg
54,950	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.35%, due 6/10/47	4,128	µg
30,550	Commercial Mortgage Trust, Ser. 2014-UBS6, Class XA, 1.08%, due 12/10/47	1,962	µg
1,467	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.70%, due 6/15/39	1,528	µ
2,082	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.95%, due 9/15/39	2,193	µ
1,315	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	1,339
3,111	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	3,209
5,357	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	5,589	[i]
39,820	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.91%, due 6/15/57	2,339	µg
3,660	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.77%, due 5/15/46	3,863	µ
2,416	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	2,478
7,231	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	7,544
3,871	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,009
14,004	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.07%, due 1/10/45	1,275	ñµg

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$6,890	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	$7,207	µ
59,820	GS Mortgage Securities Trust, Ser. 2015-GC30, Class XA, 0.92%, due 5/10/50	3,454	µg
1,701	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB17, Class A4, 5.43%, due 12/12/43	1,742
5,965	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.70%, due 2/12/49	6,225	µ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.77%, due 6/15/49	1,034	µ
1,445	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,527	[i]
5,195	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	5,432	[i]
4,773	LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class A4, 5.42%, due 2/15/40	4,915
980	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,010
4,818	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	5,048	µi
32,509	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.20%, due 4/15/47	2,115	µg
21,152	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.82%, due 12/10/45	1,894	ñµg
25,057	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.10%, due 8/10/49	2,383	ñµg
3,750	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	3,877
7,885	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.71%, due 6/15/49	8,185	µ
31,847	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.47%, due 3/15/45	1,967	ñµg
102,868	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XB, 0.16%, due 6/15/46	1,388	µg
44,817	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class XA, 1.19%, due 8/15/47	3,167	µg
63,300	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 0.95%, due 11/15/47	3,848	µg
		134,279
Fannie Mae (22.0%)
15	Pass-Through Certificates, 5.00%, due 6/1/40 & 7/1/40	16
186	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	212
1	Pass-Through Certificates, 6.50%, due 9/1/32	1
3	Pass-Through Certificates, 7.00%, due 7/1/29	4
1	Pass-Through Certificates, 7.50%, due 12/1/32	1
40,860	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	42,501	Ø
26,795	Pass-Through Certificates, 3.50%, TBA, 15 Year Maturity	28,290	Ø
28,850	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	30,025	Ø
221,735	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	236,026	Ø
135,995	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	147,337	Ø
		484,413
Freddie Mac (6.8%)
1	Pass-Through Certificates, 4.50%, due 8/1/18	1
11	Pass-Through Certificates, 5.00%, due 5/1/18 & 12/1/28	12
0	Pass-Through Certificates, 5.50%, due 9/1/17	0
0	Pass-Through Certificates, 6.00%, due 4/1/17	0
0	Pass-Through Certificates, 6.50%, due 3/1/16	0
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
19,365	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	20,105	Ø
108,070	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	114,798	Ø
14,365	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	15,534	Ø
		150,451

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Government National Mortgage Association (0.9%)
$1	Pass-Through Certificates, 6.50%, due 7/15/32	$1
1	Pass-Through Certificates, 7.00%, due 8/15/32	1
13,455	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	14,098	Ø
5,170	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	5,502	Ø
		19,602
Total Mortgage-Backed Securities (Cost $807,303)		796,611
Corporate Debt Securities (34.1%)
Advertising (0.2%)
695	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	721	@
310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	319
1,025	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,069	@
675	Nielsen Co. Luxembourg SARL, Guaranteed Notes, 5.50%, due 10/1/21	700	ñ@
1,935	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	1,966	ñ@
240	WMG Acquisition Corp., Senior Secured Notes, 5.63%, due 4/15/22	238	ñ
		5,013
Agriculture (0.5%)
3,265	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	3,140	@
6,390	Reynolds American, Inc., Guaranteed Notes, 5.85%, due 8/15/45	7,083	@
		10,223
Air Transportation (0.0%)
340	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	360
Airlines (0.4%)
9,542	American Airlines, Inc., Pass-Through Certificates, Ser. 2014-1, Class B, 4.38%, due 10/1/22	9,590	@
Auto Parts & Equipment (0.1%)
1,245	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,321	@
510	Schaeffler Finance BV, Guaranteed Notes, 4.75%, due 5/15/21	519	ñ
660	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	667	ñ
		2,507
Automakers (0.1%)
1,195	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	1,282
Banking (0.9%)
10,290	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, due 2/13/18	10,341	@
2,815	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	3,329	@
1,075	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	1,257	@
1,005	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	1,228	@
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	603
880	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	900	@
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	79
1,250	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,347	ñ@
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	462	ñ
		19,546

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Banks (6.4%)
$5,210	Abbey National PLC, Subordinated Notes, 5.63%, due 9/15/45	$5,261	ñ
9,995	ABN AMRO Bank NV, Subordinated Notes, 4.75%, due 7/28/25	10,072	ñ@
3,945	Bank of America Corp., Junior Subordinated Notes, Ser. X, 6.25%, due 9/29/49	4,001	µ@
5,065	Bank of America Corp., Junior Subordinated Notes, Ser. AA, 6.10%, due 12/29/49	5,122	µ@
6,650	Bank of America Corp., Junior Subordinated Notes, Ser. V, 5.13%, due 12/29/49	6,517	µ@
12,275	Capital One Financial Corp., Junior Subordinated Notes, Ser. E, 5.55%, due 12/29/49	12,298	µ@
8,270	Citigroup, Inc., Junior Subordinated Notes, Ser. N, 5.80%, due 11/29/49	8,218	µ@
4,910	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	4,856	µ@
7,565	Credit Suisse Group AG, Junior Subordinated Notes, 6.25%, due 12/29/49	7,512	ñµ@
8,565	Goldman Sachs Group, Inc., Subordinated Notes, 5.15%, due 5/22/45	8,608	@
10,560	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	10,705	µ@
5,600	HSBC Holdings PLC, Junior Subordinated Notes, 5.63%, due 12/29/49	5,597	µ@
6,520	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	6,271	µ@
7,160	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	7,264	µ@
7,490	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	7,385	µ@
9,880	Morgan Stanley, Subordinated Notes, 3.95%, due 4/23/27	9,662	@
10,750	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	10,575	µ@
10,120	Morgan Stanley, Junior Subordinated Notes, Ser. J, 5.55%, due 12/29/49	10,107	µ@
		140,031
Beverage (0.1%)
840	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	939	@
810	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	848	@
		1,787
Building & Construction (0.4%)
825	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 5/15/18	949	@
985	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	1,005	@
230	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	237
450	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	459
590	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	644	@
2,010	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	2,010	@
185	Meritage Homes Corp., Guaranteed Notes, 7.00%, due 4/1/22	203
185	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	190
800	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	794
1,390	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	1,400	ñ@
155	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	153	ñ
255	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	265
30	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	30
580	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, due 11/15/25	579
		8,918
Building Materials (0.2%)
140	Allegion PLC, Guaranteed Notes, 5.88%, due 9/15/23	147
1,015	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	1,066	ñ
620	Masco Corp., Senior Unsecured Notes, 5.85%, due 3/15/17	654
788	USG Corp., Guaranteed Notes, 7.88%, due 3/30/20	831	ñ
630	USG Corp., Guaranteed Notes, 5.88%, due 11/1/21	664	ñ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$215	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	$221	ñ
550	Vulcan Materials Co., Senior Unsecured Notes, 7.50%, due 6/15/21	652
		4,235
Cable & Satellite Television (0.8%)
275	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	265	ñ
330	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	303	ñ
1,290	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 9/30/22	1,307
1,470	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.13%, due 5/1/23	1,477	ñ@
686	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	659	ñ@
595	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	631
105	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	115
625	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	650	@
1,225	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	1,200
580	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	536
840	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	803
576	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	605	ñ
1,735	Neptune Finco Corp., Senior Unsecured Notes, 6.63%, due 10/15/25	1,826	ñ
875	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	882	ñ@
2,630	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	2,637	ñ@
920	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	920	ñ@
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	493
1,560	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	1,572	ñ@
		16,881
Chemicals (0.1%)
615	Celanese US Holdings LLC, Guaranteed Notes, 5.88%, due 6/15/21	661
490	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	461
870	Huntsman Int'l LLC, Guaranteed Notes, 5.13%, due 11/15/22	809	ñ@
230	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	0	‡
230	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	184
1,310	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	1,310	ñ@
		3,425
Computers (1.7%)
9,850	HP Enterprise Co., Guaranteed Notes, 4.90%, due 10/15/25	9,737	ñ@
14,685	HP Enterprise Co., Guaranteed Notes, 6.35%, due 10/15/45	14,273	ñ
9,485	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	8,804	@
6,540	Seagate HDD Cayman, Guaranteed Notes, 4.88%, due 6/1/27	5,688	ñ@
		38,502
Consumer - Commercial Lease Financing (0.5%)
545	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	560
2,067	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,144	@
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,127	@
1,300	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,414	@
1,315	Int'l Lease Finance Corp., Senior Unsecured Notes, 4.63%, due 4/15/21	1,361	@
1,990	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	2,184	@
2,600	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	2,515	@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$590	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	$558
245	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	221
		12,084
Discount Stores (0.1%)
260	Dollar Tree, Inc., Guaranteed Notes, 5.25%, due 3/1/20	271	ñ
990	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	1,043	ñ@
		1,314
Diversified Financial Services (1.2%)
4,240	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	4,293	@
5,030	American Express Co., Junior Subordinated Notes, 5.20%, due 5/29/49	5,030	µ@
9,145	American Express Co., Junior Subordinated Notes, Ser. C, 4.90%, due 12/29/49	8,871	µ@
7,075	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	7,393	µ@
		25,587
Electric (1.0%)
8,610	Dominion Resources, Inc., Junior Subordinated Notes, 5.75%, due 10/1/54	8,911	µ@
2,750	Electricite de France SA, Senior Unsecured Notes, 4.95%, due 10/13/45	2,728	ñ
10,925	Electricite de France SA, Junior Subordinated Notes, 5.63%, due 12/29/49	10,797	ñµ@
		22,436
Electric - Generation (0.3%)
1,005	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,056	ñ@
1,265	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	1,205	@
930	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	927
820	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	816	@
1,710	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	1,582
830	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	772
		6,358
Electric - Integrated (0.2%)
1,575	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,662	@
2,135	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,953	ñ@
325	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	288	ñ
		3,903
Electronics (0.1%)
270	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	262
165	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	169
245	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	261	ñ
535	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	536	ñ
840	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.13%, due 6/15/20	857	ñ@
950	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.63%, due 6/15/22	969	ñ@
		3,054

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Energy - Exploration & Production (0.6%)
$970	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	$892
479	Berry Petroleum Co., Senior Unsecured Notes, 6.38%, due 9/15/22	172
345	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	251
240	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	165
650	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	442
215	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	173
1,770	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	1,097	@
140	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	88
465	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	467
470	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	329
510	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	340
880	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	766	@
85	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	66
1,785	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	464
1,560	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,583	@
10	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	9
1,102	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 1/15/23	953	@
205	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	192
1,140	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	1,012
755	SM Energy Co., Senior Unsecured Notes, 5.00%, due 1/15/24	678	@
460	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	437
925	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	860
1,590	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	1,320	@
		12,756
Food (0.3%)
7,315	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/27/44	6,560	ñ@
Food - Wholesale (0.1%)
1,345	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	1,352	ñ@
455	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	486	ñ
225	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	244	ñ
		2,082
Gaming (0.6%)
1,585	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	1,670	@
2,400	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	2,472	@
2,085	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	2,105	@
315	Int'l Game Technology PLC, Senior Secured Notes, 6.25%, due 2/15/22	307	ñ
530	Int'l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	498	ñ
950	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	1,000	@
545	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	580
440	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	499
260	MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	266
335	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	357
750	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	831	@
1,890	Scientific Games Int'l, Inc., Senior Secured Notes, 7.00%, due 1/1/22	1,909	ñ@
575	Shingle Springs Tribal Gaming Authority, Senior Unsecured Notes, 9.75%, due 9/1/21	604	ñ
650	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 5.50%, due 3/1/25	610	ñ
		13,708

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Gas Distribution (0.8%)
$160	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	$166
942	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	994	@
575	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	589
1,240	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	1,054	ñ@
165	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	154	ñ
205	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	181	ñ
310	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	289
220	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	171
170	Duke Energy Corp., Senior Unsecured Notes, 8.13%, due 8/16/30	169
2,585	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	2,779	@
495	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	459
1,080	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	1,015	@
330	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	339
755	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	732	@
210	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	217	ñ
805	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	814	ñ
1,005	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	874	ñ@
1,295	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	1,285	@
225	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	219
940	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	905
1,470	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	1,409	ñ@
600	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	630
160	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.75%, due 3/1/25	154
435	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	405
1,305	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	1,142	@
165	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	171	ñ
870	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	905	ñ@
		18,221
Health Facilities (1.0%)
385	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	378
260	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	265
960	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	998	@
680	CHS/Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	697	@
840	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	867	@
630	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	635
80	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	90
1,375	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	1,398	@
1,250	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	1,241	@
1,740	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,947	@
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,098	@
1,335	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,469	@
1,575	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	1,622	@
325	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	336
625	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	634

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$470	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.88%, due 5/1/21	$492
1,565	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	1,596	@
1,260	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	1,316
325	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	346
545	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	533
320	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	325
2,305	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	2,489	@
505	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	505
180	Tenet Healthcare Corp., Senior Secured Notes, 4.38%, due 10/1/21	180
		21,457
Health Services (0.1%)
285	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	276	ñ
605	Service Corp. Int'l, Senior Unsecured Notes, 7.00%, due 6/15/17	652
1,250	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 1/15/22	1,319	@
		2,247
Hotels (0.1%)
1,245	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	1,307	@
Insurance (1.3%)
4,800	Allied World Assurance Co. Holdings Ltd., Guaranteed Notes, 4.35%, due 10/29/25	4,774
9,910	MetLife, Inc., Junior Subordinated Notes, Ser. C, 5.25%, due 12/29/49	10,003	µ@
6,210	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	6,163	µ@
8,305	Prudential Financial, Inc., Junior Subordinated Notes, 5.38%, due 5/15/45	8,347	µ@
		29,287
Investments & Misc. Financial Services (0.1%)
520	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	526
1,400	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	1,432	@
1,180	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	956	@
		2,914
Machinery (0.1%)
700	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	754
865	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	871	@
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	213
		1,838
Media (1.2%)
10,735	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	10,938	ñ@
10,060	CCO Safari II LLC, Senior Secured Notes, 6.48%, due 10/23/45	10,430	ñ@
5,060	Viacom, Inc., Senior Unsecured Notes, 5.25%, due 4/1/44	4,402	@
		25,770

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Media - Diversified (0.1%)
$955	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	$981
240	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	252
		1,233
Media Content (0.4%)
490	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	526
840	Gannett Co, Inc., Guaranteed Notes, 5.13%, due 10/15/19	876	@
80	Gannett Co, Inc., Guaranteed Notes, 4.88%, due 9/15/21	79	ñ
880	Gannett Co, Inc., Guaranteed Notes, 6.38%, due 10/15/23	950	@
880	Gannett Co, Inc., Guaranteed Notes, 5.50%, due 9/15/24	893	ñ@
965	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	977	ñ@
1,080	Sirius XM Radio, Inc., Senior Secured Notes, 5.25%, due 8/15/22	1,140	ñ
1,195	Tribune Media Co., Guaranteed Notes, 5.88%, due 7/15/22	1,228	ñ@
1,570	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	1,554	ñ@
		8,223
Medical Products (0.3%)
875	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	954	ñ@
175	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	177	ñ
390	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.75%, due 2/15/21	423	ñ
1,160	Fresenius US Finance II, Inc., Guaranteed Notes, 4.50%, due 1/15/23	1,188	ñ
665	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	694	ñ
285	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	273	ñ
660	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	621	ñ
1,630	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	1,483	ñ@
		5,813
Metals - Mining Excluding Steel (0.1%)
185	Alcoa, Inc., Senior Unsecured Notes, 6.15%, due 8/15/20	195
285	Alcoa, Inc., Senior Unsecured Notes, 5.40%, due 4/15/21	295
275	Alcoa, Inc., Senior Unsecured Notes, 5.87%, due 2/23/22	287
615	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	400
630	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	627	ñ
1,075	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	597
		2,401
Mining (1.6%)
17,720	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	14,176	@
15,880	Glencore Funding LLC, Guaranteed Notes, 2.88%, due 4/16/20	13,327	ñ@
10,975	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	8,506	ñ@
		36,009
Multi-Line Insurance (0.4%)
8,290	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	8,394	µ@
Oil Field Equipment & Services (0.0%)
445	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	408	**

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Packaging (0.5%)
$465	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	$480
3,575	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	3,682	@
365	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	372	ñ
630	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.38%, due 1/15/25	633	ñ
3,110	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	3,235	@
685	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	716	@
1,890	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	1,994	ñ@
		11,112
Personal & Household Products (0.0%)
270	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	277
570	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	584
		861
Pharmaceuticals (0.3%)
1,065	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	1,045	ñ
895	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	895	ñ
305	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	291	ñ
2,565	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.63%, due 12/1/21	2,225	ñ@
310	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.50%, due 3/1/23	261	ñ
1,225	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.88%, due 5/15/23	1,029	ñ@
1,190	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.13%, due 4/15/25	998	ñ
875	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	785	ñ@
		7,529
Pipelines (2.1%)
4,990	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	4,647	@
4,390	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	4,096	@
5,120	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 5.50%, due 3/1/44	4,298	@
14,790	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	12,464	@
12,015	TransCanada Trust, Guaranteed Notes, 5.63%, due 5/20/75	11,504	µ@
11,200	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	10,107	@
		47,116
Printing & Publishing (0.1%)
422	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	452
960	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,075	@
350	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	344
		1,871
Real Estate Dev. & Mgt. (0.1%)
1,220	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	1,282	ñ@
Real Estate Investment Trusts (1.5%)
12,065	Corporate Office Properties L.P., Guaranteed Notes, 3.70%, due 6/15/21	11,761	@
6,000	Education Realty Operating Partnership L.P., Guaranteed Notes, 4.60%, due 12/1/24	5,971	@
5,650	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	5,997	@
670	ESH Hospitality, Inc., Guaranteed Notes, 5.25%, due 5/1/25	673	ñ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$8,545	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	$8,364	@
		32,766
Recreation & Travel (0.1%)
635	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.38%, due 6/1/24	649
1,005	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	1,033	ñ
635	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	659	ñ
		2,341
Semiconductors (0.4%)
9,340	QUALCOMM, Inc., Senior Unsecured Notes, 4.80%, due 5/20/45	8,088	@
Software - Services (0.2%)
1,830	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	1,928	ñ
1,255	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	1,321	ñ@
735	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	775	ñ
688	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	702	ñ
		4,726
Specialty Retail (0.2%)
1,645	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	1,731	ñ@
1,210	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	1,322
385	QVC, Inc., Senior Secured Notes, 5.13%, due 7/2/22	391
275	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	245
1,375	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, due 6/1/22	1,451	@
		5,140
Steel Producers - Products (0.1%)
110	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 2/25/17	111	**
190	ArcelorMittal, Senior Unsecured Notes, 5.13%, due 6/1/20	182
240	ArcelorMittal, Senior Unsecured Notes, 6.25%, due 3/1/21	227	**
140	ArcelorMittal, Senior Unsecured Notes, 7.00%, due 2/25/22	133	**
275	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/25	237
345	ArcelorMittal, Senior Unsecured Notes, 7.75%, due 10/15/39	294	**
		1,184
Support - Services (0.3%)
275	ADT Corp., Senior Unsecured Notes, 4.13%, due 6/15/23	265
265	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	263
385	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	397	ñ
310	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	321
1,275	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	1,288
1,745	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	1,754	@
129	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	136
830	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	881	@
595	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	604
		5,909

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Tech Hardware & Equipment (0.1%)
$440	CommScope Technologies Finance LLC, Senior Secured Notes, 6.00%, due 6/15/25	$447	ñ
370	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	372	ñ
620	Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes, 5.63%, due 10/15/20	660	ñ
220	NCR Corp., Guaranteed Notes, 4.63%, due 2/15/21	217
140	NCR Corp., Guaranteed Notes, 5.88%, due 12/15/21	141
		1,837
Telecom - Satellite (0.1%)
391	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	430
515	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	511	ñ
1,080	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	983
1,390	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	1,154
		3,078
Telecom - Wireless (0.6%)
2,045	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	2,165	@
455	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	475
1,870	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,795	@
390	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	351
1,880	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	1,727	@
590	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	544
1,260	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	1,107	@
175	T-Mobile USA, Inc., Guaranteed Notes, 5.25%, due 9/1/18	179
460	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	475
600	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	621
2,095	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	2,132	@
915	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	945
515	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	513
1,265	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	1,294	ñ@
		14,323
Telecom - Wireline Integrated & Services (0.5%)
1,415	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,416	@
840	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	817	@
100	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	90
460	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	484
135	Frontier Communications Corp., Senior Unsecured Notes, 8.88%, due 9/15/20	140	ñ
235	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	239
250	Frontier Communications Corp., Senior Unsecured Notes, 10.50%, due 9/15/22	259	ñ
355	Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	307
920	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	964	ñ
1,665	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,759	@
1,410	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	1,486	@
1,980	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 8/15/22	2,015	@
305	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	309	ñØ
530	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	533	ñ
200	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	198
300	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	259
340	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	283
		11,558

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

Telecommunications (2.2%)
$13,465	AT&T, Inc., Senior Unsecured Notes, 3.40%, due 5/15/25	$13,072	@
12,145	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	12,118	@
8,330	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	8,950	@
16,379	Verizon Communications, Inc., Senior Unsecured Notes, 4.67%, due 3/15/55	14,412
		48,552
Theaters & Entertainment (0.2%)
2,440	Activision Blizzard, Inc., Guaranteed Notes, 6.13%, due 9/15/23	2,657	ñ@
640	AMC Entertainment, Inc., Guaranteed Notes, 5.88%, due 2/15/22	662
1,225	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	1,265	@
		4,584
	Total Corporate Debt Securities (Cost $777,716)	751,521
Asset-Backed Securities (17.9%)
5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 0.98%, due 10/25/35	4,229	µ
2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.64%, due 9/25/35	2,920	µ
2,391	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.52%, due 12/25/35	2,261	µ
5,530	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.48%, due 4/25/36	4,824	µ
6,965	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.75%, due 3/25/35	6,571	µ
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 0.68%, due 8/25/35	7,501	µ
4,544	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M3, 0.69%, due 7/25/35	4,040	µ
6,400	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M4, 0.83%, due 7/25/35	5,465	µ
3,960	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.70%, due 9/25/35	3,536	µ
3,555	Ameriquest Mortgage Securities, Inc., Ser. 2005-R8, Class M3, 0.71%, due 10/25/35	2,963	µ
1,071	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.32%, due 9/25/33	1,039	µ
6,512	Argent Securities, Inc., Ser. 2004-W10, Class M1, 1.10%, due 10/25/34	6,023	µ
8,150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.69%, due 10/25/35	6,646	µ
741	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.07%, due 8/25/34	713	µ
1,840	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.40%, due 1/25/36	1,758	µ
3,482	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-TC1, Class M1, 0.64%, due 5/25/35	3,285	µ
6,730	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-AQ2, Class M1, 0.69%, due 9/25/35	5,760	µ
2,797	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.66%, due 12/25/35	2,333	µ
1,611	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.45%, due 9/25/34	1,512	µ
1,870	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.61%, due 2/25/36	1,751	µ
1,506	Bear Stearns Asset Backed Securities Trust, Ser. 2006-2, Class M1, 0.62%, due 7/25/36	1,488	µ
1,050	Carrington Mortgage Loan Trust, Ser. 2005-OPT2, Class M4, 1.17%, due 5/25/35	941	µ
3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.66%, due 6/25/35	3,819	µ
11,410	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.68%, due 10/25/35	9,987	µ
9,035	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.51%, due 1/25/36	7,506	µ
12,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.44%, due 5/25/36	9,878	µ
4,457	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.68%, due 10/25/35	3,929	µ
2,010	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.94%, due 5/25/35	2,000	ñµ
1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.57%, due 1/25/36	1,787	µ
908	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.36%, due 9/25/36	621	µ
5,996	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH4, Class M1, 0.48%, due 11/25/36	4,891	µ
6,730	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.30%, due 5/25/37	6,416	ñµ
6,825	Ellington Loan Acquisition Trust, Ser. 2007-1, Class A2C, 1.45%, due 5/29/37	6,256	ñµ
4,920	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.32%, due 9/25/33	4,719	µ
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 0.95%, due 9/25/35	4,367	µ
5,640	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.32%, due 3/25/35	5,089	µ
3,988	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 0.93%, due 12/25/34	3,813	µ
See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.77%, due 1/25/35	$1,885	µ
7,574	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF3, Class M5, 1.17%, due 4/25/35	6,692	µ
3,225	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.93%, due 5/25/35	3,153	µ
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 0.59%, due 1/25/36	2,839	µ
2,815	Home Equity Asset Trust, Ser. 2005-8, Class M1, 0.63%, due 2/25/36	2,615	µ
1,974	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.80%, due 2/25/35	1,836	µ
3,775	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT1, Class M1, 0.56%, due 12/25/35	3,204	µ
10,370	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class M2, 0.59%, due 1/25/36	8,409	µ
4,617	IndyMac Residential Asset Backed Trust, Ser. 2005-D, Class AII4, 0.55%, due 3/25/36	4,044	µ
4,012	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M2, 0.65%, due 12/25/35	3,573	µ
11,998	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, 0.68%, due 12/25/35	9,572	µ
6,325	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.44%, due 5/25/36	5,974	µ
5,790	JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class MV2, 0.48%, due 11/25/36	4,981	µ
636	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.30%, due 3/25/47	390	µ
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 0.42%, due 7/25/36	2,950	µ
4,595	Long Beach Mortgage Loan Trust, Ser. 2005-1, Class M3, 1.07%, due 2/25/35	4,163	µ
4,180	MASTR Asset Backed Securities Trust, Ser. 2006-AM1, Class A4, 0.49%, due 1/25/36	3,423	µ
1,050	Morgan Stanley Home Equity Loan Trust, Ser. 2005-4, Class M1, 0.61%, due 9/25/35	894	µ
8,213	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.48%, due 2/25/36	7,574	µ
3,000	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.60%, due 10/25/35	2,812	µ
2,738	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.48%, due 3/25/36	2,672	µ
9,476	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 0.57%, due 3/25/36	7,735	µ
4,562	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2005-HE1, Class M4, 0.79%, due 9/25/35	4,048	µ
2,550	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2006-HE1, Class M1, 0.61%, due 2/25/36	2,299	µ
6,501	Option One Mortgage Loan Trust, Ser. 2006-1, Class 2A4, 0.50%, due 1/25/36	5,324	µ
6,350	Park Place Securities, Inc., Ser. 2004-WWF1, Class M4, 1.85%, due 12/25/34	6,037	µ
9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 1.23%, due 2/25/35	9,058	µ
1,610	Park Place Securities, Inc., Ser. 2005-WHQ3, Class M4, 1.14%, due 6/25/35	1,397	µ
6,221	People's Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.72%, due 12/25/35	5,605	µ
6,720	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 0.66%, due 9/25/35	5,877	µ
882	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.88%, due 3/25/33	786	µ
2,250	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.68%, due 4/25/35	2,079	µ
2,000	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.76%, due 5/25/35	1,769	µ
5,531	Residential Asset Mortgage Products, Inc., Ser. 2005-EFC4, Class M4, 0.79%, due 9/25/35	4,579	µ
2,650	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC1, Class M2, 0.60%, due 2/25/36	2,176	µ
3,280	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M1, 0.60%, due 3/25/36	3,005	µ
7,375	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M3, 0.65%, due 3/25/36	5,967	µ
3,647	Residential Asset Securities Corp., Ser. 2005-KS6, Class M6, 0.90%, due 7/25/35	2,990	µ
2,145	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.64%, due 11/25/35	1,816	µ
10,100	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.66%, due 1/25/36	8,590	µ
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.07%, due 8/25/35	948	µ
743	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.17%, due 7/25/34	692	µ
775	Soundview Home Equity Loan Trust, Ser. 2005-DO1, Class M5, 1.16%, due 5/25/35	679	µ
11,530	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 0.87%, due 6/25/35	10,181	µ
7,665	Soundview Home Equity Loan Trust, Ser. 2005-OPT2, Class M1, 0.71%, due 8/25/35	6,822	µ
6,700	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.67%, due 11/25/35	5,594	µ
7,306	Soundview Home Equity Loan Trust, Ser. 2006-1, Class A4, 0.50%, due 2/25/36	6,425	µ
12,000	Soundview Home Equity Loan Trust, Ser. 2006-WF2, Class M1, 0.42%, due 12/25/36	9,946	µ
7,813	Soundview Home Equity Loan Trust, Ser. 2007-1, Class 2A3, 0.37%, due 3/25/37	7,057	µ
9,580	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 1.00%, due 7/25/34	9,026	µ
4,990	Structured Asset Investment Loan Trust, Ser. 2005-3, Class M2, 0.86%, due 4/25/35	4,771	µ
4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.63%, due 5/25/35	4,125	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

	$7,780	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.78%, due 11/25/35	$6,611	µ
	687	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.36%, due 4/25/36	650	µ
	1,030	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.35%, due 5/25/36	987	µ
	2,135	Structured Asset Securities Corp., Ser. 2006-BC5, Class A4, 0.37%, due 12/25/36	1,878	µ
	Total Asset-Backed Securities (Cost $374,949)		393,821
Government Securities (5.4%)
Sovereign (5.4%)
EUR	7,472	Ireland Government Bond, Bonds, 2.40%, due 5/15/30	9,050
EUR	9,479	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	13,220
MXN	535,495	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	36,378
NZD	2,205	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	1,737
NZD	35,630	New Zealand Government Bond, Senior Unsecured Notes, 4.50%, due 4/15/27	26,804
NZD	9,150	New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	6,418
ZAR	458,870	South Africa Government Bond, Bonds, 6.50%, due 2/28/41	24,884
	Total Government Securities (Cost $128,537)		118,491
NUMBER OF SHARES
Exchange Traded Funds (8.7%)
	638,000	iShares iBoxx $ High Yield Corporate Bond ETF	54,594	@
	468,000	iShares JP Morgan USD Emerging Markets Bond ETF	50,778	@
	907,000	SPDR Barclays Capital High Yield Bond ETF	33,078
	1,939,600	SPDR Barclays Short Term High Yield Bond ETF	52,951
	Total Exchange Traded Funds (Cost $200,737)		191,401
Mutual Funds (5.4%)
	14,077,939	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $133,206)	118,361	§§
Short-Term Investments (3.7%)
	82,476,634	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $82,477)	82,477	@h
	Total Investments (129.2%) (Cost $2,909,690)		2,847,332	##
	Liabilities, less cash, receivables and other assets [(29.2%)]		(644,357)[b]
	Total Net Assets (100.0%)		$2,202,975

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund 10/31/15

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (10.1%)
	$4,946	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 7/15/23	$4,875
	906	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	871
	1,753	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	1,971
	573	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	793
	5,525	U.S. Treasury Notes, 3.25%, due 3/31/17	5,732
	4,880	U.S. Treasury Notes, 0.63%, due 11/30/17	4,863
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $19,132)		19,105
Mortgage-Backed Securities (2.7%)
Collateralized Mortgage Obligations (0.9%)
	1,464	JP Morgan Alternative Loan Trust, Ser. 2007-A2, Class 12A3, 0.39%, due 6/25/37	1,350	µ
	321	RAAC, Ser. 2004-SP3, Class MII1, 0.85%, due 9/25/34	269	µ
			1,619
Commercial Mortgage-Backed (0.8%)
	1,146	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.25%, due 9/10/46	65	µg
	3,514	Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class XA, 1.09%, due 10/10/47	256	µg
	981	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.40%, due 10/10/46	73	µg
	857	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.25%, due 4/10/47	57	µg
	982	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.40%, due 4/10/47	71	µg
	4,424	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.35%, due 6/10/47	332	µg
	995	GS Mortgage Securities Trust, Ser. 2014-GC26, Class XA, 1.11%, due 11/10/47	70	µg
	861	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.24%, due 6/15/47	58	µg
	961	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.82%, due 12/10/45	86	ñµg
	1,178	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.44%, due 3/15/47	87	µg
	4,635	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class XA, 1.19%, due 8/15/47	328	µg
			1,483
Fannie Mae (0.6%)
	1,065	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	1,134	Ø
Freddie Mac (0.4%)
	805	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	855	Ø
	Total Mortgage-Backed Securities (Cost $5,251)		5,091
Corporate Debt Securities (39.5%)
Agriculture (0.1%)
GBP	120	Imperial Tobacco Finance PLC, Guaranteed Euro Medium-Term Notes, 9.00%, due 2/17/22	245	**
Airlines (0.8%)
	$604	American Airlines, Inc., Pass-Through Certificates, Ser. 2014-1, Class B, 4.38%, due 10/1/22	608
EUR	800	Ryanair Ltd., Guaranteed Euro Medium-Term Notes, 1.88%, due 6/17/21	906
			1,514

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Auto Manufacturers (1.8%)
	$1,000	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, due 7/13/25	$1,018
EUR	275	GIE PSA Tresorerie, Guaranteed Notes, 6.00%, due 9/19/33	343
EUR	500	Volkswagen Int'l Finance NV, Junior Subordinated Notes, 4.63%, due 3/29/49	520	µ
EUR	800	Volkswagen Int'l Finance NV, Junior Subordinated Notes, 2.50%, due 12/29/49	750	µ
EUR	805	Volkswagen Int'l Finance NV, Junior Subordinated Notes, 3.50%, due 12/29/49	735	µ
			3,366
Auto Parts & Equipment (0.6%)
EUR	200	Gestamp Funding Luxembourg SA, Senior Secured Euro Medium-Term Notes, 5.88%, due 5/31/20	229
EUR	200	Grupo Antolin Dutch BV, Senior Secured Notes, 4.75%, due 4/1/21	225
EUR	250	Schaeffler Finance BV, Senior Secured Euro Medium-Term Notes, 3.50%, due 5/15/22	280
EUR	300	ZF N.A. Capital, Inc., Guaranteed Notes, 2.75%, due 4/27/23	319
			1,053
Banks (8.7%)
GBP	1,200	Abbey National PLC, Junior Subordinated Notes, 7.38%, due 12/29/49	1,886	µ@
	$1,760	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/29/49	1,665	µ@
EUR	1,000	Bank of America Corp., Senior Unsecured Euro Medium-Term Notes, 1.38%, due 3/26/25	1,059
	365	Barclays PLC, Junior Subordinated Notes, 8.25%, due 12/29/49	389	µ
	1,295	Capital One Financial Corp., Junior Subordinated Notes, Ser. E, 5.55%, due 12/29/49	1,297	µ@
	1,320	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	1,306	µ@
EUR	1,000	Credit Suisse Group Funding Guernsey Ltd., Guaranteed Euro Medium-Term Notes, 1.25%, due 4/14/22	1,065
	$1,005	Fifth Third Bancorp, Junior Subordinated Notes, Ser. J, 4.90%, due 12/29/49	950	µ
	1,155	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	1,171	µ@
EUR	200	HSBC Holdings PLC, Subordinated Euro Medium-Term Notes, 3.00%, due 6/30/25	222
	$1,010	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	971	µ
	1,085	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	1,101	µ@
	1,175	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	1,156	µ@
EUR	500	Rabobank Nederland, Subordinated Notes, 2.50%, due 5/26/26	554	µ
EUR	1,500	Royal Bank of Scotland Group PLC, Subordinated Euro Medium-Term Notes, 3.63%, due 3/25/24	1,694	µ@
			16,486
Building Materials (0.1%)
EUR	200	Buzzi Unicem SpA, Senior Unsecured Notes, 6.25%, due 9/28/18	245
Chemicals (0.5%)
EUR	200	Celanese US Holdings LLC, Guaranteed Notes, 3.25%, due 10/15/19	228
EUR	200	Ciech Group Financing AB, Senior Secured Notes, 9.50%, due 11/30/19	237
EUR	225	Huntsman Int'l LLC, Guaranteed Notes, 4.25%, due 4/1/25	215
EUR	325	Ineos Finance PLC, Senior Secured Notes, 4.00%, due 5/1/23	343
			1,023
Commercial Services (0.5%)
EUR	300	Avis Budget Finance PLC, Guaranteed Notes, 6.00%, due 3/1/21	346
GBP	200	Iron Mountain Europe PLC, Guaranteed Notes, 6.13%, due 9/15/22	313
EUR	200	IVS F. SpA, Senior Secured Notes, 7.13%, due 4/1/20	231
			890

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Computers (1.4%)
	$1,590	HP Enterprise Co., Guaranteed Notes, 4.90%, due 10/15/25	$1,572	ñ@
	1,090	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	1,012
			2,584
Distribution/Wholesale (0.2%)
EUR	400	VWR Funding, Inc., Guaranteed Notes, 4.63%, due 4/15/22	420
Diversified Financial Services (0.2%)
EUR	300	Int'l Personal Finance PLC, Guaranteed Euro Medium-Term Notes, 5.75%, due 4/7/21	310
Electric (4.3%)
EUR	1,700	DONG Energy A/S, Junior Subordinated Notes, 6.25%, due 6/26/13	2,038	µ@
EUR	1,000	Electricite de France SA, Junior Subordinated Euro Medium-Term Notes, 5.38%, due 1/29/49	1,157	µ@
GBP	400	Electricite de France SA, Junior Subordinated Euro Medium-Term Notes, 6.00%, due 12/29/49	617	µ
EUR	200	EnBW Energie Baden-Wuerttemberg AG, Junior Subordinated Euro Medium-Term Notes, 3.63%, due 4/2/76	208	µ
EUR	200	Enel SpA, Junior Subordinated Notes, 5.00%, due 1/15/75	231	µ
	$200	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 5.75%, due 1/26/21	186
EUR	840	NGG Finance PLC, Guaranteed Notes, 4.25%, due 6/18/76	970	µ
EUR	1,700	SSE PLC, Junior Subordinated Notes, 2.38%, due 12/29/49	1,786	µ@
EUR	1,100	Vattenfall AB, Junior Subordinated Notes, 3.00%, due 3/19/77	1,001	µ
			8,194
Electronics (0.2%)
EUR	300	Techem Energy Metering Service GmbH & Co. KG, Guaranteed Euro Medium-Term Notes, 7.88%, due 10/1/20	357
Energy - Alternate Resources (0.2%)
GBP	300	Infinis PLC, Senior Secured Notes, 7.00%, due 2/15/19	468
Entertainment (0.3%)
EUR	300	Merlin Entertainments PLC, Guaranteed Notes, 2.75%, due 3/15/22	320
GBP	200	William Hill PLC, Guaranteed Notes, 4.25%, due 6/5/20	311
			631
Food (0.3%)
GBP	145	Bakkavor Finance 2 PLC, Senior Secured Notes, 8.25%, due 2/15/18	230
	$100	Marfrig Overseas Ltd., Guaranteed Notes, 9.50%, due 5/4/20	100
GBP	200	Tesco PLC, Senior Unsecured Euro Medium-Term Notes, Ser. 68, 6.13%, due 2/24/22	326
			656
Forest Products & Paper (0.2%)
EUR	300	Smurfit Kappa Acquisitions, Guaranteed Notes, 2.75%, due 2/1/25	325
Gas (0.1%)
EUR	210	Centrica PLC, Junior Subordinated Notes, 3.00%, due 4/10/76	220	µ

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

Healthcare - Services (0.3%)
GBP	275	Priory Group No. 3 PLC, Senior Secured Notes, 7.00%, due 2/15/18	$437
GBP	150	Voyage Care Bondco PLC, Senior Secured Notes, 6.50%, due 8/1/18	236
			673
Holding Companies - Diversified (0.1%)
EUR	200	GCS Holdco Finance I SA, Senior Secured Notes, 6.50%, due 11/15/18	227
Household Products - Wares (0.2%)
EUR	300	Ontex Group NV, Senior Secured Notes, 4.75%, due 11/15/21	350
Insurance (4.0%)
EUR	200	Berkshire Hathaway, Inc., Senior Unsecured Notes, 0.75%, due 3/16/23	212
	$1,570	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	1,590	µ@
	1,090	MetLife, Inc., Junior Subordinated Notes, Ser. C, 5.25%, due 12/29/49	1,100	µ@
GBP	2,300	PGH Capital Ltd., Guaranteed Notes, 5.75%, due 7/7/21	3,842	@
	$825	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	819	µ
			7,563
Iron - Steel (0.3%)
EUR	300	ArcelorMittal, Senior Unsecured Euro Medium-Term Notes, 2.88%, due 7/6/20	296
EUR	225	ThyssenKrupp AG, Senior Unsecured Euro Medium-Term Notes, 2.50%, due 2/25/25	235
			531
Lodging (0.1%)
EUR	200	Accor SA, Junior Subordinated Notes, 4.13%, due 6/30/49	218	µ
Media (1.8%)
	$1,900	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	1,936	ñ@
EUR	275	LGE HoldCo VI BV, Senior Secured Notes, 7.13%, due 5/15/24	329
EUR	350	Numericable-SFR SAS, Senior Secured Notes, 5.63%, due 5/15/24	394
EUR	359	TVN Finance Corp. III AB, Guaranteed Notes, 7.38%, due 12/15/20	425
EUR	300	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 6.25%, due 1/15/29	366
			3,450
Mining (1.6%)
	$100	Codelco, Inc., Senior Unsecured Notes, 5.63%, due 9/21/35	102
	200	Codelco, Inc., Senior Unsecured Notes, 4.88%, due 11/4/44	178
	1,520	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	1,216	@
EUR	1,050	Glencore Finance Europe SA, Guaranteed Euro Medium-Term Notes, 1.25%, due 3/17/21	884
	$750	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	581	ñ
			2,961
Oil & Gas (2.4%)
	200	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	209
	250	Gazprom OAO via Gaz Capital SA, Senior Unsecured Notes, 9.25%, due 4/23/19	281

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

GBP	150	Gazprom OAO via Gaz Capital SA, Senior Unsecured Euro Medium-Term Notes, 5.34%, due 9/25/20	$218
	$200	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	221
	700	KazMunayGas National Co., JSC, Senior Unsecured Notes, 7.00%, due 5/5/20	728
	96	Petrobras Global Finance BV, Guaranteed Notes, 5.75%, due 1/20/20	82
GBP	250	Petrobras Global Finance BV, Guaranteed Euro Medium-Term Notes, 6.25%, due 12/14/26	266
	$90	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	51
	190	Petroleos de Venezuela SA, Guaranteed Notes, 9.00%, due 11/17/21	78
	300	Petroleos de Venezuela SA, Guaranteed Notes, 6.00%, due 5/16/24	107
	100	Petroleos Mexicanos, Guaranteed Notes, 5.50%, due 1/21/21	107
	40	Petroleos Mexicanos, Guaranteed Notes, 6.63%, due 6/15/35	39
	270	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	259
	200	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	190
	200	Sinopec Group Overseas Development 2013 Ltd., Guaranteed Notes, 4.38%, due 10/17/23	209	ñ
	200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	203
EUR	1,000	TOTAL SA, Junior Subordinated Euro Medium-Term Notes, 2.25%, due 12/29/49	1,051	µ
EUR	200	TOTAL SA, Junior Subordinated Euro Medium-Term Notes, 2.63%, due 12/29/49	203	µ
	$60	YPF SA, Senior Unsecured Notes, 8.50%, due 7/28/25	59	ñ
			4,561
Packaging & Containers (0.9%)
EUR	200	Ardagh Packaging Finance PLC, Senior Secured Notes, 4.25%, due 1/15/22	222
EUR	200	Crown European Holdings SA, Guaranteed Notes, 4.00%, due 7/15/22	229
EUR	300	OI European Group BV, Guaranteed Notes, 6.75%, due 9/15/20	384
EUR	200	Rexam PLC, Subordinated Notes, 6.75%, due 6/29/67	220	µ
EUR	250	Sealed Air Corp., Senior Unsecured Euro Medium-Term Notes, 4.50%, due 9/15/23	289
EUR	250	Saint-Gobain SA, Senior Secured Notes, 5.63%, due 5/15/19	281
			1,625
Pipelines (2.9%)
	$1,260	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	1,263	@
	1,510	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, due 6/1/25	1,368	@
	1,000	Plains All American Pipeline L.P., Senior Unsecured Notes, 4.65%, due 10/15/25	1,000
	1,040	TransCanada Trust, Guaranteed Notes, 5.63%, due 5/20/75	996	µ
	885	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	798
			5,425
Real Estate Investment Trusts (0.7%)
	1,210	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.25%, due 1/15/26	1,249	ñ@
Retail (0.8%)
GBP	200	Debenhams PLC, Guaranteed Notes, 5.25%, due 7/15/21	307
GBP	150	Pendragon PLC, Senior Secured Notes, 6.88%, due 5/1/20	241
EUR	200	Phoenix PIB Dutch Finance BV, Guaranteed Notes, 3.63%, due 7/30/21	230
GBP	200	Stonegate Pub Co. Financing PLC, Senior Secured Notes, 5.75%, due 4/15/19	310
GBP	300	Travis Perkins PLC, Guaranteed Notes, 4.38%, due 9/15/21	469
			1,557

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

Software (0.3%)
EUR	200	IMS Health, Inc., Senior Unsecured Notes, 4.13%, due 4/1/23	$210
EUR	300	InterXion Holding NV, Senior Secured Notes, 6.00%, due 7/15/20	350
			560
Telecommunications (2.3%)
EUR	300	eircom Finance Ltd., Senior Secured Euro Medium-Term Notes, 9.25%, due 5/15/20	355
EUR	275	Nokia Oyj, Senior Unsecured Euro Medium-Term Notes, 6.75%, due 2/4/19	351
EUR	150	Olivetti Finance SA, Guaranteed Euro Medium-Term Notes, 7.75%, due 1/24/33	219
EUR	200	Orange SA, Junior Subordinated Notes, 4.25%, due 2/28/49	229	µ
EUR	300	Play Finance 2 SA, Senior Secured Notes, 5.25%, due 2/1/19	340
	$565	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	607
EUR	200	TDC A/S, Junior Subordinated Notes, 3.50%, due 2/26/15	206	µ
EUR	200	Telefonica Europe BV, Junior Subordinated Notes, 5.88%, due 3/31/49	225	µ
EUR	200	Telenet Finance V Luxembourg SCA, Senior Secured Notes, 6.75%, due 8/15/24	241
	$520	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	624
GBP	300	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.25%, due 3/28/29	470
EUR	400	Wind Acquisition Finance SA, Senior Secured Notes, 4.00%, due 7/15/20	446
			4,313
Water (0.3%)
GBP	250	Thames Water Kemble Finance PLC, Senior Secured Global Medium-Term Notes, 5.88%, due 7/15/22	386
GBP	100	Veolia Environnement SA, Junior Subordinated Notes, 4.85%, due 1/29/49	157	µ
			543
	Total Corporate Debt Securities (Cost $76,831)		74,793
Municipal Notes (1.7%)
	$1,000	Baltimore Co. Ref. G.O., Ser. 2015, 5.00%, due 8/1/27	1,230	@
	1,000	Massachusetts St. Ref. G.O., Ser. 2015-A, 5.00%, due 7/1/27	1,254	@
	250	Minnesota St. Var. Purp. G.O., Ser. 2013-D, 5.00%, due 10/1/23	308
	500	Shreveport Arpt. Sys. Rev. Ref., Ser. 2015-B, 2.00%, due 1/1/18	499	Ø
		Total Municipal Notes (Cost $3,264)	3,291
Asset-Backed Securities (15.1%)
	330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 0.98%, due 10/25/35	265	µ
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.48%, due 4/25/36	140	µ
	1,750	Ameriquest Mortgage Securities, Inc., Ser. 2005-R6, Class M3, 0.90%, due 8/25/35	1,414	µ@
	1,575	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.70%, due 9/25/35	1,406	µ
	320	Ameriquest Mortgage Securities, Inc., Ser. 2005-R8, Class M3, 0.71%, due 10/25/35	267	µ
	1,792	Ameriquest Mortgage Securities, Inc., Ser. 2005-R10, Class M3, 0.65%, due 1/25/36	1,416	µ
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.69%, due 10/25/35	122	µ
	1,315	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-AQ2, Class M1, 0.69%, due 9/25/35	1,126	µ
	325	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.66%, due 12/25/35	271	µ
	229	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.45%, due 9/25/34	215	µ
	483	Bear Stearns Asset Backed Securities Trust, Ser. 2005-SD2, Class 1M2, 1.20%, due 3/25/35	441	µ
	310	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.68%, due 10/25/35	271	µ
	470	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.51%, due 1/25/36	390	µ
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.44%, due 5/25/36	268	µ
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.68%, due 10/25/35	273	µ

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$1,375	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH4, Class M1, 0.48%, due 11/25/36	$1,122	µ
177	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.30%, due 5/25/37	169	ñµ
1,225	Ellington Loan Acquisition Trust, Ser. 2007-1, Class A2C, 1.45%, due 5/29/37	1,123	ñµ
301	EquiFirst Mortgage Loan Trust, Ser. 2005-1, Class M3, 0.92%, due 4/25/35	259	µ
285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.17%, due 4/25/35	252	µ
305	Fremont Home Loan Trust, Ser. 2005-2, Class M3, 0.95%, due 6/25/35	263	µ
244	Home Equity Asset Trust, Ser. 2005-8, Class M1, 0.63%, due 2/25/36	227	µ
310	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT1, Class M1, 0.56%, due 12/25/35	263	µ
1,695	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class M2, 0.59%, due 1/25/36	1,374	µ
1,670	HSI Asset Securitization Corp. Trust, Ser. 2007-WF1, Class 2A4, 0.45%, due 5/25/37	1,419	µ
310	IndyMac Residential Asset Backed Trust, Ser. 2005-D, Class AII4, 0.55%, due 3/25/36	272	µ
300	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M2, 0.65%, due 12/25/35	267	µ
280	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.44%, due 5/25/36	265	µ
110	JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class MV2, 0.48%, due 11/25/36	95	µ
310	Morgan Stanley Capital I, Ser. 2005-HE3, Class M4, 1.17%, due 7/25/35	275	µ
209	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1.32%, due 5/25/32	198	µ
1,360	Morgan Stanley Home Equity Loan Trust, Ser. 2005-4, Class M1, 0.61%, due 9/25/35	1,159	µ
250	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.60%, due 10/25/35	234	µ
330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 0.57%, due 3/25/36	269	µ
154	Option One Mortgage Loan Trust, Ser. 2006-1, Class 2A4, 0.50%, due 1/25/36	126	µ
62	Park Place Securities, Inc., Ser. 2004-WHQ1, Class M4, 1.92%, due 9/25/34	53	µ
300	Park Place Securities, Inc., Ser. 2005-WCH1, Class M4, 1.44%, due 1/25/36	269	µ
221	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 0.64%, due 11/25/35	208	µ
250	RAAC, Ser. 2006-SP2, Class M1, 0.54%, due 2/25/36	224	µ
300	RAAC, Ser. 2006-SP3, Class M1, 0.54%, due 8/25/36	264	µ
1,424	Renaissance Home Equity Loan Trust, Ser. 2005-1, Class AV3, 0.53%, due 5/25/35	1,236	µ
256	Renaissance Home Equity Loan Trust, Ser. 2005-2, Class AV3, 0.57%, due 8/25/35	231	µ
140	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ1, Class M5, 0.83%, due 4/25/35	125	µ
300	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.76%, due 5/25/35	265	µ
250	Residential Asset Mortgage Products, Inc., Ser. 2005-RS7, Class M1, 0.70%, due 7/25/35	230	µ
650	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC4, Class M4, 0.79%, due 9/25/35	538	µ
1,710	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ4, Class M3, 0.72%, due 11/25/35	1,404	µ
1,750	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC1, Class M2, 0.60%, due 2/25/36	1,437	µ
1,580	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M2, 0.62%, due 3/25/36	1,422	µ
288	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.64%, due 11/25/35	244	µ
205	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.17%, due 7/25/34	191	µ
220	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 0.87%, due 6/25/35	194	µ
1,300	Soundview Home Equity Loan Trust, Ser. 2005-2, Class M5, 1.19%, due 7/25/35	1,155	µ
130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.67%, due 11/25/35	109	µ
170	Soundview Home Equity Loan Trust, Ser. 2006-1, Class A4, 0.50%, due 2/25/36	150	µ
550	Structured Asset Investment Loan Trust, Ser. 2003-BC2, Class A1, 0.88%, due 4/25/33	532	µ
185	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.78%, due 11/25/35	157	µ
163	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.36%, due 4/25/36	154	µ
	Total Asset-Backed Securities (Cost $28,622)	28,708
Government Securities (21.6%)
Sovereign (21.6%)
547	Argentine Republic Government International Bond, Senior Unsecured Notes, 8.28%, due 12/31/33	607	‡
93	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	68	**
300	Brazilian Government International Bond, Senior Unsecured Notes, 4.88%, due 1/22/21	295
101	Brazilian Government International Bond, Senior Unsecured Notes, 8.75%, due 2/4/25	120
275	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	294
200	Brazilian Government International Bond, Senior Unsecured Notes, 5.00%, due 1/27/45	150

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]

	$200	Colombia Government International Bond, Senior Unsecured Notes, 4.00%, due 2/26/24	$196
	282	Colombia Government International Bond, Senior Unsecured Notes, 8.13%, due 5/21/24	349
	200	Colombia Government International Bond, Senior Unsecured Notes, 4.50%, due 1/28/26	198
	200	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, due 6/15/45	178
	400	Costa Rica Government International Bond, Senior Unsecured Notes, 4.25%, due 1/26/23	360
	100	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	109
	100	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	109
	300	Croatia Government International Bond, Senior Unsecured Notes, 6.63%, due 7/14/20	326
	22	Dominican Republic International Bond, Senior Unsecured Notes, 9.04%, due 1/23/18	23
	170	Dominican Republic International Bond, Senior Unsecured Notes, 6.85%, due 1/27/45	170
	400	Ecuador Government International Bond, Unsecured Notes, 10.50%, due 3/24/20	332
	200	Ecuador Government International Bond, Unsecured Notes, 7.95%, due 6/20/24	152
	200	Egypt Government International Bond, Senior Unsecured Notes, 5.88%, due 6/11/25	187	ñ
	210	El Salvador Government International Bond, Senior Unsecured Notes, 7.65%, due 6/15/35	190
	117	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	104
	200	Hungary Government International Bond, Senior Unsecured Notes, 4.00%, due 3/25/19	210
	450	Hungary Government International Bond, Senior Unsecured Notes, 5.38%, due 2/21/23	495
	256	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	288
	132	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	180
	470	Indonesia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 3.75%, due 4/25/22	465
	400	Indonesia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 5.88%, due 1/15/24	441
	200	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	262
	830	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	739	**
	200	Kazakhstan Government International Bond, Senior Unsecured Notes, 3.88%, due 10/14/24	187
MXN	42,290	Mexican Bonos, Senior Unsecured Notes, Ser. M, 8.00%, due 12/7/23	2,914
MXN	45,310	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	3,078
	$210	Mexico Government International Bond, Senior Unsecured Medium-Term Notes, 4.75%, due 3/8/44	199
	300	Mexico Government International Bond, Senior Unsecured Notes, 4.00%, due 10/2/23	310
	250	Mongolia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 5.13%, due 12/5/22	208
	200	Morocco Government International Bond, Senior Unsecured Notes, 4.25%, due 12/11/22	201
NZD	1,325	New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	1,044
NZD	21,410	New Zealand Government Bond, Senior Unsecured Notes, Ser. 427, 4.50%, due 4/15/27	16,106
	$200	Nigeria Government International Bond, Senior Unsecured Notes, 5.13%, due 7/12/18	198
	200	Pakistan Government International Bond, Senior Unsecured Notes, 8.25%, due 4/15/24	213
	205	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	254
	30	Peruvian Government International Bond, Senior Unsecured Notes, 8.75%, due 11/21/33	44
	76	Philippine Government International Bond, Senior Unsecured Notes, 9.50%, due 2/2/30	122
	200	Republic of Armenia, Senior Unsecured Notes, 6.00%, due 9/30/20	198
	400	Republic of Azerbaijan International Bond, Senior Unsecured Notes, 4.75%, due 3/18/24	383
	200	Republic of Ghana, Senior Unsecured Notes, 7.88%, due 8/7/23	171
	250	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	183
	200	Republic of Serbia, Senior Unsecured Notes, 5.25%, due 11/21/17	208
	26	Republic of Serbia, Senior Unsecured Notes, 6.75%, due 11/1/24	27	**
	200	Republic of Serbia, Unsecured Notes, 5.88%, due 12/3/18	212
	150	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 6.75%, due 2/7/22	179
	80	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 4.88%, due 1/22/24	87
	40	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	47	ñ
	600	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 5.00%, due 4/29/20	631
	430	Senegal Government International Bond, Senior Unsecured Notes, 8.75%, due 5/13/21	462
	400	Slovenia Government International Bond, Senior Unsecured Notes, 5.25%, due 2/18/24	448
ZAR	41,255	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	2,237	@

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]

$100	South Africa Government International Bond, Senior Unsecured Notes, 6.88%, due 5/27/19	$112
150	South Africa Government International Bond, Senior Unsecured Notes, 5.50%, due 3/9/20	161
450	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	455
200	Sri Lanka Government International Bond, Senior Unsecured Notes, 6.85%, due 11/3/25	198
250	Turkey Government International Bond, Senior Unsecured Notes, 7.50%, due 11/7/19	286
300	Turkey Government International Bond, Senior Unsecured Notes, 5.13%, due 3/25/22	314
383	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	458
200	Ukraine Government International Bond, Senior Unsecured Notes, 6.25%, due 6/17/16	155
200	Ukraine Government International Bond, Senior Unsecured Notes, 9.25%, due 7/24/17	156
200	Ukraine Government International Bond, Senior Unsecured Notes, 7.80%, due 11/28/22	156
25	Uruguay Government International Bond, Senior Unsecured Notes, 7.63%, due 3/21/36	32
620	Venezuela Government International Bond, Senior Unsecured Notes, 8.25%, due 10/13/24	236
50	Venezuela Government International Bond, Senior Unsecured Notes, 9.25%, due 5/7/28	20
110	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	44
100	Vietnam Government International Bond, Senior Unsecured Notes, 6.75%, due 1/29/20	111
Total Government Securities (Cost $41,961)		41,042
NUMBER OF SHARES
Exchange Traded Funds (4.8%)
52,700	iShares iBoxx $ High Yield Corporate Bond ETF	4,509	@
124,400	SPDR Barclays Capital High Yield Bond ETF	4,537	@
Total Exchange Traded Funds (Cost $9,493)		9,046
Short-Term Investments (2.5%)
4,764,016	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $4,764)	4,764	@h
Total Investments (98.0%) (Cost $189,318)		185,840	##
Cash, receivables and other assets, less liabilities (2.0%)		3,749	[b]
Total Net Assets (100.0%)		$189,589

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of the Funds' investments in exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of credit default swap contracts ("credit default swaps") is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2015:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$76,814	$—	$76,814
U.S. Government Agency Securities	—	8,462	—	8,462
Mortgage-Backed Securities^	—	106,966	—	106,966
Corporate Debt Securities^	—	73,406	—	73,406
Asset-Backed Securities	—	12,342	—	12,342
Government Securities	—	9,162	—	9,162
Short-Term Investments	—	19,045	—	19,045
Total Investments	—	306,197	—	306,197

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Floating Rate Income
Investments:
Bank Loan Obligations
Business Equipment & Services	$—	$36,494	$1,038	$37,532
Containers & Glass	—	17,562	805	18,367
Electronics—Electrical	—	15,340	1,867	17,207
Industrial Equipment	—	14,548	1,154	15,702
Leisure Goods—Activities—Movies	—	9,322	1,464	10,786
Lodging & Casinos	—	30,709	1,532	32,241
Steel	—	3,268	1,150	4,418
Other Bank Loan Obligations^	—	169,264	—	169,264
Total Bank Loan Obligations	—	296,507	9,010	305,517
Corporate Debt Securities
Chemicals[z]	—	468	0	0
Other Corporate Debt Securities^	—	6,479	—	6,947
Total Corporate Debt Securities[z]	—	6,947	0	6,947
Asset-Backed Securities	—	9,235	—	9,235
Short-Term Investments	—	12,035	—	12,035
Total Investments	—	324,724	9,010	333,734
High Income
Investments:
Bank Loan Obligations^	—	168,894	—	168,894
Corporate Debt Securities
Chemicals	—	53,954	1	53,955
Other Corporate Debt Securities^	—	2,783,450	—	2,783,450
Total Corporate Debt Securities	—	2,837,404	1	2,837,405
Short-Term Investments	—	110,049	—	110,049
Total Investments	—	3,116,347	1	3,116,348
Municipal High Income
Investments:
Municipal Notes^	—	28,640	—	28,640
Total Investments	—	28,640	—	28,640
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	157,552	—	157,552
Total Investments	—	157,552	—	157,552

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
New York Municipal Income
Investments:
Municipal Notes^	$—	$60,609	$—	$60,609
Total Investments	—	60,609	—	60,609
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	19,512	—	19,512
Mortgage-Backed Securities^	—	14,966	—	14,966
Corporate Debt Securities^	—	20,042	—	20,042
Asset-Backed Securities	—	12,472	—	12,472
Short-Term Investments	—	7,939	—	7,939
Total Investments	—	74,931	—	74,931
Short Duration High Income
Investments:
Bank Loan Obligations^	—	15,443	—	15,443
Corporate Debt Securities^	—	213,358	—	213,358
Short-Term Investments	—	6,727	—	6,727
Total Investments	—	235,528	—	235,528
Strategic Income
Investments:
Bank Loan Obligations
Business Equipment & Services	—	19,500	494	19,994
Containers & Glass Products	—	10,850	390	11,240
Electronics—Electrical	—	10,348	1,074	11,422
Industrial Equipment	—	6,518	529	7,047
Leisure Goods—Activities—Movies	—	5,927	897	6,824
Lodging & Casinos	—	15,222	768	15,990
Steel	—	1,932	602	2,534
Other Bank Loan Obligations^	—	99,915	—	99,915
Total Bank Loan Obligations	—	170,212	4,754	174,966
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	188,264	—	188,264
U.S. Government Agency Securities	—	31,419	—	31,419
Mortgage-Backed Securities^	—	796,611	—	796,611
Corporate Debt Securities
Chemicals[z]	—	3,425	0	3,425
Other Corporate Debt Securities^	—	748,096	—	748,096
Total Corporate Debt Securities[z]	—	751,521	0	751,521

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Asset-Backed Securities	$—	$393,821	$—	$393,821
Government Securities	—	118,491	—	118,491
Exchange Traded Funds	191,401	—	—	191,401
Mutual Funds	—	118,361	—	118,361
Short-Term Investments	—	82,477	—	82,477
Total Investments	191,401	2,651,177	4,754	2,847,332
Unconstrained Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	19,105	—	19,105
Mortgage-Backed Securities^	—	5,091	—	5,091
Corporate Debt Securities^	—	74,793	—	74,793
Municipal Notes	—	3,291	—	3,291
Asset-Backed Securities	—	28,708	—	28,708
Government Securities	—	41,042	—	41,042
Exchange Traded Funds	9,046	—	—	9,046
Short-Term Investments	—	4,764	—	4,764
Total Investments	9,046	176,794	—	185,840

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Floating Rate Income
Bank Loan Obligations
Air Transport	$2,311	$—	$(38)	$23	$—	$(2,296)	$—	$—	$—	$—
Automotive	623	—	—	—	—	—	—	(623)	—	—
Building & Development	597	—	—	—	—	—	—	(597)	—	—
Business Equipment & Services	5,863	—	—	6	—	(13)	—	(4,818)	1,038	6
Containers & Glass	—	—	—	8	801	(4)	—	—	805	8
Electronics—Electrical	944	1	(28)	(313)	993	(985)	2,199	(944)	1,867	(313)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Food Products	$253	$—	$—	$—	$—	$—	$—	$(253)	$—	$—
Industrial Equipment	—	(2)	(23)	37	860	(1,062)	1,344	—	1,154	37
Leisure Goods— Activities—Movies	—	3	—	(65)	40	(58)	1,544	—	1,464	(65)
Lodging & Casinos	3,394	2	2	(25)	—	(1,199)	—	(642)	1,532	(25)
Steel	—	1	—	(53)	334	(28)	896	—	1,150	(53)
Utilities	3,152	—	—	—	—	—	—	(3,152)	—	—
Corporate Debt
Securities
Chemicals[z]	—	—	—	0	—	—	—	—	0	—
Total	17,137	5	(87)	(382)	3,028	(5,645)	5,983	(11,029)	9,010	(405)
High Income
Corporate Debt Securities
Chemicals[z]	—	—	—	1	0	—	—	—	1	1
Total	—	—	—	1	0	—	—	—	1	1
Short Duration High Income
Corporate Debt Securities
Air Transportation	201	—	—	—	—	—	—	(201)	—	—
Total	201	—	—	—	—	—	—	(201)	—	—
Strategic Income
Bank Loan Obligations
Air Transport	1,056	—	(2)	14	—	(1,068)	—	—	—	—
Automotive	209	—	—	—	—	—	—	(209)	—	—
Building & Development	1,180	—	—	—	—	—	—	(1,180)	—	—
Business Equipment & Services	1,337	—	—	3	—	(5)	—	(841)	494	3
Chemicals & Plastics	606	—	—	—	—	—	—	(606)	—	—
Containers & Glass Products	—	—	—	4	388	(2)	—	—	390	4
Electronics—Electrical	370	1	1	(153)	290	(89)	1,024	(370)	1,074	(153)
Food Products	83	—	—	—	—	—	—	(83)	—	—
Industrial Equipment	—	—	(2)	8	415	(278)	386	—	529	8
Leisure Goods— Activities—Movies	—	1	—	(47)	458	(20)	505	—	897	(47)
Lodging & Casinos	1,298	1	1	(9)	—	(134)	—	(389)	768	(9)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Steel	$—	$—	$—	$(30)	$327	$(12)	$317	$—	$602	$(30)
Utilities	1,493	—	—	—	—	—	—	(1,493)	—	—
Mortgage-Backed Securities
Commercial Mortgage-Backed	924	—	—	—	—	—	—	(924)	—	—
Corporate Debt Securities
Air Transportation	386	—	—	—	—	—	—	(386)	—	—
Chemicals	—	—	—	—	0	—	—	—	0	—
Total	8,942	3	(2)	(210)	1,878	(1,608)	2,232	(6,481)	4,754	(224)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Funds do not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, approximately $11,029,000, $201,000, and $6,481,000 were transferred from Level 3 to Level 2 for Floating Rate Income, Short Duration High Income and Strategic Income, respectively. Also, approximately $5,983,000 and $2,232,000 were transferred from Level 2 to Level 3 for Floating Rate Income and Strategic Income, respectively. Transfers of bank loans and corporate debt securities into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2015, the Funds had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Financial futures (unrealized appreciation)	$78	$—	$—	$78
Strategic Income
Financial futures (unrealized appreciation)	$1,867	$—	$—	$1,867
Unconstrained Bond
Financial futures (unrealized appreciation)	$182	$—	$—	$182
Forward contracts (unrealized appreciation)	—	3,172	—	3,172
Centrally cleared credit default swaps	—	423	—	423
Unconstrained Bond Total	$182	$3,595	$—	$3,777
See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Financial futures (unrealized depreciation)	$(602)	$—	$—	$(602)
Strategic Income
Financial futures (unrealized depreciation)	$(6,856)	$—	$—	$(6,856)
Unconstrained Bond
Financial futures (unrealized depreciation)	$(2,225)	$—	$—	$(2,225)
Forward contracts (unrealized depreciation)	—	(3,949)	—	(3,949)
Unconstrained Bond Total	$(2,225)	$(3,949)	$—	$(6,174)

##  At October 31, 2015, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$308,712	$3,694	$6,209	$(2,515)
Floating Rate Income	344,429	739	11,434	(10,695)
High Income	3,233,556	52,949	170,157	(117,208)
Municipal High Income	28,364	328	52	276
Municipal Intermediate Bond	151,792	5,970	210	5,760
New York Municipal Income	57,988	2,694	73	2,621
Short Duration	75,098	113	280	(167)
Short Duration High Income	244,016	1,198	9,686	(8,488)
Strategic Income	2,914,450	30,299	97,417	(67,118)
Unconstrained Bond	189,346	1,338	4,844	(3,506)

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to approximately $16,370,000 or 5.7% of net assets for Core Bond, approximately $11,544,000 or 3.4% of net assets for Floating Rate Income, approximately $894,988,000 or 28.0% of net assets for High Income, approximately $5,355,000 or 18.9% of net assets for Municipal High Income, approximately $3,750,000 or 2.4% of net assets for Municipal Intermediate Bond, approximately $5,782,000 or 8.3% of net assets for Short Duration, approximately $58,925,000 or 24.8% of net assets for Short Duration High Income, approximately $223,103,000 or 10.1% of net assets for Strategic Income and approximately $7,218,000 or 3.8% of net assets for Unconstrained Bond.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2015, these securities amounted to approximately $32,220,000 or 9.4% of net assets for Floating Rate Income, approximately $22,184,000 or 0.7% of net assets for High Income, approximately $1,722,000 or 0.7% of net assets for Short Duration High Income and approximately $16,723,000 or 0.8% of net assets for Strategic Income.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2015, these securities amounted to $23,045,000 for Core Bond, $1,399,000 for Floating Rate Income, $11,621,000 for High Income, $654,000 for Municipal High Income, $654,525,000 for Strategic Income and $2,488,000 for Unconstrained Bond. For TBA (to be announced) securities, the maturity date was not known at the time of investment.

ß  Security is guaranteed by the corporate or non-profit obligor.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of October 31, 2015 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

††  See Note A in the Notes to Financial Statements for unfunded loan commitments as of October 31, 2015.

‡  Security had an event of default.

@  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or credit default swap contracts and/or forward contracts and/or delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2015, and their final maturities.

a  Principal amount is stated in the currency in which the security is denominated.

  EUR = Euro

  GBP = Pound Sterling

  MXN = Mexican Peso

  NZD = New Zealand Dollar

  ZAR = South African Rand

c  Payment-in-kind (PIK) security for which part of the income earned may be paid as additional principal.

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

g  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

h  The rate shown is the annualized seven day yield as of October 31, 2015.

i  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

§§  Affiliated issuer (see Note F in the Notes to Financial Statements).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

**  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

#  These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At October 31, 2015, the following securities amounted to approximately $810,000 or 2.9% of net assets for Municipal High Income:

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 10/31/15	Fair Value Percentage of Net Assets as of 10/31/15
Municipal High Income	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	7/31/2015	$300	1.2%	$300	1.1%
	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr. Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	6/30/2015	500	4.7%	510	1.8%

b  See Note A in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2015.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$306,197	$333,734	$3,116,348	$28,640	$157,552
Affiliated issuers	—	—	—	—	—
	306,197	333,734	3,116,348	28,640	157,552
Cash	—	5,698	790	94	4
Foreign currency*	2	—	—	—	—
Cash collateral segregated for financial futures contracts (Note A)	1,078	—	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	—	—	—	—
Interest receivable	1,799	1,418	52,394	387	1,879
Receivable for securities sold	3,632	7,075	33,082	10	220
Receivable for variation margin on financial futures contracts (Note A)	29	—	—	—	—
Receivable for Fund shares sold	93	1,256	29,516	291	4
Receivable from Management—net (Note B)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	—
Receivable for variation margin on centrally cleared credit default swap contracts (Note A)	—	—	—	—	—
Prepaid expenses and other assets	41	45	131	36	24
Total Assets	312,871	349,226	3,232,261	29,458	159,683
Liabilities
Distributions payable	130	236	2,406	29	56
Payable for forward foreign currency contracts (Note A)	—	—	—	—	—
Payable for securities purchased	25,740	4,906	29,239	655	—
Payable for Fund shares redeemed	206	1,426	3,789	303	305
Payable to investment manager—net (Notes A & B)	60	148	1,279	9	34
Payable to administrator—net (Note B)	16	47	444	17	4
Payable to trustees	2	2	2	2	2
Payable for variation margin on financial futures contracts (Note A)	—	—	—	—	—
Accrued expenses and other payables	121	166	387	64	121
Total Liabilities	26,275	6,931	37,546	1,079	522
Unfunded Loan Commitments (Note A)
Net Assets	$286,596	$342,295	$3,194,715	$28,379	$159,161
Net Assets consist of:
Paid-in capital	$288,950	$358,520	$3,409,500	$28,085	$153,136
Undistributed net investment income (loss)	—	—	149	2	—
Distributions in excess of net investment income	(134)	(137)	—	—	—
Accumulated net realized gains (losses) on investments	(775)	(5,524)	(98,549)	17	265
Net unrealized appreciation (depreciation) in value of investments	(1,445)	(10,564)	(116,385)	275	5,760
Net Assets	$286,596	$342,295	$3,194,715	$28,379	$159,161
Net Assets
Investor Class	$12,485	$—	$182,080	$—	$16,219
Trust Class	—	—	—	—	—
Institutional Class	240,261	293,971	2,056,491	22,860	137,010
Class A	30,483	21,097	102,052	5,014	3,718
Class C	3,367	27,227	40,727	505	2,214
Class R3	—	—	7,495	—	—
Class R6	—	—	805,870	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,204	—	21,424	—	1,368
Trust Class	—	—	—	—	—
Institutional Class	23,130	29,828	241,585	2,264	11,566
Class A	2,945	2,141	12,011	496	314
Class C	325	2,763	4,784	50	187
Class R3	—	—	881	—	—
Class R6	—	—	94,668	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.37	$—	$8.50	$—	$11.86
Trust Class	—	—	—	—	—
Institutional Class	10.39	9.86	8.51	10.10	11.85
Class R3	—	—	8.50	—	—
Class R6	—	—	8.51	—	—

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$60,609	$74,931	$235,528	$2,728,971	$185,840
Affiliated issuers	—	—	—	118,361	—
	60,609	74,931	235,528	2,847,332	185,840
Cash	321	—	226	98	188
Foreign currency*	—	—	—	7	993
Cash collateral segregated for financial futures contracts (Note A)	—	—	—	12,577	2,695
Cash collateral segregated for swap contracts (Note A)	—	—	—	—	2,275
Interest receivable	734	150	3,599	16,687	1,848
Receivable for securities sold	2,084	—	724	54,611	4,406
Receivable for variation margin on financial futures contracts (Note A)	—	—	—	108	—
Receivable for Fund shares sold	—	90	19	4,220	41
Receivable from Management—net (Note B)	—	22	—	—	46
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	3,172
Receivable for variation margin on centrally cleared credit default swap contracts (Note A)	—	—	—	—	543
Prepaid expenses and other assets	6	32	23	100	52
Total Assets	63,754	75,225	240,119	2,935,740	202,099
Liabilities
Distributions payable	14	3	2	1,238	333
Payable for forward foreign currency contracts (Note A)	—	—	—	—	3,949
Payable for securities purchased	—	5,094	1,694	724,967	7,832
Payable for Fund shares redeemed	5	745	110	4,687	125
Payable to investment manager—net (Notes A & B)	13	15	89	951	72
Payable to administrator—net (Note B)	8	—	31	551	—
Payable to trustees	2	2	2	2	2
Payable for variation margin on financial futures contracts (Note A)	—	—	—	—	25
Accrued expenses and other payables	80	119	111	369	172
Total Liabilities	122	5,978	2,039	732,765	12,510
Unfunded Loan Commitments (Note A)
Net Assets	$63,632	$69,247	$238,080	$2,202,975	$189,589
Net Assets consist of:
Paid-in capital	$60,851	$83,386	$250,013	$2,271,984	$195,123
Undistributed net investment income (loss)	12	148	—	—	—
Distributions in excess of net investment income	—	—	(4)	(1,269)	(785)
Accumulated net realized gains (losses) on investments	148	(14,285)	(3,450)	(460)	1,100
Net unrealized appreciation (depreciation) in value of investments	2,621	(2)	(8,479)	(67,280)	(5,849)
Net Assets	$63,632	$69,247	$238,080	$2,202,975	$189,589
Net Assets
Investor Class	$—	$29,911	$—	$—	$—
Trust Class	—	2,953	—	53,065	—
Institutional Class	63,632	30,272	234,993	1,355,239	189,102
Class A	—	4,149	2,801	360,846	146
Class C	—	1,962	286	202,884	182
Class R3	—	—	—	—	—
Class R6	—	—	—	230,941	159
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	3,800	—	—	—
Trust Class	—	394	—	4,917	—
Institutional Class	3,615	3,848	24,409	125,557	20,169
Class A	—	554	291	33,398	16
Class C	—	262	30	18,798	19
Class R3	—	—	—	—	—
Class R6	—	—	—	21,411	17
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.87	$—	$—	$—
Trust Class	—	7.50	—	10.79	—
Institutional Class	17.60	7.87	9.63	10.79	9.38
Class R3	—	—	—	—	—
Class R6	—	—	—	10.79	9.38

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015
Net Asset Value and redemption price per share
Class A	$10.35	$9.85	$8.50	$10.11	$11.84
Offering Price per share
Class A‡	$10.81	$10.29	$8.88	$10.56	$12.37
Net Asset Value and offering price per share
Class C^	$10.36	$9.86	$8.51	$10.10	$11.84
*Cost of Investments:
Unaffiliated issuers	$307,108	$344,298	$3,232,733	$28,365	$151,792
Affiliated issuers	—	—	—	—	—
Total cost of investments	$307,108	$344,298	$3,232,733	$28,365	$151,792
Total cost of foreign currency	$11	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015	October 31, 2015
Net Asset Value and redemption price per share
Class A	$—	$7.49	$9.63	$10.80	$9.37
Offering Price per share
Class A‡	$—	$7.68	$10.06	$11.28	$9.79
Net Asset Value and offering price per share
Class C^	$—	$7.50	$9.63	$10.79	$9.38
*Cost of Investments:
Unaffiliated issuers	$57,988	$74,934	$244,007	$2,776,484	$189,318
Affiliated issuers	—	—	—	133,206	—
Total cost of investments	$57,988	$74,934	$244,007	$2,909,690	$189,318
Total cost of foreign currency	$—	$—	$—	$1	$959

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$7,826	$17,422	$214,063	$347	$4,560
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Dividend income—unaffiliated issuers	—	—	—	—	—
Total income	$7,826	$17,422	$214,063	$347	$4,560
Expenses:
Investment management fees (Note B)	665	1,866	16,442	33	398
Administration fees (Note B)	159	224	2,055	5	96
Administration fees (Note B):
Investor Class	27	—	473	—	36
Trust Class	—	—	—	—	—
Institutional Class	193	284	1,913	7	122
Class A	73	56	413	1	9
Class C	7	65	102	1	4
Class R3	—	—	18	—	—
Class R6	—	—	164	—	—
Distribution fees (Note B):
Investor Class	33	—	—	—	—
Trust Class	—	—	—	—	—
Class A	86	67	492	2	11
Class C	33	312	485	2	20
Class R3	—	—	43	—	—
Shareholder servicing agent fees:
Investor Class	22	—	74	—	11
Trust Class	—	—	—	—	—
Institutional Class	13	17	151	2	7
Class A	8	6	71	2	1
Class C	1	3	7	1	1
Class R3	—	—	2	—	—
Class R6	—	—	37	—	—
Organization expense (Note A)	—	—	—	157	—
Audit fees	31	35	66	25	59
Custodian and accounting fees	181	364	607	16	120
Insurance expense	7	15	105	—	5
Legal fees	135	112	130	19	100
Registration and filing fees	99	78	262	15	60
Shareholder reports	31	19	307	5	9
Trustees' fees and expenses	34	34	37	10	34
Interest expense	1	—	4	—	2
Miscellaneous	32	20	154	1	14
Total expenses	1,871	3,577	24,614	304	1,119
Expenses reimbursed by Management (Note B)	(437)	(516)	—	(258)	(256)
Management fees waived (Notes A & B)	—	—	—	—	—
Total net expenses	1,434	3,061	24,614	46	863
Net investment income (loss)	$6,392	$14,361	$189,449	$301	$3,697

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$2,163	$560	$10,692	$73,868	$2,932
Dividend income—affiliated issuers (Note F)	—	—	—	1,586	—
Dividend income—unaffiliated issuers	—	—	—	5,946	205
Total income	$2,163	$560	$10,692	$81,400	$3,137
Expenses:
Investment management fees (Note B)	163	168	1,003	11,299	421
Administration fees (Note B)	39	40	134	1,232	54
Administration fees (Note B):
Investor Class	—	63	—	—	—
Trust Class	—	14	—	173	—
Institutional Class	59	24	197	1,110	73
Class A	—	11	6	792	8
Class C	—	4	1	416	1
Class R3	—	—	—	—	—
Class R6	—	—	—	39	1
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	51	—
Class A	—	13	8	943	10
Class C	—	19	3	1,981	7
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	34	—	—	—
Trust Class	—	1	—	7	—
Institutional Class	56	2	10	78	44
Class A	—	1	1	109	1
Class C	—	—	—	26	—
Class R3	—	—	—	—	—
Class R6	—	—	—	11	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	31	62	36	68	50
Custodian and accounting fees	51	88	185	742	200
Insurance expense	2	2	6	51	1
Legal fees	111	136	105	105	133
Registration and filing fees	23	85	61	204	105
Shareholder reports	8	8	10	151	1
Trustees' fees and expenses	34	34	34	36	34
Interest expense	—	—	1	9	1
Miscellaneous	5	13	12	186	16
Total expenses	582	822	1,813	19,819	1,161
Expenses reimbursed by Management (Note B)	—	(375)	(127)	(591)	(535)
Management fees waived (Notes A & B)	—	—	—	(848)	—
Total net expenses	582	447	1,686	18,380	626
Net investment income (loss)	$1,581	$113	$9,006	$63,020	$2,511

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	For the Year Ended October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	517	(3,235)	(97,473)	27	266
Sales of investment securities of affiliated issuers	—	—	—	—	—
Realized gain distributions from affiliated issuers	—	—	—	—	—
Financial futures contracts	1,290	—	—	—	—
Foreign currency	25	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,241)	(6,921)	(182,483)	275	(959)
Affiliated investment securities	—	—	—	—	—
Financial futures contracts	(411)	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency	(14)	—	—	—	—
Swap contracts	—	—	—	—	—
Net gain (loss) on investments	(2,834)	(10,156)	(279,956)	302	(693)
Net increase (decrease) in net assets resulting from operations	$3,558	$4,205	$(90,507)	$603	$3,004

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	156	(33)	(3,159)	4,656	(1,263)
Sales of investment securities of affiliated issuers	—	—	—	(5,767)	—
Realized gain distributions from affiliated issuers	—	—	—	168	—
Financial futures contracts	—	—	—	4,818	(2,544)
Foreign currency	—	—	—	767	203
Forward foreign currency contracts	—	—	—	—	3,501
Swap contracts	—	—	—	—	(468)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(455)	214	(6,638)	(70,297)	(3,390)
Affiliated investment securities	—	—	—	(14,126)	—
Financial futures contracts	—	—	—	(5,789)	(1,907)
Forward foreign currency contracts	—	—	—	—	(840)
Foreign currency	—	—	—	(35)	21
Swap contracts	—	—	—	—	422
Net gain (loss) on investments	(299)	181	(9,797)	(85,605)	(6,265)
Net increase (decrease) in net assets resulting from operations	$1,282	$294	$(791)	$(22,585)	$(3,754)

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$6,392	$4,848	$14,361	$20,460
Net realized gain (loss) on investments	1,832	(466)	(3,235)	(1,196)
Net increase from payments by affiliates (Note B)	—	43	—	36
Change in net unrealized appreciation (depreciation) of investments	(4,666)	3,573	(6,921)	(7,858)
Net increase (decrease) in net assets resulting from operations	3,558	7,998	4,205	11,442
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(241)	(285)	—	—
Trust Class	—	—	—	—
Institutional Class	(4,863)	(3,868)	(12,506)	(17,341)
Class A	(639)	(687)	(961)	(1,894)
Class C	(36)	(55)	(894)	(1,225)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	(88)	(17)	—	—
Trust Class	—	—	—	—
Institutional Class	(1,383)	(191)	—	—
Class A	(230)	(40)	—	—
Class C	(23)	(5)	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(7,503)	(5,148)	(14,361)	(20,460)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,165	2,512	—	—
Trust Class	—	—	—	—
Institutional Class	117,623	47,476	112,144	189,403
Class A	10,879	13,692	5,314	14,127
Class C	1,077	344	2,940	7,931
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	303	286	—	—
Trust Class	—	—	—	—
Institutional Class	4,895	3,193	9,779	14,297
Class A	798	705	691	1,417
Class C	25	27	442	599
Class R3	—	—	—	—
Class R6	—	—	—	—

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$189,449	$187,580	$301	$3,697	$3,788
Net realized gain (loss) on investments	(97,473)	24,017	27	266	165
Net increase from payments by affiliates (Note B)	—	123	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(182,483)	(75,656)	275	(959)	5,322
Net increase (decrease) in net assets resulting from operations	(90,507)	136,064	603	3,004	9,275
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(12,198)	(15,914)	—	(376)	(403)
Trust Class	—	—	—	—	—
Institutional Class	(118,198)	(109,132)	(274)	(3,204)	(3,247)
Class A	(10,188)	(19,918)	(23)	(92)	(119)
Class C	(2,155)	(2,619)	(4)	(25)	(19)
Class R3	(427)	(521)	—	—	—
Class R6	(46,317)	(39,476)	—	—	—
Net realized gain on investments:
Investor Class	(1,761)	(7,669)	—	(18)	(113)
Trust Class	—	—	—	—	—
Institutional Class	(14,285)	(47,434)	—	(139)	(806)
Class A	(2,072)	(9,775)	—	(6)	(33)
Class C	(372)	(1,474)	—	(2)	(9)
Class R3	(64)	(263)	—	—	—
Class R6	(5,065)	(13,246)	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R6	—	—	—	—	—
Total distributions to shareholders	(213,102)	(267,441)	(301)	(3,862)	(4,749)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	23,617	57,426	—	500	1,395
Trust Class	—	—	—	—	—
Institutional Class	1,306,736	1,359,995	37,850	15,219	15,043
Class A	100,668	161,287	5,393	1,556	6,826
Class C	3,517	10,710	500	1,600	292
Class R3	2,127	4,230	—	—	—
Class R6	253,191	327,144	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	13,161	22,296	—	326	429
Trust Class	—	—	—	—	—
Institutional Class	97,025	113,506	89	2,756	3,462
Class A	10,903	26,643	20	77	119
Class C	1,358	2,260	—	7	11
Class R3	420	663	—	—	—
Class R6	51,361	52,722	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	(2,492)	(2,856)	—	—
Trust Class	—	—	—	—
Institutional Class	(48,034)	(49,644)	(177,890)	(268,143)
Class A	(12,601)	(13,109)	(18,992)	(54,720)
Class C	(1,174)	(1,949)	(12,826)	(22,204)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	72,464	677	(78,398)	(117,293)
Net Increase (Decrease) in Net Assets	68,519	3,527	(88,554)	(126,311)
Net Assets:
Beginning of year	218,077	214,550	430,849	557,160
End of year	$286,596	$218,077	$342,295	$430,849
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—
Distributions in excess of net investment income at end of year	$(134)	$(74)	$(137)	$(250)

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	(101,401)	(114,169)	—	(1,900)	(3,746)
Trust Class	—	—	—	—	—
Institutional Class	(1,279,153)	(1,223,263)	(15,343)	(15,547)	(19,008)
Class A	(306,778)	(255,621)	(432)	(6,763)	(3,195)
Class C	(16,971)	(13,702)	—	(879)	(373)
Class R3	(3,887)	(5,790)	—	—	—
Class R6	(185,183)	(129,888)	—	—	—
Net increase (decrease) from Fund share transactions	(29,289)	396,449	28,077	(3,048)	1,255
Net Increase (Decrease) in Net Assets	(332,898)	265,072	28,379	(3,906)	5,781
Net Assets:
Beginning of year	3,527,613	3,262,541	—	163,067	157,286
End of year	$3,194,715	$3,527,613	$28,379	$159,161	$163,067
Undistributed net investment income (loss) at end of year	$149	$183	$2	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,581	$1,655	$113	$563	$9,006	$6,802
Net realized gain (loss) on investments	156	156	(33)	14	(3,159)	(290)
Net increase from payments by affiliates (Note B)	—	—	—	4	—	1
Change in net unrealized appreciation (depreciation) of investments	(455)	2,258	214	(199)	(6,638)	(2,204)
Net increase (decrease) in net assets resulting from operations	1,282	4,069	294	382	(791)	(4,309)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(321)	(406)	—	—
Trust Class	—	—	(30)	(41)	—	—
Institutional Class	(1,581)	(1,655)	(340)	(306)	(8,885)	(6,698)
Class A	—	—	(48)	(83)	(112)	(97)
Class C	—	—	(3)	(8)	(9)	(9)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(155)	(136)	—	—	—	(137)
Class A	—	—	—	—	—	(2)
Class C	—	—	—	—	—	(0)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(1,736)	(1,791)	(742)	(844)	(9,006)	(6,943)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	3,040	1,871	—	—
Trust Class	—	—	273	609	—	—
Institutional Class	655	1,155	20,571	20,664	53,417	125,374
Class A	—	—	1,976	4,810	738	3,136
Class C	—	—	1,667	1,246	158	307
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	299	381	—	—
Trust Class	—	—	29	41	—	—
Institutional Class	1,545	1,602	308	264	8,866	6,835
Class A	—	—	29	40	87	80
Class C	—	—	1	3	8	9
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$63,020	$46,161	$2,511	$746
Net realized gain (loss) on investments	4,642	2,639	(571)	(308)
Net increase from payments by affiliates (Note B)	—	67	—	—
Change in net unrealized appreciation (depreciation) of investments	(90,247)	14,153	(5,694)	(155)
Net increase (decrease) in net assets resulting from operations	(22,585)	63,020	(3,754)	283
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(1,449)	(1,664)	—	—
Institutional Class	(39,299)	(29,816)	(1,243)	(423)
Class A	(10,529)	(10,174)	(54)	(121)
Class C	(4,182)	(4,973)	(4)	(12)
Class R3	—	—	—	—
Class R6	(6,358)	(2,835)	(70)	(143)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	(287)	—	—	—
Institutional Class	(6,366)	—	—	—
Class A	(1,921)	—	—	—
Class C	(1,048)	—	—	—
Class R3	—	—	—	—
Class R6	(981)	—	—	—
Tax return of capital:
Trust Class	(168)	—	—	—
Institutional Class	(4,076)	—	(1,088)	(2)
Class A	(1,247)	—	(54)	(1)
Class C	(655)	—	(9)	(0)
Class R6	(645)	—	(52)	(0)
Total distributions to shareholders	(79,211)	(49,462)	(2,574)	(702)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	15,910	14,203	—	—
Institutional Class	821,570	615,384	205,943	23,256
Class A	248,328	160,398	1,079	7,035
Class C	68,410	43,721	162	1,000
Class R3	—	—	—	—
Class R6	89,997	130,063	137	7,000
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	1,890	1,643	—	—
Institutional Class	39,061	23,426	1,056	424
Class A	11,294	8,279	95	122
Class C	3,977	3,195	12	12
Class R3	—	—	—	—
Class R6	7,985	2,840	110	144

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	—	—	(3,955)	(4,123)	—	—
Trust Class	—	—	(581)	(1,334)	—	—
Institutional Class	(5,785)	(5,638)	(18,917)	(10,362)	(32,546)	(17,661)
Class A	—	—	(4,486)	(4,431)	(1,493)	(740)
Class C	—	—	(1,721)	(1,418)	(271)	(136)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(3,585)	(2,881)	(1,467)	8,261	28,964	117,204
Net Increase (Decrease) in Net Assets	(4,039)	(603)	(1,915)	7,799	19,167	114,570
Net Assets:
Beginning of year	67,671	68,274	71,162	63,363	218,913	104,343
End of year	$63,632	$67,671	$69,247	$71,162	$238,080	$218,913
Undistributed net investment income (loss) at end of year	$12	$12	$148	$152	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(4)	$(5)

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(11,613)	(10,834)	—	—
Institutional Class	(487,479)	(342,517)	(35,018)	(276)
Class A	(190,591)	(173,513)	(7,962)	—
Class C	(44,354)	(56,187)	(968)	—
Class R3	—	—	—	—
Class R6	(6,156)	(950)	(7,027)	—
Net increase (decrease) from Fund share transactions	568,229	419,151	157,619	38,717
Net Increase (Decrease) in Net Assets	466,433	432,709	151,291	38,298
Net Assets:
Beginning of year	1,736,542	1,303,833	38,298	—
End of year	$2,202,975	$1,736,542	$189,589	$38,298
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—
Distributions in excess of net investment income at end of year	$(1,269)	$(411)	$(785)	$(99)

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust. Each Fund (except New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, ten offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013 for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund. Unconstrained Bond had no operations until February 13, 2014, other than matters relating to its organization and registration of its shares under the 1933 Act. Municipal High Income had no operations until June 22, 2015, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High

Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Strategic Income participated as a class member. The amounts of such proceeds for the year ended October 31, 2015 were $862 for Strategic Income.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Municipal High Income, to continue to, and the intention of Municipal High Income to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: amortization of bond premium; gains and losses from swaps, foreign currencies and forwards; affiliated capital gain reclass; non-deductible stock issuance costs; nontaxable distributions paid by the fund; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses; defaulted bond income adjustments and equalization. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$767,763	$(672,469)	$(95,294)
Floating Rate Income	—	112,861	(112,861)
High Income	—	—	—
Municipal High Income	7,637	1,927	(9,564)
Municipal Intermediate Bond	—	—	—
New York Municipal Income	8,144	—	(8,144)
Short Duration	(643,625)	624,615	19,010
Short Duration High Income	(750)	750	—
Strategic Income	—	(2,060,813)	2,060,813
Unconstrained Bond	—	(1,825,602)	1,825,602

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014, was as follows:

	Distributions Paid From:
	Taxable Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2015		2014		2015		2014		2015		2014		2015		2014		2015		2014
Core Bond	$7,503,261		$5,148,134		$—		$—		$—		$—		$—		$—		$7,503,261		$5,148,134
Floating Rate Income	14,360,607		20,459,930		—		—		—		—		—		—		14,360,607		20,459,930
High Income	193,082,387		216,822,157		—		—		20,019,123		50,618,938		—		—		213,101,510		267,441,095
Municipal High Income	2,203	(2)	—		298,865	(2)	—		—	(2)	—		—	(2)	—		301,068	(2)	—
Municipal Intermediate Bond	211		2,920		3,696,529		3,784,947		164,551		960,704		—		—		3,861,291		4,748,571
New York Municipal Income	1,837		3,235		1,579,374		1,651,468		155,422		135,895		—		—		1,736,633		1,790,598
Short Duration	741,645		844,078		—		—		—		—		—		—		741,645		844,078
Short Duration High Income	9,005,064		6,942,701		—		—		—		—		—		—		9,005,064		6,942,701
Strategic Income	72,419,440		49,462,525		—		—		—		—		6,790,969		—		79,210,409		49,462,525
Unconstrained Bond	1,371,085		698,429	(1)	—		—	(1)	—		—	(1)	1,203,080		3,363	(1)	2,574,165		701,792	(1)

(1)  Period from February 13, 2014 to October 31, 2014.

(2)  Period from June 22, 2015 to October 31, 2015.

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$276,094	$—	$—	$(2,499,683)	$—	$(130,098)	$(2,353,687)
Floating Rate Income	157,096	—	—	(10,695,733)	(5,392,027)	(294,520)	(16,225,184)
High Income	2,555,637	—	—	(117,207,862)	(97,726,741)	(2,406,489)	(214,785,455)
Municipal High Income	17,122	51,290	—	275,394	—	(49,363)	294,443
Municipal Intermediate Bond	15,379	55,677	249,447	5,759,769	—	(55,837)	6,024,435
New York Municipal Income	3,903	25,906	143,694	2,620,947	—	(13,998)	2,780,452
Short Duration	150,991	—	—	(167,233)	(14,119,623)	(3,436)	(14,139,301)
Short Duration High Income	—	—	—	(8,487,833)	(3,440,890)	(5,057)	(11,933,780)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Strategic Income	$—	$—	$—	$(67,288,843)	$—	$(1,720,203)	$(69,009,046)
Unconstrained Bond	—	—	—	(3,574,844)	(1,595,954)	(363,423)	(5,534,221)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; end of year distributions payable; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; adjustments related to TIPs; amortization of bond premium; and amortization of organization costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011 (March 1, 2011 for New York Municipal Income (which includes the Predecessor Fund). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$835,287
Short Duration	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Floating Rate Income	$1,505,727	$3,051,013
High Income	49,167,687	48,559,054
Short Duration	3,589,288	333,850
Short Duration High Income	1,798,304	1,642,586
Unconstrained Bond	660,631	935,323

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2015, Short Duration had capital loss carryforwards expire of $643,625.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Organization expenses: Costs incurred by Municipal High Income in connection with its organization, which amounted to $157,308, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

10  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

11  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2015, there were no outstanding balances of accrued capital gains taxes for any Fund.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13  Derivative instruments: During the year ended October 31, 2015, certain of the Funds' use of derivatives, as described below, was limited to centrally cleared credit default swaps, financial futures, forward contracts and options on financial futures. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2015, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance returns. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearing house, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

At October 31, 2015, Unconstrained Bond had outstanding centrally cleared credit default swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts — Buy Protection

Clearinghouse	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Credit Spread at October 31, 2015	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	Markit CDX Emerging Markets Index	$20,286,000	1.00%	December 20, 2020	3.24	$2,061,639	$(2,025,361)	$36,278	$(23,104)	$13,174
Total						$2,061,639	$(2,025,361)	$36,278	$(23,104)	$13,174

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.

Centrally Cleared Credit Default Swap Contracts — Sell Protection

Clearinghouse	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Credit Spread at October 31, 2015	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
CME Group, Inc.	Markit CDX North American High Yield Index	$21,681,000	5.00%	June 20, 2020	3.59	$1,248,208	$(968,015)	$280,193	$122,302	$402,495
ICE Clear Credit LLC	Markit CDX North American Investment Grade Index	5,600,000	1.00%	December 20, 2020	0.79	58,112	(57,416)	696	6,377	7,073
Total						$1,306,320	$(1,025,431)	$280,889	$128,679	$409,568

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default index swaps.

(1) For the year ended October 31, 2015, the average notional value of credit default swaps for Unconstrained Bond was $12,729,568.

At October 31, 2015, Unconstrained Bond had deposited $2,275,168 in a segregated account to cover margin requirements for centrally cleared credit default swaps.

Financial futures contracts: During the year ended October 31, 2015, Floating Rate Income, High Income, Municipal High Income, Municipal Intermediate Bond, New York Municipal Income, Short Duration and Short Duration High Income did not enter into any financial futures. During the year ended October 31, 2015, Core Bond used financial futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2015, Strategic Income used financial futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2015, Unconstrained Bond used financial futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities and to enhance returns.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2015, open positions in financial futures were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2015	9 Euro-Bund	Short	$(8,933)
Core Bond	December 2015	28 Euro-Buxl Bond, 30 Year	Short	(108,287)
Core Bond	December 2015	18 Euro FX Currency	Short	43,581
Core Bond	December 2015	16 Euro-OAT	Short	(86,443)
Core Bond	December 2015	73 MXN Currency	Short	(45,902)
Core Bond	December 2015	54 NZD Currency	Short	(245,904)
Core Bond	December 2015	58 ZAR Currency	Short	(14,720)
Core Bond	December 2015	27 U.S. Treasury Bond, Long	Short	(40,713)
Core Bond	December 2015	34 U.S. Treasury Bond, Ultra Long	Short	(25,446)
Core Bond	December 2015	78 U.S. Treasury Note, 10 Year	Short	(24,395)
Core Bond	December 2015	28 U.S. Treasury Note, 5 Year	Short	2,307
Core Bond	December 2015	35 U.S. Treasury Note, 2 Year	Short	5,347
Core Bond	December 2015	36 EuroYen TIBOR, 90 Day	Long	(781)
Core Bond	December 2016	77 New Zealand Treasury Bill, 90 day	Long	26,494
Total				$(523,795)
Strategic Income	December 2015	6 AUD/USD Currency	Short	$(7,523)
Strategic Income	December 2015	271 Euro-Buxl Bond, 30 Year	Short	(1,515,247)
Strategic Income	December 2015	483 Euro FX Currency	Short	1,169,444
Strategic Income	December 2015	116 Euro-Bund	Short	(265,616)
Strategic Income	December 2015	194 Euro-Oat	Short	(1,048,176)
Strategic Income	December 2015	124 GBP Currency	Short	(28,370)
Strategic Income	December 2015	525 Mini Japanese Government Bond, 10 Year	Short	(414,301)
Strategic Income	December 2015	180 MXN Currency	Short	(113,182)
Strategic Income	December 2015	484 NZD Currency	Short	(2,204,034)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Strategic Income	December 2015	444 ZAR Currency	Short	$(112,683)
Strategic Income	December 2015	394 U.S. Treasury Bond, Ultra Long	Short	(294,871)
Strategic Income	December 2015	2,491 U.S. Treasury Notes, 10 Year	Short	(840,247)
Strategic Income	December 2015	260 U.S. Treasury Notes, 2 Year	Short	39,718
Strategic Income	December 2015	705 U.S. Treasury Notes, 5 Year	Short	58,090
Strategic Income	December 2015	207 U.S. Treasury Bond, Long	Long	411,495
Strategic Income	December 2015	557 EuroYen, 90 Day	Long	(12,143)
Strategic Income	December 2016	552 New Zealand Bank Bill, 90 Day	Long	188,687
Total				$(4,988,959)
Unconstrained Bond	December 2015	52 Canadian Treasury Bond, 10 Year	Short	$133,931
Unconstrained Bond	December 2015	135 Euro-Bund	Short	(533,075)
Unconstrained Bond	December 2015	128 Euro-Buxl Bond, 30 Year	Short	(940,420)
Unconstrained Bond	December 2015	26 Euro-Oat	Short	(140,480)
Unconstrained Bond	December 2015	313 Mini Japanese Government Bond, 10 Year	Short	(247,194)
Unconstrained Bond	December 2015	27 U.S. Treasury Bond, Long	Short	(42,871)
Unconstrained Bond	December 2015	40 U.S. Treasury Note, 2 Year	Short	6,189
Unconstrained Bond	December 2015	233 U.S. Treasury Note, 5 Year	Short	19,655
Unconstrained Bond	December 2015	635 U.S. Treasury Note, 10 Year	Short	(211,033)
Unconstrained Bond	December 2015	12 U.K. Long Gilt Bond	Long	3,869
Unconstrained Bond	December 2015	94 U.S. Treasury Bond, Ultra Long	Long	(109,758)
Unconstrained Bond	December 2015	42 EuroYen, 90 Day	Long	(25)
Unconstrained Bond	December 2016	52 New Zealand Treasury Bill, 90 Day	Long	17,978
Total				$(2,043,234)

For the year ended October 31, 2015, the average notional value of financial futures was:

	Long Positions	Short Positions
Core Bond	$43,948,196	$(53,134,443)
Strategic Income	$410,989,087	$(867,249,933)
Unconstrained Bond	$24,049,670	$(95,812,129)

At October 31, 2015, the notional value of financial futures was:

	Long Positions	Short Positions
Core Bond	$59,245,041	$(50,138,116)
Strategic Income	$518,933,928	$(819,560,982)
Unconstrained Bond	$60,863,342	$(215,994,971)

At October 31, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures:

Core Bond	$1,078,458
Strategic Income	$12,577,453
Unconstrained Bond	$2,695,321

Forward foreign currency contracts: During the year ended October 31, 2015, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2015, open forward contracts for Unconstrained Bond were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,029,002	Australian Dollar	$721,228	Societe Generale	12/18/15	$10,884
3,270,601	Australian Dollar	2,298,251	State Street Bank London	12/18/15	28,711
47,114	Australian Dollar	33,107	State Street Bank London	12/18/15	414
570,004	Australian Dollar	399,915	State Street Bank London	12/18/15	5,631
3,060,546	Australian Dollar	2,179,084	State Street Bank London	12/18/15	(1,571)
1,590,094	Australian Dollar	1,148,127	State Street Bank London	12/18/15	(16,810)
3,725,148	Australian Dollar	2,625,030	State Street Bank London	12/18/15	25,333
3,094,533	Australian Dollar	2,153,851	Societe Generale	12/18/15	47,843
1,996,968	Australian Dollar	1,411,337	State Street Bank London	12/18/15	9,463
848,130	Australian Dollar	620,443	Royal Bank of Canada	12/18/15	(17,016)
1,821,898	Australian Dollar	1,318,690	Royal Bank of Canada	12/18/15	(22,448)
5,800,345	Australian Dollar	4,175,320	State Street Bank London	12/18/15	(48,499)
758,792	Canadian Dollar	574,245	Royal Bank of Canada	12/18/15	5,897
548,804	Canadian Dollar	415,111	Societe Generale	12/18/15	4,483
460,660	Canadian Dollar	348,779	State Street Bank London	12/18/15	3,423

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
717,408	Canadian Dollar	$541,716	Royal Bank of Canada	12/18/15	$6,785
1,882,550	Canadian Dollar	1,421,576	State Street Bank London	12/18/15	17,746
2,992,612	Canadian Dollar	2,271,260	State Street Bank London	12/18/15	16,771
1,407,776	Canadian Dollar	1,077,774	Societe Generale	12/18/15	(1,445)
817,776	Canadian Dollar	615,979	State Street Bank London	12/18/15	9,259
3,492,413	Canadian Dollar	2,623,501	Societe Generale	12/18/15	46,657
3,291,935	Canadian Dollar	2,453,592	State Street Bank London	12/18/15	63,289
2,687,234	Canadian Dollar	2,061,836	Royal Bank of Canada	12/18/15	(7,285)
1,166,272	Canadian Dollar	898,473	State Street Bank London	12/18/15	(6,788)
2,838,519	Canadian Dollar	2,173,400	Societe Generale	12/18/15	(3,182)
311,633	Canadian Dollar	241,701	Royal Bank of Canada	12/18/15	(3,439)
309,105	Canadian Dollar	236,124	State Street Bank London	12/18/15	205
3,126,087	Euro	3,508,220	Royal Bank of Canada	12/18/15	(68,105)
638,553	Euro	716,610	Royal Bank of Canada	12/18/15	(13,912)
142,712	Euro	160,181	State Street Bank London	12/18/15	(3,133)
50,485	Euro	56,977	State Street Bank London	12/18/15	(1,421)
224,531	Euro	254,739	State Street Bank London	12/18/15	(7,653)
41,291	Euro	46,846	State Street Bank London	12/18/15	(1,407)
917,326	Euro	1,039,027	Societe Generale	12/18/15	(29,552)
142,652	Euro	161,046	State Street Bank London	12/18/15	(4,064)
2,633,132	Euro	2,972,648	State Street Bank London	12/18/15	(75,008)
101,723	Euro	113,329	State Street Bank London	12/18/15	(1,387)
542,983	Euro	604,934	State Street Bank London	12/18/15	(7,406)
1,404,754	Euro	1,565,028	State Street Bank London	12/18/15	(19,161)
216,032	Euro	243,339	Societe Generale	12/18/15	(5,606)
533,296	Euro	600,707	Societe Generale	12/18/15	(13,839)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
157,808	Euro	$177,520	State Street Bank London	12/18/15	$(3,859)
326,966	Euro	367,807	State Street Bank	12/18/15 London	(7,996)
261,687	Euro	294,754	State Street Bank London	12/18/15	(6,779)
291,542	Euro	328,381	State Street Bank London	12/18/15	(7,553)
186,216	Euro	208,949	Royal Bank of Canada	12/18/15	(4,027)
1,018,060	Euro	1,142,343	Royal Bank of Canada	12/18/15	(22,015)
1,733,189	Euro	1,940,314	Royal Bank of Canada	12/18/15	(33,019)
2,228,419	Euro	2,487,306	State Street Bank London	12/18/15	(35,033)
690,680	Euro	778,836	State Street Bank London	12/18/15	(18,774)
632,684	Euro	710,447	Royal Bank of Canada	12/18/15	(14,207)
178,320	Euro	202,566	State Street Bank London	12/18/15	(6,333)
97	Euro	110	State Street Bank London	12/18/15	(3)
187,075	Euro	212,511	State Street Bank London	12/18/15	(6,644)
55,772	Euro	63,909	Royal Bank of Canada	12/18/15	(2,534)
1,484,716	Euro	1,701,324	Royal Bank of Canada	12/18/15	(67,463)
320,557	Euro	364,650	Royal Bank of Canada	12/18/15	(11,891)
782,209	Euro	886,451	State Street Bank London	12/18/15	(25,666)
44,514	Euro	49,698	State Street Bank London	12/18/15	(712)
346,900	Euro	382,067	Societe Generale	12/18/15	(320)
59,374	Euro	65,959	State Street Bank London	12/18/15	(620)
548,546	Euro	600,765	Societe Generale	12/18/15	2,885
192,962	Euro	211,641	State Street Bank London	12/18/15	705
1,349,094	Euro	1,485,846	Societe Generale	12/18/15	(1,230)
154,455	Euro	170,451	State Street Bank London	12/18/15	(480)
100,285,000	Japanese Yen	833,384	Societe Generale	12/18/15	(1,716)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
65,489,706	Japanese Yen	$542,780	Royal Bank of Canada	12/18/15	$329
63,971,317	Japanese Yen	530,196	Royal Bank of Canada	12/18/15	321
111,104,465	Japanese Yen	925,871	State Street Bank London	12/18/15	(4,476)
11,761,594	Japanese Yen	97,470	State Street Bank London	12/18/15	70
20,711,387	Japanese Yen	172,007	State Street Bank London	12/18/15	(247)
51,993,505	Japanese Yen	436,935	Societe Generale	12/18/15	(5,751)
14,624,148	Japanese Yen	122,157	State Street Bank London	12/18/15	(878)
159,682,856	Japanese Yen	1,335,010	State Street Bank London	12/18/15	(10,753)
24,673,131	Japanese Yen	205,372	Royal Bank of Canada	12/18/15	(756)
60,989,684	Japanese Yen	508,063	State Street Bank London	12/18/15	(2,273)
115,513,975	Japanese Yen	960,769	Royal Bank of Canada	12/18/15	(2,806)
177,674,136	Japanese Yen	1,485,154	Royal Bank of Canada	12/18/15	(11,694)
43,406,697	Japanese Yen	361,100	State Street Bank London	12/18/15	(1,126)
46,869,211	Japanese Yen	392,526	State Street Bank London	12/18/15	(3,838)
51,397,272	Japanese Yen	424,522	State Street Bank London	12/18/15	1,718
63,106,657	Japanese Yen	523,164	State Street Bank London	12/18/15	182
31,598,106	Mexican Peso	1,917,132	State Street Bank London	12/18/15	(10,292)
5,940,361	New Zealand Dollar	3,705,300	State Street Bank London	12/18/15	303,940
1,347,059	New Zealand Dollar	841,238	State Street Bank London	12/18/15	67,912
4,276,761	New Zealand Dollar	2,689,159	State Street Bank London	12/18/15	197,293
651,812	New Zealand Dollar	407,741	State Street Bank London	12/18/15	32,177
436,442	New Zealand Dollar	282,779	State Street Bank London	12/18/15	11,782
292,644	New Zealand Dollar	188,796	Royal Bank of Canada	12/18/15	8,714

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,873,035	New Zealand Dollar	$1,916,309	State Street Bank London	12/18/15	$22,747
635,435	New Zealand Dollar	434,866	Royal Bank of Canada	12/18/15	(6,001)
1,451,816	New Zealand Dollar	982,560	State Street Bank London	12/18/15	(2,707)
242,732	New Zealand Dollar	161,660	State Street Bank London	12/18/15	2,164
6,674,542	Norwegian Krone	807,086	Royal Bank of Canada	12/18/15	(22,115)
58,320,995	Norwegian Krone	7,105,514	State Street Bank London	12/18/15	(246,572)
2,022,833	Norwegian Krone	245,431	State Street Bank London	12/18/15	(7,533)
7,430,511	Norwegian Krone	908,620	State Street Bank London	12/18/15	(34,742)
2,472,609	Norwegian Krone	301,709	Societe Generale	12/18/15	(10,913)
6,161,718	Norwegian Krone	751,906	State Street Bank London	12/18/15	(27,246)
5,968,571	Norwegian Krone	740,325	Societe Generale	12/18/15	(38,381)
11,194,069	Norwegian Krone	1,309,665	State Street Bank London	12/18/15	6,833
2,584,050	Norwegian Krone	304,265	Royal Bank of Canada	12/18/15	(364)
3,839,377	Norwegian Krone	457,977	Royal Bank of Canada	12/18/15	(6,440)
12,038,405	Norwegian Krone	1,485,964	State Street Bank London	12/18/15	(70,166)
2,890,758	Norwegian Krone	355,742	State Street Bank London	12/18/15	(15,770)
1,669,798	Norwegian Krone	194,473	State Street Bank London	12/18/15	1,907
14,030,470	Norwegian Krone	1,637,922	Societe Generale	12/18/15	12,156
16,464,361	Norwegian Krone	1,942,915	State Street Bank London	12/18/15	(6,595)
248,913	Pound Sterling	382,766	Royal Bank of Canada	12/18/15	881
1,288,035	Pound Sterling	1,986,150	State Street Bank London	12/18/15	(913)
222,421	Pound Sterling	343,585	State Street Bank London	12/18/15	(769)
308,536	Pound Sterling	474,377	Societe Generale	12/18/15	1,167
1,015,755	Pound Sterling	1,570,124	State Street Bank London	12/18/15	(4,549)
24,227	Pound Sterling	37,630	State Street Bank London	12/18/15	(289)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,180,928	Pound Sterling	$1,799,732	Societe Generale	12/18/15	$20,422
237,174	Pound Sterling	359,823	State Street Bank London	12/18/15	5,731
1,079,302	Pound Sterling	1,636,082	State Street Bank London	12/18/15	27,437
307,373	Pound Sterling	466,482	Royal Bank of Canada	12/18/15	7,270
806,134	Pound Sterling	1,219,721	State Street Bank London	12/18/15	22,766
609,573	Pound Sterling	924,056	Royal Bank of Canada	12/18/15	15,474
1,673,888	Pound Sterling	2,568,698	Royal Bank of Canada	12/18/15	11,250
523,128	Pound Sterling	801,162	State Street Bank London	12/18/15	5,130
5,888	Pound Sterling	9,065	State Street Bank London	12/18/15	11
24,192	Pound Sterling	37,099	Societe Generale	12/18/15	188
822,991	Pound Sterling	1,261,899	Societe Generale	12/18/15	6,570
685,405	Pound Sterling	1,058,803	State Street Bank London	12/18/15	(2,394)
4,477,616	Swedish Krona	535,243	Societe Generale	12/18/15	(10,581)
2,577,050	Swedish Krona	313,380	State Street Bank London	12/18/15	(11,416)
4,846,113	Swedish Krona	587,972	Societe Generale	12/18/15	(20,132)
1,739,319	Swedish Krona	210,495	State Street Bank London	12/18/15	(6,691)
1,925,409	Swedish Krona	236,177	Societe Generale	12/18/15	(10,568)
8,500,937	Swedish Krona	1,006,355	State Street Bank London	12/18/15	(10,263)
4,020,081	Swedish Krona	480,151	Royal Bank of Canada	12/18/15	(9,101)
1,313,361	Swedish Krona	158,331	State Street Bank London	12/18/15	(4,438)
3,412,341	Swedish Krona	411,558	Royal Bank of Canada	12/18/15	(11,719)
2,781,745	Swedish Krona	341,057	State Street Bank London	12/18/15	(15,108)
6,326,779	Swedish Krona	780,734	Royal Bank of Canada	12/18/15	(39,398)
11,219,154	Swedish Krona	1,364,751	Royal Bank of Canada	12/18/15	(50,153)
9,136,904	Swedish Krona	1,100,388	State Street Bank London	12/18/15	(29,777)
8,307,911	Swedish Krona	987,063	State Street Bank London	12/18/15	(13,589)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
10,381,683	Swedish Krona	$1,222,982	Societe Generale	12/18/15	$(6,514)
5,245,714	Swedish Krona	618,435	State Street Bank London	12/18/15	(3,772)
208,388	Swiss Franc	214,714	Societe Generale	12/18/15	(3,567)
814,933	Swiss Franc	836,137	State Street Bank London	12/18/15	(10,413)
1,643,803	Swiss Franc	1,691,035	Royal Bank of Canada	12/18/15	(25,464)
433,384	Swiss Franc	452,922	Societe Generale	12/18/15	(13,799)
714,074	Swiss Franc	754,191	Royal Bank of Canada	12/18/15	(30,661)
412,026	Swiss Franc	425,357	State Street Bank London	12/18/15	(7,874)
Total					$(462,432)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,010,654	Australian Dollar	$704,246	Royal Bank of Canada	12/18/15	$(14,813)
1,970,557	Australian Dollar	1,380,015	Royal Bank of Canada	12/18/15	(21,994)
2,310,658	Australian Dollar	1,636,567	Royal Bank of Canada	12/18/15	(7,416)
2,041,761	Australian Dollar	1,462,330	Royal Bank of Canada	12/18/15	9,660
1,925,732	Australian Dollar	1,363,612	Societe Generale	12/18/15	(6,505)
2,968,992	Australian Dollar	2,102,271	Societe Generale	12/18/15	(10,103)
418,226	Australian Dollar	294,275	State Street Bank London	12/18/15	(3,284)
51,641	Australian Dollar	36,288	State Street Bank London	12/18/15	(453)
1,094,959	Australian Dollar	775,395	State Street Bank London	12/18/15	(3,645)
6,939,467	Australian Dollar	4,943,191	State Street Bank London	12/18/15	5,908
2,120,144	Australian Dollar	1,475,966	State Street Bank London	12/18/15	(32,471)
2,647,137	Australian Dollar	1,846,907	State Street Bank London	12/18/15	(36,474)
1,225,825	Australian Dollar	893,164	State Street Bank London	12/18/15	21,016
852,812	Australian Dollar	617,031	State Street Bank London	12/18/15	10,273
361,402	Australian Dollar	255,005	State Street Bank London	12/18/15	(2,125)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
13,332,103	Canadian Dollar	$10,067,093	Royal Bank of Canada	12/18/15	$(126,097)
398,823	Canadian Dollar	297,488	Royal Bank of Canada	12/18/15	(7,436)
2,698,527	Canadian Dollar	2,059,708	Royal Bank of Canada	12/18/15	(3,477)
2,219,765	Canadian Dollar	1,718,515	Royal Bank of Canada	12/18/15	21,372
1,874,777	Canadian Dollar	1,424,498	Societe Generale	12/18/15	(8,882)
1,349,407	Canadian Dollar	1,019,474	State Street Bank London	12/18/15	(12,228)
1,917,536	Canadian Dollar	1,450,536	State Street Bank London	12/18/15	(15,535)
142,673	Canadian Dollar	107,926	State Street Bank London	12/18/15	(1,156)
2,370,220	Canadian Dollar	1,772,230	State Street Bank London	12/18/15	(39,945)
1,870,480	Canadian Dollar	1,409,476	State Street Bank London	12/18/15	(20,618)
2,351,922	Canadian Dollar	1,793,965	State Street Bank London	12/18/15	(4,220)
1,726,353	Canadian Dollar	1,318,747	State Street Bank London	12/18/15	(1,153)
573,102	Euro	641,628	Royal Bank of Canada	12/18/15	10,956
8,621,553	Euro	9,675,452	Royal Bank of Canada	12/18/15	187,830
17,720,461	Euro	19,886,610	Royal Bank of Canada	12/18/15	386,060
84,733	Euro	95,147	Royal Bank of Canada	12/18/15	1,903
104,422	Euro	117,256	Royal Bank of Canada	12/18/15	2,345
104,066	Euro	117,795	Royal Bank of Canada	12/18/15	3,275
2,176,665	Euro	2,463,822	Royal Bank of Canada	12/18/15	68,502
142,799	Euro	161,638	Royal Bank of Canada	12/18/15	4,494
543,223	Euro	617,943	Royal Bank of	12/18/15	20,151
				Canada
1,347,459	Euro	1,510,841	Societe Generale	12/18/15	28,025
832,146	Euro	944,278	Societe Generale	12/18/15	28,539
343,709	Euro	393,975	Societe Generale	12/18/15	15,740
32,298	Euro	37,021	Societe Generale	12/18/15	1,479
2,838,528	Euro	3,197,329	Societe Generale	12/18/15	73,660

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
86,517	Euro	$97,412	Societe Generale	12/18/15	$2,204
67,954	Euro	74,843	Societe Generale	12/18/15	63
183,353	Euro	202,200	Societe Generale	12/18/15	429
134,703	Euro	148,550	Societe Generale	12/18/15	315
482,617	Euro	531,538	Societe Generale	12/18/15	440
88,215	Euro	99,013	State Street Bank London	12/18/15	1,937
2,648,927	Euro	2,989,579	State Street Bank London	12/18/15	74,557
1,043,940	Euro	1,184,392	State Street Bank London	12/18/15	35,584
405,177	Euro	457,421	State Street Bank London	12/18/15	11,542
2,956,586	Euro	3,350,592	State Street Bank London	12/18/15	97,006
123,786	Euro	140,282	State Street Bank London	12/18/15	4,061
309,562	Euro	347,454	State Street Bank London	12/18/15	6,796
1,715,033	Euro	1,950,850	State Street Bank London	12/18/15	63,535
645,656	Euro	727,241	State Street Bank London	12/18/15	16,726
131,021	Euro	146,242	State Street Bank London	12/18/15	2,060
1,185,325	Euro	1,349,666	State Street Bank London	12/18/15	45,270
296,885	Euro	338,047	State Street Bank London	12/18/15	11,339
63,867	Euro	72,722	State Street Bank London	12/18/15	2,439
40,850	Euro	46,294	State Street Bank London	12/18/15	1,340
157,757	Euro	176,128	State Street Bank London	12/18/15	2,524
834,758	Euro	931,966	State Street Bank London	12/18/15	13,353
45,116	Euro	49,483	State Street Bank London	12/18/15	(165)
1,405,275	Pound Sterling	2,125,345	Royal Bank of Canada	12/18/15	(40,593)
120,371,168	Japanese Yen	1,004,644	Royal Bank of Canada	12/18/15	6,400
51,570,932	Japanese Yen	435,823	Royal Bank of Canada	12/18/15	8,143

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
79,709,507	Japanese Yen	$669,007	Royal Bank of Canada	12/18/15	$7,972
57,417,803	Japanese Yen	480,920	Societe Generale	12/18/15	4,751
84,177,277	Japanese Yen	703,423	Societe Generale	12/18/15	5,337
156,834,656	Japanese Yen	1,301,891	Societe Generale	12/18/15	1,254
66,845,473	Japanese Yen	554,849	State Street Bank London	12/18/15	497
41,066,403	Japanese Yen	340,174	State Street Bank London	12/18/15	(392)
69,032,105	Japanese Yen	577,389	State Street Bank London	12/18/15	4,903
58,980,555	Japanese Yen	491,904	State Street Bank London	12/18/15	2,775
1,820,909	Mexican Peso	107,373	Royal Bank of Canada	12/18/15	(2,512)
48,300,544	Mexican Peso	2,845,058	State Street Bank London	12/18/15	(69,719)
18,731,910	Mexican Peso	1,103,370	State Street Bank London	12/18/15	(27,038)
154,166	Mexican Peso	9,081	State Street Bank London	12/18/15	(223)
2,000,140	Mexican Peso	120,649	State Street Bank London	12/18/15	(53)
190,469	New Zealand Dollar	119,699	Royal Bank of Canada	12/18/15	(8,851)
1,431,712	New Zealand Dollar	908,456	Royal Bank of Canada	12/18/15	(57,829)
1,707,230	New Zealand Dollar	1,101,402	Royal Bank of Canada	12/18/15	(50,833)
2,435,748	New Zealand Dollar	1,602,822	Royal Bank of Canada	12/18/15	(41,102)
1,037,375	New Zealand Dollar	701,415	Royal Bank of Canada	12/18/15	1,275
297,809	New Zealand Dollar	201,362	Royal Bank of Canada	12/18/15	366
1,150,317	New Zealand Dollar	727,261	Societe Generale	12/18/15	(49,105)
830,839	New Zealand Dollar	521,719	Societe Generale	12/18/15	(39,027)
440,878	New Zealand Dollar	281,419	Societe Generale	12/18/15	(16,137)
1,552,330	New Zealand Dollar	977,474	Societe Generale	12/18/15	(70,217)
2,448,940	New Zealand Dollar	1,647,003	Societe Generale	12/18/15	(5,824)
1,090,219	New Zealand Dollar	680,024	State Street Bank London	12/18/15	(55,782)
24,285,828	New Zealand Dollar	15,148,285	State Street Bank London	12/18/15	(1,242,592)
1,251,051	New Zealand Dollar	786,286	State Street Bank London	12/18/15	(58,068)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
487,229	New Zealand Dollar	$306,759	State Street Bank London	12/18/15	$(22,079)
1,222,016	New Zealand Dollar	772,559	State Street Bank London	12/18/15	(52,199)
443,070	New Zealand Dollar	283,786	State Street Bank London	12/18/15	(15,249)
6,192,813	New Zealand Dollar	4,122,289	State Street Bank London	12/18/15	(57,335)
1,577,347	New Zealand Dollar	1,068,003	State Street Bank London	12/18/15	3,427
1,373,977	New Zealand Dollar	926,111	State Street Bank	12/18/15	(1,207)
				London
10,836,321	Norwegian Krone	1,323,605	Royal Bank of Canada	12/18/15	49,181
3,780,686	Norwegian Krone	468,498	Royal Bank of Canada	12/18/15	23,864
7,320,998	Norwegian Krone	866,089	Societe Generale	12/18/15	5,090
5,079,826	Norwegian Krone	622,928	Societe Generale	12/18/15	25,506
1,766,835	Norwegian Krone	215,460	State Street Bank London	12/18/15	7,668
10,328,855	Norwegian Krone	1,265,779	State Street Bank London	12/18/15	51,036
5,045,956	Norwegian Krone	607,413	State Street Bank London	12/18/15	13,975
4,883,622	Norwegian Krone	576,052	State Street Bank London	12/18/15	1,705
5,761,959	Norwegian Krone	689,578	State Street Bank London	12/18/15	11,933
8,264,399	Norwegian Krone	998,056	State Street Bank London	12/18/15	26,107
1,716,207	Pound Sterling	2,657,311	Royal Bank of Canada	12/18/15	12,137
27,765	Pound Sterling	42,990	Royal Bank of Canada	12/18/15	196
267,773	Pound Sterling	413,149	Royal Bank of Canada	12/18/15	433
641,217	Pound Sterling	996,066	Societe Generale	12/18/15	7,764
25,525	Pound Sterling	38,968	Societe Generale	12/18/15	(374)
3,236,680	Pound Sterling	4,990,961	State Street Bank London	12/18/15	2,294
2,681,615	Pound Sterling	4,135,050	State Street Bank London	12/18/15	1,901
395,607	Pound Sterling	609,646	State Street Bank London	12/18/15	(99)
958,426	Pound Sterling	1,488,632	State Street Bank London	12/18/15	11,419

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
204,557	Pound Sterling	$318,238	State Street Bank London	12/18/15	$2,956
988,763	Pound Sterling	1,519,744	State Street Bank London	12/18/15	(4,228)
148,772	Pound Sterling	225,918	State Street Bank London	12/18/15	(3,383)
3,000	Pound Sterling	4,557	State Street Bank London	12/18/15	(67)
402,463	Pound Sterling	622,379	State Street Bank London	12/18/15	2,066
1,856,812	Pound Sterling	2,858,191	State Street Bank London	12/18/15	(3,697)
166,917	Pound Sterling	255,330	State Street Bank London	12/18/15	(1,938)
2,078,244	South African Rand	148,538	State Street Bank London	12/18/15	(442)
29,146,854	South African Rand	2,083,213	State Street Bank London	12/18/15	(6,191)
5,805,026	Swedish Krona	706,845	Royal Bank of Canada	12/18/15	26,645
15,705	Swedish Krona	1,877	Societe Generale	12/18/15	37
5,481,939	Swedish Krona	654,535	Societe Generale	12/18/15	12,192
17,987,633	Swedish Krona	2,214,305	Societe Generale	12/18/15	106,616
3,473,149	Swedish Krona	418,039	State Street Bank London	12/18/15	11,075
6,534,642	Swedish Krona	792,830	State Street Bank London	12/18/15	27,138
3,682,452	Swedish Krona	439,015	State Street Bank London	12/18/15	7,526
1,914,513	Swedish Krona	228,802	State Street Bank London	12/18/15	4,470
12,142,564	Swedish Krona	1,447,611	State Street Bank London	12/18/15	24,814
529,657	Swiss Franc	545,356	Royal Bank of Canada	12/18/15	8,685
11,704,318	Swiss Franc	12,028,486	Societe Generale	12/18/15	169,174
270,745	Swiss Franc	279,865	Societe Generale	12/18/15	5,535
152,906	Swiss Franc	160,310	Societe Generale	12/18/15	5,379
419,119	Swiss Franc	424,885	Societe Generale	12/18/15	216
808,565	Swiss Franc	831,888	State Street Bank London	12/18/15	12,615
541,529	Swiss Franc	560,102	State Street Bank London	12/18/15	11,402
267,875	Swiss Franc	277,344	State Street Bank London	12/18/15	5,921
153,676	Swiss Franc	158,961	State Street Bank London	12/18/15	3,250

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
203,024	Swiss Franc	$209,052	State Street Bank London	12/18/15	$3,339
339,260	Swiss Franc	349,727	State Street Bank London	12/18/15	5,975
145,495	Swiss Franc	151,612	State Street Bank London	12/18/15	4,191
208,082	Swiss Franc	218,063	State Street Bank London	12/18/15	7,226
275,622	Swiss Franc	278,266	State Street Bank London	12/18/15	(1,006)
2,617,697	Swiss Franc	2,660,715	State Street Bank London	12/18/15	8,354
Total					$(314,772)

For the year ended October 31, 2015, Unconstrained Bond's investments in forward contracts had an average notional value of $116,896,378.

Options on exchange-traded financial futures contracts: A Fund may write or purchase options on exchange-traded financial futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific financial futures contract.

During the year ended October 31, 2015, Unconstrained Bond used futures options to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to adjust the duration of the Fund's portfolio.

At October 31, 2015, there were no open positions in futures options for Unconstrained Bond.

For the year ended October 31, 2015, Unconstrained Bond had an average market value of $28,020 in futures options.

At October 31, 2015, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	$34,148	$—	$43,581	$77,729
Total Value—Assets		$34,148	$—	$43,581	$77,729

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	$697,990	$—	$1,169,444	$1,867,434
Total Value—Assets		$697,990	$—	$1,169,444	$1,867,434
Unconstrained Bond
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Centrally Cleared Credit Default Swaps	Receivable/Payable for variation margin on centrally cleared credit default swap contracts(2)	$—	$422,742	$—	$422,742
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	181,622	—	—	181,622
Forward Contracts	Receivable for forward foreign currency contracts	—	—	3,171,740	3,171,740
Total Value—Assets		$181,622	$422,742	$3,171,740	$3,776,104

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	$(294,998)	$—	$(306,526)	$(601,524)
Total Value—Liabilities		$(294,998)	$—	$(306,526)	$(601,524)
Strategic Income
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	$(4,390,601)	$—	$(2,465,792)	$(6,856,393)
Total Value—Liabilities		$(4,390,601)	$—	$(2,465,792)	$(6,856,393)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Centrally Cleared Credit Default Swaps	Receivable/Payable for variation margin on centrally cleared credit default swap contracts(2)	$—	$—	$—	$—
Financial Futures	Receivable/Payable for variation margin on financial futures contracts(1)	(2,224,856)	—	—	(2,224,856)
Forward Contracts	Payable for forward foreign currency contracts	—	—	(3,948,944)	(3,948,944)
Total Value—Liabilities		$(2,224,856)	$—	$(3,948,944)	$(6,173,800)

(1)  "Financial Futures" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2015, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

(2)  "Centrally Cleared Credit Default Swaps" reflects cumulative unrealized appreciation (depreciation). Only the current day's variation margin on open centrally cleared credit default swaps is reported within the Statement of Assets and Liabilities as "Receivable/Payable for variation margin on centrally cleared credit default swap contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Financial Futures	Net realized gain (loss) on: financial futures contracts	$(499,269)	$—	$1,789,594	$1,290,325
Total Realized Gain (Loss)		$(499,269)	$—	$1,789,594	$1,290,325
Strategic Income
Financial Futures	Net realized gain (loss) on: financial futures contracts	$(18,607,664)	$—	$23,425,201	$4,817,537
Total Realized Gain (Loss)		$(18,607,664)	$—	$23,425,201	$4,817,537

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Swap Contracts	Net realized gain (loss) on: swap contracts	$—	$(467,727)	$—	$(467,727)
Financial Futures	Net realized gain (loss) on: financial futures contracts	(2,544,060)	—	—	(2,544,060)
Forward Contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	3,500,609	3,500,609
Futures Options	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(41,416)	(41,416)
Total Realized Gain (Loss)		$(2,544,060)	$(467,727)	$3,459,193	$447,406

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Financial Futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$58,307	$—	$(469,648)	$(411,341)
Total Change in Appreciation (Depreciation)		$58,307	$—	$(469,648)	$(411,341)
Strategic Income
Financial Futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(469,945)	$—	$(5,319,380)	$(5,789,325)
Total Change in Appreciation (Depreciation)		$(469,945)	$—	$(5,319,380)	$(5,789,325)
Unconstrained Bond
Swap Contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$—	$422,445	$—	$422,445
Financial Futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(1,906,801)	—	—	(1,906,801)
Forward Contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	—	(840,271)	(840,271)
Total Change in Appreciation (Depreciation)		$(1,906,801)	$422,445	$(840,271)	$(2,324,627)

Management has concluded that the Funds, except Core Bond, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2015 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable only to Unconstrained Bond at October 31, 2015. Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross on the Statements of Assets and Liabilities. The following tables present Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Unconstrained Bond for assets and pledged by Unconstrained Bond for liabilities as of October 31, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Forward Contracts	$3,171,740	$—	$3,171,740
Total	$3,171,740	$—	$3,171,740

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Royal Bank of Canada	$918,766	$(886,986)	$—	$31,780
Societe Generale	653,000	(383,270)	—	269,730
State Street Bank London	1,599,974	(1,599,974)	—	—
Total	$3,171,740	$(2,870,230)	$—	$301,510

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Forward Contracts	$(3,948,944)	$—	$(3,948,944)
Total	$(3,948,944)	$—	$(3,948,944)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Royal Bank of Canada	$(886,986)	$886,986	$—	$—
Societe Generale	(383,270)	383,270	—	—
State Street Bank London	(2,678,688)	1,599,974	—	(1,078,714)
Total	$(3,948,944)	$2,870,230	$—	$(1,078,714)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Unconstrained Bond to each counterparty as of October 31, 2015.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2015, Strategic Income invested in Neuberger Berman Emerging Markets Debt Fund (an "Underlying Fund") (see Note F).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2015, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2015, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2015, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$847,824	$8,223,165

16  Unfunded Loan Commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2015, the value of unfunded loan commitments was approximately $123,000 for Floating Rate Income, approximately $60,653,000 for High Income, approximately $3,727,000 for Short Duration High Income and approximately $99,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 3.27%, due 1/23/17	$124	$123
High Income (000's omitted)
Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$33,437	$33,437
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	27,216	27,216

Short Duration High Income (000's omitted)
Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$2,055	$2,055
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	1,672	1,672
Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 3.27%, due 1/23/17	$99	$99

17  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the period ended October 31, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25%, 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's, New York Municipal Income's and Short Duration's average daily net assets, respectively. For such investment management services, Municipal High Income pays Management a fee at the annual rate of 0.40% of the first $500 million of the Fund's average daily net assets, 0.375% of the next $500 million, 0.35% of the next $500 million, 0.325% of the next $500 million, and 0.30% of average daily net assets in excess of $2 billion. Accordingly, for the period ended October 31, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of Municipal High Income's average daily net assets. For such investment management services, Floating Rate Income, High Income, Short Duration High Income, Strategic Income and Unconstrained Bond each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, 0.55% (0.51% after management fee waiver (see Note A) and 0.45% (0.60% prior to February 28, 2015), respectively, of its average daily net assets. Accordingly, for the period ended October 31, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.47% of Unconstrained Bond's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2015, there was no repayment to Management under these agreements.

At October 31, 2015, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2013		2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018
Core Bond Investor Class	0.85%		10/31/21	$35,806		$37,651	$37,823
Core Bond Institutional Class	0.45%		10/31/21	298,036		271,338	344,490
Core Bond Class A	0.85%		10/31/21	61,747		54,386	49,985
Core Bond Class C	1.60%		10/31/21	9,196		6,947	4,855
Floating Rate Income Institutional Class	0.70%		10/31/18	367,105		387,613	431,633
Floating Rate Income Class A	1.07%		10/31/21	63,435		51,780	40,330
Floating Rate Income Class C	1.82%		10/31/21	34,681		43,276	44,278
High Income Investor Class	1.00%		10/31/18	—		—	—
High Income Institutional Class	0.75%		10/31/18	—		—	—
High Income Class A	1.12%		10/31/18	—		—	—
High Income Class C	1.87%		10/31/18	—		—	—
High Income Class R3	1.37%		10/31/18	—		—	—
High Income Class R6	0.68%		10/31/18	—	(3)	—	—
Municipal High Income Institutional Class	0.50%	(2)	2/28/17(8)	—		—	229,181	(7)
Municipal High Income Class A	0.87%	(2)	2/28/17(8)	—		—	21,634	(7)
Municipal High Income Class C	1.62%	(2)	2/28/17(8)	—		—	6,990	(7)
Municipal Intermediate Bond Investor Class	0.65%		10/31/18	36,412		34,091	31,910
Municipal Intermediate Bond Institutional Class	0.50%		10/31/18	220,175		225,784	213,054
Municipal Intermediate Bond Class A	0.87%		10/31/18	9,915		11,332	7,646
Municipal Intermediate Bond Class C	1.62%		10/31/18	3,722		3,742	3,595
New York Municipal Income Institutional Class	1.00%		10/31/18	—	(4)	—	—
Short Duration Investor Class	0.70%		10/31/18	172,377		157,140	171,145
Short Duration Trust Class	0.80%		10/31/18	25,172		19,252	19,267

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2013	2014		2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017		2018
Short Duration Institutional Class	0.50%		10/31/18	$105,939	$103,260		$145,815
Short Duration Class A	0.87%		10/31/18	19,994	37,232		28,843
Short Duration Class C	1.62%		10/31/18	8,495	10,870		10,195
Short Duration High Income Institutional Class	0.75%		10/31/18	264,663	163,582		123,667
Short Duration High Income Class A	1.12%		10/31/18	3,831	3,233		2,835
Short Duration High Income Class C	1.87%		10/31/18	1,999	495		358
Strategic Income Trust Class	1.10%		10/31/18	25,620	23,397		17,124
Strategic Income Institutional Class	0.75%		10/31/21	418,813	337,730		342,600
Strategic Income Class A	1.15%		10/31/21	194,057	105,929		72,397
Strategic Income Class C	1.85%		10/31/21	185,562	129,187		105,468
Strategic Income Class R6	0.68%		10/31/18	4,189 (3)	29,520		53,265
Unconstrained Bond Institutional Class	0.65	%(2)(6)	10/31/18	—	224,918	(5)	481,373
Unconstrained Bond Class A	1.02	%(2)(6)	10/31/18	—	76,023	(5)	24,942
Unconstrained Bond Class C	1.77	%(2)(6)	10/31/18	—	12,156	(5)	4,379
Unconstrained Class R6	0.58	%(2)(6)	10/31/18	—	75,757	(5)	23,944

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(3)  Period from March 15, 2013 to October 31, 2013.

(4)  Period from March 11, 2013 to October 31, 2013.

(5)  Period from February 13, 2014 to October 31, 2014.

(6)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6.

(7)  Period from June 22, 2015 to October 31, 2015.

(8)  From March 1, 2017 to October 31, 2018, the contractual expense limitation is 0.60%, 0.97% and 1.72% for Institutional Class, Class A and Class C.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, Municipal High Income, New York Municipal Income and Short Duration High Income, is retained by Management to choose each fund's investments and handle its day-to-day business and receives a monthly fee paid by Management. NBFI and Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to Unconstrained Bond, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$659	$—	$—	$—
Core Bond Class C	—	486	—	—
Floating Rate Income Class A	1,709	—	—	—
Floating Rate Income Class C	—	8,670	—	—
High Income Class A	14,723	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
High Income Class C	$—	$4,860	$—	$—
Municipal High Income Class A	—	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Intermediate Bond Class A	1,129	—	—	—
Municipal Intermediate Bond Class C	—	30,816	—	—
Short Duration Class A	638	—	—	—
Short Duration Class C	—	466	—	—
Short Duration High Income Class A	438	—	—	—
Short Duration High Income Class C	—	111	—	—
Strategic Income Class A	26,853	—	—	—
Strategic Income Class C	—	39,387	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Core Bond	$42,530
Floating Rate Income	35,895
High Income	123,284
Short Duration	3,625
Short Duration High Income	1,299
Strategic Income	66,582

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding credit default swaps, forward contracts, purchased options and financial futures) for the year ended October 31, 2015, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$588,621,927	$123,998,129	$547,570,988	$89,890,298
Floating Rate Income	—	160,304,740	—	255,191,844
High Income	—	1,758,467,956	—	1,860,780,641
Municipal High Income	—	36,356,991	—	8,014,310
Municipal Intermediate Bond	—	34,410,442	—	39,985,493
New York Municipal Income	—	10,683,554	—	16,933,882
Short Duration	33,208,886	15,412,800	29,323,441	23,559,837
Short Duration High Income	—	125,734,023	—	96,321,455
Strategic Income	8,505,263,970	1,439,479,938	8,174,171,027	910,649,322
Unconstrained Bond	84,852,234	135,883,014	34,135,438	32,521,079

Note D — Fund Share Transactions:

Share activity for the years ended October 31, 2015 and October 31, 2014 was as follows:

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	111	29	(238)	(98)	241	27	(274)	(6)
Institutional Class	11,181	467	(4,578)	7,070	4,532	306	(4,769)	69
Class A	1,038	76	(1,210)	(96)	1,314	68	(1,257)	125
Class C	103	2	(111)	(6)	33	3	(188)	(152)
Floating Rate Income:
Institutional Class	11,136	974	(17,742)	(5,632)	18,461	1,396	(26,265)	(6,408)
Class A	527	69	(1,894)	(1,298)	1,378	138	(5,337)	(3,821)
Class C	293	44	(1,275)	(938)	773	59	(2,168)	(1,336)
High Income:
Investor Class	2,631	1,485	(11,403)	(7,287)	6,080	2,369	(12,088)	(3,639)
Institutional Class	146,068	10,956	(143,618)	13,406	144,109	12,045	(130,138)	26,016
Class A	11,290	1,224	(34,241)	(21,727)	17,082	2,831	(27,260)	(7,347)
Class C	393	153	(1,906)	(1,360)	1,129	240	(1,447)	(78)
Class R3	238	47	(440)	(155)	447	70	(610)	(93)
Class R6	28,205	5,801	(21,249)	12,757	34,585	5,592	(13,737)	26,440
Municipal High Income:
Institutional Class(2)	3,784	9	(1,529)	2,264	—	—	—	—
Class A(2)	537	2	(43)	496	—	—	—	—
Class C(2)	50	—	—	50	—	—	—	—
Municipal Intermediate Bond:
Investor Class	42	27	(160)	(91)	118	37	(322)	(167)
Institutional Class	1,283	232	(1,310)	205	1,288	297	(1,630)	(45)
Class A	131	7	(568)	(430)	576	10	(272)	314
Class C	134	1	(74)	61	25	1	(32)	(6)

	For the Year Ended October 31, 2015					For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
New York Municipal Income:
Institutional Class	37	88		(328)	(203)	67	92	(325)	(166)
Short Duration:
Investor Class	385	38		(501)	(78)	235	48	(518)	(235)
Trust Class	36	4		(77)	(37)	81	5	(176)	(90)
Institutional Class	2,609	39		(2,398)	250	2,603	33	(1,304)	1,332
Class A	263	4		(596)	(329)	635	5	(586)	54
Class C	222	0	[z]	(228)	(6)	164	1	(187)	(22)
Short Duration High Income:
Institutional Class	5,423	901		(3,299)	3,025	12,341	672	(1,737)	11,276
Class A	75	9		(151)	(67)	307	8	(73)	242
Class C	16	1		(27)	(10)	30	1	(13)	18
Strategic Income:
Trust Class	1,441	171		(1,055)	557	1,262	146	(964)	444
Institutional Class	74,035	3,534		(44,137)	33,432	54,379	2,074	(30,402)	26,051
Class A	22,304	1,020		(17,311)	6,013	14,160	733	(15,358)	(465)
Class C	6,156	360		(4,011)	2,505	3,861	283	(4,990)	(846)
Class R6	8,046	724		(562)	8,208	11,472	251	(83)	11,640
Unconstrained Bond:
Institutional Class	21,365	111		(3,646)	17,830	2,325	42	(28)	2,339 (1)
Class A	111	10		(821)	(700)	704	12	—	716 (1)
Class C	17	1		(100)	(82)	100	1	—	101 (1)
Class R6	14	11		(722)	(697)	700	14	—	714 (1)

(1)  Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

(2)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

z  A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Note E—Lines of Credit:

At October 31, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, each Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through October 31, 2015, none of the Funds utilized this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from November 1, 2014 through January 9, 2015, each Fund other than Neuberger Berman Municipal High Income Fund, which was not yet operational, was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended October 31, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2015	Value October 31, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Debt Fund Institutional Class	17,950,340	929,624	4,802,025	14,077,939	$118,361,212	$8,390,896	$(7,035,542)

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

Other: At October 31, 2015, Neuberger Berman Flexible Select Fund, which is also managed by Management, held 3.04% and 1.55% of the outstanding shares of Core Bond and Unconstrained Bond, respectively. At October 31, 2015, Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund) and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.18 % and 0.56 % of the outstanding shares of Floating Rate Income, respectively. At October 31, 2015, Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund), Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.05%, 0.04% and 0.07% of the outstanding shares of High Income, respectively.

In addition, at October 31, 2015, affiliated investors owned 19.08%, 0.01% and 0.05% of the outstanding shares of Municipal High Income, Short Duration High Income and Unconstrained Bond, respectively.

Note G—Legal Matters:

On June 1, 2015, Neuberger Berman High Income Bond Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (REG). In addition to the fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Preference Period") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfers"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants during the Preference Period (plus interest) under Section 547 of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. Neuberger Berman High Income Bond Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the fund, the payment of such judgment or settlement could have an adverse effect on the fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time.

Note H—Recent Accounting Pronouncement:

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. At this time, Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures. ASU 2014-11 is effective for Municipal High Income as of October 31, 2015; however, no additional disclosure was necessary.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
Institutional Class
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
Class A
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
Class C
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2015	$—	$10.37	1.28%	$12.5	1.14%	0.85%	2.08%	240%[a]
10/31/2014	$0.00	$10.50	3.74%[b]	$13.7	1.13%	0.85%	2.10%	307%[a]
10/31/2013	$—	$10.35	(2.11)%	$13.5	1.10%	0.85%	1.51%	346%[a]
10/31/2012	$—	$11.04	6.74%	$16.3	1.08%	0.85%	1.69%	360%[a]
10/31/2011	$—	$10.79	4.41%	$15.7	1.12%	0.85%	2.18%	379%[a]
Institutional Class
10/31/2015	$—	$10.39	1.69%	$240.3	0.61%	0.45%	2.49%	240%[a]
10/31/2014	$0.00	$10.52	4.16%[b]	$169.0	0.63%	0.45%	2.49%	307%[a]
10/31/2013	$—	$10.37	(1.71)%	$165.9	0.61%	0.45%	1.90%	346%[a]
10/31/2012	$—	$11.06	7.16%	$218.9	0.59%	0.45%	2.08%	360%[a]
10/31/2011	$—	$10.81	4.82%	$180.8	0.62%	0.45%	2.58%	379%[a]
Class A
10/31/2015	$—	$10.35	1.18%	$30.5	1.00%	0.85%	2.08%	240%[a]
10/31/2014	$0.00	$10.49	3.75%[b]	$31.9	1.02%	0.85%	2.10%	307%[a]
10/31/2013	$—	$10.34	(2.03)%	$30.1	1.04%	0.85%	1.49%	346%[a]
10/31/2012	$—	$11.02	6.75%	$47.3	0.99%	0.85%	1.61%	360%[a]
10/31/2011	$—	$10.77	4.32%	$26.3	1.01%	0.85%	2.18%	379%[a]
Class C
10/31/2015	$—	$10.36	0.43%	$3.4	1.75%	1.60%	1.33%	240%[a]
10/31/2014	$0.00	$10.50	2.97%[b]	$3.5	1.77%	1.60%	1.34%	307%[a]
10/31/2013	$—	$10.35	(2.76)%	$5.0	1.75%	1.60%	0.75%	346%[a]
10/31/2012	$—	$11.03	5.95%	$7.0	1.74%	1.60%	0.86%	360%[a]
10/31/2011	$—	$10.78	3.54%	$4.4	1.77%	1.60%	1.43%	379%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Class A
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Class C
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
High Income Bond Fund
Investor Class
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
Institutional Class
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%	0.70%	3.96%	44%
10/31/2014	$0.00	$10.11	2.01%[b]	$358.6	0.78%	0.70%	3.75%	77%
10/31/2013	$—	$10.29	4.96%	$430.7	0.81%	0.70%	4.06%	78%
10/31/2012	$—	$10.22	8.73%	$241.5	0.91%	0.70%	5.26%	112%
10/31/2011	$—	$9.91	3.16%	$181.5	0.95%	0.70%	5.39%	147%
Class A
10/31/2015	$—	$9.85	1.00%	$21.1	1.22%	1.07%	3.61%	44%
10/31/2014	$0.00	$10.11	1.64%[b]	$34.8	1.16%	1.07%	3.39%	77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%	1.07%	3.66%	78%
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%	1.07%	4.87%	112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%	1.07%	5.00%	147%
Class C
10/31/2015	$—	$9.86	0.35%	$27.2	1.96%	1.82%	2.86%	44%
10/31/2014	$0.00	$10.11	0.88%[b]	$37.4	1.91%	1.82%	2.64%	77%
10/31/2013	$—	$10.29	3.78%	$51.8	1.93%	1.82%	2.85%	78%
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%	1.82%	4.10%	112%
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%	1.82%	4.22%	147%
High Income Bond Fund
Investor Class
10/31/2015	$—	$8.50	(2.61)%	$182.1	0.83%	0.83%	5.42%	54%
10/31/2014	$0.00	$9.28	4.24%[b]	$266.4	0.83%	0.83%	5.35%	60%
10/31/2013	$—	$9.63	9.10%	$311.5	0.84%	0.84%	5.80%	80%
10/31/2012	$—	$9.46	12.17%	$340.5	0.84%	0.84%	6.29%	82%
10/31/2011	$—	$9.06	3.09%	$309.2	0.86%	0.86%	6.92%	88%
Institutional Class
10/31/2015	$—	$8.51	(2.46)%	$2,056.5	0.69%	0.69%	5.56%	54%
10/31/2014	$0.00	$9.29	4.38%[b]	$2,120.4	0.69%	0.69%	5.48%	60%
10/31/2013	$—	$9.64	9.14%	$1,949.6	0.69%	0.69%	5.94%	80%
10/31/2012	$—	$9.48	12.44%	$2,306.1	0.70%	0.70%	6.42%	82%
10/31/2011	$—	$9.07	3.23%	$1,514.7	0.73%	0.73%§	6.93%	88%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
Class C
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
Class R3
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
Class R6
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
10/31/2015	$—	$8.50	(2.86)%	$102.1	1.08%		1.08%		5.18%		54%
10/31/2014	$0.00	$9.28	3.98%[b]	$313.0	1.08%		1.08%		5.10%		60%
10/31/2013	$—	$9.63	8.83%	$395.6	1.09%		1.09%		5.56%		80%
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%		1.08%		6.01%		82%
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%		1.12	%§	6.64%		88%
Class C
10/31/2015	$—	$8.51	(3.55)%	$40.7	1.81%		1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[b]	$57.1	1.82%		1.82%		4.36%		60%
10/31/2013	$—	$9.64	7.91%	$60.0	1.83%		1.83%		4.82%		80%
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%		1.85	%§	5.25%		82%
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%		1.87%		5.82%		88%
Class R3
10/31/2015	$—	$8.50	(3.08)%	$7.5	1.32%		1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[b]	$9.6	1.31%		1.31%		4.87%		60%
10/31/2013	$—	$9.63	8.46%	$10.9	1.32%		1.32%		5.30%		80%
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%		1.35	%§	5.73%		82%
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%		1.37	%§	6.32%		88%
Class R6
10/31/2015	$—	$8.51	(2.39)%	$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[b]	$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34%**	$535.0	0.62	%*	0.62	%*	5.95	%*	80%^^
Municipal High Income Fund
Institutional Class
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27%**	$22.9	2.34	%*Ø	0.50	%*Ø	3.64	%*Ø	37%**
Class A
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%**	$5.0	2.94	%*Ø	0.86	%*Ø	3.41	%*Ø	37%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund (cont'd)
Class C
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Intermediate Bond Fund
Investor Class
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
Institutional Class
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Class A
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Class C
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund (cont'd)
Class C
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%**	$0.5	4.28	%*Ø	1.58	%*Ø	2.38	%*Ø	37%**
Municipal Intermediate Bond Fund
Investor Class
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%		0.65%		2.18%		57%
10/31/2012	$—	$12.07	7.49%	$20.8	0.88%		0.65%		2.55%		54%
10/31/2011	$—	$11.58	3.53%	$116.4	0.98%		0.65%		3.10%		79%
Institutional Class
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%		0.50%		2.45%		47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%		0.50%		2.34%		57%
10/31/2012	$—	$12.06	7.65%	$124.7	0.70%		0.50%		2.53%		54%
10/31/2011	$—	$11.57	3.60%	$6.8	0.77%		0.50%		3.19%		79%
Class A
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%		0.87%		2.07%		47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%		0.87%		1.96%		57%
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%		0.87%		2.11%		54%
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%		0.87%		2.91%		79%
Class C
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%		1.62%		1.24%		22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%		1.62%		1.33%		47%
10/31/2013	$—	$11.57	(2.25)%	$1.5	1.86%		1.62%		1.21%		57%
10/31/2012	$—	$12.06	6.37%	$1.5	1.95%		1.62%		1.44%		54%
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%		1.62%		1.99%		79%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
New York Municipal Income Fund
Institutional ClassØØ
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/29/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
Short Duration Bond Fund
Investor Class
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
Trust Class
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
Institutional Class
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Class A
10/31/2015	$7.55	$(0.00	)@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
New York Municipal Income Fund
Institutional ClassØØ
10/31/2015	$—	$17.60	1.99%		$63.6	0.89%	0.89%	2.42%	17%
10/31/2014	$—	$17.72	6.15%		$67.7	0.87%	0.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%**	$68.3	0.86%*	0.86%*	2.64%*	52%**
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/29/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$—	$17.40	1.08%		$38.2	1.16%	1.16%	2.07%	25%
Short Duration Bond Fund
Investor Class
10/31/2015	$—	$7.87	0.44%		$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[b]		$30.7	1.20%	0.70%	0.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	0.70%	0.67%	86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	0.70%	1.50%	74%
10/31/2011	$—	$7.88	0.20%		$44.1	1.25%	0.71%	1.93%	84%
Trust Class
10/31/2015	$—	$7.50	0.30%		$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[b]		$3.3	1.35%	0.80%	0.76%	71%
10/31/2013	$—	$7.60	0.77%		$4.0	1.35%	0.80%	0.57%	86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	0.80%	1.40%	74%
10/31/2011	$—	$7.51	0.10%		$6.4	1.41%	0.80%	1.83%	84%
Institutional Class
10/31/2015	$—	$7.87	0.64%		$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[b]		$28.5	1.00%	0.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%		$18.1	0.98%	0.50%	0.87%	86%
10/31/2012	$—	$8.02	4.30%		$22.2	0.98%	0.51%	1.65%	74%
10/31/2011	$—	$7.88	0.40%		$17.9	1.03%	0.51%	2.09%	84%
Class A
10/31/2015	$—	$7.49	0.10%		$4.1	1.41%	0.87%	(0.03)%	75%
10/31/2014	$0.00	$7.55	0.45%[b]		$6.7	1.36%	0.87%	0.66%	71%
10/31/2013	$—	$7.60	0.83%		$6.3	1.37%	0.87%	0.50%	86%
10/31/2012	$—	$7.64	3.87%		$2.3	1.41%	0.88%	1.07%	74%
10/31/2011	$—	$7.51	(0.10)%		$0.2	1.50%	0.87%	1.75%	84%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class C
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Short Duration High Income Fund
Institutional Class
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class C
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%		1.62%		(0.79)%		75%
10/31/2014	$0.00	$7.55	(0.43)%[b]	$2.0	2.12%		1.62%		(0.05)%		71%
10/31/2013	$—	$7.61	0.08%	$2.2	2.13%		1.62%		(0.24)%		86%
10/31/2012	$—	$7.65	3.23%	$1.7	2.12%		1.63%		0.51%		74%
10/31/2011	$—	$7.51	(0.84)%	$1.0	2.17%		1.62%		0.97%		84%
Short Duration High Income Fund
Institutional Class
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%		0.75%		4.05%		45%
10/31/2014	$0.00	$10.05	2.81%[b]	$214.9	0.85%		0.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%	$102.9	1.18%		0.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.38%**	$25.0	4.24	%*Ø	0.71	%*Ø	3.24	%*Ø	35%**
Class A
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%		1.12%		3.68%		45%
10/31/2014	$0.00	$10.05	2.34%[b]	$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%	$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.36%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**
Class C
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%		1.87%		2.93%		45%
10/31/2014	$0.00	$10.05	1.57%[b]	$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%	$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35%**
Strategic Income Fund
Trust Class
10/31/2015	$—	$10.79	(1.03)%[d]	$53.1	1.14%		1.06%		2.90%		357%[a]
10/31/2014	$0.00	$11.32	4.95%[b]	$49.4	1.15%		1.05%		3.33%		365%[a]
10/31/2013	$—	$11.18	1.07%	$43.8	1.18%		1.10%		3.22%		384%[a]
10/31/2012	$—	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$—	$10.98	3.60%	$19.4	1.26%		1.10%		3.86%		265%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Institutional Class
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—	$(0.67)
Class A
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
Class C
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—	$(0.55)
Class R6
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Institutional Class
10/31/2015	$—	$10.79	(0.69)%[d]	$1,355.2	0.78%		0.71%		3.25%		357%[a]
10/31/2014	$0.00	$11.32	5.22%[b]	$1,043.0	0.80%		0.70%		3.66%		365%[a]
10/31/2013	$—	$11.19	1.52%	$739.1	0.81%		0.75%		3.57%		384%[a]
10/31/2012	$—	$11.67	11.85%	$526.3	0.84%		0.75%		3.61%		329%[a]
10/31/2011	$—	$10.98	3.96%	$210.8	0.90%		0.75%		4.20%		265%[a]
Class A
10/31/2015	$—	$10.80	(1.08)%[d]	$360.8	1.17%		1.11%		2.84%		357%[a]
10/31/2014	$0.00	$11.33	4.89%[b]	$310.3	1.19%		1.10%		3.28%		365%[a]
10/31/2013	$—	$11.19	1.02%	$311.8	1.21%		1.15%		3.14%		384%[a]
10/31/2012	$—	$11.68	11.39%	$309.1	1.24%		1.15%		3.22%		329%[a]
10/31/2011	$—	$10.99	3.55%	$196.0	1.31%		1.15%		3.79%		265%[a]
Class C
10/31/2015	$—	$10.79	(1.77)%[d]	$202.9	1.91%		1.81%		2.14%		357%[a]
10/31/2014	$0.00	$11.32	4.07%[b]	$184.5	1.93%		1.80%		2.58%		365%[a]
10/31/2013	$—	$11.19	0.40%	$191.7	1.94%		1.85%		2.45%		384%[a]
10/31/2012	$—	$11.67	10.62%	$184.8	1.97%		1.85%		2.52%		329%[a]
10/31/2011	$—	$10.98	2.83%	$120.9	2.03%		1.85%		3.09%		265%[a]
Class R6
10/31/2015	$—	$10.79	(0.62)%[d]	$230.9	0.71%		0.64%		3.32%		357%[a]
10/31/2014	$0.00	$11.32	5.39%[b]	$149.4	0.72%		0.63%		3.69%		365%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09%**	$17.5	0.77	%*	0.68	%*	3.70	%*	384	%^^a
Unconstrained Bond Fund
Institutional Class
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%		0.67%		2.80%		86%
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88%**	$23.1	2.22	%Ø*	0.84	%Ø*	2.94	%Ø*	118	%**
Class A
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%		1.14%		2.73%		86%
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61%**	$7.1	2.62	%Ø*	1.20	%Ø*	2.57	%Ø*	118	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund (cont'd)
Class C
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Unconstrained Bond Fund (cont'd)
Class C
10/31/2015	$—	$9.38	(3.36)%		$0.2	2.50%		1.87%		1.96%		86%
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09	%**	$1.0	3.56	%Ø*	1.93	%Ø*	1.84	%Ø*	118	%**
Class R6
10/31/2015	$—	$9.38	(2.21)%		$0.2	1.32%		0.70%		3.19%		86%
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92	%**	$7.1	2.18	%Ø*	0.77	%Ø*	3.00	%Ø*	118	%**

Notes to Financial Highlights Income Funds

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2012	2011
High Income Bond Fund Investor Class	—	—
High Income Bond Fund Institutional Class	—	0.72%
High Income Bond Fund Class A	—	1.11%
High Income Bond Fund Class C	1.84%	—
High Income Bond Fund Class R3	1.33%	1.36%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a  The portfolio turnover rates not including mortgage dollar roll transactions were 125%, 142%, 139%, 162% and 115%, respectively, for the years ended October 31, 2015, 2014, 2013, 2012 and 2011 for Core Bond, 103%, 124%, 161%, 157% and 122%, respectively, for the years ended October 31, 2015, 2014, 2013, 2012 and 2011 for Strategic Income and 75% for the year ended October 31, 2015 for Unconstrained Bond.

b  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

Ø  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund, five of the series constituting Neuberger Berman Income Funds (the "Funds"), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund, and Neuberger Berman Short Duration High Income Fund, each a series of Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended (with respect to Neuberger Berman Municipal High Income Fund, for the period June 22, 2015 to October 31, 2015), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Municipal High Income Fund, for the period June 22, 2015 to October 31, 2015), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Municipal High Income Fund, for the period June 22, 2015 to October 31, 2015, with respect to Neuberger Berman New York Municipal Income Fund, for each of the two years in the period then ended, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013, and with respect to Neuberger Berman Short Duration High Income Fund, for each of the three years in the period then ended and for the period September 28, 2012 to October 31, 2012). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to Neuberger Berman New York Municipal Income Fund, financial highlights for each of the two years in the period ended February 28, 2012 were audited by other auditors, whose report dated April 16, 2012, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 21, 2015

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and NBEL Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the sub-advisory agreements between Management and Neuberger Berman Fixed Income LLC ("NBFI") (each a "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman New York Municipal Income Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Short Duration High Income Fund, Neuberger Berman Strategic Income Fund, and Neuberger Berman Unconstrained Bond Fund (each a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience, capabilities of, and resources available to, the portfolio management personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. Considering short-, intermediate- and long-term performance enables the Board to evaluate performance in a variety of market conditions. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. With respect to Neuberger Berman Strategic Income Fund, the Board considered that the Fund invests in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission. The Board further considered, for any assets that Neuberger Berman Strategic Income Fund invests in an affiliated underlying fund, Management's undertaking to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board noted that for Funds with small asset levels, the overall expense ratio of each Fund is maintained through expense reimbursements by Management that exceeds the fees that Management receives from the Funds.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below:

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3, 5, and 10-year periods.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was at the median, and the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Fund does not yet have 10-year performance.

•  Neuberger Berman High Income Bond Fund (Institutional Class or Investor Class as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee and actual management fee were both higher than the median. The Board considered that, as compared to its peer group, the Fund's Investor Class performance was higher than the average for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's Investor Class performance was lower for the 1, 3, 5, and 10-year periods. Because the fees for Investor Class are generally higher than they are for Institutional Class, the performance of Institutional Class is generally higher than that of Investor Class.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class or Investor Class as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee and actual management fee net of fees waived by Management were both higher than the median. The Board considered that, as compared to its peer group, the Fund's Investor Class performance was higher than the average for the 1, 3 and 5-year periods and equal to the average for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods, but lower for the 5 and 10-year periods. Because the fees for Investor Class are generally higher than they are for Institutional Class, the performance of Institutional Class is generally higher than that of Investor Class.

•  Neuberger Berman New York Municipal Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. Neuberger Berman assumed the management of this Fund in 2013 and it therefore does not have intermediate- and long-term performance.

•  Neuberger Berman Short Duration Bond Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 10-year periods, but higher than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 10-year periods, but higher for the 3 and 5-year periods.

•  Neuberger Berman Short Duration High Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2013 and therefore does not have intermediate- and long-term performance.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3, 5, and 10-year periods.

•  Neuberger Berman Unconstrained Bond Fund (Institutional Class)—The Fund was launched in 2014 and while the Board reviewed its performance as compared to its benchmark, the Board recognizes the limitations of relying on very short-term performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Municipal High Income Fund: Initial Consideration of the Management and Sub-Advisory Agreements

At a meeting held on March 25-26, 2015, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger Berman Fixed Income LLC ("NBFI") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Municipal High Income Fund (the "Fund"). The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel and operations as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust that were approved during the Board's annual contract review in October 2014. To assist the Board in its deliberations regarding contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to contract review, such as compliance matters.

The Independent Trustees receive from Independent Counsel a memorandum, at least annually, discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreements, the Independent Fund Trustees met with Independent Counsel together with and separately from representatives of Management and NBFI.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBFI who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI as no significant compliance problems were reported to the Board with respect to either firm.

With respect to the overall fairness of the Agreements, the Board considered the fee structures proposed under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group and a larger group of broadly comparable funds and determined that, for two of the three classes, the total expenses projected were above the median relative to the larger group. In this analysis, it was assumed that the Fund had not grown large enough to trigger any breakpoints in the schedule of management fees. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group or the larger group of broadly comparable funds. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2015. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	16.4%	1.0%	24.4%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	12.4	0.3	30.0	0.0
Short Duration High Income	0.0	0.0	0.0	0.0
Strategic Income	3.2	0.8	0.1	0.0
Unconstrained Bond	1.2	0.0	0.0	0.0

For the fiscal period ended October 31, 2015, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax, are as follows:

Municipal High Income	99.27%
Municipal Intermediate Bond	99.99%
New York Municipal Income	99.88%

For the fiscal period ended October 31, 2015, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$7,653,454	$454,184
Floating Rate Income	16,795,048	—
High Income	194,799,460	3,600,954
Strategic Income	60,709,784	8,716,844

In January 2016, you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

High Income, Municipal Intermediate Bond and New York Municipal Income designate $20,019,123, $164,551 and $163,566, respectively, as a capital gain distribution.

For the fiscal year ended October 31, 2015, Strategic Income and Unconstrained Bond make the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. Complete information regarding each Fund's distributions during the calendar year 2015 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Strategic Income	$7,637,646
Unconstrained Bond	205,044

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Investment manager: Neuberger Berman Management LLC

Sub-advisers:	Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/15

Neuberger Berman
Income Funds

Institutional Class Shares
Class A Shares
Class C Shares

Emerging Markets Debt Fund

Annual Report

October 31, 2015

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

FUND EXPENSE INFORMATION	8

SCHEDULE OF INVESTMENTS	10

FINANCIAL STATEMENTS	28

FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	59

Report of Independent Registered Public Accounting Firm	62

Directory	63

Trustees and Officers	64

Proxy Voting Policies and Procedures	73

Quarterly Portfolio Schedule	73

Board Consideration of the Management and Sub-Advisory Agreements	73

Notice to Shareholders	75

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Emerging Markets Debt Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2015.

The Fund is managed by Rob Drijkoningen and Gorky Urquieta, the co-heads of Neuberger Berman's Emerging Markets Debt team, along with five other portfolio managers. The Fund takes a flexible, research-driven approach to investing across a full spectrum of emerging markets (EM) corporate and sovereign/quasi-sovereign debt securities, denominated in both local currency and hard currency.

Emerging markets debt has faced a challenging environment during the reporting period, driven by a drop in commodity prices and disappointing growth in a number of emerging economies. The local currency debt market suffered the most, with a return of -17.42%, while both hard currency sovereign debt market and corporate debt market delivered small positive returns of 0.39% and 0.87%, respectively.

Despite the recent setback, the investment team is generally constructive on the asset class in the medium term, as it sees recoveries in the developed markets ultimately supporting EM growth, in addition to oil demand and supply dynamics improving later in 2016. Also, in the shorter term, the team anticipates a cyclical uptick in EM growth on the back of supportive monetary policy in China and pass-through from strong U.S. and eurozone consumer demand to global manufacturing. We believe this should counterbalance some of the fundamental headwinds facing EM, such as the necessary deleveraging process in Asia and domestic challenges in some large emerging economies. Finally, in our view, both technicals and valuation levels appear to us to be generally supportive for the asset class at present.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -10.64% total return for the 12 months ended October 31, 2015 and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified and 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified, which delivered a -8.76% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the 12-month period, the negative returns delivered by the Fund and the benchmark were primarily driven by the poor performance of local currency debt, which suffered due to a sharp depreciation in emerging markets currencies. The currency weakness was mostly driven by a decline in commodity prices, disappointing growth data from across several emerging economies, as well as the strong U.S. dollar environment as a result of improved U.S. economic fundamentals and increased prospects of higher U.S. interest rates. All of the emerging markets currencies in the benchmark depreciated against the U.S. dollar during the reporting period, with the Brazilian real and the Russian ruble lagging the most. Local rates increased slightly during this period amidst an increase in risk premia as well as inflation pressures in some local markets.

Within the emerging markets debt market, hard currency sovereign debt and corporate debt delivered a small positive return as the positive effect from the underlying U.S. Treasury component offset the negative effect from wider spreads in both markets.

In regards to Fund performance, tactical asset allocations delivered positive contributions to performance, while bottom-up allocations across local currency debt, hard currency sovereign debt and corporate debt detracted from performance. Tactically, we held an underweight in local currency debt during most of the period and an overweight in hard currency sovereign debt, with each adding to performance.

Among the main performance detractors in the hard currency sovereign space were our overweight exposure to Venezuela and underweights in Argentina and The Philippines. In corporate debt, security selection in Colombia and Mexico hurt performance, while positioning in Russian corporates added value. Finally, in the local currency space, positioning in emerging markets currencies contributed to performance, mainly through the overall underweight exposure to the space, most specifically our underweights in the Colombian peso, the South African rand and the Singapore dollar. Positioning in local rates detracted though, due largely to our overweight exposure to local duration, particularly in some higher yielding markets such as Brazil, where local yields continued to increase amidst sticky inflation and fiscal challenges.

The Fund's aggregate use of derivatives (swap contracts, forward foreign currency contracts and financial futures contracts) had a positive effect on performance during the period.

Looking ahead, we believe that emerging markets pricing across the asset classes discounts a higher degree of risk and provides value. As much as we would like to see more progress on structural reforms in a number of countries, we see a reasonable chance of a cyclical recovery in the coming quarters coupled with growth in developed countries and supported by the easy monetary policy in the eurozone and China. Oil prices could also turn into a supportive factor for emerging markets if the current demand-supply dislocation becomes more balanced later in 2016 as we anticipate. We believe valuations across hard currency, local currency and corporates generally favor weightings with an emphasis to exposure on sovereigns and local interest rates. In our view, corporate balance sheets remain more sensitive than sovereigns to growth although markets have increasingly taken this into account. With fairly prudent balance sheet management and the prospect of some growth recovery, we believe these risks are likely to remain contained. Given structural strengths in emerging markets due to high international reserves, low public sector indebtedness and less scope

2

for outflows (as portfolio adjustments have already largely taken place), we believe the outlook for emerging markets is supportive for 2016.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

3

Emerging Markets Debt Fund

TICKER SYMBOLS
Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 10/31/2015
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	-10.64%	-2.81%
Class A	09/27/2013	-10.96%	-3.16%
Class C	09/27/2013	-11.64%	-3.89%
With Sales Charge
Class A		-14.73%	-5.13%
Class C		-12.48%	-3.89%
Index
Blended Benchmark*[1,2]		-8.76%	-2.07%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 6.38%, 5.75% and 5.25% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 6.25% for Institutional Class. Absent repayment, the 30-day SEC yields would have been 5.96% and 5.60% for Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.12%, 1.74% and 2.45% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.91%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Emerging Markets Debt Fund

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

5

Endnotes

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is September 27, 2013.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA).

NBM currently serves as the Fund's investment manager and administrator and NBFI currently serves as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBFI who currently provide services to the Fund under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 10/31/15 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Neuberger Berman Emerging Markets Debt Fund
Institutional Class	$1,000.00	$923.70	$4.36	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$921.10	$6.15	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$918.50	$9.77	2.02%	$1,000.00	$1,015.02	$10.26	2.02%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

9

Schedule of Investments Emerging Markets Debt Fund 10/31/15

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Corporate Debt Securities (28.8%)
Argentina (0.3%)
$300	YPF SA, Senior Unsecured Notes, 8.50%, due 7/28/25	$295
245	YPF SA, Senior Unsecured Notes, 8.50%, due 7/28/25	241	ñ@
		536
Azerbaijan (0.9%)
200	Int'l Bank of Azerbaijan OJSC, Senior Unsecured Notes, 5.63%, due 6/11/19	184
200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	204	@
1,026	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Euro Medium-Term Notes, 4.75%, due 3/13/23	886	@
200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 6.95%, due 3/18/30	187
		1,461
Brazil (2.4%)
290	Banco do Brasil SA, Guaranteed Notes, 3.88%, due 10/10/22	241	@
400	Brazil Minas SPE via State of Minas Gerais, Senior Unsecured Government Guaranteed Notes, 5.33%, due 2/15/28	325
300	ESAL GmbH, Guaranteed Notes, 6.25%, due 2/5/23	293	@
250	Itau Unibanco Holding SA, Subordinated Notes, 5.75%, due 1/22/21	250	@
200	Itau Unibanco Holding SA, Subordinated Notes, 5.65%, due 3/19/22	189
200	JBS Investments GmbH, Guaranteed Notes, 7.75%, due 10/28/20	213	@
400	Marfrig Overseas Ltd., Guaranteed Notes, 9.50%, due 5/4/20	400
380	Minerva Luxembourg SA, Guaranteed Notes, 7.75%, due 1/31/23	375	@
470	Pacific Exploration and Production Corp., Guaranteed Notes, 5.13%, due 3/28/23	172
175	Pacific Exploration and Production Corp., Guaranteed Notes, 5.63%, due 1/19/25	66
200	Petrobras Global Finance BV, Guaranteed Notes, 5.75%, due 1/20/20	171
500	Petrobras Global Finance BV, Guaranteed Notes, 5.38%, due 1/27/21	407	@
200	Samarco Mineracao SA, Senior Unsecured Notes, 5.75%, due 10/24/23	178	ñ
400	Suzano Trading Ltd., Guaranteed Notes, 5.88%, due 1/23/21	401
400	TAM Capital 3, Inc., Guaranteed Notes, 8.38%, due 6/3/21	322	@
100	Vale Overseas Ltd., Guaranteed Unsecured Notes, 8.25%, due 1/17/34	95
50	Vale Overseas Ltd., Guaranteed Notes, 6.88%, due 11/21/36	41
		4,139
Cayman Islands (0.1%)
250	MAF Global Securities Ltd., Guaranteed Notes, 7.13%, due 10/29/49	259	µ
Chile (0.6%)
240	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.50%, due 8/1/24	242	@
200	Empresa Nacional del Petroleo, Senior Unsecured Notes, 4.38%, due 10/30/24	200	ñ
200	GNL Quintero SA, Senior Unsecured Notes, 4.63%, due 7/31/29	199
450	VTR Finance BV, Senior Secured Notes, 6.88%, due 1/15/24	437	@
		1,078
China (2.4%)
200	Alibaba Group Holding Ltd., Guaranteed Notes, 3.60%, due 11/28/24	193
200	Baidu, Inc., Senior Unsecured Notes, 3.00%, due 6/30/20	200
200	China Cinda Finance 2014 Ltd., Guaranteed Notes, 5.63%, due 5/14/24	210	@

See Notes to Schedule of Investments

10

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	China Overseas Finance Cayman III Ltd., Guaranteed Notes, 6.38%, due 10/29/43	$210	@
	200	China Resources Power East Foundation Co., Ltd., Guaranteed Notes, 7.25%, due 5/9/49	203	µ@
	200	CITIC Ltd., Subordinated Notes, 8.63%, due 5/29/49	227	µ@
	300	CITIC Pacific Ltd., Senior Unsecured Notes, 6.80%, due 1/17/23	348	@
	300	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	314	@
	205	CNOOC Finance 2011 Ltd., Guaranteed Notes, 4.25%, due 1/26/21	216	@
	300	Country Garden Holdings Co., Ltd., Guaranteed Notes, 7.25%, due 4/4/21	312	@
	300	Franshion Brilliant Ltd., Guaranteed Notes, 5.75%, due 3/19/19	320	@
	400	Moon Wise Global Ltd., Guaranteed Notes, 9.00%, due 1/29/49	430	µ@
	200	Proven Honour Capital Ltd., Guaranteed Notes, 4.13%, due 5/19/25	200	@
	400	Sinopec Group Overseas Development 2014 Ltd., Guaranteed Notes, 4.38%, due 4/10/24	419	@
	200	Tencent Holdings Ltd., Senior Unsecured Euro Medium-Term Notes, 3.80%, due 2/11/25	199
			4,001
Colombia (2.0%)
	267	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.88%, due 4/21/25	261	ñ@
	275	Banco de Bogota SA, Subordinated Notes, 5.38%, due 2/19/23	275	@
	350	Bancolombia SA, Subordinated Yankee Notes, 6.13%, due 7/26/20	371	@
	249	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	204	@
	370	Empresa de Energia de Bogota SA ESP, Senior Unsecured Notes, 6.13%, due 11/10/21	386	@
COP	1,278,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.38%, due 2/1/21	439	@
COP	1,227,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.63%, due 9/10/24	381	ñ@
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes, 7.88%, due 8/12/24	137	ñ
	$200	Grupo Aval Ltd., Guaranteed Notes, 4.75%, due 9/26/22	195
	200	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	175	ñ
	360	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	315	@
	250	Pacific Rubiales Energy Corp., Guaranteed Notes, 7.25%, due 12/12/21	102
	175	Pacific Rubiales Energy Corp., Guaranteed Notes, 5.63%, due 1/19/25	66	ñ
			3,307
Guatemala (0.2%)
	200	Cementos Progreso Trust, Guaranteed Notes, 7.13%, due 11/6/23	208	ñ@
	260	Comcel Trust via Comunicaciones Celulares SA, Guaranteed Notes, 6.88%, due 2/6/24	205	ñ@
			413
Hong Kong (1.3%)
	200	Bank of East Asia Ltd., Subordinated Euro Medium-Term Notes, Ser. I, 6.38%, due 5/4/22	209	µ@
	250	Bank of East Asia Ltd., Subordinated Euro Medium-Term Notes, 4.25%, due 11/20/24	248	µ@
	350	CLP Power HK Finance Ltd., Guaranteed Notes, 4.25%, due 5/29/49	351	µ@
	200	Fita Int'l Ltd., Guaranteed Notes, 7.00%, due 2/10/20	223	@
	200	Hutchison Whampoa International 14 Ltd., Guaranteed Notes, 3.63%, due 10/31/24	201	@
	200	NWD MTN Ltd., Guaranteed Euro Medium-Term Notes, 5.25%, due 2/26/21	212	@
	450	Shimao Property Holdings Ltd., Guaranteed Notes, 8.13%, due 1/22/21	483	@
	275	Sun Hung Kai Properties Capital Market Ltd., Guaranteed Euro Medium-Term Notes, 3.63%, due 1/16/23	278	@
			2,205
India (1.6%)
	200	Bank of Baroda, Senior Unsecured Notes, 4.88%, due 7/23/19	213	@
	250	Bharti Airtel Int'l Netherlands BV, Guaranteed Notes, 5.35%, due 5/20/24	269	ñ@
	200	ICICI Bank Ltd., Senior Unsecured Euro Medium-Term Notes, 4.80%, due 5/22/19	213	@

See Notes to Schedule of Investments

11

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$300	IDBI Bank Ltd./DIFC Dubai, Senior Unsecured Euro Medium-Term Notes, 3.75%, due 1/25/19	$302	@
200	Indian Oil Corp. Ltd., Senior Unsecured Euro Medium-Term Notes, 5.75%, due 8/1/23	220	@
225	NTPC Ltd., Senior Unsecured Euro Medium-Term Notes, 5.63%, due 7/14/21	248	@
300	Oil India Ltd., Senior Unsecured Notes, 5.38%, due 4/17/24	325	@
250	ONGC Videsh Ltd., Guaranteed Notes, 3.75%, due 5/7/23	246	@
250	Reliance Industries Ltd., Senior Unsecured Notes, 4.88%, due 2/10/45	231	ñ@
450	Vedanta Resources PLC, Senior Unsecured Notes, 6.00%, due 1/31/19	359
200	Vedanta Resources PLC, Senior Unsecured Notes, 8.25%, due 6/7/21	160
		2,786
Indonesia (1.4%)
515	Listrindo Capital BV, Guaranteed Notes, 6.95%, due 2/21/19	533	ñ@
800	Pertamina Persero PT, Senior Unsecured Notes, 6.00%, due 5/3/42	692	@
750	Pertamina Persero PT, Senior Unsecured Notes, 5.63%, due 5/20/43	624	ñ@
280	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	259	ñ@
200	Pertamina Persero PT, Senior Unsecured Euro Medium-Term Notes, 6.45%, due 5/30/44	184
		2,292
Iraq (0.1%)
200	Genel Energy Finance PLC, Guaranteed Notes, 7.50%, due 5/14/19	159	ñ
Israel (0.3%)
400	Israel Electric Corp. Ltd., Senior Secured Notes, 9.38%, due 1/28/20	500	@
Jamaica (0.5%)
800	Digicel Group Ltd., Senior Unsecured Notes, 8.25%, due 9/30/20	708	@
200	Digicel Ltd., Senior Unsecured Notes, 6.00%, due 4/15/21	180
		888
Jersey (0.1%)
250	Burgan Finance No. 1 Jersey Ltd., Guaranteed Notes, 7.88%, due 9/29/20	252	@
Kazakhstan (1.4%)
500	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	551	@
1,950	KazMunayGas National Co., JSC, Senior Unsecured Euro Medium-Term Notes, 5.75%, due 4/30/43	1,500	@
200	Zhaikmunai LLP, Guaranteed Notes, 6.38%, due 2/14/19	163
200	Zhaikmunai LLP, Guaranteed Notes, 7.13%, due 11/13/19	163	ñ
		2,377
Korea (0.4%)
200	Korea National Oil Corp., Senior Unsecured Notes, 3.25%, due 10/1/25	202	ñ
400	Woori Bank Co., Ltd., Subordinated Notes, 4.75%, due 4/30/24	412	ñ@
		614

See Notes to Schedule of Investments

12

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Luxembourg (0.1%)
	$200	Cosan Luxembourg SA, Guaranteed Notes, 5.00%, due 3/14/23	$168
Mexico (4.3%)
	325	Alfa SAB de CV, Senior Unsecured Notes, 6.88%, due 3/25/44	324	ñ@
	200	Alpek SAB de CV, Guaranteed Notes, 5.38%, due 8/8/23	210	@
	210	BBVA Bancomer SA, Subordinated Notes, 6.50%, due 3/10/21	233	ñ@
	200	BBVA Bancomer SA, Subordinated Notes, 6.75%, due 9/30/22	224	@
	794	Cemex Finance LLC, Senior Secured Notes, 9.38%, due 10/12/22	864	@
MXN	13,591	Comision Federal de Electricidad, Senior Unsecured Notes, Ser. 14-2, 7.35%, due 11/25/25	806
	$200	Elementia SAB de CV, Guaranteed Notes, 5.50%, due 1/15/25	196
	196	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	189	ñ
	245	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	236	@
MXN	5,200	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	295	ñ
MXN	7,700	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	437
	$250	Petroleos Mexicanos, Guaranteed Notes, 4.25%, due 1/15/25	238	ñ@
MXN	6,351	Petroleos Mexicanos, Guaranteed Notes, Ser. 14-2, 7.47%, due 11/12/26	353
	$1,000	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	960	@
	366	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	347	@
	369	Servicios Corporativos Javer SAPI de CV, Guaranteed Notes, 9.88%, due 4/6/21	377	@
	200	Trust F/1401, Senior Unsecured Notes, 5.25%, due 12/15/24	207	@
	200	Trust F/1401, Senior Unsecured Notes, 6.95%, due 1/30/44	208	ñ@
	609	Unifin Financiera SA de CV, Guaranteed Notes, 6.25%, due 7/22/19	588	@
			7,292
Morocco (0.3%)
	350	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 5.63%, due 4/25/24	365	ñ@
	200	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 4.50%, due 10/22/25	192	ñ
			557
Peru (1.1%)
	200	Abengoa Transmision Sur SA, Senior Secured Notes, 6.88%, due 4/30/43	207	ñ@
	325	Banco de Credito del Peru, Subordinated Notes, 6.88%, due 9/16/26	362	µ@
	200	BBVA Banco Continental SA, Subordinated Notes, 5.25%, due 9/22/29	200	µ
	271	Corp. Financiera de Desarrollo SA, Subordinated Notes, 5.25%, due 7/15/29	271	ñµ@
	83	InRetail Consumer, Guaranteed Notes, 5.25%, due 10/10/21	84	ñ
	200	Southern Copper Corp., Senior Unsecured Notes, 3.88%, due 4/23/25	189
	205	Southern Copper Corp., Senior Unsecured Notes, 7.50%, due 7/27/35	213	@
	50	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	48
	312	Union Andina de Cementos SAA, Senior Unsecured Notes, 5.88%, due 10/30/21	312	ñ@
			1,886
Russia (2.3%)
	400	Alfa Bank OJSC via Alfa Bond Issuance PLC, Senior Unsecured Notes, 7.75%, due 4/28/21	412	@
	200	Bank Otkritie Financial Corp OJSC via OFCB Capital PLC, Senior Unsecured Notes, 7.25%, due 4/25/18	203
	600	Credit Bank of Moscow via CBOM Finance PLC, Senior Unsecured Notes, 7.70%, due 2/1/18	604	@
	200	Credit Bank of Moscow via CBOM Finance PLC, Subordinated Notes, 8.70%, due 11/13/18	185
	550	Gazprom OAO via Gaz Capital SA, Senior Unsecured Notes, 9.25%, due 4/23/19	618	@
	200	Mobile Telesystems OJSC via MTS Int'l Funding Ltd., Senior Unsecured Notes, 8.63%, due 6/22/20	222	@

See Notes to Schedule of Investments

13

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$350	Rosneft Finance SA, Guaranteed Euro Medium-Term Notes, Ser. 6, 7.88%, due 3/13/18	$372	@
200	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, Ser. 7, 5.72%, due 6/16/21	201
200	Sistema JSFC Via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	200	ñ
200	VimpelCom Holdings BV, Guaranteed Notes, 7.50%, due 3/1/22	210	@
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Notes, 6.90%, due 7/9/20	306	@
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Euro Medium-Term Notes, 6.80%, due 11/22/25	294	@
		3,827
Singapore (0.4%)
300	Global Logistic Properties Ltd., Senior Unsecured Notes, 3.88%, due 6/4/25	293	@
350	Oversea-Chinese Banking Corp. Ltd., Subordinated Notes, 3.15%, due 3/11/23	354	µ@
		647
South Africa (0.4%)
210	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 5.75%, due 1/26/21	195
250	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 6.75%, due 8/6/23	232	@
200	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 7.13%, due 2/11/25	186	ñ
		613
Thailand (0.6%)
200	PTT Exploration & Production PCL, Subordinated Notes, 4.88%, due 12/29/49	197	ñµ
200	PTT Exploration & Production PCL, Subordinated Notes, 4.88%, due 12/29/49	197	µ
200	PTT Global Chemical PCL, Senior Unsecured Notes, 4.25%, due 9/19/22	206	@
200	PTT PCL, Senior Unsecured Notes, 4.50%, due 10/25/42	182
200	Siam Commercial Bank PCL, Senior Unsecured Notes, 3.50%, due 4/7/19	205	ñ@
		987
Trinidad And Tobago (0.5%)
750	Columbus Int'l, Inc., Guaranteed Notes, 7.38%, due 3/30/21	780	@
Tunisia (0.2%)
294	Banque Centrale de Tunisie SA, Senior Unsecured Notes, 5.75%, due 1/30/25	276	ñ
Turkey (1.2%)
200	Akbank TAS, Senior Unsecured Notes, 5.13%, due 3/31/25	191	ñ
210	Finansbank AS, Senior Unsecured Notes, 6.25%, due 4/30/19	219	ñ@
300	Finansbank AS, Senior Unsecured Notes, 6.25%, due 4/30/19	313
483	TC Ziraat Bankasi AS, Senior Unsecured Notes, 4.25%, due 7/3/19	481	ñ@
200	Turkiye Is Bankasi, Subordinated Notes, 6.00%, due 10/24/22	196
200	Turkiye Is Bankasi, Subordinated Notes, 7.85%, due 12/10/23	216	ñ@
200	Turkiye Vakiflar Bankasi Tao, Subordinated Notes, 6.00%, due 11/1/22	190
200	Yapi ve Kredi Bankasi AS, Senior Unsecured Notes, 5.25%, due 12/3/18	205	ñ@
		2,011

See Notes to Schedule of Investments

14

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
United Arab Emirates (0.8%)
	$300	ADCB Finance Cayman Ltd., Guaranteed Euro Medium-Term Notes, 4.50%, due 3/6/23	$305	@
	250	DP World Ltd., Senior Unsecured Euro Medium-Term Notes, 3.25%, due 5/18/20	251	@
	320	DP World Ltd., Senior Unsecured Notes, 6.85%, due 7/2/37	338	ñ@
	400	Emirates NBD PJSC, Subordinated Euro Medium-Term Notes, 4.88%, due 3/28/23	413	µ@
			1,307
United Kingdom (0.1%)
	200	Sable Int'l Finance Ltd., Guaranteed Notes, 6.88%, due 8/1/22	204	ñ@
Venezuela (0.4%)
	503	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	283	@
	1,230	Petroleos de Venezuela SA, Guaranteed Notes, 6.00%, due 5/16/24	440	@
			723
Zambia (0.1%)
	200	Myriad Int'l Holdings BV, Guaranteed Notes, 5.50%, due 7/21/25	196	ñ@
Total Corporate Debt Securities (Cost $51,650)			48,741
Government Securities (66.7%)
Argentina (0.7%)
EUR	210	Argentine Republic Government International Bond, Senior Unsecured Notes, 7.82%, due 12/31/33	237	‡
	$421	Argentine Republic Government International Bond, Senior Unsecured Notes, 8.28%, due 12/31/33	467	‡
	519	Argentine Republic Government International Bond, Senior Unsecured Notes, 8.28%, due 12/31/33	563	‡
			1,267
Armenia (0.3%)
	487	Republic of Armenia, Unsecured Notes, 7.15%, due 3/26/25	482	ñ@
Belize (0.2%)
	508	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	372	**@
Bermuda (0.2%)
	350	Bermuda Government International Bond, Senior Unsecured Notes, 4.85%, due 2/6/24	367	ñ@
Brazil (7.2%)
BRL	14,997	Brazil Letras do Tesouro Nacional, Bills, 11.20%-12.67%, due 1/1/18	2,836	[c]
BRL	33,025	Brazil Letras do Tesouro Nacional, Bills, 12.38%-15.19%, due 1/1/19	5,371	[c]
BRL	3,892	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/21	814
BRL	300	Brazil Notas do Tesouro Nacional, Notes, Ser. B, 6.00%, due 8/15/22	196
BRL	4,999	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/25	947

See Notes to Schedule of Investments

15

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$773	Brazilian Government International Bond, Senior Unsecured Notes, 4.88%, due 1/22/21	$760	@
	900	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	961	@
	340	Brazilian Government International Bond, Senior Unsecured Notes, 7.13%, due 1/20/37	331	@
			12,216
Colombia (3.8%)
COP	423,000	Colombia Government International Bond, Senior Unsecured Notes, 4.38%, due 3/21/23	121
	$306	Colombia Government International Bond, Senior Unsecured Notes, 4.50%, due 1/28/26	303
COP	921,000	Colombia Government International Bond, Senior Unsecured Notes, 9.85%, due 6/28/27	370	@
	$200	Colombia Government International Bond, Senior Unsecured Notes, 7.38%, due 9/18/37	232	@
	710	Colombia Government International Bond, Senior Unsecured Notes, 5.63%, due 2/26/44	687	@
COP	5,171,800	Colombian TES, Bonds, Ser. B, 7.00%, due 5/4/22	1,746	@
COP	2,041,600	Colombian TES, Bonds, Ser. B, 7.50%, due 8/26/26	680	@
COP	3,281,300	Colombian TES, Bonds, Ser. B, 6.00%, due 4/28/28	936	@
COP	4,072,500	Colombian TES, Bonds, Ser. B, 7.75%, due 9/18/30	1,329	@
			6,404
Costa Rica (0.3%)
	$320	Costa Rica Government International Bond, Senior Unsecured Notes, 7.00%, due 4/4/44	288
	200	Costa Rica Government International Bond, Senior Unsecured Notes, 7.16%, due 3/12/45	180
			468
Cote D'Ivoire (1.4%)
	2,400	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	2,136	**@
	200	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	178	ñ**@
			2,314
Croatia (1.1%)
	200	Croatia Government International Bond, Senior Unsecured Notes, 6.25%, due 4/27/17	209	@
	400	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	435	@
	500	Croatia Government International Bond, Senior Unsecured Notes, 6.63%, due 7/14/20	544	@
	600	Croatia Government International Bond, Senior Unsecured Notes, 6.38%, due 3/24/21	646
			1,834
Dominican Republic (1.0%)
DOP	2,040	Dominican Republic International Bond, Senior Unsecured Notes, 11.00%, due 1/5/18	46	Ñ
DOP	1,200	Dominican Republic International Bond, Bonds, 15.95%, due 6/4/21	33	Ñ
DOP	20,330	Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	446	#
DOP	20,000	Dominican Republic International Bond, Bonds, 11.50%, due 5/10/24	465	Ñ
	$123	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	130	#
	280	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	295	Ñ
	264	Dominican Republic International Bond, Senior Unsecured Notes, 6.85%, due 1/27/45	263	#
			1,678

See Notes to Schedule of Investments

16

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Ecuador (0.8%)
	$527	Ecuador Government International Bond, Senior Unsecured Notes, 10.50%, due 3/24/20	$437	ñ
	200	Ecuador Government International Bond, Unsecured Notes, 10.50%, due 3/24/20	166
	930	Ecuador Government International Bond, Unsecured Notes, 7.95%, due 6/20/24	707	@
			1,310
Egypt (0.3%)
	424	Egypt Government International Bond, Senior Unsecured Notes, 5.88%, due 6/11/25	396	ñ
	138	Egypt Government International Bond, Senior Unsecured Notes, 6.88%, due 4/30/40	124
			520
El Salvador (0.4%)
	504	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	450	@
	320	El Salvador Government International Bond, Senior Unsecured Notes, 7.65%, due 6/15/35	290	@
			740
Ghana (0.4%)
	600	Republic of Ghana, Government Guaranteed Notes, 10.75%, due 10/14/30	635
Hungary (6.9%)
HUF	65,990	Hungary Government Bond, Bonds, 7.50%, due 11/12/20	287	@
HUF	607,180	Hungary Government Bond, Bonds, 7.00%, due 6/24/22	2,637	@
HUF	1,293,150	Hungary Government Bond, Bonds, 5.50%, due 6/24/25	5,356	@
	$106	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	119	@
	2,290	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	3,124	@
	200	Magyar Export-Import Bank Zrt, Government Guaranteed Notes, 4.00%, due 1/30/20	204	ñ@
			11,727
Indonesia (6.3%)
	800	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	1,048	@
IDR	3,500,000	Indonesia Treasury Bond, Senior Unsecured Notes, 7.88%, due 4/15/19	249	@
IDR	46,400,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/24	3,278	@
IDR	6,000,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 9/15/26	420
IDR	27,975,000	Indonesia Treasury Bond, Senior Unsecured Notes, 9.00%, due 3/15/29	2,011	@
IDR	9,804,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.75%, due 5/15/31	690	@
IDR	37,544,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/34	2,539	@
IDR	7,500,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.25%, due 5/15/36	500
			10,735
Iraq (0.2%)
	$390	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	286
Jamaica (0.4%)
	484	Jamaica Government International Bond, Senior Unsecured Notes, 6.75%, due 4/28/28	492	@
	200	Jamaica Government International Bond, Senior Unsecured Notes, 7.88%, due 7/28/45	202
			694

See Notes to Schedule of Investments

17

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Kazakhstan (0.2%)
	$318	Kazakhstan Government International Bond, Senior Unsecured Euro Medium-Term Notes, 5.13%, due 7/21/25	$316
Kenya (0.6%)
	306	Kenya Government International Bond, Senior Unsecured Notes, 6.88%, due 6/24/24	284	ñ@
KES	90,000	Kenya Infrastructure Bond, Bonds, 11.00%, due 9/15/25	751	@
			1,035
Malaysia (1.8%)
	$1,000	1MDB Global Investments Ltd., Senior Unsecured Notes, 4.40%, due 3/9/23	764	@
MYR	2,000	Malaysia Government Bond, Senior Unsecured Notes, 3.65%, due 10/31/19	464	@
MYR	1,645	Malaysia Government Bond, Senior Unsecured Notes, 3.49%, due 3/31/20	378
MYR	400	Malaysia Government Bond, Senior Unsecured Notes, 4.05%, due 9/30/21	93
MYR	2,300	Malaysia Government Bond, Senior Unsecured Notes, 4.18%, due 7/15/24	536	@
MYR	1,400	Malaysia Government Bond, Senior Unsecured Notes, 3.96%, due 9/15/25	321	@
MYR	2,250	Malaysia Government Bond, Senior Unsecured Notes, 4.94%, due 9/30/43	540	@
			3,096
Mexico (1.7%)
MXN	1,800	Mexican Bonos, Senior Unsecured Notes, Ser. M20, 8.50%, due 5/31/29	130
MXN	14,094	Mexican Bonos, Bonds, Ser. M, 7.75%, due 5/29/31	959	@
MXN	10,134	Mexican Bonos, Senior Unsecured Notes, 8.50%, Ser. M20, due 11/18/38	741
MXN	10,072	Mexican Udibonos, Bonds, Ser. S, 2.50%, due 12/10/20	625
	$205	Mexico Government International Bond, Senior Unsecured Notes, 5.55%, due 1/21/45	217	@
	262	Mexico Government International Bond, Senior Unsecured Notes, 4.60%, due 1/23/46	243
			2,915
Mongolia (0.6%)
	500	Development Bank of Mongolia LLC, Government Guaranteed Euro Medium-Term Notes, 5.75%, due 3/21/17	484	@
	600	Mongolia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 5.13%, due 12/5/22	499	@
			983
Nigeria (0.1%)
	200	Nigeria Government International Bond, Senior Unsecured Notes, 6.38%, due 7/12/23	188
Pakistan (0.3%)
	547	Pakistan Government International Bond, Senior Unsecured Notes, 8.25%, due 4/15/24	583	@
Peru (1.5%)
PEN	1,383	Peruvian Government International Bond, Senior Unsecured Notes, 5.20%, due 9/12/23	382
PEN	3,841	Peruvian Government International Bond, Unsecured Notes, 5.70%, due 8/12/24	1,083	ñ
PEN	3,493	Peruvian Government International Bond, Senior Unsecured Notes, 6.95%, due 8/12/31	1,024
			2,489

See Notes to Schedule of Investments

18

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Philippines (0.1%)
PHP	12,000	Philippine Government International Bond, Senior Unsecured Notes, 3.90%, due 11/26/22	$253	@

Poland (3.3%)
PLN	11,700	Poland Government Bond, Bonds, 1.50%, due 4/25/20	2,955	@
PLN	2,813	Poland Government Bond, Bonds, 5.75%, due 9/23/22	881	@
PLN	3,848	Poland Government Bond, Bonds, 2.75%, due 8/25/23	1,074	@
PLN	1,340	Poland Government Bond, Bonds, 4.00%, due 10/25/23	383
PLN	1,087	Poland Government Bond, Bonds, 3.25%, due 7/25/25	296
			5,589
Romania (1.8%)
RON	5,220	Romania Government Bond, Bonds, 4.75%, due 6/24/19	1,416	@
RON	4,000	Romania Government Bond, Bonds, 5.75%, due 4/29/20	1,135	@
	$300	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 6.75%, due 2/7/22	358	@
	100	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 6.13%, due 1/22/44	118
			3,027
Russia (5.5%)
RUB	68,142	Russian Federal Bond - OFZ, Bonds, 6.20%, due 1/31/18	987	@
RUB	113,481	Russian Federal Bond - OFZ, Bonds, 7.50%, due 3/15/18	1,686	@
RUB	145,516	Russian Federal Bond - OFZ, Bonds, 7.50%, due 2/27/19	2,124	@
RUB	78,964	Russian Federal Bond - OFZ, Bonds, 6.70%, due 5/15/19	1,118
RUB	49,203	Russian Federal Bond - OFZ, Bonds, 7.60%, due 7/20/22	686	@
RUB	44,190	Russian Federal Bond - OFZ, Bonds, 7.00%, due 1/25/23	591	@
RUB	15,860	Russian Federal Bond - OFZ, Bonds, 7.00%, due 8/16/23	211
RUB	27,857	Russian Federal Bond - OFZ, Bonds, 7.05%, due 1/19/28	351
	$1,400	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 5.00%, due 4/29/20	1,471	@
			9,225
Senegal (0.6%)
	200	Senegal Government International Bond, Senior Unsecured Notes, 8.75%, due 5/13/21	215
	200	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	185	ñ
	660	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	612	@
			1,012
Serbia (0.3%)
	490	Republic of Serbia, Senior Unsecured Notes, 7.25%, due 9/28/21	560	@
Slovenia (1.2%)
	500	Slovenia Government International Bond, Senior Unsecured Notes, 5.85%, due 5/10/23	578	@
	1,300	Slovenia Government International Bond, Senior Unsecured Notes, 5.25%, due 2/18/24	1,456	@
			2,034

See Notes to Schedule of Investments

19

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
South Africa (3.7%)
ZAR	48,112	South Africa Government Bond, Bonds, 7.75%, due 2/28/23	$3,414	@
ZAR	29,892	South Africa Government Bond, Bonds, 8.00%, due 1/31/30	2,028	@
ZAR	2,799	South Africa Government Bond, Bonds, 8.50%, due 1/31/37	192	@
	$150	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	152
	300	South Africa Government International Bond, Senior Unsecured Notes, 5.88%, due 9/16/25	326	@
	100	South Africa Government International Bond, Senior Unsecured Notes, 6.25%, due 3/8/41	111
			6,223
Sri Lanka (0.3%)
	200	Sri Lanka Government International Bond, Senior Unsecured Notes, 5.88%, due 7/25/22	193
	361	Sri Lanka Government International Bond, Senior Unsecured Notes, 6.85%, due 11/3/25	357
			550
Thailand (4.0%)
THB	58,828	Thailand Government Bond, Senior Unsecured Notes, 3.88%, due 6/13/19	1,766	@
THB	32,000	Thailand Government Bond, Senior Unsecured Notes, 2.55%, due 6/26/20	915	@
THB	45,000	Thailand Government Bond, Senior Unsecured Notes, 3.65%, due 12/17/21	1,350	@
THB	52,600	Thailand Government Bond, Senior Unsecured Notes, 3.63%, due 6/16/23	1,577	@
THB	37,148	Thailand Government Bond, Senior Unsecured Notes, 3.85%, due 12/12/25	1,154	@
			6,762
Turkey (5.7%)
	$200	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.00%, due 9/23/21	200	ñ
TRY	1,400	Turkey Government Bond, Bonds, 8.30%, due 6/20/18	462	@
TRY	12,050	Turkey Government Bond, Bonds, 7.40%, due 2/5/20	3,798	@
TRY	1,451	Turkey Government Bond, Bonds, 8.50%, due 9/14/22	465	@
TRY	346	Turkey Government Bond, Bonds, 8.80%, due 9/27/23	113
TRY	7,398	Turkey Government Bond, Bonds, 9.00%, due 7/24/24	2,428
	$710	Turkey Government International Bond, Senior Unsecured Notes, 7.50%, due 11/7/19	813	@
	780	Turkey Government International Bond, Senior Unsecured Notes, 5.13%, due 3/25/22	816	@
	100	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	120
	300	Turkey Government International Bond, Unsecured Notes, 6.63%, due 2/17/45	345	@
			9,560
Ukraine (0.7%)
	670	Ukraine Government International Bond, Senior Unsecured Notes, 6.25%, due 6/17/16	519
	270	Ukraine Government International Bond, Senior Unsecured Notes, 9.25%, due 7/24/17	211
	200	Ukraine Government International Bond, Senior Unsecured Notes, 6.75%, due 11/14/17	157
	290	Ukraine Government International Bond, Senior Unsecured Notes, 7.80%, due 11/28/22	226
			1,113
United Kingdom (0.2%)
	310	Ukreximbank Via Biz Finance PLC, Senior Unsecured Notes, 9.63%, due 4/27/22	281	ñ@

See Notes to Schedule of Investments

20

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Venezuela (0.4%)
$980	Venezuela Government International Bond, Senior Unsecured Notes, 8.25%, due 10/13/24	$372	@
800	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	322	@
		694
Vietnam (0.1%)
220	Vietnam Government International Bond, Senior Unsecured Notes, 4.80%, due 11/19/24	216
Zambia (0.1%)
200	Zambia Government International Bond, Senior Unsecured Notes, 8.97%, due 7/30/27	168
Total Government Securities (Cost $123,469)		112,921
NUMBER OF SHARES
Short-Term Investments (0.0%)
1	State Street Institutional Government Money Market Fund Premier Class, 0.00% (Cost $0z)	0	@d
	Total Investments (95.5%) (Cost $175,119)	161,662	##
	Cash, receivables and other assets, less liabilities (4.5%)	7,514	[b]
	Total Net Assets (100.0%)	$169,176

See Notes to Schedule of Investments

21

Positions by industry emerging markets debt fund
Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Foreign Government*	$112,921	66.7%
Oil & Gas	14,588	8.6%
Banks	10,983	6.5%
Electric	4,667	2.8%
Real Estate	2,808	1.7%
Telecommunications	2,688	1.6%
Diversified Financial Services	1,614	0.9%
Food	1,449	0.9%
Media	1,413	0.8%
Building Materials	1,176	0.7%
Chemicals	973	0.6%
Mining	969	0.6%
Forest Products & Paper	643	0.4%
Gas	624	0.4%
Internet	592	0.3%
Commercial Services	589	0.3%
Holding Companies — Diversified	525	0.3%
Real Estate Investment Trusts	415	0.2%
Investment Companies	407	0.2%
Home Builders	377	0.2%
Municipal	325	0.2%
Airlines	322	0.2%
Iron — Steel	314	0.2%
Metal Fabricate — Hardware	196	0.1%
Retail	84	0.1%
Short-Term Investments and Other Assets—Net	7,514	4.5%
	$169,176	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Schedule of Investments

22

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Emerging Markets Debt Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of interest rate swap contracts ("interest rate swaps") is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

See Notes to Financial Statements

23

Notes to Schedule of Investments (cont'd)

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

24

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2		Level 3§	Total
Investments:
Corporate Debt Securities^	$—	$48,741		$—	$48,741
Government Securities
Dominican Republic	—	1,632		46	1,678
Other Government Securities^	—	111,243		—	111,243
Total Government Securities	—	112,875		46	112,921
Short-Term Investments	—	0	[z]	—	0	[z]
Total Investments	$—	$161,616		$46	$161,662

^  The Schedule of Investments and Positions by Industry provide information on the country and industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Government Securities
Dominican Republic	$998	$—	$—	$(1)	$—	$—	$—	$(951)	$46	$(1)
Zambia	913	81	(291)	12	—	(715)	—	—	—	—
Total	$1,911	$81	$(291)	$11	$—	$(715)	$—	$(951)	$46	$(1)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, approximately $951,000 was transferred from Level 3 to Level 2. Transfers of government debt securities into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2015, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

25

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$2,159	$—	$2,159
Financial futures (unrealized appreciation)	9	—	—	9
Swap contracts	—	172	—	172
Total	$9	$2,331	$—	$2,340

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(2,113)	$—	$(2,113)
Swap contracts	—	(1,516)	—	(1,516)
Total	$—	$(3,629)	$—	$(3,629)

##  At October 31, 2015, the cost of investments for U.S. federal income tax purposes was approximately $176,623,000. Gross unrealized appreciation of investments was approximately $14,723,000 and gross unrealized depreciation of investments was approximately $29,684,000, resulting in net unrealized depreciation of approximately $14,961,000 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to approximately $15,033,000 or 8.9% of net assets of the Fund.

‡  Security had an event of default.

@  All or a portion of this security is segregated in connection with obligations for forward contracts and/or financial futures contracts and/or interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2015, and their final maturities.

a  Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

COP = Colombian Peso

DOP = Dominican Peso

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah

KES = Kenyan Shilling

MYR = Malaysian Ringgit

MXN = Mexican Peso

PEN = Peruvian Nuevo Sol

See Notes to Financial Statements

26

Notes to Schedule of Investments (cont'd)

PHP = Philippine Peso

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

c  Interest rate represents discount rate at time of purchase, not a coupon rate.

d  The rate shown is the annualized seven day yield at year-end.

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

**  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2015, these securities amounted to approximately $839,000 or 0.5% of net assets.

#  These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

  At October 31, 2015, these securities amounted to approximately $839,000 or 0.5% of net assets.

Restricted Security (000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 10/31/15	Fair Value Percentage of Net Assets as of 10/31/15
Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	8/15/2014	$466	0.2%	$446	0.3%
Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	7/11/2014	132	0.1%	130	0.1%
Dominican Republic International Bond, Senior Unsecured Notes, 6.85%, due 1/27/45	1/20/2015	269	0.1%	263	0.1%

b  See Note A in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2015.

See Notes to Financial Statements

27

Statement of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

EMERGING MARKETS DEBT FUND
October 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$161,662
Foreign currency*	1,107
Cash collateral segregated for financial futures contracts (Note A)	76
Cash collateral segregated for forward foreign currency contracts (Note A)	1,500
Dividends and interest receivable	2,479
Receivable for securities sold	20,324
Receivable for Fund shares sold	101
Receivable for forward foreign currency contracts (Note A)	2,159
Swap contracts, at value (Note A)	173
Prepaid expenses and other assets	23
Total Assets	189,604
Liabilities
Distributions payable	4
Swap contracts, at value (Note A)	1,516
Payable for forward foreign currency contracts (Note A)	2,113
Due to custodian	14,094
Payable for securities purchased	2,409
Payable for Fund shares redeemed	6
Payable to investment manager (Note B)	88
Payable to administrator-net (Note B)	4
Payable to trustees	2
Payable for variation margin on financial futures contracts (Note A)	2
Accrued expenses and other payables	190
Total Liabilities	20,428
Net Assets	$169,176
Net Assets consist of:
Paid-in capital	$189,413
Undistributed net investment income (loss)	189
Accumulated net realized gains (losses) on investments	(5,522)
Net unrealized appreciation (depreciation) in value of investments	(14,904)
Net Assets	$169,176
Net Assets
Institutional Class	$168,669
Class A	235
Class C	272
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	20,063
Class A	28
Class C	32
Net Asset Value, offering and redemption price per share
Institutional Class	$8.41
Net Asset Value and redemption price per share
Class A	$8.41
Offering Price per share
Class A‡	$8.78
Net Asset Value and offering price per share
Class C^	$8.41
*Cost of Investments:
Unaffiliated issuers	$175,119
Total cost of foreign currency	$1,107

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

28

Statement of Operations

Neuberger Berman Income Funds
(000's omitted)

EMERGING MARKETS DEBT FUND
For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$12,194
Foreign taxes withheld (Note A)	(160)
Total income	$12,034
Expenses:
Investment management fees (Note B)	1,059
Administration fees (Note B)	116
Administration fees (Note B):
Institutional Class	173
Class A	—
Class C	1
Distribution fees (Note B):
Class A	1
Class C	2
Shareholder servicing agent fees:
Institutional Class	9
Class A	—
Audit fees	61
Custodian and accounting fees	377
Insurance expense	5
Legal fees	112
Registration and filing fees	69
Shareholder reports	19
Trustees' fees and expenses	34
Interest expense	1
Miscellaneous	23
Total expenses	2,062
Expenses reimbursed by Management (Note B)	(324)
Total net expenses	1,738
Net investment income (loss)	$10,296
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(18,916)
Financial futures contracts	(622)
Foreign currency	(397)
Forward foreign currency contracts	(1,136)
Swap contracts	2,652
Net increase from payments by affiliates (Note B)	18
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(13,620)
Financial futures contracts	46
Foreign currency	82
Forward foreign currency contracts	207
Swap contracts	(1,054)
Net gain (loss) on investments	(32,740)
Net increase (decrease) in net assets resulting from operations	$(22,444)

See Notes to Financial Statements

29

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	EMERGING MARKETS DEBT FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$10,296	$7,352
Net realized gain (loss) on investments	(18,419)	(231)
Net increase from payments by affiliates (Note B)	18	16
Change in net unrealized appreciation (depreciation) of investments	(14,339)	(2,024)
Net increase (decrease) in net assets resulting from operations	(22,444)	5,113
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(1,790)	(6,223)
Class A	(2)	(2)
Class C	(2)	(2)
Net realized gain on investments:
Institutional Class	(188)	(1,572)
Class A	(0)	(1)
Class C	(0)	(1)
Tax return of capital:
Institutional Class	(8,480)	—
Class A	(7)	—
Class C	(8)	—
Total distributions to shareholders	(10,477)	(7,801)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	49,494	113,751
Class A	194	22
Class C	138	304
Proceeds from reinvestment of dividends and distributions:
Institutional Class	10,420	7,781
Class A	5	3
Class C	2	3
Payments for shares redeemed:
Institutional Class	(55,944)	(8,545)
Class A	(3)	(11)
Class C	(34)	(146)
Net increase (decrease) from Fund share transactions	4,272	113,162
Net Increase (Decrease) in Net Assets	(28,649)	110,474
Net Assets:
Beginning of year	197,825	87,351
End of year	$169,176	$197,825
Undistributed net investment income (loss) at end of year	$189	$—
Distributions in excess of net investment income at end of year	$—	$(242)

See Notes to Financial Statements

30

Notes to Financial Statements Emerging Markets Debt Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Fund had no operations until September 27, 2013, other than matters relating to its organization and registration of its shares under the 1933 Act. Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The Fund may invest in foreign securities denominated in foreign currencies. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

31

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at the end of the period. Such differences may be attributed to the tax treatment of one or more of the following: foreign currency gains and losses, gains and losses on swap contracts, rollforward of swap true-up from prior years, return of capital distributions, capital gains tax and net operating losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(5,200,313)	$(8,070,701)	$13,271,014

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$1,981,608	$7,726,651	$—	$73,855	$8,495,278	$—	$10,476,886	$7,800,506

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$—	$(16,015,645)	$(4,170,861)	$(50,183)	$(20,236,689)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, losses disallowed and recognized on wash sales, organizational expenses, defaulted bond adjustments, and mark to market on certain swap contract transactions, certain future contract transactions and forward foreign currency contracts.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforwards rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined on October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains as follows:

Long-Term	Short-Term
$2,756,876	$1,413,985

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6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

9  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2015, there were no outstanding balances of accrued capital gains taxes for the Fund.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

33

Derivative instruments: During the year ended October 31, 2015, the Fund's use of derivatives, as described below, was limited to interest rate swaps, cross currency swaps, forward contracts and financial futures. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swap contracts: During the year ended October 31, 2015, the Fund used interest rate swaps, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At October 31, 2015, the Fund had outstanding interest rate swaps as follows:

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Fund Pays Fixed Rate:
Goldman Sachs International	ILS	7,775,917	January 16, 2016	1.20%	0.08%	(2)	$(18,856)	$(4,926)	$(23,782)
Goldman Sachs International	PLN	6,800,000	February 3, 2016	3.31%	1.79%	(3)	(33,156)	(6,898)	(40,054)
Goldman Sachs International	ILS	5,500,000	February 14, 2016	1.21%	0.08%	(4)	(11,994)	(4,750)	(16,744)
Goldman Sachs International	ILS	2,000,000	April 2, 2016	0.95%	0.08%	(5)	(2,840)	(1,954)	(4,794)
Goldman Sachs International	ILS	4,000,000	May 22, 2016	0.76%	0.07%	(6)	(3,403)	(4,038)	(7,441)

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Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Goldman Sachs International	HUF	991,365,843	July 11, 2016	2.45%	1.36%	(7)	$—	$(26,352)	$(26,352)
JPMorgan Chase Bank, N.A.	ILS	6,000,000	July 31,2016	0.64%	0.08%	(8)	(2,530)	(6,582)	(9,112)
JPMorgan Chase Bank, N.A.	HUF	2,079,898,824	July 17, 2017	1.77%	1.35%	(9)	—	(29,039)	(29,039)
JPMorgan Chase Bank, N.A.	COP	7,627,733,851	September 21, 2017	5.41%	4.56%	(10)	(2,312)	17,647	15,335
JPMorgan Chase Bank, N.A.	COP	6,000,000,000	October 8, 2017	5.57%	4.56%	(10)	(1,154)	8,424	7,270
Goldman Sachs International	MXN	58,113,494	October 25, 2018	4.62%	3.30%	(12)	(384)	5,285	4,901
JPMorgan Chase Bank, N.A.	CZK	95,000,000	February 16, 2020	0.54%	0.05%	(15)	(11,565)	(30,926)	(42,491)
JPMorgan Chase Bank, N.A.	CZK	46,000,000	May 5, 2020	0.50%	0.05%	(15)	(4,724)	(11,773)	(16,497)
Goldman Sachs International	CZK	14,000,000	August 5, 2020	0.61%	0.05%	(15)	(311)	(6,308)	(6,619)
Goldman Sachs International	CZK	8,000,000	October 23, 2020	0.42%	0.05%	(15)	(4)	(399)	(403)
JPMorgan Chase Bank, N.A.	HUF	300,000,000	August 4, 2024	4.29%	1.37%	(18)	(5,573)	(147,555)	(153,128)
Goldman Sachs International	CLP	273,108,701	March 11, 2025	4.53%	3.25%	(19)	—	4,200	4,200
Goldman Sachs International	HUF	250,000,000	May 11, 2025	3.45%	1.70%	(20)	(14,695)	(59,830)	(74,525)
JPMorgan Chase Bank, N.A.	CLP	377,165,467	June 5, 2025	4.72%	3.25%	(22)	(3,840)	(5,142)	(8,982)
Goldman Sachs International	CLP	120,000,000	August 21, 2025	4.63%	3.25%	(22)	(531)	1,241	710
Goldman Sachs International	PLN	2,000,000	September 22, 2025	2.46%	1.81%	(24)	(439)	(8,205)	(8,644)
Total—Fund Pays Fixed Rate							$(118,311)	$(317,880)	$(436,191)

35

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Fund Pays Variable Rate:
Goldman Sachs International	BRL	2,787,608	January 4, 2016	11.66%	14.14%	(1)	$(1,767)	$(3,504)	$(5,271)
JPMorgan Chase Bank, N.A.	BRL	1,808,142	January 4, 2016	11.60%	14.14%	(1)	(2,395)	(2,307)	(4,702)
Goldman Sachs International	BRL	14,998,187	January 4, 2016	11.00%	14.14%	(1)	(71,899)	(22,022)	(93,921)
Goldman Sachs International	BRL	7,962,610	January 4, 2016	11.92%	14.14%	(1)	(17,602)	(8,283)	(25,885)
Goldman Sachs International	BRL	9,403,801	January 2, 2017	13.27%	14.14%	(1)	(6,150)	(58,187)	(64,337)
JPMorgan Chase Bank, N.A.	MXN	40,000,000	October 5, 2017	6.21%	3.31%	(11)	9,630	35,653	45,283
Goldman Sachs International	BRL	3,811,089	January 2, 2018	11.81%	14.14%	(1)	(8,168)	(87,388)	(95,556)
Goldman Sachs International	BRL	12,431,344	January 2, 2018	12.86%	14.14%	(1)	(9,504)	(189,207)	(198,711)
Goldman Sachs International	BRL	1,757,009	January 2, 2019	12.89%	14.14%	(1)	(1,269)	(40,604)	(41,873)
Goldman Sachs International	BRL	5,376,538	January 2, 2019	13.39%	14.14%	(1)	(1,811)	(103,359)	(105,170)
JPMorgan Chase Bank, N.A.	ILS	31,000,000	March 24, 2019	1.14%	0.05%	(13)	—	12,350	12,350
Goldman Sachs International	MXN	70,553,511	June 27, 2019	6.82%	3.30%	(14)	—	33,124	33,124
JPMorgan Chase Bank, N.A.	MXN	2,000,000	December 7, 2020	6.09%	3.31%	(16)	121	4,067	4,188
Goldman Sachs International	BRL	3,622,798	January 4, 2021	12.73%	14.14%	(1)	(4,692)	(144,223)	(148,915)
Goldman Sachs International	MXN	28,033,731	September 12, 2022	5.90%	3.31%	(16)	1,575	5,052	6,627
Goldman Sachs International	BRL	1,851,443	January 2, 2023	10.84%	14.14%	(1)	(9,785)	(180,278)	(190,063)

36

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Goldman Sachs International	BRL	1,000,000	January 2, 2023	11.99%	14.14%	(1)	$(1,980)	$(71,096)	$(73,076)
JPMorgan Chase Bank, N.A.	ZAR	7,800,000	October 2, 2023	8.08%	6.31%	(17)	842	2,255	3,097
Goldman Sachs International	MXN	9,841,893	May 21, 2025	6.36%	3.30%	(21)	549	5,496	6,045
Goldman Sachs International	MXN	22,148,604	September 5, 2025	6.36%	3.30%	(23)	1,799	9,743	11,542
JPMorgan Chase Bank, N.A.	ZAR	6,400,000	October 2, 2028	8.53%	6.31%	(17)	867	4,538	5,405
Goldman Sachs International	ZAR	6,100,000	January 16, 2029	8.76%	6.31%	(25)	534	11,949	12,483
Total—Fund Pays Variable Rate							(121,105)	(786,231)	(907,336)
Total							$(239,416)	$(1,104,111)	$(1,343,527)

(1)  1 Day Overnight Brazil CETIP Interbank Deposit Rate.

(2)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 14, 2015.

(3)  6 Month Poland Warsaw Interbank Offer Rate (WIBOR) at July 30, 2015.

(4)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at August 12, 2015.

(5)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at September 30, 2015.

(6)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at August 20, 2015.

(7)  6 Month Budapest Interbank Offer Rate (BUBOR) at October 8, 2015.

(8)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 29, 2015.

(9)  6 Month Budapest Interbank Offer Rate (BUBOR).

(10)  1 Day Colombia Overnight Interbank Reference Rate at October 30, 2015.

(11)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(12)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 28, 2015.

(13)  3 Month Tel Aviv Interbank Offer Rate (TELBOR).

(14)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(15)  6 Month Prague Interbank Offer Rate (PRIBOR) at August 14, 2015.

(16)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 16, 2015.

(17)  3 Month Johannesburg Interbank Agreed Rate (JIBAR) at October 2, 2015.

(18)  6 Month Budapest Interbank Offer Rate (BUBOR) at July 31, 2015.

37

(19)  1 Day Sinacofi Chile Interbank Rate (CLICP) at October 29, 2015.

(20)  6 Month Budapest Interbank Offer Rate (BUBOR) at May 7, 2015.

(21)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 21, 2015.

(22)  1 Day Sinacofi Chile Interbank Rate (CLICP) at October 30, 2015.

(23)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 15, 2015.

(24)  6 Month Poland Warsaw Interbank Offer Rate (WIBOR) at October 2, 2015.

(25)  3 Month Johannesburg Interbank Agreed Rate (JIBAR) at October 16, 2015.

d  Notional amount is stated in the currency in which the swap is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Republic Koruna

HUF = Hungarian Forint

ILS = Israeli Shekel

MXN = Mexican Peso

PLN = Polish Zloty

ZAR = South African Rand

For the year ended October 31, 2015, the average notional value of interest rate swaps was $60,360,984.

Cross currency swap contracts: During the year ended October 31, 2015, the Fund used cross currency swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At October 31, 2015, the Fund did not have any outstanding cross currency swap contracts.

For the year ended October 31, 2015, the average notional value of cross currency swap contracts was $9,841,041.

Forward foreign currency contracts: During the year ended October 31, 2015, the Fund used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure of the Fund, to add value by applying foreign exchange leverage, and to gain exposure to new and difficult to access markets.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange

38

rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2015, open forward contracts were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,317,950	Australian Dollar	$929,832	Citibank N.A.	11/25/15	$8,925
1,338,894	Australian Dollar	979,502	Citibank N.A.	11/25/15	(25,828)
3,477,319	Brazilian Real	967,640	Goldman Sachs International	11/25/15	(72,327)
6,998,460	Brazilian Real	1,824,044	Goldman Sachs International	11/25/15	(22,136)
1,231,092	Brazilian Real	313,461	Goldman Sachs International	11/25/15	3,511
3,836,346	Brazilian Real	928,223	Goldman Sachs International	11/25/15	59,529
3,670,443	Brazilian Real	919,569	JPMorgan Chase Bank N.A.	11/25/15	25,467
3,146,609	Brazilian Real	812,112	Citibank N.A.	11/25/15	(1,948)
3,842,059	Brazilian Real	1,010,725	JPMorgan Chase Bank N.A.	11/25/15	(21,502)
453,474	Brazilian Real	116,608	Goldman Sachs International	11/25/15	149
8,281,973	Brazilian Real	2,099,065	Goldman Sachs International	11/25/15	33,312
667,915	Brazilian Real	172,936	Citibank N.A.	11/25/15	(967)
716,488,518	Chilean Peso	1,036,137	JPMorgan Chase Bank N.A.	11/02/15	(75)
617,581,508	Chilean Peso	891,171	Goldman Sachs International	11/02/15	1,869
658,995,041	Chilean Peso	968,754	JPMorgan Chase Bank N.A.	11/02/15	(15,830)
662,355,049	Chilean Peso	980,686	JPMorgan Chase	11/02/15	(22,902)
				Bank N.A.
665,246,949	Chilean Peso	960,645	JPMorgan Chase Bank N.A.	11/02/15	1,320
1,402,462,181	Chilean Peso	2,031,553	Goldman Sachs International	11/02/15	(3,555)
1,254,874,835	Chilean Peso	1,817,763	JPMorgan Chase Bank N.A.	11/02/15	(3,181)

39

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation Depreciation)
663,330,049	Chilean Peso	$960,874	JPMorgan Chase Bank N.A.	11/02/15	$(1,681)
1,402,462,181	Chilean Peso	2,030,494	Goldman Sachs International	01/28/16	(18,538)
4,183,789,739	Colombian Peso	1,417,393	JPMorgan Chase Bank N.A.	01/27/16	11,369
745,009	Euro	832,632	JPMorgan Chase Bank N.A.	11/04/15	(13,373)
234,649	Euro	261,582	JPMorgan Chase Bank N.A.	11/04/15	(3,547)
324,659	Euro	362,002	JPMorgan Chase Bank N.A.	11/04/15	(4,986)
332,983	Euro	371,005	JPMorgan Chase Bank N.A.	11/04/15	(4,836)
208,115	Euro	232,115	JPMorgan Chase Bank N.A.	11/04/15	(3,258)
707,590	Euro	790,381	JPMorgan Chase Bank N.A.	11/04/15	(12,270)
1,256,530	Euro	1,407,291	JPMorgan Chase Bank N.A.	11/04/15	(25,531)
766,949	Euro	874,858	JPMorgan Chase Bank N.A.	11/04/15	(31,472)
212,029	Euro	241,806	JPMorgan Chase Bank N.A.	11/04/15	(8,645)
25,781	Euro	28,698	JPMorgan Chase Bank N.A.	11/04/15	(347)
2,465,729	Euro	2,722,386	Goldman Sachs International	11/04/15	(10,915)
193,418	Euro	212,012	JPMorgan Chase Bank N.A.	12/03/15	759
279,027	Euro	314,436	Goldman Sachs International	12/10/15	(7,438)
2,512,175	Euro	2,811,505	Citibank N.A.	12/18/15	(46,973)
125,427,102	Indian Rupee	1,924,850	JPMorgan Chase Bank N.A.	11/20/15	(11,939)
61,477,987	Indian Rupee	916,884	JPMorgan Chase Bank N.A.	11/30/15	19,176
13,500,000,000	Indonesian Rupiah	1,048,137	Goldman Sachs International	11/20/15	(67,772)
2,186,350,567	Indonesian Rupiah	167,961	JPMorgan Chase Bank N.A.	11/20/15	(9,189)
2,450,683,080	Indonesian Rupiah	185,629	Goldman Sachs International	11/20/15	(7,662)
2,108,744,811	Indonesian Rupiah	156,796	JPMorgan Chase Bank N.A.	11/20/15	(3,660)

40

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
9,867,973,459	Indonesian Rupiah	$732,480	JPMorgan Chase Bank N.A.	11/20/15	$(15,872)
2,061,722,968	Indonesian Rupiah	151,020	JPMorgan Chase Bank N.A.	11/20/15	(1,298)
1,481,279,265	Indonesian Rupiah	106,586	Goldman Sachs International	11/20/15	983
2,416,335,756	Indonesian Rupiah	168,570	Goldman Sachs International	11/20/15	6,903
3,336,516,635	Indonesian Rupiah	227,128	Goldman Sachs International	11/20/15	15,168
2,699,191,788	Indonesian Rupiah	182,927	Goldman Sachs International	11/20/15	13,087
2,255,267,205	Indonesian Rupiah	155,697	Goldman Sachs International	11/20/15	8,080
1,308,906,214	Indonesian Rupiah	93,627	JPMorgan Chase Bank N.A.	11/20/15	1,425
6,500,000,000	Indonesian Rupiah	472,555	Goldman Sachs International	11/20/15	(528)
614,610	Israeli Shekel	159,126	Citibank N.A.	12/01/15	(253)
3,898,643	Malaysian Ringgit	917,652	JPMorgan Chase Bank N.A.	11/27/15	(11,620)
5,500,000	Malaysian Ringgit	1,310,241	JPMorgan Chase Bank N.A.	11/27/15	(32,059)
11,013,445	Malaysian Ringgit	2,605,353	Goldman Sachs International	11/27/15	(45,865)
389,832	Malaysian Ringgit	90,585	Goldman Sachs International	11/27/15	11
3,939,197	Malaysian Ringgit	915,262	JPMorgan Chase Bank N.A.	11/27/15	194
521,343	Malaysian Ringgit	123,705	JPMorgan Chase Bank N.A.	11/27/15	(2,547)
624,375	Malaysian Ringgit	142,036	Goldman Sachs International	11/27/15	3,067
1,159,140	Malaysian Ringgit	263,339	JPMorgan Chase Bank N.A.	11/27/15	6,041
577,689	Malaysian Ringgit	132,073	JPMorgan Chase Bank N.A.	11/27/15	2,180
700,000	Malaysian Ringgit	163,349	JPMorgan Chase Bank N.A.	11/27/15	(671)
670,703	Malaysian Ringgit	156,170	JPMorgan Chase Bank N.A.	11/27/15	(301)
94,979,369	Mexican Peso	5,805,369	Goldman Sachs International	11/17/15	(60,737)
4,539,249	Mexican Peso	276,106	JPMorgan Chase Bank N.A.	11/17/15	(1,558)
15,842,576	Mexican Peso	927,849	JPMorgan Chase Bank N.A.	11/17/15	30,357

41

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
4,709,314	Mexican Peso	$273,380	JPMorgan Chase Bank N.A.	11/17/15	$11,454
1,723,021	Mexican Peso	102,206	Goldman Sachs International	11/17/15	2,007
3,459,072	Mexican Peso	207,876	JPMorgan Chase Bank N.A.	11/17/15	1,339
15,719,149	Mexican Peso	945,140	JPMorgan Chase Bank N.A.	11/17/15	5,600
4,377,673	Mexican Peso	256,400	Citibank N.A.	11/17/15	8,375
1,966,934	Mexican Peso	115,579	Goldman Sachs International	11/17/15	3,387
1,911,975	Mexican Peso	114,807	Goldman Sachs International	11/17/15	834
4,513,135	Mexican Peso	270,414	Goldman Sachs International	11/17/15	2,554
3,962,906	New Taiwan Dollar	122,332	Goldman Sachs International	12/03/15	(321)
29,698,827	New Taiwan Dollar	913,473	JPMorgan Chase Bank N.A.	12/03/15	900
29,245,065	New Taiwan Dollar	903,741	JPMorgan Chase Bank N.A.	12/03/15	(3,339)
31,183,207	New Taiwan Dollar	961,999	JPMorgan Chase Bank N.A.	12/03/15	(1,925)
4,001,033	New Taiwan Dollar	123,325	Goldman Sachs International	12/03/15	(140)
96,548,631	Nigerian Naira	451,162	JPMorgan Chase Bank N.A.	11/16/15	28,218
100,141,604	Nigerian Naira	450,075	Goldman Sachs International	12/11/15	36,002
130,000,000	Nigerian Naira	501,931	JPMorgan Chase Bank N.A.	02/26/16	86,551
87,500,000	Nigerian Naira	333,842	Goldman Sachs International	03/22/16	55,305
160,000,000	Nigerian Naira	613,027	JPMorgan Chase Bank N.A.	03/23/16	98,058
162,000,000	Nigerian Naira	675,000	JPMorgan Chase Bank N.A.	06/02/16	12,916
6,205,511	Peruvian Nuevo Sol	1,825,150	Goldman Sachs International	11/19/15	60,024
6,279,898	Peruvian Nuevo Sol	1,895,818	JPMorgan Chase Bank N.A.	11/19/15	11,954
675,992	Peruvian Nuevo Sol	205,157	JPMorgan Chase Bank N.A.	11/19/15	203
8,000,000	Philippine Peso	171,086	JPMorgan Chase Bank N.A.	11/16/15	(176)
12,371,190	Russian Ruble	176,153	JPMorgan Chase Bank N.A.	11/30/15	16,025

42

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
5,405,396	Russian Ruble	$77,519	JPMorgan Chase Bank N.A.	11/30/15	$6,451
72,696,778	Russian Ruble	1,092,527	JPMorgan Chase Bank N.A.	11/30/15	36,772
59,662,475	Russian Ruble	943,908	JPMorgan Chase Bank N.A.	11/30/15	(17,089)
18,456,111	Russian Ruble	286,718	Goldman Sachs International	11/30/15	(14)
1,353,254	Singapore Dollar	964,525	JPMorgan Chase Bank N.A.	11/19/15	902
1,300,773	Singapore Dollar	915,233	JPMorgan Chase Bank N.A.	11/19/15	12,754
1,303,962	Singapore Dollar	920,899	JPMorgan Chase Bank N.A.	11/19/15	9,363
24,402	Singapore Dollar	17,506	Goldman Sachs International	11/19/15	(98)
4,779	Singapore Dollar	3,431	Goldman Sachs International	11/19/15	(22)
1,332,929	Singapore Dollar	956,632	Goldman Sachs International	11/27/15	(5,943)
1,630,499	South African Rand	126,617	Goldman Sachs International	11/06/15	(8,858)
10,230,982	South African Rand	763,308	Citibank N.A.	11/06/15	(24,397)
12,240,000	South African Rand	929,365	Goldman Sachs International	11/06/15	(45,357)
2,738,842	South African Rand	199,875	Goldman Sachs International	11/06/15	(2,068)
12,656,923	South African Rand	926,361	Citibank N.A.	11/06/15	(12,241)
12,479,357	South African Rand	918,684	Goldman Sachs International	11/06/15	(17,389)
1,357,948	South African Rand	100,408	JPMorgan Chase Bank N.A.	11/06/15	(2,333)
12,859,691	South African Rand	978,163	JPMorgan Chase Bank N.A.	11/06/15	(49,398)
6,931,715	South African Rand	512,165	Goldman Sachs International	11/06/15	(11,537)
6,147,782	South African Rand	457,629	Citibank N.A.	11/06/15	(13,618)
11,039,015	South African Rand	788,018	Citibank N.A.	02/03/16	(3,269)
3,614,767	South African Rand	257,558	JPMorgan Chase Bank N.A.	02/03/16	(589)
1,116,358,547	South Korean Won	933,605	JPMorgan Chase Bank N.A.	11/03/15	45,614
1,043,435,808	South Korean Won	902,970	JPMorgan Chase Bank N.A.	11/03/15	12,284
1,116,358,547	South Korean Won	980,466	Goldman Sachs International	11/03/15	(1,247)

43

Contracts to Receive			In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,056,547,714	South Korean Won	$927,936		JPMorgan Chase Bank N.A.	11/03/15	$(1,180)
292,301,764	South Korean Won	257,903		JPMorgan Chase Bank N.A.	11/20/15	(2,027)
3,097,378	Thai Baht	84,883		Goldman Sachs International	11/25/15	2,131
34,334,201	Thai Baht	954,924		JPMorgan Chase Bank N.A.	11/25/15	9,616
32,000,000	Thai Baht	898,301		Citibank N.A.	11/25/15	665
6,982,511	Turkish Lira	2,331,748		Citibank N.A.	12/08/15	38,205
653,211	Turkish Lira	220,871		Goldman Sachs International	12/08/15	838
2,842,820	Turkish Lira	971,872		JPMorgan Chase Bank N.A.	12/08/15	(6,983)
258,107	Turkish Lira	87,665		Citibank N.A.	12/08/15	(60)
2,472,830	Turkish Lira	851,078		JPMorgan Chase Bank N.A.	12/08/15	(11,768)
Total						$(30,795)
Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,539,200	Euro	11,225,329	Romanian Leu	JPMorgan Chase Bank N.A.	11/10/15	$(98,546)
154,101	Euro	47,957,770	Hungarian Forint	Citibank N.A.	12/01/15	59
56,857	Euro	17,839,826	Hungarian Forint	Goldman Sachs International	12/01/15	(987)
628,780	Euro	197,756,318	Hungarian Forint	JPMorgan Chase Bank N.A.	12/01/15	(11,801)
538,111	Euro	167,096,349	Hungarian Forint	JPMorgan Chase Bank N.A.	12/01/15	(15,184)
93,637	Euro	28,971,843	Hungarian Forint	JPMorgan Chase Bank N.A.	12/01/15	(3,518)
597,344	Euro	184,924,659	Hungarian Forint	JPMorgan Chase Bank N.A.	12/01/15	(608)
490,595	Euro	2,107,063	Polish Zloty	Goldman Sachs International	12/10/15	4,118
2,131,664	Euro	8,989,802	Polish Zloty	JPMorgan Chase Bank N.A.	12/10/15	(59,700)
389,099	Euro	1,656,960	Polish Zloty	JPMorgan Chase Bank N.A.	12/10/15	(6,675)
8,206	Euro	34,773	Polish Zloty	JPMorgan Chase Bank N.A.	12/10/15	(197)
55,818,205	Hungarian Forint	178,999	Euro	Goldman Sachs International	12/01/15	(3,473)

44

Cross Currency	Contracts to Receive	In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
61,118,131	Hungarian Forint	195,753	Euro	Goldman Sachs International	12/01/15	$1,912
20,698,281	Hungarian Forint	65,974	Euro	JPMorgan Chase Bank N.A.	12/01/15	(894)
13,329,699	Polish Zloty	3,165,320	Euro	Citibank N.A.	12/10/15	(128,391)
7,509,394	Polish Zloty	1,762,312	Euro	Citibank N.A.	12/10/15	(35,031)
445,944	Polish Zloty	104,279	Euro	Citibank N.A.	12/10/15	2
786,554	Polish Zloty	186,793	Euro	Goldman Sachs International	12/10/15	(7,576)
3,651,472	Polish Zloty	849,241	Euro	Goldman Sachs International	12/10/15	(21,467)
1,783,458	Polish Zloty	418,408	Euro	Goldman Sachs International	12/10/15	(523)
3,359,788	Polish Zloty	784,612	Euro	JPMorgan Chase Bank N.A.	12/10/15	2,421
512,705	Romanian Leu	115,530	Euro	Goldman Sachs International	11/10/15	917
Total						$(385,142)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
164,084	Australian Dollar	$117,070	Goldman Sachs International	11/25/15	$195
1,317,950	Australian Dollar	920,149	JPMorgan Chase Bank N.A.	11/25/15	(18,607)
3,318,589	Brazilian Real	921,574	Citibank N.A.	11/25/15	67,130
3,957,820	Brazilian Real	974,185	Citibank N.A.	11/25/15	(44,844)
4,275,718	Brazilian Real	1,174,091	Goldman Sachs International	11/25/15	73,213
3,051,383	Brazilian Real	814,859	Goldman Sachs International	11/25/15	29,213
3,628,635	Brazilian Real	965,190	Goldman Sachs International	11/25/15	30,918
3,115,870	Brazilian Real	750,870	Goldman Sachs International	11/25/15	(51,379)
1,651,884	Brazilian Real	402,604	Goldman Sachs International	11/25/15	(22,710)
1,843,316	Brazilian Real	472,973	JPMorgan Chase Bank N.A.	11/25/15	(1,630)
3,440,265	Brazilian Real	878,560	JPMorgan Chase Bank N.A.	11/25/15	(7,212)
6,019,949	Brazilian Real	1,520,009	JPMorgan Chase Bank N.A.	11/25/15	(29,960)
3,851,266	Brazilian Real	984,357	JPMorgan Chase Bank N.A.	11/25/15	(7,237)
45

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
3,872,688	Brazilian Real	$993,782	JPMorgan Chase Bank N.A.	11/25/15	$(3,327)
1,402,462,181	Chilean Peso	2,046,792	Goldman Sachs International	11/02/15	18,794
617,581,508	Chilean Peso	894,605	Goldman Sachs International	11/02/15	1,565
1,254,874,835	Chilean Peso	1,826,202	JPMorgan Chase Bank N.A.	11/02/15	11,619
663,330,049	Chilean Peso	941,027	JPMorgan Chase Bank N.A.	11/02/15	(18,166)
716,488,518	Chilean Peso	1,037,878	JPMorgan Chase Bank N.A.	11/02/15	1,816
658,995,041	Chilean Peso	954,595	JPMorgan Chase Bank N.A.	11/02/15	1,670
665,246,949	Chilean Peso	963,651	JPMorgan Chase Bank N.A.	11/02/15	1,686
662,355,049	Chilean Peso	959,462	JPMorgan Chase Bank N.A.	11/02/15	1,679
158,056,184	Chilean Peso	231,161	Goldman Sachs International	01/28/16	4,415
271,127,418	Colombian Peso	92,582	Goldman Sachs International	01/27/16	(8)
2,910,561,796	Colombian Peso	984,489	JPMorgan Chase Bank N.A.	01/27/16	(9,466)
614,766	Euro	691,120	Goldman Sachs International	11/04/15	15,084
507,607	Euro	570,778	Goldman Sachs International	11/04/15	12,581
372,693	Euro	414,905	JPMorgan Chase Bank N.A.	11/04/15	5,068
406,066	Euro	455,160	JPMorgan Chase Bank N.A.	11/04/15	8,624
406,079	Euro	457,828	JPMorgan Chase Bank N.A.	11/04/15	11,278
625,362	Euro	703,039	JPMorgan Chase Bank N.A.	11/04/15	15,351
1,412,838	Euro	1,587,728	JPMorgan Chase Bank N.A.	11/04/15	34,083
78,070	Euro	87,760	JPMorgan Chase Bank N.A.	11/04/15	1,909
369,923	Euro	419,626	JPMorgan Chase Bank N.A.	11/04/15	12,835
424,036	Euro	484,988	JPMorgan Chase Bank N.A.	11/04/15	18,692
508,843	Euro	582,342	JPMorgan Chase Bank N.A.	11/04/15	22,786

46

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
339,229	Euro	$385,811	JPMorgan Chase Bank N.A.	11/04/15	$12,774
120,446	Euro	136,880	JPMorgan Chase Bank N.A.	11/04/15	4,429
429,684	Euro	476,504	JPMorgan Chase Bank N.A.	11/04/15	3,996
664,381	Euro	732,503	JPMorgan Chase Bank N.A.	11/04/15	1,907
212,856	Euro	232,887	JPMorgan Chase Bank N.A.	11/04/15	(1,183)
2,465,729	Euro	2,723,502	Goldman Sachs International	12/03/15	11,051
507,421	Euro	566,483	Goldman Sachs International	12/10/15	8,196
2,512,175	Euro	2,816,849	JPMorgan Chase Bank N.A.	12/18/15	52,316
14,757,848	Indian Rupee	226,165	Citibank N.A.	11/30/15	1,463
61,477,987	Indian Rupee	913,085	Goldman Sachs International	11/30/15	(22,976)
4,974,442,838	Indonesian Rupiah	370,855	Goldman Sachs International	11/20/15	9,614
1,903,415,494	Indonesian Rupiah	141,518	Goldman Sachs International	11/20/15	3,293
4,530,803,104	Indonesian Rupiah	326,432	Goldman Sachs International	11/20/15	(2,593)
14,231,772,630	Indonesian Rupiah	1,042,684	Goldman Sachs International	11/20/15	9,179
1,900,000,000	Indonesian Rupiah	141,590	JPMorgan Chase Bank N.A.	11/20/15	3,613
7,012,289,267	Indonesian Rupiah	527,200	JPMorgan Chase Bank N.A.	11/20/15	17,971
4,500,000,000	Indonesian Rupiah	305,147	JPMorgan Chase Bank N.A.	11/20/15	(21,641)
5,714,047,462	Indonesian Rupiah	418,060	JPMorgan Chase Bank N.A.	11/20/15	3,108
52,837,750,130	Indonesian Rupiah	3,844,143	JPMorgan Chase Bank N.A.	11/20/15	7,088
1,362,944,944	Indonesian Rupiah	98,671	JPMorgan Chase Bank N.A.	11/20/15	(305)
7,011,894	Israeli Shekel	1,790,313	Citibank N.A.	12/01/15	(22,226)
49,000,000	Kenyan Shilling	432,862	JPMorgan Chase Bank N.A.	07/29/16	(22,120)
4,000,000	Malaysian Ringgit	932,618	Goldman Sachs International	11/27/15	3,032
3,801,163	Malaysian Ringgit	892,100	Goldman Sachs International	11/27/15	8,722
7,821,711	Mexican Peso	474,774	Citibank N.A.	11/17/15	1,694

47

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
15,558,123	Mexican Peso	$930,751	Goldman Sachs International	11/17/15	$(10,250)
4,194,068	Mexican Peso	254,738	Goldman Sachs International	11/17/15	1,068
1,865,849	Mexican Peso	110,409	JPMorgan Chase Bank N.A.	11/17/15	(2,443)
15,061,863	Mexican Peso	884,370	JPMorgan Chase Bank N.A.	11/17/15	(26,616)
5,247,774	Mexican Peso	311,506	JPMorgan Chase Bank N.A.	11/17/15	(5,895)
15,517,394	Mexican Peso	937,879	JPMorgan Chase Bank N.A.	11/17/15	(659)
30,000,000	New Taiwan Dollar	962,155	Goldman Sachs International	12/03/15	38,510
31,718,859	New Taiwan Dollar	974,166	Goldman Sachs International	12/03/15	(2,399)
25,752,045	New Taiwan Dollar	835,210	JPMorgan Chase Bank N.A.	12/03/15	42,352
8,000,000	New Taiwan Dollar	257,965	JPMorgan Chase Bank N.A.	12/03/15	11,659
30,153,051	New Taiwan Dollar	926,190	JPMorgan Chase Bank N.A.	12/03/15	(2,167)
96,548,631	Nigerian Naira	474,674	Goldman Sachs International	11/16/15	(4,707)
100,141,604	Nigerian Naira	483,776	JPMorgan Chase Bank N.A.	12/11/15	(2,301)
130,000,000	Nigerian Naira	547,945	JPMorgan Chase Bank N.A.	02/26/16	(40,536)
87,500,000	Nigerian Naira	377,807	Goldman Sachs International	03/22/16	(11,341)
160,000,000	Nigerian Naira	682,594	JPMorgan Chase Bank N.A.	03/23/16	(28,491)
123,000,000	Nigerian Naira	469,690	JPMorgan Chase Bank N.A.	06/02/16	(52,617)
39,000,000	Nigerian Naira	148,148	JPMorgan Chase Bank N.A.	06/02/16	(17,461)
9,234,953	Peruvian Nuevo Sol	2,777,012	JPMorgan Chase Bank N.A.	11/19/15	(28,478)
6,258,130	Peruvian Nuevo Sol	1,922,916	JPMorgan Chase Bank N.A.	11/19/15	21,756
68,008,387	Russian Ruble	1,010,076	Goldman Sachs International	11/30/15	(46,392)
45,997,338	Russian Ruble	724,482	Goldman Sachs International	11/30/15	9,942
33,728,076	Russian Ruble	533,530	Goldman Sachs International	11/30/15	9,586

48

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
18,738,122	Russian Ruble	$291,612	Goldman Sachs International	11/30/15	$527
90,871,308	Russian Ruble	1,322,149	JPMorgan Chase Bank N.A.	11/30/15	(89,480)
10,634,959	Russian Ruble	156,950	JPMorgan Chase Bank N.A.	11/30/15	(8,257)
15,000,000	Russian Ruble	236,294	JPMorgan Chase Bank N.A.	11/30/15	3,278
40,129,948	Russian Ruble	646,631	JPMorgan Chase Bank N.A.	11/30/15	23,238
2,667,799	Singapore Dollar	1,890,153	Goldman Sachs International	11/19/15	(13,086)
1,319,371	Singapore Dollar	925,302	Goldman Sachs International	11/19/15	(15,952)
1,332,929	Singapore Dollar	960,033	JPMorgan Chase Bank N.A.	11/27/15	9,344
11,440,952	South African Rand	858,642	Citibank N.A.	11/06/15	32,344
12,821,026	South African Rand	924,376	Citibank N.A.	11/06/15	(1,595)
11,039,015	South African Rand	800,595	Citibank N.A.	11/06/15	3,325
1,111,441	South African Rand	85,690	Goldman Sachs International	11/06/15	5,418
1,236,679	South African Rand	91,931	Goldman Sachs International	11/06/15	2,615
11,263,000	South African Rand	813,199	Goldman Sachs International	11/06/15	(248)
430,655	South African Rand	30,664	Goldman Sachs International	11/06/15	(439)
6,305,763	South African Rand	459,996	Goldman Sachs International	11/06/15	4,575
2,922,604	South African Rand	215,485	Goldman Sachs International	11/06/15	4,406
4,725,821	South African Rand	367,707	JPMorgan Chase Bank N.A.	11/06/15	26,395
2,575,985	South African Rand	184,290	JPMorgan Chase Bank N.A.	11/06/15	(1,755)
13,400,798	South African Rand	993,848	JPMorgan Chase Bank N.A.	11/06/15	26,003
1,116,358,547	South Korean Won	952,443	Goldman Sachs International	11/03/15	(26,776)
1,056,547,714	South Korean Won	893,230	JPMorgan Chase Bank N.A.	11/03/15	(33,526)
1,043,435,808	South Korean Won	916,420	JPMorgan Chase Bank N.A.	11/03/15	1,165
1,116,358,547	South Korean Won	980,466	JPMorgan Chase Bank N.A.	11/03/15	1,247
2,207,064,714	South Korean Won	1,955,543	JPMorgan Chase Bank N.A.	11/20/15	23,521

49

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
29,892,972	Thai Baht	$842,086	Goldman Sachs International	11/25/15	$2,313
7,148,053	Thai Baht	200,299	Goldman Sachs International	11/25/15	(509)
40,000,000	Thai Baht	1,099,415	JPMorgan Chase Bank N.A.	11/25/15	(24,293)
14,477,085	Thai Baht	408,576	JPMorgan Chase Bank N.A.	11/25/15	1,876
705,695	Turkish Lira	241,152	Citibank N.A.	12/08/15	1,630
2,047,735	Turkish Lira	699,968	Citibank N.A.	12/08/15	4,941
236,872	Turkish Lira	80,482	Goldman Sachs International	12/08/15	85
1,838,361	Turkish Lira	626,157	JPMorgan Chase Bank N.A.	12/08/15	2,194
Total					$74,704

Cross Currency	Contracts to Deliver	In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
115,530	Euro	512,705	Romanian Leu	Goldman Sachs International	11/10/15	$(826)
178,999	Euro	55,818,205	Hungarian Forint	Goldman Sachs International	12/01/15	3,978
195,753	Euro	61,118,131	Hungarian Forint	Goldman Sachs International	12/01/15	(1,093)
65,974	Euro	20,698,281	Hungarian Forint	JPMorgan Chase Bank N.A.	12/01/15	1,522
3,165,320	Euro	13,329,699	Polish Zloty	Citibank N.A.	12/10/15	91,262
1,762,312	Euro	7,509,394	Polish Zloty	Citibank N.A.	12/10/15	37,105
104,279	Euro	445,944	Polish Zloty	Citibank N.A.	12/10/15	535
186,793	Euro	786,554	Polish Zloty	Goldman Sachs International	12/10/15	5,368
849,241	Euro	3,651,472	Polish Zloty	Goldman Sachs International	12/10/15	30,936
418,408	Euro	1,783,458	Polish Zloty	Goldman Sachs International	12/10/15	1,165
784,612	Euro	3,359,788	Polish Zloty	JPMorgan Chase Bank N.A.	12/10/15	2,761
47,957,770	Hungarian Forint	154,101	Euro	Citibank N.A.	12/01/15	(153)
17,839,826	Hungarian Forint	56,857	Euro	Goldman Sachs International	12/01/15	439
197,756,318	Hungarian Forint	628,780	Euro	JPMorgan Chase Bank N.A.	12/01/15	4,086
167,096,349	Hungarian Forint	538,111	Euro	JPMorgan Chase Bank N.A.	12/01/15	16,165

50

Cross Currency	Contracts to Deliver	In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
28,971,843	Hungarian Forint	93,637	Euro	JPMorgan Chase Bank N.A.	12/01/15	$4,058
184,924,659	Hungarian Forint	597,344	Euro	JPMorgan Chase Bank N.A.	12/01/15	3,693
2,107,063	Polish Zloty	490,595	Euro	Goldman Sachs International	12/10/15	(8,982)
8,989,802	Polish Zloty	2,131,664	Euro	JPMorgan Chase Bank N.A.	12/10/15	81,344
1,656,960	Polish Zloty	389,099	Euro	JPMorgan Chase Bank N.A.	12/10/15	6,484
34,773	Polish Zloty	8,206	Euro	JPMorgan Chase Bank N.A.	12/10/15	237
11,225,329	Romanian Leu	2,539,200	Euro	JPMorgan Chase Bank N.A.	11/10/15	107,257
Total						$387,341

For the year ended October 31, 2015, the Fund's investments in forward contracts had an average notional value of $245,987,895.

Financial futures contracts: During the year ended October 31, 2015, the Fund used financial futures for economic hedging purposes, including as a maturity or duration management device.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

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At October 31, 2015, open positions in financial futures were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)

December 2015	33 U.S. Treasury Note, 5 Year	Short	$2,674
December 2015	29 U.S. Treasury Note, 10 Year	Short	6,486
Total			$9,160

For the year ended October 31, 2015, the average notional value of financial futures was $73,750 for long positions and $(17,447,873) for short positions.

At October 31, 2015, the notional value of financial futures was $0 for long positions and $(7,655,460) for short positions.

At October 31, 2015, the Fund had deposited $75,735 in a segregated account to cover margin requirements on open financial futures.

At October 31, 2015, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Swap contracts, at value(1)	$172,560	$—	$172,560
Financial futures	Receivable/Payable for variation margin on financial futures contracts(2)	9,160	—	9,160
Forward contracts	Receivable for forward foreign currency contracts	—	2,158,970	2,158,970
Total Value—Assets		$181,720	$2,158,970	$2,340,690

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Swap contracts, at value(1)	$(1,516,087)	$—	$(1,516,087)
Forward contracts	Payable for forward foreign currency contracts	—	(2,112,862)	(2,112,862)
Total Value—Liabilities		$(1,516,087)	$(2,112,862)	$(3,628,949)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest as of October 31, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Swap contracts, at value."

(2)  "Financial futures" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2015, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

52

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Net realized gain (loss) on: swap contracts	$61,211	$2,590,650	$2,651,861
Financial futures	Net realized gain (loss) on: financial futures contracts	(621,691)	—	(621,691)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(1,135,977)	(1,135,977)
Total Realized Gain (Loss)		$(560,480)	$1,454,673	$894,193

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$(977,753)	$(76,733)	$(1,054,486)
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	46,212	—	46,212
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	206,624	206,624
Total Change in Appreciation (Depreciation)		$(931,542)	$129,892	$(801,650)

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2015.

53

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap contracts	$172,560	$—	$172,560
Forward contracts	2,158,970	—	2,158,970
Total	$2,331,530	$—	$2,331,530

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Citibank, N.A.	$297,660	$(297,660)	$—	$—
Goldman Sachs International	755,326	(755,326)	—	—
JPMorgan Chase Bank, N.A.	1,278,544	(1,278,544)	—	—
Total	$2,331,530	$(2,331,530)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swap contracts	$(1,516,087)	$—	$(1,516,087)
Forward contracts	(2,112,862)	—	(2,112,862)
Total	$(3,628,949)	$—	$(3,628,949)

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Citibank, N.A.	$(361,794)	$297,660	$—	$(64,134)
Goldman Sachs International	(1,939,295)	755,326	—	(1,183,969)
JPMorgan Chase Bank, N.A.	(1,327,860)	1,278,544	—	(49,316)
Total	$(3,628,949)	$2,331,530	$—	$(1,297,419)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2015.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

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14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and Class A and Class C each pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2015, there was no repayment to Management under this agreement.

At October 31, 2015, contingent liabilities to Management under the agreement were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2013(2)	2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017	2018
Institutional Class	0.90%	(3)	10/31/18	$223,521	$302,363	$323,183
Class A	1.27%	(3)	10/31/18	2,100	259	428
Class C	2.02%	(3)	10/31/18	2,090	351	456

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

(3)  In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 27, 2013 (Commencement of Operations) to September 30, 2013. For the period ended October 31, 2013, voluntary reimbursements for the Institutional Class, Class A and Class C amounted to $8,376, $7 and $11, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

55

Neuberger Berman Fixed Income LLC ("NBFI") and (effective December 1, 2013) Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to the Fund, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 4.25%. Class A shares of the Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$445	$—	$—	$—
Class C	—	213	—	—

For the year ended October 31, 2015, the Fund recorded a capital contribution from Management in the amount of $18,390. This amount was paid in connection with losses incurred in the execution of a trade.

For the year ended October 31, 2014, Management made a voluntary contribution of $15,984 to the Fund. These amounts were paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchases and sales of long-term securities (excluding interest rate swaps, cross currency swaps, forward contracts and financial futures) of $181,242,680 and $177,935,990, respectively.

56

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2015 and October 31, 2014 was as follows:

	For the Year Ended October 31, 2015					For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Institutional Class	5,393	1,159		(6,356)	196	11,399	779		(867)	11,311
Class A	21	1		(0)[z]	22	2	0	[z]	(1)	1
Class C	15	0	[z]	(4)	11	30	0	[z]	(14)	16

z  A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Other: At October 31, 2015, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Strategic Income Fund, which are also managed by Management, held 0.4%, 0.9% and 70.0%, respectively, of the outstanding shares of the Fund. In addition, at October 31, 2015, an affiliated investor owned 0.05% of the Fund's outstanding shares.

Note E—Lines of Credit:

At October 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through October 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from November 1, 2014 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended October 31, 2015, the Fund did not utilize either line of credit with State Street.

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58

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
10/31/2015	$9.94	$0.48	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)
Class A
10/31/2015	$9.94	$0.45	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2015	$9.94	$0.38	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

59

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
10/31/2015	$0.00	$8.41	(10.64)%[a]	$168.7	1.07%	0.90%	5.35%	100%
10/31/2014	$0.00	$9.94	2.98%[a]	$197.6	1.11%	0.90%	5.06%	98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36%**	$87.2	1.64%‡*	0.80%‡*	3.60%‡*	5%**
Class A
10/31/2015	$0.00	$8.41	(10.96)%[a]	$0.2	1.53%	1.27%	5.04%	100%
10/31/2014	$0.00	$9.94	2.61%[a]	$0.1	1.74%	1.27%	4.68%	98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32%**	$0.0	42.54%‡*	1.13%‡*	3.28%‡*	5%**
Class C
10/31/2015	$0.00	$8.41	(11.64)%[a]	$0.3	2.21%	2.02%	4.23%	100%
10/31/2014	$0.00	$9.94	1.83%[a]	$0.2	2.45%	2.02%	3.89%	98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%**	$0.0	43.10%‡*	1.79%‡*	2.60%‡*	5%**

60

Notes to Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

a  The voluntary contributions listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2015 and October 31, 2014, respectively.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of
Neuberger Berman Emerging Markets Debt Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund (the "Fund"), one of the series comprising Neuberger Berman Income Funds, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Emerging Markets Debt Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

62

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Class A and Class C Shareholders:

Please contact your investment provider

Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and NBEL. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

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Name, (Year of Birth), and Address(1)	Position(s) and Length Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each of Neuberger Berman Fixed Income LLC ("NBFI") and Neuberger Berman Europe Limited ("NBEL") (each a "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Neuberger Berman Emerging Markets Debt Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, NBFI and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBFI and NBEL and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, NBFI and NBEL.

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In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management, NBFI and NBEL; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBFI and NBEL, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management, NBFI and NBEL who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, NBFI's and NBEL's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management, NBFI or NBEL used brokers to execute Fund transactions that provide research and other services to Management, NBFI or NBEL, and the types of benefits potentially derived from such services by Management, NBFI, NBEL, the Fund and other clients of Management, NBFI, and NBEL. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management, NBFI and NBEL as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, NBFI and NBEL in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management, NBFI and NBEL in this context.

With respect to investment performance, the Board considered information regarding the Fund's performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, NBFI, NBEL or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's

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reported expense categories. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, as compared to its peer group, for the Fund's Institutional Class shares, the Fund's contractual management fee was lower than the median, but the actual management fee net of fees waived by Management was higher than the median. The Board looked at the Institutional Class fees as a proxy for all of the Fund's classes. The Board considered that, as compared to its peer group, the Fund's performance for Institutional Class shares was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance for Institutional Class shares was lower for the 1-year period. The Fund was launched in 2013 and therefore does not have intermediate- and long-term performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that fee structure was reasonable in part based on the nature of the Fund and in part based on the expense caps in place. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBFI and NBEL could be expected to provide a high level of service to the Fund; that it retained confidence in Management's, NBFI's and NBEL's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

In early 2016 you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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Investment manager: Neuberger Berman Management LLC

Sub-advisers:	Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0287 12/15

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is filed with this annual report on Form N-CSR.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003, and February 13, 2014, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, March 11, 2013, and September 28, 2012, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $271,550 and $296,550 for the fiscal years ended 2014 and 2015, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $107,500 and $130,725 for the fiscal years ended 2014 and 2015, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in

Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,300 and $70,600 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $21,200 and $26,845 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $69,300 and $70,600 for the fiscal years ended 2014 and 2015, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $21,200 and $26,845 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 5, 2016

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2016